--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR A SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                      PARKSTONE SMALL CAPITALIZATION FUND
                       PARKSTONE MID CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND


                      Prospectus dated September 18, 1998


                                [PARKSTONE LOGO]

                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS

INVESTOR A SHARES                            PROSPECTUS DATED SEPTEMBER 18, 1998



GROWTH FUNDS                                                  For more information call:
Parkstone Small Capitalization Fund                           (800) 451-8377
Parkstone Mid Capitalization Fund                             or write to:
Parkstone Large Capitalization Fund                           One Freedom Valley Drive
Parkstone International Discovery Fund                        Oaks, Pennsylvania 19456
GROWTH AND INCOME FUNDS
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund
INCOME FUNDS
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund
TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund
MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund
Parkstone Tax-Free Fund



The funds listed above are sixteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor A Shares. This Prospectus explains concisely what you should know before investing in the Investor A Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September 18, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.



SHARES OF THE GROUP ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE GROUP INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                 PROSPECTUS -- Investor A Shares

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    5
FEE TABLES..................................................    9
FINANCIAL HIGHLIGHTS........................................   12
INVESTMENT OBJECTIVES AND POLICIES..........................   25
RISK FACTORS AND INVESTMENT TECHNIQUES......................   38
INVESTMENT RESTRICTIONS.....................................   51
MANAGEMENT OF THE FUNDS.....................................   53
HOW TO BUY INVESTOR A SHARES................................   58
SALES CHARGES...............................................   61
REDUCED SALES CHARGES.......................................   62
DIRECTED DIVIDEND OPTION....................................   64
EXCHANGE PRIVILEGE..........................................   64
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS....................   66
HOW TO REDEEM YOUR INVESTOR A SHARES........................   66
HOW SHARES ARE VALUED.......................................   69
DIVIDENDS AND TAXES.........................................   70
PERFORMANCE INFORMATION.....................................   72
TELEPHONE ACCESS............................................   73
GENERAL INFORMATION.........................................   73


                                        2          PROSPECTUS--Investor A Shares

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated in the table below.

[CAPTION]


                                                               INVESTMENT
                                                  FINANCIAL    OBJECTIVES     RISK FACTORS AND
                      FUND                        HIGHLIGHTS  AND POLICIES  INVESTMENT TECHNIQUES
Balanced Allocation Fund                              16           27                29
Bond Fund                                             17           30                32
Equity Income Fund                                    17           29                30
Government Income Fund                                20           33                33
International Discovery Fund                          15           26                27
Intermediate Government Obligations Fund              19           32                32
Large Capitalization Fund                             14           25                26
Limited Maturity Bond Fund                            18           30                32
Michigan Municipal Bond Fund                          21           33                35
Mid Capitalization Fund                               13           25                26
Municipal Bond Fund                                   22           33                35
Prime Obligations Fund                                22           36                38
Small Capitalization Fund                             12           25                26
Tax-Free Fund                                         23           36                38
Treasury Fund                                         23           36                38
U.S. Government Obligations Fund                      24           36                38


The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor A Shares of the following Funds:

      Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity
        Fund (the "Mid Capitalization Fund")
      Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
        Balanced Fund (the "Balanced Allocation Fund")
      Parkstone Equity Income Fund, formerly known as the Parkstone High Income
        Equity Fund (the "Equity Income Fund")
      Parkstone Bond Fund (the "Bond Fund")
      Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
        Government Obligations Fund")
      Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
PROSPECTUS--Investor A Shares           3

      Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund") Parkstone U.S. Government Obligations Fund (the "U.S. Government
        Obligations Fund")
      Parkstone Treasury Fund (the "Treasury Fund")
      Parkstone Tax-Free Fund (the "Tax-Free Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds". Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Board of Trustees of the Group has divided beneficial ownership of each Fund into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor A Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("IMC" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, IMC has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

                                        4          PROSPECTUS--Investor A Shares

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor A Shares of the following Funds of the
Group:

      GROWTH FUNDS
      Small Capitalization Fund
      Mid Capitalization Fund
      Large Capitalization Fund
      International Fund

      GROWTH AND INCOME FUNDS
      Balanced Allocation Fund
      Equity Income Fund

      INCOME FUNDS
      Bond Fund
      Limited Maturity Bond Fund
      Intermediate Government Obligations Fund
      Government Income Fund

      TAX-FREE INCOME FUNDS
      Municipal Bond Fund
      Michigan Bond Fund

      MONEY MARKET FUNDS
      Prime Obligations Fund
      U.S. Government Obligations Fund
      Treasury Fund
      Tax-Free Fund

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Investor A Shares of each of the Growth Funds and each of the Growth and Income Funds is equal to the net asset value per share plus a sales charge equal to 5.50% of the public offering price (5.80% of the net amount invested). The public offering price of Investor A Shares of each of the Income Funds and each of the Tax-Free Income Funds is equal to the net asset value per share plus a sales charge equal to 4.75% of the public offering price (5.00% of the net amount invested). The public offering price is reduced when the amount of the transaction at the total public offering price is $25,000 or more for the Growth Funds and the Equity Income Fund and $50,000 or more for the Income Funds, Tax-Free Income Funds, and the Balanced Allocation Fund (see "SALES CHARGES"). Under certain circumstances, the sales charge may be eliminated (see "REDUCED SALES CHARGES--Sales Charge Waivers"). The public offering price of each Money Market Fund is equal to the net asset value per share, which the Group will seek to maintain at $1.00.


Shares may be purchased by mail or telephone, through a broker-dealer that has entered into an agreement with the Group's distributor SEI Investments Distribution Co. ("SEI" or the "Distributor"), through the Group's Auto Invest Plan, Systematic Exchange Program or through certain Parkstone Individual Retirement Accounts. Investor A Shares of one Fund of the Group may be exchanged for Investor A Shares of another Fund of the Group or fund of Armada Funds ("Armada") at net asset value without the imposition of a sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR A SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR A SHARES" and "HOW SHARES ARE VALUED."

PROSPECTUS--Investor A Shares           5

Minimum Purchase


There is a $500 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $50 for investors using the Auto Invest Plan described herein to invest in a Fund. Investors are subject to a $50 minimum for each subsequent investment in such Fund.


Investment Objectives

[CAPTION]

           FUND              INVESTMENT OBJECTIVE
Balanced Allocation Fund     seeks current income, long-term capital growth and
                             conservation of capital
Bond Fund                    seeks to provide current income as well as preservation
                             of capital by investing in a portfolio of high- and
                             medium-grade fixed-income securities
Equity Income Fund           seeks current income by investing in a diversified
                             portfolio of high quality, dividend-paying common
                             stocks and securities convertible into common stocks; a
                             secondary objective is growth of capital
Government Income Fund       seeks to provide shareholders with a high level of
                             current income consistent with prudent investment risk
Intermediate Government      seeks to provide current income with preservation of
Obligations Fund             capital by investing in U.S. government securities with
                             remaining maturities of 12 years or less
International Fund           seeks long-term growth of capital
Large Capitalization Fund    seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks of companies with large
                             market capitalization
Limited Maturity Bond Fund   seeks to provide current income as well as preservation
                             of capital by investing in a portfolio of high- and
                             medium-grade fixed-income securities with remaining
                             maturities of six years or less
Michigan Bond Fund           seeks income which is exempt from federal income tax
                             and Michigan state income and intangibles tax, although
                             such income may be subject to the federal alternative
                             minimum tax when received by certain shareholders; also
                             seeks preservation of capital
Mid Capitalization Fund      seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks
Municipal Bond Fund          seeks to provide current interest income which is
                             exempt from federal income taxes and preservation of
                             capital
Prime Obligations Fund       seeks to provide current income, with liquidity and
                             stability of principal

                                        6          PROSPECTUS--Investor A Shares

------------------------     ------------------------------------------------------
FUND                         INVESTMENT OBJECTIVE
------------------------     ------------------------------------------------------
Small Capitalization Fund    seeks growth of capital by investing primarily in a
                             diversified portfolio of common stocks and securities
                             convertible into common stocks of small- to
                             medium-sized companies
------------------------     ------------------------------------------------------
Tax-Free Fund                seeks to provide as high a level of current interest
                             income free from federal income taxes as is consistent
                             with the preservation of capital and relative stability
                             of principal
------------------------     ------------------------------------------------------
Treasury Fund                seeks to provide current income, with liquidity and
                             stability of principal
------------------------     ------------------------------------------------------
U.S. Government              seeks to provide current income, with liquidity and
Obligations Fund             stability of principal
------------------------     ------------------------------------------------------

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:

------------------------     ------------------------------------------------------
FUND                         INVESTMENT POLICY
------------------------     ------------------------------------------------------
Balanced Allocation Fund     in any type or class of securities, including all types
                             of common stocks, fixed-income securities and
                             securities convertible into common stocks
------------------------     ------------------------------------------------------
Bond Fund                    at least 80% of its total assets in bonds, debentures
                             and certain other debt securities specified herein
------------------------     ------------------------------------------------------
Equity Income Fund           at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed by the Investment Adviser to be characterized
                             by sound management, the ability to finance expected
                             growth and the ability to pay above-average dividends
------------------------     ------------------------------------------------------
Government Income Fund       at least 65% of its total assets in obligations issued
                             or guaranteed by the U.S. government or its agencies or
                             instrumentalities; under current market conditions, up
                             to 80% of its total assets in mortgage-related
                             securities, which are issued or guaranteed by the U.S.
                             government or its agencies or instrumentalities and up
                             to 35% of its total assets in mortgage-related
                             securities issued by non-governmental entities
------------------------     ------------------------------------------------------
Intermediate Government      at least 80% of its total assets in obligations issued
Obligations Fund             or guaranteed by the U.S. government or its agencies or
                             instrumentalities and with remaining maturities of
                             twelve years or less
------------------------     ------------------------------------------------------
International Fund           at least 65% of its total assets in an internationally
                             diversified portfolio of equity securities which trade
                             on markets in countries other than the United States
                             and which are issued by companies (i) domiciled in
                             countries other than the United States, or (ii) that
                             derive at least 50% of either their revenues or pre-tax
                             income from activities outside of the United States,
                             and (iii) which are ranked as small- or medium-sized
                             companies on the basis of their capitalization
------------------------     ------------------------------------------------------

PROSPECTUS--Investor A Shares           7

------------------------     ------------------------------------------------------
FUND                         INVESTMENT POLICY
------------------------     ------------------------------------------------------
Large Capitalization Fund    at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed to be characterized by sound management and
                             the ability to finance expected long-term growth
------------------------     ------------------------------------------------------
Limited Maturity Bond Fund   at least 80% of the value of its total assets in bonds,
                             debentures and certain other debt securities specified
                             herein with remaining maturities of six years or less
------------------------     ------------------------------------------------------
Michigan Bond Fund           at least 80% of its total assets in debt securities of
                             all types; at least 65% of its net assets in municipal
                             securities issued by or on behalf of the State of
                             Michigan, its political subdivisions, municipalities
                             and public authorities
------------------------     ------------------------------------------------------
Mid Capitalization Fund      at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed by the Investment Adviser to be characterized
                             by sound management and the ability to finance expected
                             growth
------------------------     ------------------------------------------------------
Municipal Bond Fund          at least 80% of its total assets in tax-exempt
                             obligations
------------------------     ------------------------------------------------------
Prime Obligations Fund       in high quality money market instruments and other
                             comparable investments
------------------------     ------------------------------------------------------
Small Capitalization Fund    at least 80% of its total assets in common stocks, and
                             securities convertible into common stocks, of companies
                             believed by the Investment Adviser to be characterized
                             by sound management and the ability to finance expected
                             growth
------------------------     ------------------------------------------------------
Tax-Free Fund                at least 80% of its total assets in municipal
                             obligations the interest on which is both exempt from
                             federal income tax and not treated as a preference item
                             for federal alternative minimum tax purposes
------------------------     ------------------------------------------------------
Treasury Fund                exclusively in obligations issued or guaranteed by the
                             U.S. Treasury and in repurchase agreements backed by
                             such securities
------------------------     ------------------------------------------------------
U.S. Government              at least 65% of its total assets in short-term U.S.
Obligations Fund             Treasury bills, notes and other obligations issued by
                             the U.S. government or its agencies or
                             instrumentalities
------------------------     ------------------------------------------------------

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

IMC serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. IMC also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator ("the Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), serves as fund accountant. National City Bank, an affiliate of IMC, and Union Bank of California (the "Custodians"), serve as

                                        8          PROSPECTUS--Investor A Shares
custodians. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. As of October 1, 1998, dividends for the Income Funds and the Tax-Free Income Funds , if any, will be declared on a daily basis and paid on a monthly basis. Dividends for the Growth Funds and the Growth and Income Funds, if any, will continue to be declared and paid on a monthly basis. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

FEE TABLES (INVESTOR A SHARES)

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Charge (as a percentage of the offering
  price)(1)
--Growth Funds and Equity Income Fund.......................   5.50%
--Income Funds (except Limited Maturity Bond Fund) and         4.75%
  Balanced Allocation Fund..................................
--Limited Maturity Bond Fund................................   2.75%
--Tax-Free Income Funds.....................................   4.75%
--Money Market Funds........................................    None
Sales Charge on Reinvested Distributions....................    None
Deferred Sales Charge on Redemptions........................    None
Redemption Fees(2)..........................................   1.00%
Exchange Fees(3)............................................    None


---------------

(1) The sales charge may be eliminated under certain circumstances. (See "REDUCED SALES CHARGES--Sales Charge Waivers.")


(2) Investors who invest $1,000,000 or more in Investor A Shares of the Funds will be subject to a redemption fee of 1.00%, or .25% in the case of the Limited Maturity Bond Fund, for redemptions of such shares made within one year of the date of purchase. In addition, with respect to all Funds, although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.


(3) Exchanges into a Non-Money Market Fund from a Money Market Fund will be normally subject to a sales charge.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                     TOTAL
                                        MANAGEMENT           12B-1               OTHER             OPERATING
                                           FEES              FEES              EXPENSES            EXPENSES
                                      (AFTER WAIVER,    (AFTER WAIVER,      (AFTER WAIVER,      (AFTER WAIVER,
                                      IF APPLICABLE)   IF APPLICABLE)(5)   IF APPLICABLE)(4)   IF APPLICABLE)(4)
                                      --------------   -----------------   -----------------   -----------------
GROWTH FUNDS:
Small Capitalization Fund...........      1.00%              0.25%               0.35%               1.60%
Mid Capitalization Fund.............      1.00%              0.25%               0.30%               1.55%
Large Capitalization Fund...........      0.80%              0.25%               0.30%               1.35%
International Fund..................      1.16%(6)           0.25%               0.41%               1.82%

PROSPECTUS--Investor A Shares           9

                                                                                                     TOTAL
                                        MANAGEMENT           12B-1               OTHER             OPERATING
                                           FEES              FEES              EXPENSES            EXPENSES
                                      (AFTER WAIVER,    (AFTER WAIVER,      (AFTER WAIVER,      (AFTER WAIVER,
                                      IF APPLICABLE)   IF APPLICABLE)(5)   IF APPLICABLE)(4)   IF APPLICABLE)(4)
                                      --------------   -----------------   -----------------   -----------------
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund............      0.75%              0.25%               0.36%               1.36%
Equity Income Fund..................      1.00%              0.25%               0.33%               1.58%

INCOME FUNDS:
Bond Fund...........................      0.70%              0.25%               0.24%               1.19%
Limited Maturity Bond Fund..........      0.55%              0.25%               0.27%               1.07%
Intermediate Government Obligations
  Fund..............................      0.70%              0.25%               0.27%               1.22%
Government Income Fund..............      0.45%              0.25%               0.30%               1.00%

TAX-FREE INCOME FUNDS:
Municipal Bond Fund.................      0.55%              0.25%               0.22%               1.02%
Michigan Bond Fund..................      0.55%              0.25%               0.19%               0.99%

MONEY MARKET FUNDS:
Prime Obligations Fund..............      0.40%              0.10%               0.26%               0.76%
U.S. Government Obligations Fund....      0.40%              0.10%               0.26%               0.76%
Treasury Fund.......................      0.40%              0.10%               0.17%               0.67%
Tax-Free Fund.......................      0.40%              0.10%               0.26%               0.76%

---------------

(4) After voluntary expense reductions.

(5) Pursuant to the Investor A Distribution and Shareholder Service Plan, each Fund is authorized to make payments under such Plan of up to an annual rate of 0.25% of the average daily net asset value of such Fund's Investor A Shares. However, currently payments of only 0.10% are being charged under such Plan with respect to the Money Market Funds.

(6) Calculated based on 1.25% on the first $50 million, in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.

Management Fees and Total Operating Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.62%, respectively. Management Fees, Other Expenses and Total Operating Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.29% and 1.28%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.32% and 1.31%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.32% and 1.31% respectively. For the Government Income Fund, they would have been 0.74%, 0.35% and 1.34%, respectively. For the Municipal Bond Fund, they would have been 0.74%, 0.32% and 1.31%, respectively. For the Michigan Bond Fund, they would have been 0.74%, 0.29% and 1.28%, respectively. 12b-1 Fees, Other Expenses and Total Operating Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of 12b-1 fees and administrative fees, would have been 0.25%, 0.28% and 0.93%, respectively. For the U.S. Government Obligations Fund, they would have been 0.25%, 0.28% and 0.93%, respectively. For the Treasury Fund, they would have been 0.25%, 0.27% and 0.92%, respectively. For the Tax-Free Fund, they would have been 0.25%, 0.28% and 0.93%, respectively. (See "MANAGEMENT OF THE FUNDS--Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")

                                       10          PROSPECTUS--Investor A Shares

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor A Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:


                                                         1        3        5       10
                                                        YEAR    YEARS    YEARS    YEARS
                                                        ----    -----    -----    -----
GROWTH FUNDS:
Small Capitalization Fund.............................  $70     $103     $137     $235
Mid Capitalization Fund...............................  $70     $101     $135     $229
Large Capitalization Fund.............................  $68     $ 95     $125     $208
International Fund....................................  $72     $109     $148     $257
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund..............................  $68     $ 96     $125     $210
Equity Income Fund....................................  $70     $102     $136     $232
INCOME FUNDS:
Bond Fund.............................................  $59     $ 83     $110     $185
Limited Maturity Bond Fund............................  $38     $ 61     $ 85     $154
Intermediate Government Obligations Fund..............  $59     $ 84     $111     $188
Government Income Fund................................  $57     $ 78     $100     $164
TAX-FREE INCOME FUNDS:
Municipal Bond Fund...................................  $57     $ 78     $101     $166
Michigan Bond Fund....................................  $57     $ 78     $100     $163
MONEY MARKET FUNDS:
Prime Obligations Fund................................  $ 8     $ 24     $ 42     $ 94
U.S. Government Obligations Fund......................  $ 8     $ 24     $ 42     $ 94
Treasury Fund.........................................  $ 7     $ 21     $ 37     $ 83
Tax-Free Fund.........................................  $ 8     $ 24     $ 42     $ 94


The information set forth in the foregoing Fee Tables and expense examples relates only to Investor A Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD has adopted rules effective July 7, 1993, which generally limit the aggregate sales charges and payments under the Group's Investor A Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor A Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by IMC or any of its affiliates to its customer accounts which may invest in Investor A Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor A Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PROSPECTUS--Investor A Shares          11

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Investor A Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's May 31, 1998 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

SMALL CAPITALIZATION FUND -- INVESTOR A SHARES

                                             ELEVEN                           YEAR ENDED JUNE 30,
                                             MONTHS       ------------------------------------------------------------
                                             ENDED                             INVESTOR A SHARES
                                              MAY         ------------------------------------------------------------
                                              1998          1997       1996      1995      1994     1993(B)     1992
                                             ------         ----       ----      ----      ----     -------     ----
NET ASSET VALUE, BEGINNING OF PERIOD......    $27.55        $34.17     $25.88    $19.75    $20.31   $14.64      $13.58
                                                ----          ----       ----      ----      ----    -----        ----
Investment Activities
   Net Investment Loss....................     (0.35)        (0.29)     (0.23)    (0.18)    (0.15)   (0.13)      (0.08)
   Net Realized and Unrealized Gains
     (Losses) on Investments..............     (0.18)        (1.08)     12.17      8.46      0.09     6.75        1.89
                                                ----          ----       ----      ----      ----    -----        ----
       Total from Investment Activities...     (0.53)        (1.37)     11.94      8.28     (0.06)    6.62        1.81
                                                ----          ----       ----      ----      ----    -----        ----
Distributions
   Net Investment Income..................        --            --         --        --        --       --          --
   Net Realized Gains.....................     (1.30)        (5.25)     (3.65)    (2.15)    (0.50)   (0.95)      (0.75)
                                                ----          ----       ----      ----      ----    -----        ----
       Total Distributions................     (1.30)        (5.25)     (3.65)    (2.15)    (0.50)   (0.95)      (0.75)
                                                ----          ----       ----      ----      ----    -----        ----
NET ASSET VALUE, END OF PERIOD............    $25.72        $27.55     $34.17    $25.88    $19.75   $20.31      $14.64
                                                ----          ----       ----      ----      ----    -----        ----
                                                ----          ----       ----      ----      ----    -----        ----
Total Return (excluding sales and
 Redemption charges)......................     (1.90)%(e)     4.53%     49.93%    44.88%    (0.55)%  45.77%      12.95%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)........  $163,178      $188,645   $187,016   $71,894   $42,791   $27,976   $180,079
   Ratio of Net Investment Loss To Average
     Net Assets...........................      1.60%(c)      1.57%      1.54%     1.55%     1.40%    1.29%       1.19%
   Ratio of Expenses to Average Net
     Assets...............................     (1.23)%(c)    (1.19)%    (1.18)%   (1.27)%   (1.24)%  (1.02)%     (0.61)%
   Ratio of Net Investment Loss to Average
     Net Assets*..........................      1.60%(c)      1.57%      1.54%     1.58%     1.55%    1.36%       1.28%
   Ratio of Net Investment Loss to Average
     Net Assets*..........................     (1.23)%(c)    (1.19)%    (1.18)%   (1.30)%   (1.39)%  (1.09)%     (0.70)%
   Portfolio Turnover Rate(d).............     46.17%        48.45%     67.22%    50.53%    72.64%   71.21%      95.02%
   Average Commission Rate Paid(f)........                 $0.0788    $0.0800

                                                 YEAR ENDED JUNE 30,
                                            -----------------------------
                                            INVESTOR A SHARES    OCT. 31,
                                            ------------------   1988 TO
                                              1991      1990     1989(A)
                                              ----      ----     --------
NET ASSET VALUE, BEGINNING OF PERIOD......    $14.82    $11.59    $10.00
                                                ----      ----     -----
Investment Activities
   Net Investment Loss....................      0.14      0.04      0.06
   Net Realized and Unrealized Gains
     (Losses) on Investments..............     (1.24)     3.23      1.59
                                                ----      ----     -----
       Total from Investment Activities...     (1.10)     3.27      1.65
                                                ----      ----     -----
Distributions
   Net Investment Income..................     (0.14)    (0.04)    (0.06)
   Net Realized Gains.....................        --        --        --
                                                ----      ----     -----
       Total Distributions................     (0.14)    (0.04)    (0.06)
                                                ----      ----     -----
NET ASSET VALUE, END OF PERIOD............    $13.58    $14.82    $11.59
                                                ----      ----     -----
                                                ----      ----     -----
Total Return (excluding sales and
 Redemption charges)......................     (6.76)%   28.28%    16.60%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)........  $107,500   $94,517   $53,917
   Ratio of Net Investment Loss To Average
     Net Assets...........................      1.15%     1.11%     1.29%(c)
   Ratio of Expenses to Average Net
     Assets...............................      1.08%     0.37%     0.80%(c)
   Ratio of Net Investment Loss to Average
     Net Assets*..........................      1.33%     1.33%     1.54%(c)
   Ratio of Net Investment Loss to Average
     Net Assets*..........................      0.90%     0.15%     0.55%(c)
   Portfolio Turnover Rate(d).............    139.66%    83.10%    51.79%
   Average Commission Rate Paid(f)........

                                       12          PROSPECTUS--Investor A Shares

MID CAPITALIZATION FUND -- INVESTOR A SHARES

                                                                                 YEAR ENDED JUNE 30,
                                                   --------------------------------------------------------------------------------
                                   ELEVEN                                         INVESTOR A SHARES
                                MONTHS ENDED       --------------------------------------------------------------------------------
                                MAY 31, 1998        1997      1996      1995      1994     1993(b)     1992       1991       1990
                                ------------        ----      ----      ----      ----     -------     ----       ----       ----
NET ASSET VALUE, BEGINNING OF
 PERIOD......................       $15.72          $20.71    $16.56    $14.69    $15.11   $12.80      $11.69     $12.37     $11.48
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
Investment Activities
   Net Investment Loss.......        (0.14)          (0.16)    (0.16)    (0.12)    (0.10)   (0.01)       0.17       0.45       0.30
   Net Realized and
     Unrealized Gains
     (Losses) on
     Investments.............         2.51            1.30      4.97      3.46     (0.28)    2.74        1.59      (0.53)      1.86
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
       Total from Investment
        Activities...........         2.37            1.14      4.81      3.34     (0.38)    2.73        1.76      (0.08)      2.16
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
Distributions
   Net Investment Income.....           --              --        --        --        --    (0.02)      (0.17)     (0.45)     (0.28)
   Net Realized Gains........        (3.11)          (6.13)    (0.66)    (0.48)    (0.04)   (0.40)      (0.48)     (0.15)     (0.99)
   In Excess of Net Realized
     Gains...................           --              --        --     (0.99)       --       --          --         --         --
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
       Total Distributions...        (3.11)          (6.13)    (0.66)    (1.47)    (0.04)   (0.42)      (0.65)     (0.60)     (1.27)
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
NET ASSET VALUE, END OF
 PERIOD......................       $14.98          $15.72    $20.71    $16.56    $14.69   $15.11      $12.80     $11.69     $12.37
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
                                   -------            ----      ----      ----      ----    -----        ----       ----       ----
Total Return (excluding sales
 and redemption charges).....        16.84%*(e)       5.78%    29.57%    24.85     (2.57)%  21.42%      15.18%     (0.45)%    19.23%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000)...................      $90,183         $80,634   $66,260   $43,803   $36,108   $26,460   $407,782   $298,655   $247,683
   Ratio of Expenses to
     Average Net Assets......         1.55%(c)        1.56%     1.54%     1.51%     1.38%    1.28%       1.18%      1.10%      1.07%
   Ratio of Net Investment
     Loss to Average Net
     Assets..................        (1.02)%(c)      (1.05)%   (0.94)%   (0.87)%   (0.75)%  (0.12)%      1.24%      3.87%      2.51%
   Ratio of Expenses to
     Average Net Assets*.....         1.55%(c)        1.56%     1.54%     1.54%     1.53%    1.35%       1.26       1.28%      1.29%
   Ratio of Net Investment
     Loss to Average Net
     Assets*.................        (1.02)%(c)      (1.05)%   (0.94)%   (0.90)%   (0.90)%  (0.19)%      1.15%      3.69%      2.29%
   Portfolio Turnover
     Rate(d).................        38.41%          38.47%    49.27%    46.39%    70.87%   66.48%      93.76%    189.26%    136.95%
   Average Commission Rate
     Paid(f).................                      $0.0794   $0.0796


                                OCT. 31, 1988
                                      TO
                               June 30, 1989(a)
                               ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD......................        $10.00
                                   --------
Investment Activities
   Net Investment Loss.......          0.20
   Net Realized and
     Unrealized Gains
     (Losses) on
     Investments.............          1.47
                                   --------
       Total from Investment
        Activities...........          1.67
                                   --------
Distributions
   Net Investment Income.....         (0.19)
   Net Realized Gains........            --
   In Excess of Net Realized
     Gains...................            --
                                   --------
       Total Distributions...         (0.19)
                                   --------
NET ASSET VALUE, END OF
 PERIOD......................        $11.48
                                   --------
                                   --------
Total Return (excluding sales
 and redemption charges).....         16.83%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000)...................      $180,124
   Ratio of Expenses to
     Average Net Assets......          1.06%(c)
   Ratio of Net Investment
     Loss to Average Net
     Assets..................          2.80%(c)
   Ratio of Expenses to
     Average Net Assets*.....          1.31%(c)
   Ratio of Net Investment
     Loss to Average Net
     Assets*.................          2.55%(c)
   Portfolio Turnover
     Rate(d).................         87.30%
   Average Commission Rate
     Paid(f).................


PROSPECTUS--Investor A Shares          13

LARGE CAPITALIZATION FUND -- INVESTOR A SHARES

                                                           INVESTOR A SHARES
                                                     ------------------------------
                                                     ELEVEN MONTHS
                                                         ENDED         YEAR ENDED       DEC. 28, 1995
                                                        MAY 31,         JUNE 30,              TO
                                                         1998             1997         JUNE 30, 1996(A)
                                                     -------------     ----------      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD...............      $14.44           $11.23            $10.00
                                                      ---------        ---------       -----------
Investment Activities
     Net Investment Income (Loss)..................       (0.06)                              0.03
     Net Realized and Unrealized Gains (Losses) on
       Investments.................................        3.51             3.30              1.23
                                                      ---------        ---------       -----------
          Total From Investment Activities.........        3.45             3.30              1.26
                                                      ---------        ---------       -----------
Distributions
     Net Investment Income.........................          --            (0.01)            (0.03)
     Tax Return of Capital.........................       (0.03)              --                --
     Net Realized Gains............................       (1.67)           (0.08)               --
                                                      ---------        ---------       -----------
          Total Distributions......................       (1.70)           (0.09)            (0.03)
                                                      ---------        ---------       -----------
NET ASSET VALUE, END OF PERIOD.....................      $16.19           $14.44            $11.23
                                                      ---------        ---------       -----------
                                                      ---------        ---------       -----------
Total Return (excluding sales and redemption
  charges).........................................       25.95%(e)        29.52%             8.99%(e)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000)...............     $21,628          $12,260            $1,657
     Ratio of Expenses to Average Net Assets.......        1.35%(c)         1.37%             1.40%(c)
     Ratio of Net Investment Gain (Loss) to Average
       Net Assets..................................       (0.45)%(c)       (0.14)%            0.31%(c)
     Ratio of Expenses to Average Net Assets*......        1.35%(c)         1.37%             2.62%(c)
     Ratio of Net Investment Loss to Average Net
       Assets*.....................................       (0.45)%(c)       (0.14)%           (0.91)%(c)
     Portfolio Turnover Rate (d)...................       24.74%           48.44%             0.86%
     Average Commission Rate Paid (f)..............                      $0.0932           $0.0800

                                       14          PROSPECTUS--Investor A Shares

INTERNATIONAL DISCOVERY FUND -- INVESTOR A SHARES

                                                                  YEAR ENDED JUNE 30,
                                                        ----------------------------------------
                                       ELEVEN MONTHS               INVESTOR A SHARES                   DEC. 29, 1992
                                           ENDED        ----------------------------------------            TO
                                       MAY 31, 1998      1997       1996       1995       1994      JUNE 30, 1993(A)(B)
                                       -------------    -------    -------    -------    -------    -------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................      $16.25        $14.01     $12.23     $13.18     $11.50          $10.00
                                          -------       -------    -------    -------    -------          ------
Investment Activities
    Net Investment Income (Loss).....       (0.09)        (0.07)     (0.02)      0.03      (0.02)           0.03
    Net Realized and Unrealized Gains
      (Losses) on Investments and
      Foreign Currency
      Transactions...................        0.86          2.31       1.81      (0.36)      1.74            1.48
                                          -------       -------    -------    -------    -------          ------
        Total From Investment
          Activities.................        0.77          2.24       1.79      (0.33)      1.72            1.51
                                          -------       -------    -------    -------    -------          ------
Distributions
    Net Investment Income............          --            --         --         --      (0.02)          (0.01)
    Net Realized Gains...............       (0.51)           --      (0.01)     (0.62)     (0.02)             --
                                          -------       -------    -------    -------    -------          ------
        Total Distributions..........       (0.51)                   (0.01)     (0.62)     (0.04)          (0.01)
                                          -------       -------    -------    -------    -------          ------
NET ASSET VALUE, END OF PERIOD.......      $16.51        $16.25     $14.01     $12.23     $13.18          $11.50
                                          =======       =======    =======    =======    =======          ======
Total Return (excluding sales and
  redemption charges)................        5.17%(e)     15.99%     14.65%     (2.19)%    14.99%          15.11%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $43,268       $48,557    $39,575    $34,228    $36,297          $8,353
    Ratio of Expenses to Average Net
      Assets.........................        1.82%(c)      1.80%      1.80%      1.78%      1.63%           1.64%(c)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...       (0.75)%(c)    (0.54)%    (0.11)%     0.08%     (0.29)%         (1.02)%(c)
    Ratio of Expenses to Average Net
      Assets*........................        1.82%(c)      1.80%      1.88%      1.91%      1.84%           1.81%(c)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................       (0.75)%(c)    (0.54)%    (0.19)%    (0.06)%    (0.49)%         (0.85)%(c)
    Portfolio Turnover Rate(d).......       34.15%        45.18%     54.47%    104.39%     37.23%          12.47%
    Average Commission Rate
      Paid(f)........................                   $0.0329    $0.0321

PROSPECTUS--Investor A Shares          15

BALANCED ALLOCATION FUND -- INVESTOR A SHARES

                                ELEVEN                        YEAR ENDED JUNE 30,                       JAN. 31,
                                MONTHS      -------------------------------------------------------       1992
                                 ENDED                         INVESTOR A SHARES                           TO
                                MAY 31,     -------------------------------------------------------     JUNE 30,
                                 1998        1997        1996        1995        1994       1993(B)     1992(A)
                                -------      ----        ----        ----        ----       -------     --------
NET ASSET VALUE, BEGINNING OF
  PERIOD......................  $13.00       $13.37      $12.19      $10.67      $11.09     $ 9.68       $10.00
                                -------      ------      ------      ------      ------     -------     -------
Investment Activities
    Net Investment Income
      (Loss)..................    0.29         0.32        0.32        0.28        0.26       0.28         0.14
    Net Realized and
      Unrealized Gains
      (Losses) On Investments
      and Foreign Currency
      Transactions............    1.21         1.12        1.74        1.69       (0.43)      1.42        (0.34)
                                -------      ------      ------      ------      ------     -------     -------
         Total From Investment
           Activities.........    1.50         1.44        2.06        1.97       (0.17)      1.70        (0.20)
                                -------      ------      ------      ------      ------     -------     -------
Distributions
    Net Investment Income.....   (0.32)       (0.33)      (0.31)      (0.29)      (0.25)     (0.29)       (0.12)
    Net Realized Gains........   (0.36)       (1.48)      (0.57)      (0.01)         --         --           --
    In Excess of Net
      Investment Income.......      --           --          --       (0.15)         --         --           --
                                -------      ------      ------      ------      ------     -------     -------
         Total
           Distributions......   (0.68)       (1.81)      (0.88)      (0.45)      (0.25)     (0.29)       (0.12)
                                -------      ------      ------      ------      ------     -------     -------
NET ASSET VALUE, END OF
  PERIOD......................  $13.82       $13.00      $13.37      $12.19      $10.67     $11.09       $ 9.68
                                -------      ------      ------      ------      ------     -------     -------
                                -------      ------      ------      ------      ------     -------     -------
Total Return (excluding sales
  and redemption charges).....   11.87%(e)    11.61%      17.51%      18.96%      (1.63)%    17.74%       (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)...................  $19,404     $18,826     $17,097     $12,849     $11,901     $6,115      $38,136
    Ratio of Expenses to
      Average Net Assets......    1.36%(c)     1.36%       1.41%       1.47%       1.18%      1.18%        1.19%(c)
    Ratio of Net Investment
      Income (Loss) to Average
      Net Assets..............    2.32%(c)     2.47%       2.37%       2.54%       2.38%      2.66%        3.46%(c)
    Ratio of Expenses to
      Average Net Assets*.....    1.62%(c)     1.61%       1.66%       1.78%       1.63%      1.53%        1.50%(c)
    Ratio of Net Investment
      Income (Loss) to Average
      Net Assets*.............    2.07%(c)     2.22%       2.12%       2.23        1.93       2.31%        3.13%(c)
    Portfolio Turnover
      Rate(d).................  117.80%      425.05%     437.90%     250.66%     192.39%    177.99%       47.58%

                                       16          PROSPECTUS--Investor A Shares

EQUITY INCOME FUND -- INVESTOR A SHARES

                                               ELEVEN                    YEAR ENDED JUNE 30,
                                               MONTHS      ------------------------------------------------
                                               ENDED                      INVESTOR A SHARES
                                              MAY 31,      ------------------------------------------------
                                                1998        1997      1996      1995       1994     1993(B)
                                              -------       ----      ----      ----       ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD........    $19.20      $17.31    $14.49    $13.50     $14.69   $13.14
                                                  ----        ----      ----      ----       ----    -----
Investment Activities
   Net Investment Income (Loss).............      0.25        0.29      0.30      0.36       0.37     0.45
   Net Realized and Unrealized Gains
     (Losses) on Investments................      2.72        3.57      3.27      1.00      (0.56)    1.69
                                                  ----        ----      ----      ----       ----    -----
       Total From Investment Activities.....      2.97        3.86      3.57      1.36      (0.19)    2.14
                                                  ----        ----      ----      ----       ----    -----
Distributions
   Net Investment Income....................     (0.21)      (0.28)    (0.30)    (0.36)     (0.37)   (0.45)
   In Excess of Net Investment Income.......        --          --        --     (0.01)        --       --
   Net Realized Gains.......................     (3.18)      (1.69)    (0.45)       --      (0.24)   (0.14)
   In Excess of Net Realized Gains..........                    --        --        --      (0.39)      --
                                                  ----        ----      ----      ----       ----    -----
       Total Distributions..................     (3.39)      (1.97)    (0.75)    (0.37)     (1.00)   (0.59)
                                                  ----        ----      ----      ----       ----    -----
NET ASSET VALUE, END OF PERIOD..............    $18.78      $19.20    $17.31    $14.49     $13.50   $14.69
                                              ========     =======   =======   =======   ========   =======
Total Return (excluding sales and Redemption
 charges)...................................     17.08%(e)   23.81%    25.05%    10.32%     (1.63)%  16.71%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)..........  $104,503     $99,423   $82,396   $71,063    $76,108   $50,000
   Ratio of Expenses to Average Net
     Assets.................................      1.58%(c)    1.58%     1.57%     1.54%      1.40%    1.29%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets.....................      1.39%(c)    1.62%     1.86%     2.65%      2.56%    3.24%
   Ratio of Expenses to Average Net
     Assets*................................      1.58%(c)    1.58%     1.57%     1.57%      1.55%    1.36%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets.....................      1.39%(c)    1.62%     1.86%     2.61%      2.41%    3.17%
   Portfolio Turnover Rate(d)...............     18.62%      20.14%    40.75%    77.70%     69.35%   67.26%
   Average Commission Rate Paid(f)..........               $0.0800   $0.0800               115.68%

                                                   YEAR ENDED JUNE 30,
                                              -----------------------------   OCT. 31,
                                                    INVESTOR A SHARES          1988 TO
                                              -----------------------------   JUNE 30,
                                                1992       1991      1990      1989(a)
                                                ----       ----      ----     --------
NET ASSET VALUE, BEGINNING OF PERIOD........    $12.48     $12.19    $11.35     $10.00
                                                  ----       ----      ----      -----
Investment Activities
   Net Investment Income (Loss).............      0.54       0.57      0.56       0.35
   Net Realized and Unrealized Gains
     (Losses) on Investments................      0.99       0.38      1.04       1.32
                                                  ----       ----      ----      -----
       Total From Investment Activities.....      1.53       0.95      1.60       1.67
                                                  ----       ----      ----      -----
Distributions
   Net Investment Income....................     (0.54)     (0.59)    (0.54)     (0.32)
   In Excess of Net Investment Income.......        --         --        --         --
   Net Realized Gains.......................     (0.33)     (0.07)    (0.22)        --
   In Excess of Net Realized Gains..........        --         --        --         --
                                                  ----       ----      ----      -----
       Total Distributions..................     (0.87)     (0.66)    (0.76)     (0.32)
                                                  ----       ----      ----      -----
NET ASSET VALUE, END OF PERIOD..............    $13.14     $12.48    $12.19     $11.35
                                              ========   ========   =======    =======
Total Return (excluding sales and Redemption
 charges)...................................     12.56%      8.22%    14.37%     16.97%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)..........  $270,549   $150,980   $96,344    $66,367
   Ratio of Expenses to Average Net
     Assets.................................      1.19%      1.13%     1.11%      1.16%(c)
   Ratio of Net Investment Income (Loss) to
     Average Net Assets.....................      4.12%      4.75      4.69       4.92%(c)
   Ratio of Expenses to Average Net
     Assets*................................      1.27%      1.31%     1.33%      1.41%(c)
   Ratio of Net Investment Income (Loss) to
     Average Net Assets.....................      4.03%      4.57%     4.47%      4.67%
   Portfolio Turnover Rate(d)...............     68.42%      4.57%    53.08%     29.55
   Average Commission Rate Paid(f)..........

BOND FUND -- INVESTOR A SHARES

                                            ELEVEN                                  YEAR ENDED JUNE 30,
                                            MONTHS        -----------------------------------------------------------------------
                                             ENDED                                   INVESTOR A SHARES
                                            MAY 31,       -----------------------------------------------------------------------
                                             1998          1997       1996       1995      1994     1993(B)     1992       1991
                                            -------        ----       ----       ----      ----     -------     ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD.....   $  9.68         $9.51      $9.67      $9.30    $10.54   $10.54      $10.07     $10.00
                                            -------       -------   --------   --------   -------   -------   --------   --------
Investment Activities
   Net Investment Income (Loss)..........      0.52          0.56       0.57       0.58      0.59     0.71        0.75       0.77
   Net Realized and Unrealized Gains
     (Losses) on Investments.............      0.32          0.17      (0.16)      0.38     (0.72)    0.47        0.56       0.08
                                            -------       -------   --------   --------   -------   -------   --------   --------
     Total From Investment Activities....      0.84          0.73       0.41       0.96     (0.13)    1.18        1.31       0.85
                                            -------       -------   --------   --------   -------   -------   --------   --------
Distributions Net Investment Income......    (0.53)         (0.56)     (0.57)     (0.58)    (0.57)   (0.73)      (0.76)     (0.78)
   Net Realized Gains....................        --            --         --         --        --    (0.45)      (0.08)        --
   In Excess of Net Realized Gains.......        --            --         --      (0.01)    (0.54)      --          --         --
                                            -------       -------   --------   --------   -------   -------   --------   --------
     Total Distributions.................    (0.53)         (0.56)     (0.57)     (0.59)    (1.11)   (1.18)      (0.84)     (0.78)
                                            -------       -------   --------   --------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD...........   $  9.99         $9.68      $9.51      $9.67     $9.30   $10.54      $10.54     $10.07
                                            =======       =======   ========   ========   =======   =======   ========   ========
Total Return (excluding sales and
 redemption charges).....................      8.83%(e)      7.92%      4.27%     10.85%    (1.62)%  11.93%      13.47%      8.80%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).......   $16,669       $19,760    $20,175    $17,572   $18,391   $18,562   $477,526   $432,225
   Ratio of Expenses to Average Net
     Assets..............................      1.19%(c)      1.19%      1.19%      1.24%    0.98%     0.89%       0.87%      0.84%
   Ratio of Net Investment Income
     (Loss)..............................      5.81%(c)      5.88%      5.71%      6.32%    5.86%     6.47%       7.19%      7.72%
   Ratio of Expenses to Average Net
     Assets*.............................      1.28%(c)      1.28%      1.28%      1.39%    1.27%     1.07%       1.01%      1.02%
   Ratio of Net Investment Income (Loss)
     to Average Net Assets*..............      5.71%(c)      5.79%      5.62%      6.17%    5.57%     6.29%       7.05%      7.54%
     Portfolio Turnover Rate (d).........    545.68%       827.00%   1189.27%   1010.64%  893.27%   443.98%     289.38%    337.74%

                                                      OCT. 31,
                                                        1988
                                                         TO
                                                      JUNE 30,
                                             1990      1989(a)
                                             ----     --------
NET ASSET VALUE, BEGINNING OF PERIOD.....    $10.11     $10.00
                                           --------   --------
Investment Activities
   Net Investment Income (Loss)..........      0.78       0.53
   Net Realized and Unrealized Gains
     (Losses) on Investments.............     (0.11)      0.09
                                           --------   --------
     Total From Investment Activities....      0.67       0.62
                                           --------   --------
Distributions Net Investment Income......     (0.78)     (0.51)
   Net Realized Gains....................        --         --
   In Excess of Net Realized Gains.......        --         --
                                           --------   --------
     Total Distributions.................     (0.78)     (0.51)
                                           --------   --------
NET ASSET VALUE, END OF PERIOD...........    $10.00     $10.11
                                           ========   ========
Total Return (excluding sales and
 redemption charges).....................      6.94%      6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).......  $316,477   $123,928
   Ratio of Expenses to Average Net
     Assets..............................      0.81%      0.82%(c)
   Ratio of Net Investment Income
     (Loss)..............................      8.04%      8.06%(c)
   Ratio of Expenses to Average Net
     Assets*.............................      1.02%      1.06%(c)
   Ratio of Net Investment Income (Loss)
     to Average Net Assets*..............      7.83%      7.82%(c)
     Portfolio Turnover Rate (d).........    314.71%    121.08%


PROSPECTUS--Investor A Shares          17

LIMITED MATURITY BOND FUND -- INVESTOR A SHARES

                                      ELEVEN                                    YEAR ENDED JUNE 30,
                                      MONTHS       ------------------------------------------------------------------------------
                                       ENDED                                     INVESTOR A SHARES
                                      MAY 31,      ------------------------------------------------------------------------------
                                       1998         1997      1996      1995      1994     1993(B)     1992      1991      1990
                                      -------       ----      ----      ----      ----     -------     ----      ----      ----
NET ASSET VALUE, BEGINNING OF
  PERIOD............................    $9.49        $9.48     $9.71     $9.57    $10.18    $10.25      $9.93     $9.88    $10.08
                                      -------      -------   -------   -------   -------   -------   --------   -------   -------
Investment Activities
    Net Investment Income (Loss)....     0.47         0.55      0.62      0.56      0.62      0.65       0.71      0.72      0.83
    Net Realized and Unrealized
      Gains (Losses) on
      Investments...................     0.01         0.01     (0.21)     0.13     (0.58)     0.13       0.35      0.10     (0.15)
                                      -------      -------   -------   -------   -------   -------   --------   -------   -------
        Total From Investment
          Activities................     0.48         0.56      0.41      0.69      0.04      0.78       1.06      0.82      0.68
                                      -------      -------   -------   -------   -------   -------   --------   -------   -------
Distributions
    Net Investment Income...........   (0.47)        (0.55)    (0.62)    (0.55)    (0.61)    (0.69)     (0.71)    (0.73)    (0.83)
    Net Realized Gains..............       --           --     (0.01)       --        --     (0.16)     (0.03)    (0.04)    (0.05)
    In Excess of Net Realized
      Gains.........................                    --        --        --     (0.04)       --         --        --        --
    Tax Return of Capital...........                                                                                 --        --
        Total Distributions.........   (0.47)        (0.55)    (0.64)    (0.55)    (0.65)    (0.85)     (0.74)    (0.77)    (0.88)
                                      -------      -------   -------   -------   -------   -------   --------   -------   -------
NET ASSET VALUE, END OF PERIOD......    $9.50        $9.49     $9.48     $9.71     $9.57    $10.18     $10.25     $9.93     $9.88
                                      =======      =======   =======   =======   =======   =======   ========   =======   =======
Total Return (excluding sales and
  Redemption charges)...............     5.23%(e)     6.11%     4.37%     7.53%     0.32%     7.96%     11.00%     8.66%     7.10%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000).........................  $41,571      $27,381   $14,390   $18,930   $24,907   $18,060   $117,241   $70,870   $43,696
    Ratio of Expenses to Average Net
      Assets........................     1.07%(c)     1.11%     1.09%     1.05%     0.86%     0.75%      0.83%     0.91%     0.92%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets........................     5.37%(c)     5.76%     6.09%     5.89%     6.22%     6.41%      7.13%     7.47%     8.01%
    Ratio of Expenses to Average Net
      Assets*.......................     1.31%(c)     1.35%     1.33%     1.36%     1.30%     1.08%      1.05%     1.10%     1.14%
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*.......................     5.13%(c)     5.52%     5.85%     5.58%     5.78%     6.08%      6.91%     7.28%     7.79%
    Portfolio Turnover Rate(d)......   225.88%      607.84%   618.60%   397.97%   353.28%   123.10%     87.75%   161.32%   319.11%

                                      OCT. 31,
                                        1998
                                         TO
                                      JUNE 30,
                                      1989(A)
                                      --------
NET ASSET VALUE, BEGINNING OF
  PERIOD............................   $10.00
                                      -------
Investment Activities
    Net Investment Income (Loss)....     0.53
    Net Realized and Unrealized
      Gains (Losses) on
      Investments...................     0.02
                                      -------
        Total From Investment
          Activities................     0.55
                                      -------
Distributions
    Net Investment Income...........   (0.47)
    Net Realized Gains..............       --
    In Excess of Net Realized
      Gains.........................       --
    Tax Return of Capital...........
        Total Distributions.........   (0.47)
                                      -------
NET ASSET VALUE, END OF PERIOD......   $10.08
                                      =======
Total Return (excluding sales and
  Redemption charges)...............     5.70%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000).........................  $71,627
    Ratio of Expenses to Average Net
      Assets........................     0.88%(c)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets........................     8.19%(c)
    Ratio of Expenses to Average Net
      Assets*.......................     1.12%(c)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*.......................     7.95%
    Portfolio Turnover Rate(d)......   117.37%

                                       18          PROSPECTUS--Investor A Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND -- INVESTOR A SHARES

                               ELEVEN                                   YEAR ENDED JUNE 30,
                               MONTHS     --------------------------------------------------------------------------------
                                ENDED                                    INVESTOR A SHARES
                               MAY 31,    --------------------------------------------------------------------------------
                                1998       1997      1996      1995      1994     1993(B)     1992       1991       1990
                               -------     ----      ----      ----      ----     -------     ----       ----       ----
NET ASSET VALUE, BEGINNING
  OF PERIOD.................     $9.73      $9.70     $9.93     $9.62    $10.53   $10.42      $10.05      $9.91     $10.05
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
Investment Activities
    Net Investment Income
      (Loss)................      0.49       0.52      0.60      0.50      0.59     0.68        0.71       0.74       0.79
    Net Realized and
      Unrealized Gains
      (Losses) on
      Investments...........      0.16       0.04     (0.25)     0.31     (0.66)    0.21        0.46       0.15      (0.11)
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
        Total From
          Investment
          Activities........      0.65       0.56      0.35      0.81     (0.07)    0.89        1.17       0.89       0.68
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
Distributions
    Net Investment Income...     (0.49)     (0.53)    (0.58)    (0.50)    (0.59)   (0.73)      (0.71)     (0.75)     (0.79)
    Tax Return of Capital...     (0.01)        --        --        --        --       --          --         --         --
    Net Realized Gains......        --         --        --        --        --    (0.05)      (0.09)        --      (0.03)
    In Excess of Net
      Realized Gains........        --         --        --        --     (0.25)      --          --         --         --
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
        Total
          Distributions.....     (0.50)     (0.53)    (0.58)    (0.50)    (0.84)   (0.78)      (0.80)     (0.75)     (0.82)
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
NET ASSET VALUE, END OF
  PERIOD....................     $9.88      $9.73     $9.70     $9.93     $9.62   $10.53      $10.42     $10.05      $9.91
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
                                 -----      -----     -----     -----     -----   ------       -----      -----      -----
Total Return (excluding
  sales and redemption
  charges)..................      6.78%(e)    5.91%    3.69%     8.69%    (0.90)%   8.92%      12.03%      9.32%      7.07%
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of
      Period (000)..........   $14,461    $18,552   $22,954   $27,521   $36,106   $37,055   $234,906   $142,864   $100,205
    Ratio of Expenses to
      Average Net Assets....      1.22%(c)    1.23%    1.21%     1.25%     1.00%    0.90%       0.87%      0.86%      0.85%
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets....      5.42%(c)    5.41%    5.51%     5.22%     5.80%    6.51%       7.07%      7.48%      8.04%
    Ratio of Expenses to
      Average Net Assets*...      1.31%(c)    1.32%    1.30%     1.41%     1.29%    1.08%       1.01%      1.04%      1.06%
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets*...      5.34%(c)    5.32%    5.42%     5.07%     5.51%    6.33%       6.93%      7.30%      7.83%
    Portfolio Turnover Rate
      (d)...................    774.28%   1516.78%   916.39%   549.93%   546.06%  225.90%     114.76%    164.59%    294.62%


                               OCT. 31, 1988
                                     TO
                              June 30, 1989(a)
                              ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................       $10.00
                               ----------
Investment Activities
    Net Investment Income
      (Loss)................         0.50
    Net Realized and
      Unrealized Gains
      (Losses) on
      Investments...........        (0.02)
                               ----------
        Total From
          Investment
          Activities........         0.48
                               ----------
Distributions
    Net Investment Income...        (0.43)
    Tax Return of Capital...           --
    Net Realized Gains......           --
    In Excess of Net
      Realized Gains........           --
                               ----------
        Total
          Distributions.....        (0.43)
                               ----------
NET ASSET VALUE, END OF
  PERIOD....................       $10.05
                               ----------
                               ----------
Total Return (excluding
  sales and redemption
  charges)..................         4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of
      Period (000)..........      $83,212
    Ratio of Expenses to
      Average Net Assets....         0.87%(c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets....         7.79%(c)
    Ratio of Expenses to
      Average Net Assets*...         1.11%(c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets*...         7.55%(c)
    Portfolio Turnover Rate
      (d)...................       111.96%

PROSPECTUS--Investor A Shares          19

U. S. GOVERNMENT INCOME FUND -- INVESTOR A SHARES

                                                 ELEVEN               YEAR ENDED JUNE 30,
                                                 MONTHS      -------------------------------------
                                                  ENDED                INVESTOR A SHARES                NOV. 12, 1992
                                                 MAY 31,     -------------------------------------           TO
                                                  1998        1997      1996      1995      1994     June 30, 1993(a)(b)
                                                 -------      ----      ----      ----      ----     -------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........    $9.15       $9.25     $9.42     $9.41    $10.04          $10.00
                                                   -----       -----     -----     -----    ------          ------
Investment Activities
    Net Investment Income (Loss)...............     0.61        0.70      0.73      0.75      0.74            0.48
    Net Realized and Unrealized Gains (Losses)
      on Investments...........................     0.08       (0.10)    (0.17)       --     (0.64)           0.04
                                                   -----       -----     -----     -----    ------          ------
         Total From Investment Activities......     0.69        0.60      0.56      0.75      0.10            0.52
                                                   -----       -----     -----     -----    ------          ------
Distributions
    Net Investment Income......................    (0.53)      (0.59)    (0.65)    (0.66)    (0.72)          (0.48)
    Tax Return of Capital......................    (0.04)      (0.11)    (0.08)    (0.08)    (0.01)             --
                                                   -----       -----     -----     -----    ------          ------
         Total Distributions...................    (0.57)      (0.70)    (0.73)    (0.74)    (0.73)          (0.48)
                                                   -----       -----     -----     -----    ------          ------
NET ASSET VALUE, END OF PERIOD.................    $9.27       $9.15     $9.25     $9.42     $9.41          $10.04
                                                   =====       =====     =====     =====    ======          ======
Total Return (excluding sales and redemption
  Charges).....................................     7.80%(e)    6.86%     5.97%     8.46%     0.94%           5.35%(e)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)............  $54,710     $58,589   $52,250   $50,931   $54,027         $32,633
    Ratio of Expenses to Average Net Assets....     1.00%(c)    1.02%     1.01%     1.04%     0.82%           0.75%(c)
    Ratio of Net Investment Income (Loss) to
      Average Net Assets.......................     7.20%(c)    7.64%     7.70%     8.03%     7.42%           7.41%(c)
    Ratio of Expenses to Average Net Assets*...     1.34%(c)    1.36%     1.35%     1.44%     1.36%           1.23%(c)
    Ratio of Net Investment Income (Loss) to
      Average Net Assets*......................     6.86%(c)    7.30%     7.36%     7.63%     6.87%           6.93%(c)
    Portfolio Turnover Rate (d)................   278.94%     499.53%   348.01%   114.71%   102.24%         135.06%

                                       20          PROSPECTUS--Investor A Shares

MICHIGAN MUNICIPAL BOND FUND -- INVESTOR A SHARES

                               ELEVEN                              YEAR ENDED JUNE 30,
                               MONTHS        ---------------------------------------------------------------
                                ENDED                               INVESTOR A SHARES                             JULY 2, 1990
                               MAY 31,       ---------------------------------------------------------------           TO
                                1998          1997       1996       1995       1994      1993(B)      1992      JUNE 30, 1991(A)
                               -------        ----       ----       ----       ----      -------      ----      ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.................    $10.89        $10.76     $10.75     $10.53     $10.97     $10.58      $10.14          $10.00
                                ------         -----      -----      -----      -----      -----       -----      ----------
Investment Activities
    Net Investment
      Income(Loss)..........      0.42          0.49       0.47       0.48       0.47       0.50        0.52            0.55
    Net Realized and
      Unrealized
      Gains(Losses) on
      Investments...........      0.23          0.14       0.04       0.23      (0.36)      0.47        0.44            0.11
                                ------         -----      -----      -----      -----      -----       -----      ----------
        Total From
          Investment
          Activities........      0.65          0.63       0.51       0.71       0.11       0.97        0.96            0.66
                                ------         -----      -----      -----      -----      -----       -----      ----------
Distributions
    Net Investment Income...     (0.45)        (0.46)     (0.47)     (0.48)     (0.45)     (0.54)      (0.52)          (0.52)
    In Excess of Net
      Investment Income.....                                         (0.01)        --      (0.01)         --              --
                                ------         -----      -----      -----      -----      -----       -----      ----------
    Net Realized Gains......     (0.03)        (0.04)     (0.03)        --      (0.01)     (0.04)         --              --
    In Excess of Net
      Realized Gains........        --            --         --         --      (0.09)        --          --              --
                                ------         -----      -----      -----      -----      -----       -----      ----------
        Total
          Distributions.....     (0.48)        (0.50)     (0.50)     (0.49)     (0.55)     (0.58)      (0.52)          (0.52)
                                ------         -----      -----      -----      -----      -----       -----      ----------
NET ASSET VALUE, END OF
  PERIOD....................    $11.06        $10.89     $10.76     $10.75     $10.53     $10.97      $10.58          $10.14
                                ------         -----      -----      -----      -----      -----       -----      ----------
                                ------         -----      -----      -----      -----      -----       -----      ----------
Total Return (excluding
  sales and Redemption
  charges)..................      5.96%(e)      5.89%      4.87%      6.99%      0.92%      9.40%       9.73%           6.77%(e)
RATIOS/ SUPPLEMENTARY DATA:
    Net Assets, End Of
      Period (000)..........   $38,536       $38,302    $36,681    $37,874    $42,204    $32,778    $146,782         $90,182
    Ratio of Expenses to
      Average Net Assets....      0.99%(c)      1.01%      1.02%      1.00%      0.85%      0.78%       0.84%           0.57%(c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets....      4.09%(c)      4.48%      4.32%      4.57%      4.25%      4.67%       5.15%           5.76%(c)
    Ratio of Expenses to
      Average Net Assets*...      1.28%(c)      1.30%      1.31%      1.32%      1.29%      1.12%       1.05%           1.15%(c)
    Ratio of Net Investment
      Income (Loss) to
      Average Net Assets*...      3.80%(c)      4.19%      4.03%      4.25%      3.81%      4.33%       4.93%           5.18%(c)
    Portfolio Turnover Rate
      (d)...................     26.24%        28.48%     27.66%     26.06%      6.69%     35.81%      19.97%          45.30%

PROSPECTUS--Investor A Shares          21

MUNICIPAL BOND FUND -- INVESTOR A SHARES

                                                ELEVEN                    YEAR ENDED JUNE 30,
                                                MONTHS       ---------------------------------------------
                                                 ENDED                     INVESTOR A SHARES
                                                MAY 31,      ---------------------------------------------
                                                 1998         1997     1996     1995      1994     1993(B)
                                                -------       ----     ----     ----      ----     -------
NET ASSET VALUE, BEGINNING OF PERIOD.........   $10.53       $10.43   $10.39    $10.29    $10.92   $10.58
                                                 -----         ----     ----      ----      ----    -----
Investment Activities
   Net Investment Income(Loss)...............     0.35         0.44     0.41      0.41      0.40     0.49
   Net Realized and Unrealized Gains(Losses)
     on Investments..........................     0.22         0.12     0.03      0.27     (0.31)    0.48
                                                 -----         ----     ----      ----      ----    -----
       Total From Investment Activities......     0.57         0.56     0.44      0.68      0.09     0.97
                                                 -----         ----     ----      ----      ----    -----
Distributions
   Net Investment Income.....................    (0.39)       (0.41)   (0.40)    (0.41)    (0.39)   (0.53)
   Net Realized Gains........................    (0.18)       (0.05)      --        --     (0.21)   (0.10)
   In Excess of Net Realized Gains...........       --           --       --     (0.17)    (0.12)      --
                                                 -----         ----     ----      ----      ----    -----
       Total Distributions...................    (0.57)       (0.46)   (0.40)    (0.58)    (0.72)   (0.63)
                                                 -----         ----     ----      ----      ----    -----
NET ASSET VALUE, END OF PERIOD...............   $10.53       $10.53   $10.43    $10.39    $10.29   $10.92
                                                 -----         ----     ----      ----      ----    -----
                                                 -----         ----     ----      ----      ----    -----
       Total Return (excluding sales and
        redemption charges)..................     5.46%(e)     5.47%    4.29%     7.02%     0.71%    9.46%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...........   $9,502       $9,601   $7,835   $11,378   $13,123   $9,333
   Ratio of Expenses to Average Net Assets...     1.02%(c)     1.06%    1.05%     1.02%     0.87%    0.76%
   Ratio of Net Investment Income (Loss) to
     Average Net Assets......................     3.64%(c)     4.19%    3.85%     4.00%     3.72%    4.56%
   Ratio of Expenses to Average Net
     Assets*.................................     1.31%(c)     1.35%    1.34%     1.33%     1.32%    1.09%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets*.......................     3.34%(c)     3.90%    3.56%     3.68%     3.27%    4.23%
   Portfolio Turnover Rate(d)................    85.56%       48.83%   47.46%    35.15%    44.39%   67.26%

                                                    YEAR ENDED JUNE 30,        OCT. 31,
                                               -----------------------------     1988
                                                     INVESTOR A SHARES            TO
                                               -----------------------------   JUNE 30,
                                                 1992      1991       1990     1989(A)
                                                 ----      ----       ----     --------
NET ASSET VALUE, BEGINNING OF PERIOD.........    $10.20    $10.03     $10.18    $10.00
                                                   ----      ----       ----     -----
Investment Activities
   Net Investment Income(Loss)...............      0.52      0.55       0.57      0.40
   Net Realized and Unrealized Gains(Losses)
     on Investments..........................      0.39      0.18      (0.12)     0.14
                                                   ----      ----       ----     -----
       Total From Investment Activities......      0.91      0.73       0.45      0.54
                                                   ----      ----       ----     -----
Distributions
   Net Investment Income.....................     (0.52)    (0.56)     (0.58)    (0.36)
   Net Realized Gains........................     (0.01)       --      (0.02)       --
   In Excess of Net Realized Gains...........        --        --         --        --
                                                   ----      ----       ----     -----
       Total Distributions...................     (0.53)    (0.56)     (0.60)    (0.36)
                                                   ----      ----       ----     -----
NET ASSET VALUE, END OF PERIOD...............    $10.58    $10.20     $10.03    $10.18
                                                   ----      ----       ----     -----
                                                   ----      ----       ----     -----
       Total Return (excluding sales and
        redemption charges)..................      9.11%     7.51%      4.57%     5.52%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...........  $130,788   $98,186   $100,445   $68,256
   Ratio of Expenses to Average Net Assets...      0.81%     0.87%      0.85%     0.85%(c)
   Ratio of Net Investment Income (Loss) to
     Average Net Assets......................      5.09%     5.49%      5.78%     6.11%(c)
   Ratio of Expenses to Average Net
     Assets*.................................      1.03%     1.06%      1.06%     1.09%(c)
 Ratio of Net Investment Income (Loss) to
   Average Net Assets*.......................      4.88%     5.29%      5.57%     5.87%(c)
   Portfolio Turnover Rate(d)................     66.31%    76.55%    113.12%    82.22%

PRIME OBLIGATIONS FUND -- INVESTOR A SHARES

                                        ELEVEN                            YEAR ENDED JUNE 30,
                                        MONTHS      ---------------------------------------------------------------
                                        ENDED                              INVESTOR A SHARES
                                       MAY 31,      ---------------------------------------------------------------
                                         1998         1997       1996       1995       1994     1993(B)      1992
                                       --------       ----       ----       ----       ----     -------      ----
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $1.000       $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                                       --------     --------   --------   --------   --------   --------   --------
Investment Activities
 Net Investment Income...............     0.045        0.048      0.050      0.047      0.027      0.028      0.046
                                       --------     --------   --------   --------   --------   --------   --------
Distributions
 Net Investment Income...............   (0.045)      (0.048)    (0.050)    (0.047)    (0.027)    (0.028)    (0.046)
                                       --------     --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......    $1.000       $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                                       ========     ========   ========   ========   ========   ========   ========
Total Return.........................      4.63%(e)     4.91%      5.07%      4.81%      2.75%      2.89%      4.75%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).....  $217,934     $195,046   $147,478   $108,565   $105,611   $129,433   $690,908
 Ratio of Expenses to Average Net
   Assets............................      0.76%(c)     0.73%      0.74%      0.75%      0.74%      0.66%      0.64%
 Ratio of Net Investment Income
   (Loss) to Average Net Assets......      4.93%(c)     4.80%      4.93%      4.71%      2.71%      2.86%      4.61%
 Ratio of Expenses to Average Net
   Assets*...........................      0.93%(c)     0.90%      0.91%      0.92%      0.91%      0.71%      0.66%
 Ratio of Net Investment Income
   (Loss) to Average Net Assets*.....      4.76%(c)     4.63%      4.76%      4.54%      2.54%      2.81%      4.59%

                                            YEAR ENDED JUNE 30,
                                       ------------------------------   AUG. 24,
                                             INVESTOR A SHARES          1987 TO
                                       ------------------------------   JUNE 30,
                                         1991       1990       1989     1988(A)
                                         ----       ----       ----     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $1.000     $1.000     $1.000     $1.000
                                       --------   --------   --------   --------
Investment Activities
 Net Investment Income...............     0.069      0.080      0.083      0.056
                                       --------   --------   --------   --------
Distributions
 Net Investment Income...............   (0.069)    (0.080)    (0.083)    (0.056)
                                       --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......    $1.000     $1.000     $1.000     $1.000
                                       ========   ========   ========   ========
Total Return.........................      7.15%      8.32%      8.58%      5.76%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period (000).....  $702,340   $547,351   $526,450   $241,545
 Ratio of Expenses to Average Net
   Assets............................      0.64%      0.65%      0.62%      0.60%(c)
 Ratio of Net Investment Income
   (Loss) to Average Net Assets......      6.86%      8.03%      8.26%      6.48%(c)
 Ratio of Expenses to Average Net
   Assets*...........................      0.66%      0.67%      0.66%      0.70%(c)
 Ratio of Net Investment Income
   (Loss) to Average Net Assets*.....      6.84%      8.01%      8.22%      6.38%(c)

                                       22          PROSPECTUS--Investor A Shares

TAX-FREE FUND -- INVESTOR A SHARES

                                             ELEVEN                               YEAR ENDED JUNE 30
                                             MONTHS      ---------------------------------------------------------------------
                                              ENDED                                INVESTOR A SHARES
                                             MAY 31,     ---------------------------------------------------------------------
                                              1998        1997      1996      1995      1994     1993(B)     1992       1991
                                             -------      ----      ----      ----      ----     -------     ----       ----
NET ASSET VALUE, BEGINNING OF PERIOD.......   $1.000      $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000
                                             -------     -------   -------   -------   -------   -------   --------   --------
Investment Activities
 Net Investment Income.....................    0.026       0.028     0.029     0.029     0.018     0.019      0.033      0.046
                                             -------     -------   -------   -------   -------   -------   --------   --------
Distributions
 Net Investment Income.....................  (0.026)     (0.028)   (0.029)   (0.029)   (0.018)   (0.019)    (0.033)    (0.046)
                                             -------     -------   -------   -------   -------   -------   --------   --------
NET ASSET VALUE, END OF PERIOD.............   $1.000      $1.000    $1.000    $1.000    $1.000    $1.000     $1.000     $1.000
                                             =======     =======   =======   =======   =======   =======   ========   ========
Total Return...............................     2.66%(e)    2.83%     2.91%     2.90%     1.81%     2.07%      3.34%      4.73%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period
   (000)...................................  $55,106     $47,466   $41,713   $45,102   $48,256   $54,886   $141,913   $139,615
 Ratio of Expenses to Average Net Assets...     0.76%(c)    0.78%     0.76%     0.74%     0.68%     0.58%      0.59%      0.60%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets......................     2.86%(c)    2.82%     2.89%     2.88%     1.81%     2.05%      3.29%      4.63%
 Ratio of Expenses to Average Net
   Assets*.................................     0.93%(c)    0.95%     0.93%     0.95%     0.93%     0.72%      0.69%      0.70%
 Ratio of Net Investment Income (Loss) to
   Average Net Assets*.....................     2.69%(c)    2.65%     2.72%     2.67%     1.56%     1.91%      3.19%      4.53%

                                             YEAR ENDED JUNE 30
                                             -------------------   JULY 30,
                                              INVESTOR A SHARES    1987 TO
                                             -------------------   JUNE 30,
                                               1990       1989     1988(A)
                                               ----       ----     --------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $1.000     $1.000     $1.000
                                             --------   --------   --------
Investment Activities
 Net Investment Income.....................     0.054      0.055      0.040
                                             --------   --------   --------
Distributions
 Net Investment Income.....................   (0.054)    (0.055)    (0.040)
                                             --------   --------   --------
NET ASSET VALUE, END OF PERIOD.............    $1.000     $1.000     $1.000
                                             ========   ========   ========
Total Return...............................      5.75%      5.62%      4.08%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period
   (000)...................................  $142,004   $120,031   $107,199
 Ratio of Expenses to Average Net Assets...      0.61%      0.63%      0.64%(c)
 Ratio of Net Investment Income (Loss) to
   Average Net Assets......................      5.43%      5.46%      4.34%(c)
 Ratio of Expenses to Average Net
   Assets*.................................      0.70%      0.73%      0.75%(c)
 Ratio of Net Investment Income (Loss) to
   Average Net Assets*.....................      5.34%      5.36%      4.23%(c)

TREASURY FUND -- INVESTOR A SHARES

                                                              ELEVEN             YEAR ENDED JUNE 30,
                                                              MONTHS      ----------------------------------
                                                              ENDED               INVESTOR A SHARES                DEC. 1, 1993
                                                             MAY 31,      ----------------------------------            TO
                                                               1998         1997         1996         1995       JUNE 30, 1994(A)
                                                             -------        ----         ----         ----       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $1.000       $1.000       $1.000       $1.000          $1.000
                                                                -----        -----        -----        -----      ----------
Investment Activities
    Net Investment Income..................................     0.045        0.047        0.049        0.047           0.016
                                                                -----        -----        -----        -----      ----------
Distributions
    Net Investment Income..................................    (0.045)      (0.047)      (0.049)      (0.047)         (0.016)
                                                                -----        -----        -----        -----      ----------
NET ASSET VALUE, END OF PERIOD.............................    $1.000       $1.000       $1.000       $1.000          $1.000
                                                                -----        -----        -----        -----      ----------
                                                                -----        -----        -----        -----      ----------
Total Return...............................................      4.61%(e)     4.82%        5.04%        4.81%           1.66%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)........................  $240,208     $176,006     $158,723     $105,391         $56,535
    Ratio of Expenses to Average Net Assets................      0.67%(c)     0.67%        0.70%        0.75%           0.64%(c)
    Ratio of Net Investment Income (Loss) to Average Net
      Asset................................................      4.90%(c)     4.72%        4.87%        4.82%           2.84%(c)
    Ratio of Expenses to Average Net Assets*...............      0.92%(c)     0.92%        0.95%        1.04%           0.99%(c)
    Ratio of Net Investment Income (Loss) to Average Net
      Assets*..............................................      4.65%(c)     4.47%        4.62%        4.52%           2.49%(c)

PROSPECTUS--Investor A Shares          23

U.S. GOVERNMENT OBLIGATIONS FUND -- INVESTOR A SHARES

                               ELEVEN                            YEAR ENDED JUNE 30,
                               MONTHS      ---------------------------------------------------------------
                               ENDED                              INVESTOR A SHARES
                              MAY 31,      ---------------------------------------------------------------
                                1998         1997       1996       1995       1994     1993(B)      1992
                              --------     --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................    $1.000       $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                              --------     --------   --------   --------   --------   --------   --------
Investment Activities
 Net Investment Income......     0.044        0.047      0.049      0.047      0.027      0.028      0.044
                              --------     --------   --------   --------   --------   --------   --------
Distributions
 Net Investment Income......    (0.044)      (0.047)    (0.049)    (0.047)    (0.027)    (0.028)    (0.044)
                              --------     --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.....................    $1.000       $1.000     $1.000     $1.000     $1.000     $1.000     $1.000
                              ========     ========   ========   ========   ========   ========   ========
Total Return................      4.53%(e)     4.79%      4.99%      4.76%      2.69%      2.84%      4.78%
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period
   (000)....................  $169,210     $212,082   $186,944   $169,179   $172,482   $208,311   $400,242
 Ratio of Expenses to
   Average Net Assets.......      0.76%(c)     0.74%      0.74%      0.77%      0.77%      0.66%      0.64%
 Ratio of Net Investment
   Income (Loss) to Average
   Net Assets...............      4.83%(c)     4.69%      4.88%      4.62%      2.64%      2.79%      4.43%
 Ratio of Expenses to
   Average Net Assets*......      0.93%(c)     0.91%      0.91%      0.94%      0.94%      0.72%      0.66%
 Ratio of Net Investment
   Income (Loss) to Average
   Net Assets*..............      4.66%(c)     4.52%      4.71%      4.45%      2.47%      2.73%      4.41%

                                   YEAR ENDED JUNE 30,
                              ------------------------------   AUG. 24,
                                    INVESTOR A SHARES          1987 TO
                              ------------------------------   JUNE 30,
                                1991       1990       1989     1988(A)
                              --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................    $1.000     $1.000     $1.000     $1.000
                              --------   --------   --------   --------
Investment Activities
 Net Investment Income......     0.066      0.078      0.080      0.055
                              --------   --------   --------   --------
Distributions
 Net Investment Income......    (0.066)    (0.078)    (0.080)    (0.055)
                              --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD.....................    $1.000     $1.000     $1.000     $1.000
                              ========   ========   ========   ========
Total Return................      6.82%      8.10%      8.31%      5.66%(e)
RATIOS/SUPPLEMENTARY DATA:
 Net Assets, End of Period
   (000)....................  $341,903   $248,671   $201,012   $136,823
 Ratio of Expenses to
   Average Net Assets.......      0.65%      0.65%      0.63%      0.62%(c)
 Ratio of Net Investment
   Income (Loss) to Average
   Net Assets...............      6.54%      7.79%      8.00%      6.25%(c)
 Ratio of Expenses to
   Average Net Assets*......      0.67%      0.67%      0.68%      0.73%(c)
 Ratio of Net Investment
   Income (Loss) to Average
   Net Assets*..............      6.52%      7.77%      7.95%      6.14%(c)

------------
NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Not annualized.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

                                       24          PROSPECTUS--Investor A Shares

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund, with the exception of the U.S. Government Obligations Fund and the Treasury Fund, may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. The investment objectives of the U.S. Government Obligations Fund and the Treasury Fund are fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by the Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies that have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or

PROSPECTUS--Investor A Shares          25
through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP, and in U.S. dollar-denominated commercial paper of a foreign issuer. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those companies that have been determined to have a market capitalization of less than $1 billion based on current market data. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of the Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.
--------------------------------------------------------------------------------

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Securities                -Foreign Currency Transactions
-Futures Contracts                  -Government Obligations            -Lending Portfolio Securities
-Mortgage-Related Securities        -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options               -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery
   Dollar Roll Agreements              Transactions

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small- or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRS.

                                       26          PROSPECTUS--Investor A Shares

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.
--------------------------------------------------------------------------------

THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                -Foreign Securities      -Foreign Currency Transactions
-Futures Contracts                 -Government Obligations  -Lending Portfolio Securities
-Other Mutual Funds                -Portfolio Turnover      -Put and Call Options
-Repurchase Agreements             -Restricted Securities   -Reverse Repurchase
-When-Issued and Delayed-Delivery                              Agreements and
   Transactions                                                Dollar Roll Agreements

GROWTH AND INCOME FUNDS
THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and any highly liquid security with a known market value and a maturity, when acquired, of less than three months ("cash equivalents"). Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit,

PROSPECTUS--Investor A Shares          27
time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

The Balanced Allocation Fund may also hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more so foreign Governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds
                                       28          PROSPECTUS--Investor A Shares
generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.
--------------------------------------------------------------------------------

THE BALANCED ALLOCATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Securities                 -Foreign Currency Transactions
-Futures Contracts                  -Government Obligations             -Lending Portfolio Securities
-Medium-Grade Securities            -Mortgage-Related Securities        -Other Mutual Funds
-Portfolio Turnover                 -Put and Call Options               -Repurchase Agreements
-Restricted Securities              -Reverse Repurchase Agreements      -When-Issued and Delayed-Delivery
                                    -Dollar Roll Agreements                 Transactions

THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.
PROSPECTUS--Investor A Shares          29

--------------------------------------------------------------------------------

THE EQUITY INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Securities                -Foreign Currency Transactions
-Futures Contracts                  -Government Obligations            -Lending Portfolio Securities
-Mortgage-Related Securities        -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options               -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery
    Dollar Roll Agreements              Transactions

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICS. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average

                                       30          PROSPECTUS--Investor A Shares
portfolio maturity of three years or less the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations.

Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

PROSPECTUS--Investor A Shares          31

--------------------------------------------------------------------------------

THE BOND FUND AND THE LIMITED MATURITY BOND FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                -Foreign Securities             -Foreign Currency Transactions
-Futures Contracts                 -Government Obligations         -Guaranteed Investment Contracts
-Lending Portfolio Securities      -Medium-Grade Securities        -Mortgage-Related Securities
-Other Mutual Funds                -Portfolio Turnover             -Put and Call Options
-Repurchase Agreements             -Restricted Securities          -Reverse Repurchase Agreements and
-When-Issued and Delayed-Delivery                                  Dollar Roll Agreements
    Transactions

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."
--------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Currency Transactions     -Futures Contracts
-Government Obligations             -Lending Portfolio Securities      -Mortgage-Related Securities
-Municipal Securities               -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options               -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery
    Dollar Roll Agreements              Transactions

                                       32          PROSPECTUS--Investor A Shares

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-Governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES--Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.
--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities                 -Foreign Currency Transactions     -Foreign Securities
-Futures Contracts                  -Government Obligations            -Lending Portfolio Securities
-Mortgage-Related Securities        -Other Mutual Funds                -Portfolio Turnover
-Put and Call Options               -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery
    Dollar Roll Agreement               Transactions

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

PROSPECTUS--Investor A Shares          33

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the-average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the fourth highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper

                                       34          PROSPECTUS--Investor A Shares
meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.
--------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities Bond            -Foreign Currency Transactions     -Futures Contracts (Municipal Bond
-Government Obligations             -Lending Portfolio Securities         Fund Only)
-Medium-Grade Securities            -Mortgage-Related Securities       -Municipal Securities
-Other Mutual Funds                 -Portfolio Turnover                -Private Activity Bonds
-Put and Call Options               -Repurchase Agreements             -Restricted Securities
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery
   Dollar Roll Agreements              Agreements

PROSPECTUS--Investor A Shares          35

MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If the Investment Adviser deems it appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term-debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

                                       36          PROSPECTUS--Investor A Shares

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Each of the Money Market Funds may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the securities or by another third party. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person," as defined in the Rule. In addition, a demand feature or guarantee may be acquired by a Money Market Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

PROSPECTUS--Investor A Shares          37

The Tax-Free Fund may acquire zero-coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.
--------------------------------------------------------------------------------

MONEY MARKET FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities (except         -Foreign Securities                -Government Obligations
    Treasury Fund)                  -Guaranteed Investment Contracts   -Lending Portfolio Securities
-Municipal Securities (except           (Prime Obligations Fund only)  -Portfolio Turnover
    Treasury Fund)                  -Private Activity Bonds            -Put and Call Options (Tax-Free Fund)
-Repurchase Agreements              (Tax-Free Fund Only)               -Restricted Securities (except
-Reverse Repurchase Agreements and  -When-Issued and Delayed-Delivery  Treasury
    Dollar Roll Agreements              Transactions                   Fund)

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by the Investment Adviser, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions

                                       38          PROSPECTUS--Investor A Shares
between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

PROSPECTUS--Investor A Shares          39

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETD"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio

                                       40          PROSPECTUS--Investor A Shares
securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


The conversion of the eleven member states of the European Union to a common currency, the "euro", is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRS, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states
PROSPECTUS--Investor A Shares          41
of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.


FUTURES CONTRACTS


The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising of the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

                                       42          PROSPECTUS--Investor A Shares

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICS. When investing in GICS, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROS, see "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10%, of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the

PROSPECTUS--Investor A Shares          43
remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated parent mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of the payments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.

Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the minimum may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of

                                       44          PROSPECTUS--Investor A Shares
principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA and FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The
PROSPECTUS--Investor A Shares          45
mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES--Medium-Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other

                                       46          PROSPECTUS--Investor A Shares
companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE MICHIGAN MUNICIPAL BOND FUND

The economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.

In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

OTHER MUTUAL FUNDS

Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION--Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as

PROSPECTUS--Investor A Shares          47
the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency on exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest

                                       48          PROSPECTUS--Investor A Shares
negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities.

Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, the Investment Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment

PROSPECTUS--Investor A Shares          49
company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND POLICIES--Additional Information on Portfolio Instruments-Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

                                       50          PROSPECTUS--Investor A Shares

Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in (i) common stocks and securities convertible into common stocks and (ii) other investments will exceed 200% and 200%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in increased taxable gains to a Fund's shareholders. (See "Dividends and Taxes".) Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

The following investment restrictions apply to all Funds except the U.S. Government Obligations Fund and the Treasury Fund:

No Non-Money Market Fund, with the exception of the Michigan Bond Fund, may:


     Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.


No Fund may:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

   (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or in the case of the Prime Obligations and Tax-Free Funds, domestic bank obligations and repurchase agreements secured by such obligations;

   (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

   (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

   (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

PROSPECTUS--Investor A Shares          51

The following investment restrictions apply to the U.S. Government Obligations Fund and the Treasury Fund:

NEITHER OF THE FUNDS MAY:

     Purchase securities of any one issuer, other than obligations issued or Guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 50% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES--The Money Market Funds."

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

NEITHER OF THE FUNDS WILL:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:

   (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities;

   (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and

   (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.


2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 10% of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing, in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;


   (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and

   (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

3. Make loans, except that a Fund may Purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

                                       52          PROSPECTUS--Investor A Shares

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

EACH FUND WILL NOT:

1. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid. In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.


Generally if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

IMC, formerly named First of America Investment Corporation ("First of America"), serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). Prior to such time, the investment adviser of the Funds was an indirect wholly owned subsidiary of First of America Bank Corporation ("FOA"). As of December 31, 1997, First of America managed over $16 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. As of December 31, 1997, NCC had over $55 billion in assets. As a result of the NCC and FOA merger, National City Corporation had assets of over $81 billion as of June 30, 1998. IMC reflects a combination of National City Bank's investment management group and First of America. In connection with this combination, various portfolio management changes were made. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

PROSPECTUS--Investor A Shares          53

IMC utilizes a team approach to the investment management of the funds, with professionals working as teams to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.

IMC has established investment management teams by market segment: equities and fixed income instruments. Within the equities segment, teams have been formed based on style--growth or value--and market capitalization.


The Equity Growth Group is comprised of the Small Capitalization Growth Team, the Mid Capitalization Growth Team and the Large Capitalization Growth Team. The Small Capitalization Growth Team manages the Parkstone Small Capitalization Fund. The Mid Capitalization Growth Team manages the Parkstone Mid Capitalization Fund. The Large Capitalization Growth Team manages the Parkstone Large Capitalization Fund. The Large Capitalization Value Team manages the Parkstone Equity Income Fund.


The investment management teams within IMC and Gulfstream share the management duties of the Balanced Allocation Fund. The teams manage their respective segment allocation within the fund, according to their areas of specialization.

The Fixed Income Team of IMC manages the Income and Tax-Free Income Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

                                       54          PROSPECTUS--Investor A Shares

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited partner, the Investment Adviser does not possess management authority or responsibility for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.


As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional, investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 23 years of investment experience and 11 years of international investment experience.


For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP--Investment Adviser" in the Statement of Additional Information.

YEAR 2000 RISKS

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. IMC serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee

PROSPECTUS--Investor A Shares          55
reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group, but may retain some or all of any sales charge imposed upon the Investor A Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of repairing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor A Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor A Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distribution materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR A SHARES

Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor A Distribution and Shareholder Service Plan (the "Investor A Plan") with respect to the Investor A Shares of each Fund. Pursuant to the Investor A Plan, each Fund is authorized to pay or reimburse SEI, as Distributor of the Investor A Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay SEI, as Distributor of Investor A Shares, a shareholder and distribution service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of Investor A Shares of such Fund. Such amount may be used by SEI to pay banks and their affiliates (including IMC and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between SEI and the Participating Organization. Under the Investor A Plan, a Participating Organization may include SEI, its subsidiaries, and its affiliates.

                                       56          PROSPECTUS--Investor A Shares

Fees paid pursuant to the Investor A Plan are accrued daily and paid monthly, and are charged as expenses of Investor A Shares of a Fund as accrued. Payments under the Investor A Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor A Plan, the Distributor may enter into agreements with Participating Organizations for providing shareholder and distribution services to their customers who are the record or beneficial owners of Investor A Shares. Such Participating Organizations will be compensated at the annual rate of up to 0.25% of the average daily net asset value of the Investor A Shares held of record or beneficially by the Participating Organization's customers. The shareholder and distribution services provided by Participating Organizations may include promoting the purchase of Investor A Shares of a Fund by their customers; processing exchange and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor A Shares; providing sub-accounting with respect to Investor A Shares beneficially owned by customers or the information necessary for sub-accounting; responding to inquiries from customers concerning their investment in Investor A Shares; arranging for bank wires; and providing other similar services as may be reasonably requested.

Actual distribution and shareholder service expenses for Investor A Shares at any given time may exceed the Rule 12b-1 fees collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees collected. If the Investor A Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group. During the fiscal year ended May 31, 1998, Rule 12b-1 fees collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from SEI in connection with the investment of fiduciary assets in Investor A Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor A Shares.

As authorized by the Investor A Plan, SEI utilizes a standard Sub-Distribution and Servicing Agreement, pursuant to which a dealer will agree to provide certain distribution, administrative and shareholder support services in connection with Investor A Shares. Such services include establishing and maintaining accounts and records, answering routine questions concerning the Funds and distributing prospectuses to persons other than shareholders. In consideration for such services, SEI has agreed to pay a monthly fee not to exceed .25% of average daily net assets of shares owned of record or beneficially by the dealer's customers.

The Group understands that Participating Organizations may charge fees to their customers who are the owners of Investor A Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a dealer under its Agreement with SEI. Customers of Participating Organizations should read this Prospectus in light of the terms governing their account with a Participating Organization.

The Investor A Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor A Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor A Plan continues in effect as long as such continuance

PROSPECTUS--Investor A Shares          57
is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

The Investor A Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor A Shares. Any change in the Investor A Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Board of Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor A Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


National City Bank, an affiliate of the Investment Adviser, serves as the custodian of the Group's assets pursuant to a Custodian Services Agreement dated as July 24, 1998. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolio's first $100 million of average daily net assets, .010% of each portfolio's next $650 million of average daily net assets and .008% of the average daily net assets of each portfolio which exceed $750 million. Union Bank of California serves as custodian for the International Discovery Fund pursuant to a Custodian Agreement dated July 31, 1995. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8590, Boston, Massachusetts 02266-8590. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.


While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INVESTOR A SHARES


Investor A Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor A Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor A Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $500; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor A Shares, plus an applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly. The Group will not accept third-party checks under any circumstances.


BY MAIL

To purchase Investor A Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:
                          The Parkstone Group of Funds
                                 P.O. Box 8590
                        Boston, Massachusetts 02266-8590

                                       58          PROSPECTUS--Investor A Shares

An Account Application Form is included with this prospectus or may be obtained by calling the Group at (800) 451-8377.


BY TELEPHONE


To purchase Investor A Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor A Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor A Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred. When purchasing Investor A Shares by wire, contact the Distributor at
(800) 451-8377 for wire instructions.


OTHER INFORMATION REGARDING PURCHASES

Investor A Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by IMC or one of its affiliates. Investor A Shares of the Funds sold to IMC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by IMC or the affiliate. With respect to such Investor A Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor A Shares of the Funds will be recorded by IMC or one of its affiliates and reflected in the account statements provided to Customers. IMC or one of its affiliates may exercise voting authority for those Investor A Shares for which it has been granted authority by the Customer.


Investor A Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor A Shares plus any applicable sales charge as described below. Purchases of Investor A Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor A Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor A Shares of the Treasury and Tax-Free Funds purchased before 1 p.m., Eastern Time begin earning dividends on the same Business Day. Investor A Shares of the Prime Obligations Fund and the U.S. Government Obligations Fund purchased before 3:00 p.m. Eastern Time begin earning dividends on the same Business Day. Investor A Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.


An order to purchase Investor A Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor A Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase order. However, proceeds from redeemed shares purchased by check will not be sent until the payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor A Shares.

The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, call the Group at (800) 451-8377. Due to the relatively high cost of handling

PROSPECTUS--Investor A Shares          59
small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor A Shares of any shareholder if, because of redemptions of Investor A Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor A Shares, the deduction of any sales charge or the establishment of an account with less than $500 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $500. Accordingly, an investor purchasing Investor A Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor A Shares. If at any time a shareholder's account balance falls below $500, upon 60 days' notice, the Group may exercise its right to redeem such Investor A Shares and to send the proceeds to the shareholder.


Depending upon the terms of a particular Customer account, IMC or one of its affiliates may charge a Customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from IMC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor A Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor A Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor A Shares of the Funds by IMC or one of its affiliates on behalf of a Customer may be obtained from IMC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor A Shares of the Funds will not be issued.

AUTO INVEST PLAN


The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor A Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $50; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, MA 02266-8590 and may take up to 15 days to implement.


                                       60          PROSPECTUS--Investor A Shares

SALES CHARGES

The public offering price of Investor A Shares of the Funds is equal to net asset value plus the applicable sales charge. SEI receives this sales charge as Distributor and may reallow it as dealer discounts and brokerage commissions as follows:


GROWTH FUNDS


EQUITY INCOME FUND


                                     SALES CHARGE                      DEALERS' REALLOWANCE
                                      AS A % OF       AS A % OF NET         AS A % OF
                                    OFFERING PRICE     ASSET VALUE        OFFERING PRICE
        TRANSACTION AMOUNT            PER SHARE         PER SHARE           PER SHARE
        ------------------          --------------    -------------    --------------------
Less than $25,000.................      5.50%             5.80%               5.25%
$ 25,000 - $49,999.99.............      5.25%             5.50%               5.00%
$ 50,000 - $99,999.99.............      4.75%             5.00%               4.50%
$100,000 - $249,999.99............      3.75%             3.90%               3.50%
$250,000 - $499,999.99............      3.00%             3.10%               2.75%
$500,000 - $999,999.99............      2.00%             2.00%               1.75%
$1,000,000 or more................      0.00%             0.00%               0.00%


BALANCE ALLOCATION FUND


INCOME FUNDS


TAX-FREE INCOME FUNDS


                                     SALES CHARGE                      DEALERS' REALLOWANCE
                                      AS A % OF       AS A % OF NET         AS A % OF
                                    OFFERING PRICE     ASSET VALUE        OFFERING PRICE
        TRANSACTION AMOUNT            PER SHARE         PER SHARE           PER SHARE
        ------------------          --------------    -------------    --------------------
Less than $50,000.................      4.75%             5.00%               4.50%
$ 50,000 - $99,999.99.............      4.00%             4.20%               3.75%
$100,000 - $249,999.99............      3.75%             3.90%               3.50%
$250,000 - $499,999.99............      2.50%             2.80%               2.25%
$500,000 - $999,999.99............      2.00%             2.00%               1.75%
$1,000,000 or more................      0.00%             0.00%               0.00%

LIMITED MATURITY BOND FUND


                                     SALES CHARGE                      DEALERS' REALLOWANCE
                                      AS A % OF       AS A % OF NET         AS A % OF
                                    OFFERING PRICE     ASSET VALUE        OFFERING PRICE
        TRANSACTION AMOUNT            PER SHARE         PER SHARE           PER SHARE
        ------------------          --------------    -------------    --------------------
Less than $100,000................      2.75%             2.83%               2.50%
$100,000 - $249,999.99............      1.75%             1.78%               1.50%
$250,000 - $499,999.99............      1.00%             1.01%               0.75%
$500,000 - $999,999.99............      0.50%             0.50%               0.25%
$1,000,000 or more................      0.00%             0.00%               0.00%


---------------


With respect to each of the above-mentioned funds, a 1.00% redemption fee, or 0.25% in the case of the Limited Maturity Bond Fund, will be assessed against a shareholder's fund account if it's value falls below $1,000,000 due to a redemption by the shareholder within the first year following the initial investment of $1,000,000 or more. With respect to purchases of $1,000,000 or more of a fund, the Adviser may pay


PROSPECTUS--Investor A Shares          61
from its own funds a fee of 1.00%, or .25% in the case of the Limited Maturity Bond Fund, of the amount invested to the financial institution placing the purchase order.



IN GENERAL


From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor A Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

The dealer discounts and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group.

Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

REDUCED SALES CHARGES

SALES CHARGE WAIVERS


The Distributor may waive sales charges for the purchase of Investor A Shares of a Fund by or on behalf of (1) employees and retired employees (including spouses, children and parents of employees and retired employees) of IMC, and any affiliates thereof, (2) Trustees of the Group, (3) directors and retired directors (including spouses and children of directors and retired directors) of IMC and any affiliate thereof, and (4) qualified orders placed by broker-dealers, investment advisers or financial planners that place trades for their own accounts or the accounts of their clients and that charge a management, consulting or other fee for their services; and clients of such broker-dealers, investment advisers or financial planners that place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Investor A Shares through a broker or agent. In addition, the Distributor may waive sales charges on Investor A Shares purchased with the proceeds from the redemption of shares of an unaffiliated mutual fund that were purchased or sold with a sales load or commission. The purchase must be made within 60 days of the redemption, and the Distributor must be notified in writing by the investor, or his financial institution, at the time the purchase is made. A copy of the investor's account statement showing the redemption must accompany such notice. Investors are advised that a sales charge will not be waived in situations where a broker or dealer has reached an agreement with its customer that the sales charge will be collected, notwithstanding the


                                       62          PROSPECTUS--Investor A Shares
fact that a Fund purchase is made with the proceeds from the redemption of shares of an unaffiliated mutual fund. In these cases, investors acknowledge that the sales charge compensates the broker or dealer for the services of such broker or dealer.

The Distributor may also waive sales charges for the purchase of Investor A Shares of a Fund by employee benefit plans qualified under Section 401 of the Internal Revenue Code, including salary reduction plans qualified under Section 401(k) of the Internal Revenue Code, subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by the Distributor. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent thirteen-month period in the Funds or the Investor A Shares of the other Funds of the Group totals at least $1,000,000. Participating Organizations through which employee benefit plans purchase Investor A Shares may be compensated by the Distributor under the Investor A Plan.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining "concurrent purchases" of Investor A Shares of one Fund and of one or more of the other Funds of the Group and of Armada that are sold with a sales charge (each a "Load Fund"). For example, if a shareholder concurrently purchases Investor A Shares in one Load Fund at the total public offering price of $25,000 and Investor A Shares in another Load Fund at the total public offering price of $25,000, the sales charge would be that applicable to a $50,000 purchase as shown in the appropriate table above. The investor's "concurrent purchases" described above shall include the combined purchases of the investor, the investor's spouse and children under the age of 21 and the investor's retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, investors must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Group without notice.

LETTERS OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such investor to purchase Investor A Shares of a Fund at a designated total public offering price within a designated 13-month period. Each purchase of Investor A Shares under a Letter of Intent will be made at the net asset value plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the "Applicable Sales Charge"). A Letter of Intent may include purchases of Investor A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her initial purchase(s) of shares at the end of the 13-month period the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.


A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4% of such amount. Investor A Shares purchased with the first 4% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Investor A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Investor A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Investor A Shares, whether paid in cash or reinvested in additional Investor A Shares, are not subject to escrow. The escrowed Investor A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. If and when the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased, along with any purchases


PROSPECTUS--Investor A Shares          63
made during the 90 days prior to the date such investor signs the Letter of Intent, at the applicable public offering price at the end of the 13-month period. The difference in sales charge will be used to purchase additional Investor A Shares of such Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. If the investor redeems the entire amount within one year from the time of fulfillment, the Investor will be required to pay an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the Investor would have had to pay on the aggregate purchases if the total of such purchases had been made at a single time.


For further information about Letters of Intent, interested investors should contact the Distributor at (800) 451-8377. This program, however, may be modified or eliminated at any time or from time to time by the Group without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Investor A Shares of a Fund at the public offering price applicable to the total of (a) the total public offering price of the Investor A Shares of the Fund then being purchased plus (b) an amount equal to the then current net asset value of the "purchaser's combined holdings" of the Investor A Shares of all of the Funds of the Group sold with a sales charge. The "purchaser's combined holdings" described in the preceding sentence shall include the combined holdings of the purchaser, the purchaser's spouse and children under the age of 21 and the purchaser's retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Group without notice.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gains distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Investor A Shares to acquire Investor A Shares that are offered by another Fund of the Group or fund of Armada with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund or fund of Armada and corresponding purchase of another Fund or fund of Armada must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.

Holders of Investor A Shares of any of the Group's Money Market Funds (including Investor A Shares acquired through reinvestment of dividends and distributions on such shares) or a money market fund of Armada (an "Armada Money Market Fund") (collectively, "no load Funds") may exchange those

                                       64          PROSPECTUS--Investor A Shares

Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any of the Group's other Money Market Funds or an Armada Money Market Fund, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Similarly, holders of Investor A Shares of any of the Group's other Funds (the "Non-Money Market Funds") or any fund of Armada which is not an Armada Money Market Fund (collectively, "load Funds") may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares offered by any Fund of the Group, including the Money Market Funds and any fund of Armada subject to the following. If a shareholder paid a sales charge on the previously exchanged Investor A Shares that is less than the sales charge applicable to the Investor A Shares sought to be acquired through the exchange, he or she must pay a sales charge on the exchange equal to such difference. Holders of Investor A Shares of any of the no load Funds may exchange those Investor A Shares for Investor A Shares offered by the load Funds, but a sales load will be charged on the exchange. Shareholders must notify the Group that a sales change was previously paid.


An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund or a fund of Armada as a part of the cost of those shares for purposes of calculating the gain or loss realized on an exchange of those shares within 90 days of their purchase. As of the date of this prospectus, an investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders.



No exchange fee is imposed by the Group. A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800) 451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group or the fund of Armada in which the shareholder wishes to invest before making the exchange. To obtain an Armada Prospectus please call 1-800-622-FUND (3863). For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR A SHARES--By Telephone" below.


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. Management of the Group reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for exchanges through the Systematic Exchange Program or Auto Exchange Plan described below, as of the date of this Prospectus, an investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO INVESTOR A SHARES

Investor A Shares may also be purchased through automatic monthly or quarterly deductions from a shareholder's account from any of the Group's money market funds. Under a systematic exchange program, a shareholder enters an agreement to purchase Investor A Shares of one or more specified Funds over a specified period of time, and initially purchases shares of one of the Group's money market funds in an amount equal to the total amount of the investment. On a monthly or quarterly basis, a specified dollar amount of shares of the Group's money market fund is exchanged for Investor A Shares of the Funds specified.

The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. Because purchases of Investor A Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Investor A Shares in connection with the systematic exchange program. A shareholder may apply for participation in this program through his financial institution or by calling 1-800-451-8377.

PROSPECTUS--Investor A Shares          65

AUTO EXCHANGE PLAN

The Group's Auto Exchange Plan enables holders of Investor A Shares of the Prime Obligations, U.S. Government Obligations, Treasury and Tax-Free Funds to make regular monthly or quarterly exchanges into Investor A Shares of another Fund. With shareholder authorization, the Transfer Agent will automatically exchange Investor A Shares of the Prime Obligations, U.S. Government Obligations, Treasury or Tax-Free Funds in the amount specified (subject to the applicable minimums) on the date of the exchange. In order to participate in the Auto Exchange Plan, a minimum initial purchase of $10,000 of Investor A Shares of the Prime Obligations, U.S. Government Obligations, Treasury or Tax-Free Funds is required.

Shareholders investing directly in Investor A Shares of the Prime Obligations, U.S. Government Obligations, Treasury or Tax-Free Funds, as opposed to obtaining such through an exchange, will be asked to participate in the Auto Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Investor A Shares of the Prime Obligations, U.S. Government Obligations, Treasury or Tax-Free Funds purchased initially will have been exchanged for Investor A Shares of other Funds within two years of purchase.

To participate in the Auto Exchange Plan, shareholders should complete the appropriate section of the Account Registration Form, which can be obtained by calling the Distributor. To change the Auto Exchange Plan instructions or to discontinue the feature, shareholders must send a written request to The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. The Auto Exchange Plan may be amended or terminated without notice at any time by the Distributor.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor A Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.

For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.

HOW TO REDEEM YOUR INVESTOR A SHARES


Shareholders may redeem their Investor A Shares on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Holders of Investor A Shares with over $1 million invested in the Funds who redeem such shares within one year from the date of purchase will be subject to a 1.00% redemption fee or 0.25% in the case of the Limited Maturity Bond Fund. All other shareholders may redeem their


                                       66          PROSPECTUS--Investor A Shares

Investor A Shares without charge, Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations, as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor A Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that none of the Transfer Agent, BISYS Ohio, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

CHECK WRITING FEATURE

Shareholders of Investor A Shares of the Money Market Funds may write checks on accounts for a minimum of $100. Once a shareholder has signed and returned a signature card, he or she will receive a supply of checks. A check may be made payable to any person, and the shareholder's account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the

PROSPECTUS--Investor A Shares          67
exact value of the Fund account, a shareholder may not use a check to close his or her account. The shareholder's account will be charged a fee for stopping payment of a check upon the shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons.

AUTO WITHDRAWAL PLAN


The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor A Shares. With shareholder authorization, the Transfer Agent will automatically redeem such Investor A Shares at the net asset value on the fifth and/or twentieth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $500, The required minimum withdrawal is $100, monthly or quarterly.


The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $500 amount.


To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor A Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to change the Auto Withdrawal Plan instructions, the request must be made in writing to the Transfer Agent and may take up to 15 days to implement.


OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Investor A Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at IMC or one of its affiliates.


Redemption orders are effected at the net asset value per share next determined after the Investor A Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor A Shares of the Funds may be more or less than the amount invested. Payment to shareholders for such Investor A Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor A Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also to the greatest extent possible, requests for same day payments upon redemption of Investor A Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 1:00 p.m., (Eastern Time), for the Tax-Free and Treasury Funds or 3:00 p.m. (Eastern Time) for the Prime Obligations and U.S. Government Obligations Funds on a Business Day or, if received after 1:00 p.m. or 3:00 p.m. (Eastern Time) for the respective Funds, on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.


If any portion of the Investor A Shares to be redeemed represents an investment made by personal check, the Group reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

At various times, the Group may be requested to redeem Investor A Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment

                                       68          PROSPECTUS--Investor A Shares
has been collected for the purchase of such Investor A Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor A Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor A Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group may suspend the right of redemption or redeem Investor A Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of the Investor A Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Investor A Shares of the Treasury and Tax-Free Funds is determined and the shares are priced as of 1:00 p.m. (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to these Funds, the "Valuation Times"). The net asset value of the Investor A Shares of the Prime Obligations and U.S. Government Obligations Funds is determined and the shares are priced as of 3:00 p.m. Eastern Time and as of the close of trading in the NYSE on each Business Day.


A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.


The securities in each Fund, other than the Money Market Funds, will be valued at the last quoted sale price for a given day. If a sale is not reported for that day for the Income Funds, Tax-Free Income Funds, and the fixed income securities of the Balanced Allocation Fund, shares are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. With respect to the Income Funds, other securities, and temporary cash investments acquired more than 60 days from maturity are valued at the mean between quoted bid and asked prices. With respect to the Growth Funds and Equity Income Fund, if a sale is not reported for that day, shares are priced at the last bid quotation. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


PROSPECTUS--Investor A Shares          69

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. On or about November 30, 1998, dividends for the Income Funds and the Tax-Free Income Funds, if any, will be declared on a daily basis and paid on a monthly basis. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor A Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor A Plan. Each Fund's net investment income available for distribution to the holders of Investor A Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor A Shares.

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to qualified retirement plan are deferred under the Code.)

For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Funds do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid

                                       70          PROSPECTUS--Investor A Shares
by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest on such bonds. Shareholders receiving Social Security or certain other retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are

PROSPECTUS--Investor A Shares          71
attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. The Michigan single business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capital gains for Michigan purposes irrespective of how long a shareholder has held the shares except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

MISCELLANEOUS

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

PERFORMANCE INFORMATION

From time to time, performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning by the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares, net investment income per share earned during a recent one-

                                       72          PROSPECTUS--Investor A Shares
month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor A Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor A Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in resorts to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

TELEPHONE ACCESS

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through an Automated Voice Response System 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

PROSPECTUS--Investor A Shares          73

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group , for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor A Shares of a Fund will vote as a class and not with holders of another class of the Fund with respect to the approval of its Investor A Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefore from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of September 1, 1998, National City Corporation, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment owner with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Investor A Shares, the Group also offers Investor B Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Board of Trustees under Rule 18f-3 of the 1940 Act. Investor B Shares have distribution and service fees. Institutional Shares do not have distribution or service fees. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor A Shares as a result of the Investor A Plan fees applicable to Investor A Shares and because Investor A Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City Bank serves as the Group's Custodian, and is affiliated with IMC, the Group's Investment Adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

                                       74          PROSPECTUS--Investor A Shares

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8590, Boston, MA 02266-8590, or by calling toll free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus, does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Investor A Shares          75

THE PARKSTONE GROUP OF FUNDS

Board Of Trustees

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.

HERBERT R. MARTENS, JR.
President
Executive Vice President,
  National City Corporation
Chairman, President and

  Chief Executive

  Officer, NatCity
  Investments, Inc.

LEIGH CARTER
Retired President and
  Chief Operating Officer
  B.F. Goodrich Company
Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
  Operating Officer,
  Kittle's Home Furnishings
  Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
  and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
  Carol Martin Gatton College
  of Business and Economics,
  University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
  General Counsel, Eaton
  Corporation
Trustee:
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,
  Whayne Supply Company

                                                   PROSPECTUS--Investor A Shares

THE PARKSTONE GROUP OF FUNDS
Investor A Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8590
Boston, MA 02266

CUSTODIAN
National City Bank
4100 West 150th Street
Cleveland, Ohio 44135

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

PROSPECTUS--Investor A Shares

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                               INVESTOR B SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                      PARKSTONE SMALL CAPITALIZATION FUND
                       PARKSTONE MID CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUND

                                                    PARKSTONE PRIME OBLIGATIONS
FUND
                      Prospectus dated September 18, 1998


                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS


INVESTOR B SHARESPPROSPECTUS DATED SEPTEMBER 18, 1998



GROWTH FUNDS                                                  For more information call:
Parkstone Small Capitalization Fund                           (800) 451-8377
Parkstone Mid Capitalization Fund                             or write to:
Parkstone Large Capitalization Fund                           One Freedom Valley Drive
Parkstone International Discovery Fund                        Oak, Pennsylvania 19456
GROWTH AND INCOME FUNDS
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund
INCOME FUNDS
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations Fund
Parkstone U.S. Government Income Fund
TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund
MONEY MARKET FUND
Parkstone Prime Obligations Fund



The funds listed above are thirteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Investor B Shares. This Prospectus explains concisely what you should know before investing in the Investor B Shares of the Funds listed above. Please read it carefully and keep it for future reference. You can find more detailed information about the Funds in the September 18, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.



SHARES OF THE GROUP ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE GROUP INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                   PROSPECTUS--Investor B Shares

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    5
FEE TABLES..................................................    8
FINANCIAL HIGHLIGHTS........................................   12
INVESTMENT OBJECTIVES AND POLICIES..........................   24
RISK FACTORS AND INVESTMENT TECHNIQUES......................   37
INVESTMENT RESTRICTIONS.....................................   50
MANAGEMENT OF THE FUNDS.....................................   51
HOW TO BUY INVESTOR B SHARES................................   56
SALES CHARGES...............................................   58
CONTINGENT DEFERRED SALES CHARGE............................   59
DIRECTED DIVIDEND OPTION....................................   60
EXCHANGE PRIVILEGE..........................................   60
FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES........   62
CONVERSION FEATURE..........................................   62
PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS....................   63
HOW TO REDEEM YOUR INVESTOR B SHARES........................   63
HOW SHARES ARE VALUED.......................................   65
DIVIDENDS AND TAXES.........................................   66
PERFORMANCE INFORMATION.....................................   69
TELEPHONE ACCESS............................................   70
GENERAL INFORMATION.........................................   70


PROSPECTUS--Parkstone Investor B Shares 2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

[CAPTION]


                                                                INVESTMENT
                                                  FINANCIAL     OBJECTIVES        RISK FACTORS AND
                       FUND                       HIGHLIGHTS   AND POLICIES    INVESTMENT TECHNIQUES
  Balanced Allocation Fund                            16            27                   29
  Bond Fund                                           18            30                   31
  Equity Income Fund                                  17            29                   30
  Government Income Fund                              21            32                   33
  International Discovery Fund                        15            26                   27
  Intermediate Government Obligations Fund            20            32                   32
  Large Capitalization Fund                           14            24                   26
  Limited Maturity Bond Fund                          19            30                   31
  Michigan Municipal Bond Fund                        22            33                   35
  Mid Capitalization Fund                             13            24                   26
  Municipal Bond Fund                                 23            33                   35
  Prime Obligations Fund                              24            35                   37
  Small Capitalization Fund                           12            24                   26


The Parkstone Group of Funds (the "Group") is an open-end management investment company which offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Investor B Shares of the following Funds:

       Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity
        Fund
        (the "Mid Capitalization Fund")
       Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
        Balanced Fund
        (the "Balanced Allocation Fund")
       Parkstone Equity Income Fund, formerly known as the Parkstone High Income
        Equity Fund
        (the "Equity Income Fund")
       Parkstone Bond Fund (the "Bond Fund")
       Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
        Government
        Obligations Fund")
       Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
       Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund")

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund

                                        3PROSPECTUS--Parkstone Investor B Shares
are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund is referred to as a "Money Market Fund."

The Board of Trustees of the Group has divided beneficial ownership of each Fund into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Investor B Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("IMC" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, IMC has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS--Parkstone Investor B Shares   4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Investor B Shares of the following Funds of the
Group:

      GROWTH FUNDS
       Small Capitalization Fund
       Mid Capitalization Fund
       Large Capitalization Fund
       International Fund
       GROWTH AND INCOME FUNDS
       Balanced Allocation Fund
       Equity Income Fund
       INCOME FUNDS
       Bond Fund
       Limited Maturity Bond Fund
       Intermediate Government Obligations Fund
       Government Income Fund
       TAX-FREE INCOME FUNDS
       Municipal Bond Fund
       Michigan Bond Fund
       MONEY MARKET FUND
       Prime Obligations Fund

These Funds represent thirteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Investor B Shares of each Fund is equal to the net asset value per share, which, in the case of the Prime Obligations Fund, the Group will seek to maintain at $1.00. Investors who purchased Investor B Shares on or after January 1, 1997 may be subject to a contingent deferred sales charge of up to 5.00% when such shares are redeemed prior to five years from the date of purchase. Investors who purchased Investor B Shares prior to January 1, 1997 may be subject to a contingent deferred sales charge of up to 4.00% when such shares are redeemed prior to four years from the date of purchase.

Shares may be purchased by mail or telephone through a broker-dealer that has entered into an agreement with the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), through the Group's Auto Invest Plan, through the Systematic Exchange Programs or through certain Parkstone Individual Retirement Accounts. Investor B Shares of one Fund of the Group may be exchanged for Investor B Shares of another Fund of the Group or fund of Armada Funds ("Armada") at net asset value without the imposition of a contingent deferred sales charge, provided certain conditions are met. Shares may be redeemed by contacting the Transfer Agent or through the Group's Auto Withdrawal Plan. See "HOW TO BUY INVESTOR B SHARES," "EXCHANGE PRIVILEGE," "HOW TO REDEEM INVESTOR B SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase


There is a $500 minimum initial purchase (based upon the public offering price) per Fund with no minimum subsequent investments. Such minimum initial investment may be waived for certain purchasers and is reduced to $50 for investors using the Auto Invest Plan described herein to invest in a


                                        5PROSPECTUS--Parkstone Investor B Shares

Fund. Investors are subject to a $50 minimum for each subsequent investment in such Fund. Investor B Shares must be purchased in amounts less than $250,000.


Conversion Feature

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares.

Investment Objectives

[CAPTION]

               FUND                               INVESTMENT OBJECTIVE
  Balanced Allocation Fund        seeks current income, long-term capital growth and
                                  conservation of capital
  Bond Fund                       seeks to provide current income as well as
                                  preservation of capital by investing in a portfolio
                                  of high- and medium-grade fixed-income securities
  Equity Income Fund              seeks current income by investing in a diversified
                                  portfolio of high quality, dividend-paying common
                                  stocks and securities convertible into common stocks;
                                  a secondary objective is growth of capital
  Government Income Fund          seeks to provide shareholders with a high level of
                                  current income consistent with prudent investment
                                  risk
  Intermediate Government         seeks to provide current income with preservation of
    Obligations Fund              capital by investing in U.S. government securities
                                  with remaining maturities of 12 years or less
  International Fund              seeks long-term growth of capital
  Large Capitalization Fund       seeks growth of capital by investing primarily in a
                                  diversified portfolio of common stocks and securities
                                  convertible into common stocks of companies with
                                  large market capitalization
  Limited Maturity Bond Fund      seeks to provide current income as well as
                                  preservation of capital by investing in a portfolio
                                  of high- and medium-grade fixed-income securities
                                  with remaining maturities of six years or less
  Michigan Bond Fund              seeks income which is exempt from federal income tax
                                  and Michigan state income and intangibles tax,
                                  although such income may be subject to the federal
                                  alternative minimum tax when received by certain
                                  shareholders; also seeks preservation of capital
  Mid Capitalization Funds        seeks growth of capital by investing primarily in a
                                  diversified portfolio of common stocks and securities
                                  convertible into common stock
  Municipal Bond Fund             seeks to provide current interest income which is
                                  exempt from federal income taxes and preservation of
                                  capital
  Prime Obligations Fund          seeks to provide current income, with liquidity and
                                  stability of principal
  Small Capitalization Fund       seeks growth of capital by investing primarily in a
                                  diversified portfolio of common stocks and securities
                                  convertible into common stocks of small- to
                                  medium-sized companies

PROSPECTUS--Parkstone Investor B Shares 6

Investment Policies

Under normal market conditions, each fund will invest as described in the following table:

               FUND                                 INVESTMENT POLICY
  Balanced Allocation Fund        in any type or class of securities, including all
                                  types of common stocks, fixed-income securities and
                                  securities convertible into common stocks
  Bond Fund                       at least 80% of its total assets in bonds, debentures
                                  and certain other debt securities specified herein
  Equity Income Fund              at least 80% of its total assets in common stocks,
                                  and securities convertible into common stocks, of
                                  companies believed by the Investment Adviser to be
                                  characterized by sound management, the ability to
                                  finance expected growth and the ability to pay above-
                                  average dividends
  Government Income Fund          at least 65% of its total assets in obligations
                                  issued or guaranteed by the U.S. government or its
                                  agencies or instrumentalities; under current market
                                  conditions up to 80% of its total assets in
                                  mortgage-related securities which are issued or
                                  guaranteed by the U.S. government, its agencies or
                                  instrumentalities and up to 35% of its total assets
                                  in mortgage-related securities issued by non-
                                  governmental entities
  Intermediate Government         at least 80% of its total assets in obligations
    Obligations Fund              issued or guaranteed by the U.S. government or its
                                  agencies or instrumentalities and with remaining
                                  maturities of twelve years or less
  International Fund              at least 65% of its total assets in an
                                  internationally diversified portfolio of equity
                                  securities which trade on markets in countries other
                                  than the United States and which are issued by
                                  companies (i) domiciled in countries other than the
                                  United States, or (ii) that derive at least 50% of
                                  either their revenues or pre-tax income from
                                  activities outside of the United States, and (iii)
                                  which are ranked as small- or medium-sized companies
                                  on the basis of their capitalization
  Large Capitalization Fund       at least 80% of its total assets in common stocks,
                                  and securities convertible into common stocks, of
                                  companies believed to be characterized by sound
                                  management and the ability to finance expected
                                  long-term growth
  Limited Maturity Bond Fund      at least 80% of the value of its total assets in
                                  bonds, debentures and certain other debt securities
                                  specified herein with remaining maturities of six
                                  years or less
  Michigan Bond Fund              at least 80% of its total assets in debt securities
                                  of all types; at least 65% of its net assets in
                                  municipal securities issued by or on behalf of the
                                  State of Michigan, its political subdivisions,
                                  municipalities and public authorities
  Mid Capitalization Fund         at least 80% of its total assets in common stocks,
                                  and securities convertible into common stocks, of
                                  companies believed by the Investment Adviser to be
                                  characterized by sound management and the ability to
                                  finance expected growth

                                        7PROSPECTUS--Parkstone Investor B Shares

               FUND                                 INVESTMENT POLICY
  Municipal Bond Fund             at least 80% of its total assets in tax-exempt
                                  obligations
  Prime Obligations Fund          in high quality money market instruments and other
                                  comparable investments
  Small Capitalization Fund       at least 80% of its total assets in common stocks,
                                  and securities convertible into common stocks, of
                                  companies believed by the Investment Adviser to be
                                  characterized by sound management and the ability to
                                  finance expected growth

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

IMC serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. IMC also serves as sub-administrator. BISYS Fund Services, L. P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of IMC, and Union Bank of California (the "Custodians"), serve as custodians. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. As of October 1, 1998, dividends for the Income Funds and the Tax-Free Income Funds, if any, will be declared on a daily basis and paid on a monthly basis. Dividends for the Growth Funds and the Growth and Income Funds, if any, will continue to be declared and paid on a monthly basis. Net realized capital gains are distributed at least annually. The Directed Dividend Option enables shareholders to have dividends and capital gains paid by check, or reinvested automatically without payment of sales charges. See "DIRECTED DIVIDEND OPTION." Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

FEE TABLES (INVESTOR B SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering
  price)....................................................     None
Sales Charge on Reinvested Distributions....................     None
Maximum Deferred Sales Charge on Redemptions(1).............  5.00%/4.00%
Redemption Fees(2)..........................................     None
Exchange Fees...............................................     None

---------------
(1) A contingent deferred sales charge of up to 5.00% is currently charged with respect to Investor B Shares redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, a contingent deferred sales charge of up to 4.00% will be charged with respect to Investor B Shares redeemed prior to four years from the date of purchase. (See "CONTINGENT DEFERRED SALES CHARGE" herein.)

(2) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

PROSPECTUS--Parkstone Investor B Shares 8

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                                                    TOTAL
                                     MANAGEMENT             12B-1               OTHER             OPERATING
                                        FEES                FEES              EXPENSES            EXPENSES
                                   (AFTER WAIVER        (AFTER WAIVER       (AFTER WAIVER       (AFTER WAIVER
                                 IF APPLICABLE)(3)     IF APPLICABLE)     IF APPLICABLE)(3)   IF APPLICABLE)(3)
                                 ------------------   -----------------   -----------------   -----------------
GROWTH FUNDS:
Small Capitalization Fund......        1.00%                1.00%               0.35%               2.35%
Mid Capitalization Fund........        1.00%                1.00%               0.30%               2.30%
Large Capitalization Fund......        0.80%                1.00%               0.29%               2.09%
International Fund.............        1.16%(4)             1.00%               0.40%               2.56%
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund.......        0.75%                1.00%               0.36%               2.11%
Equity Income Fund.............        1.00%                1.00%               0.33%               2.33%
INCOME FUNDS:
Bond Fund......................        0.70%                1.00%               0.24%               1.94%
Limited Maturity Bond Fund.....        0.55%                1.00%               0.27%               1.82%
Intermediate Government
  Obligations Fund.............        0.70%                1.00%               0.27%               1.97%
Government Income Fund.........        0.45%                1.00%               0.30%               1.75%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund............        0.55%                1.00%               0.22%               1.77%
Michigan Bond Fund.............        0.55%                1.00%               0.19%               1.74%
MONEY MARKET FUND:
Prime Obligations Fund.........        0.40%                1.00%               0.26%               1.66%


---------------

(3) After voluntary expense reductions.

(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% of the next $50 million, 1.15% of the next $300 million and 1.05% over $400 million.


Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00%, 0.37% and 2.37%, respectively. Management Fees, Other Expenses and Total Expenses, as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.29% and 2.03%, respectively. For the Limited Maturity Bond Fund, they would have been 0.74%, 0.32% and 2.06%, respectively. For the Intermediate Government Obligations Fund, they would have been 0.74%, 0.32% and 2.06%, respectively. For the Government Income Fund they would have been 0.74%, 0.35% and 2.09%, respectively. For the Municipal Bond Fund, they would have been 0.74%, 0.32% and 2.06 %, respectively. For the Michigan Bond Fund, they would have been 0.74%, 0.29% and 2.03%, respectively. The annual percentages of Other Expenses and Total Expenses for the Prime Obligations Fund are based on such fees and expenses incurred by other classes. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor.")


                                        9PROSPECTUS--Parkstone Investor B Shares

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
GROWTH FUNDS:
Small Capitalization Fund...................................   $ 74     $ 113     $ 146     $ 269
Mid Capitalization Fund.....................................   $ 73     $ 112     $ 143     $ 264
Large Capitalization Fund...................................   $ 71     $ 105     $ 132     $ 242
International Fund..........................................   $ 76     $ 120     $ 156     $ 290
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund....................................   $ 71     $ 106     $ 133     $ 243
Equity Income Fund..........................................   $ 74     $ 113     $ 145     $ 267
INCOME FUNDS:
Bond Fund...................................................   $ 70     $ 101     $ 125     $ 226
Limited Maturity Bond Fund..................................   $ 68     $  97     $ 119     $ 214
Intermediate Government Obligations Fund....................   $ 70     $ 102     $ 126     $ 230
Government Income Fund......................................   $ 68     $  95     $ 115     $ 206
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.........................................   $ 68     $  96     $ 116     $ 208
Michigan Bond Fund..........................................   $ 68     $  95     $ 114     $ 205
MONEY MARKET FUND:
Prime Obligations Fund*.....................................   $ 67     $  93     $ 110     $ 197

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Investor B Shares, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                                1         3         5         10
                                                               YEAR     YEARS     YEARS     YEARS
                                                              ------   -------   -------   --------
GROWTH FUNDS:
Small Capitalization Fund...................................   $ 24     $  73     $ 126     $ 269
Mid Capitalization Fund.....................................   $ 23     $  72     $ 123     $ 264
Large Capitalization Fund...................................   $ 21     $  65     $ 112     $ 242
International Fund..........................................   $ 26     $  80     $ 136     $ 290
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund....................................   $ 21     $  66     $ 113     $ 243
Equity Income Fund..........................................   $ 24     $  73     $ 125     $ 267
INCOME FUNDS:
Bond Fund...................................................   $ 20     $  61     $ 105     $ 226
Limited Maturity Bond Fund..................................   $ 18     $  57     $  97     $ 214
Intermediate Government Obligations Fund....................   $ 20     $  62     $ 106     $ 230
Government Income Fund......................................   $ 18     $  55     $  95     $ 206
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.........................................   $ 18     $  56     $  96     $ 208
Michigan Bond Fund..........................................   $ 18     $  55     $  94     $ 205
MONEY MARKET FUND:
Prime Obligations Fund......................................   $ 17     $  52     $  90     $ 197

PROSPECTUS--Parkstone Investor B Shares10

The information set forth in the foregoing Fee Tables and expense examples relates only to Investor B Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that sales charges and Rule 12b-1 fees will differ between classes.

As a result of the payment of sales charges and 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD"). The NASD rules generally limit the aggregate sales charges and payments under the Group's Investor B Distribution and Shareholder Service Plan to a certain percentage of total new gross share sales, plus interest. The Funds would stop accruing 12b-1 fees if, to the extent, and for as long as, such limit would otherwise be exceeded.

The purpose of the above tables is to assist a potential purchaser of Investor B Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by IMC or any of its affiliates to its customer accounts which may invest in Investor B Shares of the Funds. See "MANAGEMENT OF THE FUNDS," "GENERAL INFORMATION" and "SALES CHARGES" for a more complete discussion of the shareholder transaction expenses and annual operating expenses of each of the Funds. The expense information for Investor B Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       11PROSPECTUS--Parkstone Investor B Shares

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Investor B Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's May 31, 1998 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

SMALL CAPITALIZATION FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 26.99         $ 33.78    $ 25.79    $ 19.83        $ 22.71
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Loss..............       (0.53)          (0.41)     (0.39)     (0.19)         (0.09)
    Net Realized and Unrealized Gains
      (Losses) on Investments........       (0.14)          (1.13)     12.03       8.30          (2.79)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................       (0.67)          (1.54)     11.64       8.11          (2.88)
                                          -------         -------    -------    -------        -------
Distributions
    Net Realized Gains...............       (1.30)          (5.25)     (3.65)     (2.15)            --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (1.30)          (5.25)     (3.65)     (2.15)            --
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 25.02         $ 26.99    $ 33.78    $ 25.79        $ 19.83
                                          =======         =======    =======    =======        =======
        Total Return (excluding sales
          and redemption charges)....       (2.47)%(d)      (5.13)%    48.87%     43.78%        (12.68)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $41,399         $46,895    $30,310    $ 9,990        $ 2,130
    Ratio of Expenses to Average Net
      Assets.........................        2.35%(b)        2.32%      2.29%      2.32%          2.35%(b)
    Ratio of Net Investment Loss to
      Average Net Assets.............       (1.99)%(b)      (1.94)%    (1.93)%     (203)%        (2.19)%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.35%(b)        2.32%      2.29%      2.55%          2.61%(b)
    Ratio of Net Investment Loss to
      Average Net Assets*............       (1.99)%(b)      (1.94)%    (1.93)%    (2.26)%        (2.45)%(b)
    Portfolio Turnover Rate (c)......       46.17%          48.45%     67.22%     50.53%         72.64%
    Average Commission Rate Paid
      (f)............................                     $0.0788    $0.0800

PROSPECTUS--Parkstone Investor B Shares12

MID CAPITALIZATION FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 15.12         $ 20.28    $ 16.35    $ 14.63        $ 16.66
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Loss..............       (0.23)          (0.24)     (0.23)     (0.11)         (0.05)
    Net Realized and Unrealized Gains
      (Losses) on Investments........        2.42            1.21       4.82       3.30          (1.98)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        2.19            0.97       4.59       3.19          (2.03)
                                          -------         -------    -------    -------        -------
Distributions
    Net Realized Gains...............       (3.11)          (6.13)     (0.66)     (0.48)            --
    In Excess of Net Realized
      Gains..........................          --              --         --      (0.99)            --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (3.11)          (6.13)     (0.66)     (1.47)            --
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 14.20         $ 15.12    $ 20.28    $ 16.35        $ 14.63
                                          =======         =======    =======    =======        =======
        Total Return (excluding sales
          and redemption charges)....       16.27%(d)        4.94%     28.59%     23.88%        (12.18)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $23,780         $21,994    $15,840    $ 6,073        $ 1,616
    Ratio of Expenses to Average Net
      Assets.........................        2.30%(b)        2.31%      2.29%      2.29%          2.30%(b)
    Ratio of Net Investment Loss to
      Average Net Assets.............       (1.77)%(b)      (1.80)%    (1.70)%    (1.61)%        (1.57)%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.30%(b)        2.31%      2.29%      2.54%          2.56%(b)
    Ratio of Net Investment Loss to
      Average Net Assets*............       (1.77)%(b)      (1.80)%    (1.71)%    (1.87)%        (1.83)%(b)
    Portfolio Turnover Rate (c)......       38.41%          38.47%     49.27%     46.39%         70.87%
    Average Commission Rate Paid
      (f)............................                     $0.0794    $0.0796

                                       13PROSPECTUS--Parkstone Investor B Shares

LARGE CAPITALIZATION FUND -- INVESTOR B SHARES

                                                                                          DECEMBER 28,
                                                                                              1995
                                                      ELEVEN MONTHS        YEAR                TO
                                                          ENDED            ENDED            JUNE 30,
                                                      MAY 31, 1998     JUNE 30, 1997        1996(A)
                                                      -------------    -------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD................     $ 14.34          $ 11.22           $ 10.00
                                                         -------          -------           -------
Investment Activities
    Net Investment Income (Loss)....................       (0.12)           (0.05)             0.01
    Net Realized and Unrealized Gains (Losses) on
      Investments...................................        3.43             3.25              1.23
                                                         -------          -------           -------
         Total from Investment Activities...........        3.31             3.20              1.24
                                                         -------          -------           -------
Distributions
    Net Investment Income...........................          --               --             (0.02)
    Tax Return of Capital...........................       (0.03)              --                --
    Net Realized Gains..............................       (1.67)           (0.08)               --
                                                         -------          -------           -------
         Total Distributions........................       (1.70)           (0.08)            (0.02)
                                                         -------          -------           -------
NET ASSET VALUE, END OF PERIOD......................     $ 15.95          $ 14.34           $ 11.22
                                                         =======          =======           =======
Total Return (excluding sales and redemption
  charges)..........................................       25.12%(d)        28.62%             8.77%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000).................     $10,169          $ 4,130           $   832
    Ratio of Expenses to Average Net Assets.........        2.09%(b)         2.12%             1.78%(b)
    Ratio of Net Investment Loss to Average Net
      Assets........................................       (1.21)%(b)       (0.88)%           (0.32)%(b)
    Ratio of Expenses to Average Net Assets*........        2.09%(b)         2.12%             4.07%(b)
    Ratio of Net Investment Loss to Average Net
      Assets........................................       (1.21)%(b)       (0.88)%           (2.61)%(b)
    Portfolio Turnover Rate (c).....................       24.74%           48.44%             0.86%
    Average Commission Rate Paid (f)................                      $0.0932           $0.0800

PROSPECTUS--Parkstone Investor B Shares14

INTERNATIONAL DISCOVERY FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 15.85         $ 13.77    $ 12.15    $ 13.21        $ 14.12
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Loss..............       (0.19)          (0.16)     (0.08)     (0.04)         (0.01)
    Net Realized and Unrealized Gains
      (Losses) on Investments and
      Foreign Currency
      Transactions...................        0.83            2.24       1.70      (0.40)         (0.90)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.64            2.08       1.62      (0.44)         (0.91)
                                          -------         -------    -------    -------        -------
Distributions
    Net Realized Gains...............       (0.51)             --         --         --             --
    In Excess of Net Realized
      Gains..........................          --              --         --      (0.62)            --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.51)             --         --      (0.62)            --
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 15.98         $ 15.85    $ 13.77    $ 12.15        $ 13.21
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        4.47%(d)       15.11%     13.33%     (3.03)%        (6.44)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $12,840         $13,516    $ 9,489    $ 5,469        $ 2,680
    Ratio of Expenses to Average Net
      Assets.........................        2.56%(b)        2.55%      2.55%      2.57%          2.56%(b)
    Ratio of Net Investment Loss to
      Average Net Assets.............       (1.49)%(b)      (1.29)%    (0.86)%    (0.49)%        (0.22)%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.56%(b)        2.55%      2.63%      2.92%          2.61%(b)
    Ratio of Net Investment Loss to
      Average Net Assets*............       (1.49)%(b)      (1.29)%    (0.94)%    (0.84)%        (0.27)%(b)
    Portfolio Turnover Rate (c)......       34.15%          45.18%     54.47%    104.39%         37.23%
    Average Commission Rate Paid
      (f)............................                     $0.0329    $0.0321

                                       15PROSPECTUS--Parkstone Investor B Shares

BALANCED ALLOCATION FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 13.00         $ 13.36    $ 12.18    $ 10.67        $ 11.71
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.19            0.21       0.23       0.20           0.10
    Net Realized and Unrealized Gains
      (Losses) on Investments and
      Foreign Currencies.............        1.21            1.13       1.74       1.67          (1.05)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        1.40            1.34       1.97       1.87          (0.95)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.23)          (0.22)     (0.22)     (0.20)         (0.09)
    Net Realized Gains...............       (0.36)          (1.48)     (0.57)     (0.06)            --
    In Excess of Net Realized
      Gains..........................          --              --         --      (0.10)            --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.59)          (1.70)     (0.79)     (0.36)         (0.09)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 13.81         $ 13.00    $ 13.36    $ 12.18        $ 10.67
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................       11.05%(d)       10.82%     16.71%     17.96%         (8.16)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $ 7,988         $ 6,299    $ 4,278    $ 1,291        $   744
    Ratio of Expenses to Average Net
      Assets.........................        2.11%(b)        2.11%      2.16%      2.25%          2.05%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        1.57%(b)        1.73%      1.64%      1.74%          1.94%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.37%(b)        2.36%      2.45%      2.77%          2.61%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        1.32%(b)        1.48%      1.35%      1.22%          1.38%(b)
    Portfolio Turnover Rate (c)......      117.80%         425.05%    437.90%    250.66%        192.39%
    Average Commission Rate Paid
      (f)............................                     $0.0518    $0.0848

PROSPECTUS--Parkstone Investor B Shares16

EQUITY INCOME FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 19.14         $ 17.27    $ 14.47    $ 13.49        $ 14.92
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.11            0.16       0.19       0.26           0.13
    Net Realized and Unrealized Gains
      (Losses) on Investments........        2.71            3.57       3.25       0.99          (1.43)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        2.82            3.73       3.44       1.25          (1.30)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.10)          (0.17)     (0.19)     (0.26)         (0.13)
    In Excess of Net Investment
      Income.........................          --              --         --      (0.01)            --
    Net Realized Gains...............       (3.18)          (1.69)     (0.45)        --             --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (3.28)          (1.86)     (0.64)     (0.27)         (0.13)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 18.68         $ 19.14    $ 17.27    $ 14.47        $ 13.49
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................       16.28%(d)       22.96%     24.11%      9.41%         (8.76)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $27,767         $21,038    $12,590    $ 7,131        $ 3,836
    Ratio of Expenses to Average Net
      Assets.........................        2.33%(b)        2.33%      2.32%      2.32%          2.33%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        0.64%(b)        0.88%      1.11%      1.86%          1.87%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.33%(b)        2.33%      2.32%      2.57%          2.59%(b)
    Ratio of Net Investment (Loss) to
      Average Net Assets*............        0.64%(b)        0.88%      1.11%      1.61%          1.61%(b)
    Portfolio Turnover Rate (c)......       18.62%          20.14%     40.75%     77.70%         69.35%
    Average Commission Rate Paid
      (f)............................                     $0.0800    $0.0800

                                       17PROSPECTUS--Parkstone Investor B Shares

BOND FUND -- INVESTOR B SHARES


                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $  9.69         $  9.51    $  9.68    $  9.26        $  9.95
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.46            0.50       0.50       0.52           0.22
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.32            0.16      (0.17)      0.42          (0.70)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.78            0.66       0.33       0.94          (0.48)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.47)          (0.48)     (0.50)     (0.52)         (0.21)
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.47)          (0.48)     (0.50)     (0.52)         (0.21)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 10.00         $  9.69    $  9.51    $  9.68        $  9.26
                                          =======         =======    =======    =======        =======
        Total Return (excluding sales
          and redemption charges)....        8.18%(d)        7.09%      3.46%     10.62%         (4.84)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $ 6,423         $ 5,967    $ 4,426    $ 1,330        $   485
    Ratio of Expenses to Average Net
      Assets.........................        1.94%(b)        1.94%      1.94%      2.03%          1.89%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        5.07%(b)        5.15%      4.97%      5.45%          5.34%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.03%(b)        2.03%      2.03%      2.39%          2.29%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        4.98%(b)        5.06%      4.88%      5.18%          4.94%(b)
    Portfolio Turnover Rate (c)......      545.68%         827.00%   1189.27%   1010.64%        893.27%


PROSPECTUS--Parkstone Investor B Shares18

LIMITED MATURITY BOND FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $  9.49         $  9.46    $  9.70    $  9.56        $  9.99
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.40            0.48       0.55       0.49           0.23
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.02            0.02      (0.22)      0.12          (0.44)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.42            0.50       0.33       0.61          (0.21)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.41)          (0.47)     (0.55)     (0.47)         (0.22)
    Tax Return of Capital............          --              --      (0.02)        --             --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.41)          (0.47)     (0.57)     (0.47)         (0.22)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $  9.50         $  9.49    $  9.46    $  9.70        $  9.56
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        4.50%(d)        5.39%      3.43%      6.68%         (2.09)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $ 1,553         $ 1,492    $ 1,547    $   892        $   629
    Ratio of Expenses to Average Net
      Assets.........................        1.82%(b)        1.86%      1.84%      1.85%          1.78%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        4.63%(b)        5.02%      5.35%      5.14%          5.36%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.06%(b)        2.10%      2.08%      2.36%          2.33%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        4.39%(b)        4.78%      5.11%      4.62%          4.81%(b)
    Portfolio Turnover Rate (c)......      225.88%         607.84%    618.60%    397.97%        353.28%

                                       19PROSPECTUS--Parkstone Investor B Shares

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $  9.71         $  9.67    $  9.89    $  9.60        $ 10.14
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.43            0.45       0.53       0.43           0.21
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.15            0.03      (0.24)      0.30          (0.54)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.58            0.48       0.29       0.73          (0.33)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.43)          (0.44)     (0.51)     (0.44)         (0.21)
    Tax Return of Capital............       (0.01)             --         --         --             --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.44)          (0.44)     (0.51)     (0.44)         (0.21)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $  9.85         $  9.71    $  9.67    $  9.89        $  9.60
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        6.07%(d)        5.09%      2.93%      7.84%         (3.31)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $ 1,852         $ 1,972    $ 1,843    $   977        $   531
    Ratio of Expenses to Average Net
      Assets.........................        1.97%(b)        1.98%      1.96%      2.06%          1.92%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        4.67%(b)        4.67%      4.78%      4.41%          4.80%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.06%(b)        2.07%      2.05%      2.42%          2.32%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        4.58%(b)        4.58%      4.69%      4.05%          4.41%(b)
    Portfolio Turnover Rate (c)......      774.28%        1516.78%    916.39%    549.13%        546.06%

PROSPECTUS--Parkstone Investor B Shares20

U.S. GOVERNMENT INCOME FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $  9.13         $  9.21    $  9.39    $  9.38        $  9.88
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.55            0.63       0.66       0.68           0.28
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.07           (0.09)     (0.18)      0.01          (0.50)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.62            0.54       0.48       0.69          (0.22)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.47)          (0.52)     (0.59)     (0.61)         (0.27)
    Tax Return of Capital............       (0.04)          (0.10)     (0.07)     (0.07)         (0.01)
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.51)          (0.62)     (0.66)     (0.68)         (0.28)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $  9.24         $  9.13    $  9.21    $  9.39        $  9.38
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        6.98%(d)        6.06%      5.22%      7.71%         (2.26)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $23,739         $23,448    $19,556    $ 8,478        $ 2,787
    Ratio of Expenses to Average Net
      Assets.........................        1.75%(b)        1.77%      1.76%      1.83%          1.77%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        6.45%(b)        6.89%      6.92%      7.28%          6.72%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.09%(b)        2.11%      2.10%      2.44%          2.42%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        6.11%(b)        6.55%      6.58%      6.67%          6.08%(b)
    Portfolio Turnover Rate (c)......      278.94%         499.53%    348.01%    114.71%        102.24%

                                       21PROSPECTUS--Parkstone Investor B Shares

MICHIGAN MUNICIPAL BOND FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 10.90         $ 10.76    $ 10.75    $ 10.52        $ 11.09
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.34            0.41       0.40       0.40           0.16
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.23            0.13       0.04       0.24          (0.57)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.57            0.54       0.44       0.64          (0.41)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.37)          (0.36)     (0.40)     (0.40)         (0.16)
    In Excess of Net Investment
      Income.........................          --              --         --      (0.01)
    Net Realized Gains...............       (0.03)          (0.04)     (0.03)        --             --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.40)          (0.40)     (0.43)     (0.41)         (0.16)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 11.07         $ 10.90    $ 10.76    $ 10.75        $ 10.52
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        5.32%(d)        5.05%      4.13%      6.28%         (3.69)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $ 3,983         $ 3,503    $ 3,565    $ 2,270        $ 1,302
    Ratio of Expenses to Average Net
      Assets.........................        1.74%(b)        1.76%      1.77%      1.78%          1.77%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        3.34%(b)        3.73%      3.57%      3.80%          3.51%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.03%(b)        2.05%      2.06%      2.32%          2.32%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        3.05%(b)        3.44%      3.28%      3.25%          2.97%(b)
    Portfolio Turnover Rate (c)......       26.24%          28.48%     27.66%     26.06%          6.69%

PROSPECTUS--Parkstone Investor B Shares22

MUNICIPAL BOND FUND -- INVESTOR B SHARES

                                       ELEVEN MONTHS           YEAR ENDED JUNE 30,         FEBRUARY 4, 1994
                                           ENDED          -----------------------------           TO
                                       MAY 31, 1998        1997       1996       1995      JUNE 30, 1994(E)
                                       -------------      -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................     $ 10.51         $ 10.39    $ 10.36    $ 10.26        $ 10.76
                                          -------         -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.28            0.36       0.33       0.33           0.13
    Net Realized and Unrealized Gains
      (Losses) on Investments........        0.21            0.13       0.03       0.27          (0.50)
                                          -------         -------    -------    -------        -------
        Total from Investment
          Activities.................        0.49            0.49       0.36       0.60          (0.37)
                                          -------         -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.32)          (0.32)     (0.33)     (0.33)         (0.13)
    In Excess of Net Realized
      Gains..........................          --              --         --      (0.17)            --
    Net Realized Gains...............       (0.18)          (0.05)        --         --             --
                                          -------         -------    -------    -------        -------
        Total Distributions..........       (0.50)          (0.37)     (0.33)     (0.50)         (0.13)
                                          -------         -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......     $ 10.50         $ 10.51    $ 10.39    $ 10.36        $ 10.26
                                          =======         =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................        4.75%(d)        4.81%      3.48%      6.17%         (3.41)%(d)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................     $   706         $   993    $   735    $   447        $   359
    Ratio of Expenses to Average Net
      Assets.........................        1.77%(b)        1.81%      1.80%      1.80%          1.80%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net Assets...        2.89%(b)        3.43%      3.11%      3.22%          2.88%(b)
    Ratio of Expenses to Average Net
      Assets*........................        2.06%(b)        2.10%      2.09%      2.33%          2.37%(b)
    Ratio of Net Investment Income
      (Loss) to Average Net
      Assets*........................        2.59%(b)        3.14%      2.82%      2.68%          2.31%(b)
    Portfolio Turnover Rate (c)......       85.86%          48.83%     47.46%     35.15%         44.39%

                                       23PROSPECTUS--Parkstone Investor B Shares

PRIME OBLIGATIONS FUND INVESTOR B SHARES

                                                              ELEVEN MONTHS
                                                                  ENDED
                                                              MAY 31, 1998
                                                              -------------
                                                              INVESTOR B(G)
                                                              -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $1.000
                                                                 ------
Investment Activities
     Net Investment Income..................................      0.027
                                                                 ------
Distributions
     Net Investment Income..................................     (0.027)
                                                                 ------
NET ASSET VALUE, END OF PERIOD..............................     $1.000
                                                                 ======
          Total Return......................................       2.75%(d)
RATIOS/SUPPLEMENTARY DATA:
     Net Assets at End of Period (000)......................     $  387
     Ratio of Expenses to Average Net Assets................       1.66%(b)
     Ratio of Net Investment Income to Average Net Assets...       4.01%(b)
     Ratio of Expenses to Average Net Assets*...............       1.68%(b)
     Ratio of Net Investment Income to Average Net
      Assets*...............................................       3.99%(b)

------------
NOTES TO FINANCIAL HIGHLIGHTS:
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d) Not annualized.
(e) Period from February 4, 1994 (commencement of offering of Investor B Shares) to June 30, 1994.
(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(g) For the period September 30, 1997 (commencement of offering Investor B Shares) to May 31, 1998.

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by IMC or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY

PROSPECTUS--Parkstone Investor B Shares24

INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies that have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or, its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, CCP and in U.S. dollar-denominated commercial paper of a foreign issuer. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those companies that have been determined to have a market capitalization of less than $1 billion based upon current market data. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized more aggressive than a general equity fund.
                                       25PROSPECTUS--Parkstone Investor B Shares

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.
--------------------------------------------------------------------------------

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Foreign Currency Transactions
-Futures Contracts               -Government Obligations          -Lending Portfolio Securities
-Mortgage-Related Securities     -Other Mutual Funds              -Portfolio Turnover
-Put and Call Options            -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements   -When-Issued and
    and Dollar Roll Agreements       Delayed-Delivery
                                     Transactions

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small-or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

PROSPECTUS--Parkstone Investor B Shares26

--------------------------------------------------------------------------------

THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Foreign Currency Transactions
-Futures Contracts               -Government Obligations          -Lending Portfolio Securities
-Other Mutual Funds              -Portfolio Turnover              -Put and Call Options
-Repurchase Agreements           -Restricted Securities           -Reverse Repurchase Agreements
-When-Issued and Delayed-                                         and Dollar Roll Agreements
    Delivery Transactions

GROWTH AND INCOME FUNDS

THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and any highly liquid security with a known market value and a maturity, when acquired, of less than three months ("cash equivalents"). Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security

                                       27PROSPECTUS--Parkstone Investor B Shares
interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks, the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

PROSPECTUS--Parkstone Investor B Shares28

--------------------------------------------------------------------------------

THE BALANCED ALLOCATION FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Foreign Currency Transactions
-Futures Contracts               -Government Obligations          -Lending Portfolio Securities
-Medium-Grade Securities         -Mortgage-Related Securities     -Other Mutual Funds
-Portfolio Turnover              -Put and Call Options            -Repurchase Agreements
-Restricted Securities           -Reverse Repurchase Agreements   -When-Issued and Delayed-
                                     and Dollar Roll Agreements       Delivery Transactions

THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

                                       29PROSPECTUS--Parkstone Investor B Shares

--------------------------------------------------------------------------------

THE EQUITY INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Foreign Currency Transactions
-Futures Contracts               -Government Obligations          -Lending Portfolio Securities
-Mortgage-Related Securities     -Other Mutual Funds              -Portfolio Turnover
-Put and Call Options            -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements   -When-Issued and
    and Dollar Roll Agreements       Delayed-Delivery
                                     Transactions

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average

PROSPECTUS--Parkstone Investor B Shares30 portfolio maturity of three years or less, the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer term obligations. Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only in corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.
--------------------------------------------------------------------------------

THE BOND FUND AND THE LIMITED MATURITY BOND FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Foreign Currency Transactions
-Futures Contracts               -Government Obligations          -Guaranteed Investment
                                                                      Contracts
-Lending Portfolio Securities    -Medium-Grade Securities         -Mortgage-Related Securities
-Other Mutual Funds              -Portfolio Turnover              -Put and Call Options
-Repurchase Agreements           -Restricted Securities           -Reverse Repurchase Agreements
-When-Issued and Delayed                                          and Dollar Roll Agreements
    Delivery Transactions

                                       31PROSPECTUS--Parkstone Investor B Shares

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its shares' net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."
--------------------------------------------------------------------------------

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Currency Transactions   -Futures Contracts
-Government Obligations          -Lending Portfolio Securities    -Mortgage-Related Securities
-Municipal Securities            -Other Mutual Funds              -Portfolio Turnover
-Put and Call Options            -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements   -When-Issued and Delayed         -Portfolio Turnover
    and Dollar Roll Agreements       Delivery Transactions
                                 -Other Mutual Funds

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-

PROSPECTUS--Parkstone Investor B Shares32 governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes) rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.
--------------------------------------------------------------------------------

THE GOVERNMENT INCOME FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Currency Transactions   -Foreign Securities
-Futures Contracts               -Government Obligations          -Lending Portfolio Securities
-Mortgage-Related Securities     -Other Mutual Funds              -Portfolio Turnover
-Put and Call Options            -Repurchase Agreements           -Portfolio Turnover
-Reverse Repurchase Agreements   -When-Issued and Delayed-        -Restricted Securities
    and Dollar Roll Agreements       Delivery Transactions

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities, and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate

                                       33PROSPECTUS--Parkstone Investor B Shares
interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT
TECHNIQUES -- Municipal Securities."

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four-highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT
TECHNIQUES -- Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), an such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks
PROSPECTUS--Parkstone Investor B Shares34 presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended ("the 1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.
--------------------------------------------------------------------------------

TAX-FREE INCOME FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Currency Transactions   -Futures Contracts
-Government Obligations          -Lending Portfolio Securities    (Municipal Bond Fund Only)
-Medium-Grade Securities         -Mortgage-Related Securities     -Municipal Securities
-Other Mutual Funds              -Portfolio Turnover              -Private Activity Bonds
-Put and Call Options            -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements   -When-Issued and Delayed-
    and Dollar Roll Agreements       Delivery Transactions

MONEY MARKET FUND

THE PRIME OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE PRIME OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL.

Under normal market conditions, the Prime Obligations Fund invests in high-quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. As a money market fund, the Prime Obligations Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, the Prime Obligations Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the

                                       35PROSPECTUS--Parkstone Investor B Shares
securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which the Prime Obligations Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in the Prime Obligations Fund will not exceed 90 days.

The Prime Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

The Prime Obligations Fund may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the security, or by another third party. The Prime Obligations Fund uses these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Prime Obligation Fund's permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Prime Obligations Fund may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, the Prime Obligations Fund will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of the Prime Obligations Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person" as defined in the Rule. In addition, a demand feature or guarantee may be acquired by the Prime Obligations Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the

PROSPECTUS--Parkstone Investor B Shares36 second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).

The Prime Obligations Fund intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. The Prime Obligations Fund shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. The Prime Obligations Fund may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.
--------------------------------------------------------------------------------

THE PRIME OBLIGATIONS FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities              -Foreign Securities              -Government Obligations
-Guaranteed Investment           -Lending Portfolio Securities    -Municipal Securities
    Contracts
-Portfolio Turnover              -Repurchase Agreements           -Restricted Securities
-Reverse Repurchase Agreements   -When-Issued and Delayed-
    and Dollar Roll Agreements       Delivery Transaction

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by the Investment Adviser, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Tax-Free Income Funds and the Prime Obligations Fund, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between

                                       37PROSPECTUS--Parkstone Investor B Shares
currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

PROSPECTUS--Parkstone Investor B Shares38

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund and the Prime Obligations Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CTDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CCP; and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

                                       39PROSPECTUS--Parkstone Investor B Shares

The conversion of the eleven member states of the European Union to a common currency, the "euro," is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.


U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRs which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the

PROSPECTUS--Parkstone Investor B Shares40
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marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes closing out futures positions.

GOVERNMENT OBLIGATIONS

Subject to the investment parameters described above, each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Prime Obligations Fund may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home

                                       41PROSPECTUS--Parkstone Investor B Shares

Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.

GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs applicable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Fund" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company, on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund and Prime Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if

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

unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated parent mortgage obligations, fifteen-year mortgage obligations and adjustable rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligations scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings

                                       43PROSPECTUS--Parkstone Investor B Shares
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and loan institutions, private, mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs , often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

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

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bonds Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund and Prime Obligations Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Prime Obligations Fund may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that it invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of its assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings, relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

                                       45PROSPECTUS--Parkstone Investor B Shares

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE MICHIGAN MUNICIPAL BOND FUND

The economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.

In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

OTHER MUTUAL FUNDS

Each of the Funds, except the Prime Obligations Fund, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds.

Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may also engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a

PROSPECTUS--Parkstone Investor B Shares46 closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.

Each of the Growth Funds, the Growth and Income Funds and the Government Income Fund, as part of its options transaction, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. The Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS


Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see


                                       47PROSPECTUS--Parkstone Investor B Shares

"INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments -- Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the 1933 Act"), in reliance on the exemption from such, registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "Private Placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction.
Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. The Prime Obligations Fund may not invest in illiquid securities if, as a result, more than 10% of the market value of its assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.

PROSPECTUS--Parkstone Investor B Shares48

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year or the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Because the Prime Obligations Fund intends to invest primarily in securities with maturities of less than one year (although it may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to the Prime Obligations Fund is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the other Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in
(i) common stocks and securities convertible into common stocks and (ii) other investments will exceed 200% and 200%, respectively.

                                       49PROSPECTUS--Parkstone Investor B Shares

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in increased taxable gains to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions. (See "Dividends and Taxes.")

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

No Non-Money Market Fund, with the exception of the Michigan Bond Fund, may:

     Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

No Funds may:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or in the case of the Money Market Fund, domestic bank obligations and repurchase agreements secured by such obligations;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

          (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that each Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.


For purposes of the above limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.



Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

PROSPECTUS--Parkstone Investor B Shares50

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

IMC, formerly named First of America Investment Corporation, ("First of America") serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). Prior to such time, the investment adviser of the Funds was an indirect wholly-owned subsidiary of First of America Bank Corporation ("FOA"). As of December 31, 1997, First of America managed over $16 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. As of December 31, 1997, NCC had over $55 billion in assets. As a result of the NCC and FOA merger, National City Corporation had assets of over $81 billion as of June 30, 1998. IMC reflects a combination of National City Bank's investment management group and First of America. In connection with this combination, various portfolio management changes were made. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

IMC utilizes a team approach to the investment management of the funds, with professionals working as teams to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.

IMC has established investment management teams by market segment; equities and fixed income instruments. Within the equities segment, teams have been formed based on style -- growth or value -- and market capitalization.


The Equity Growth Group is comprised of the Small Capitalization Growth Team, the Mid Capitalization Growth Team and the Large Capitalization Growth Team. The Small Capitalization Growth Team manages the Parkstone Small Capitalization Fund. The Mid Capitalization Growth Team manages the Parkstone Mid Capitalization Fund. The Large Capitalization Growth Team manages the Parkstone Large Capitalization Fund. The Large Capitalization Value Team manages the Parkstone Equity Income Fund.


The investment management teams within IMC and Gulfstream share the management duties of the Balanced Allocation Fund. The teams manage their respective segment allocation within the fund, according to their areas of specialization.

The Fixed Income Team of IMC manages the Income and Tax-Free Income Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and

                                       51PROSPECTUS--Parkstone Investor B Shares
paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Prime Obligations Fund, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of the Prime Obligations Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited partner, the Investment Adviser does not possess management authority or responsibility for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.


As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 23 years of investment experience and 11 years of international investment experience.


For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.

YEAR 2000 RISKS

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data

PROSPECTUS--Parkstone Investor B Shares52
from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. IMC serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, IMC receives from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the group, but may retain some or all of any sales charge imposed upon the Investor B Shares and may receive compensation under the Distribution and Shareholder Service Plan described below.

EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Investor B Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Investor B Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing

                                       53PROSPECTUS--Parkstone Investor B Shares
materials such as shareholders reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees, fees incurred as a result of issues relating solely to one class of shares.

DISTRIBUTION PLAN FOR INVESTOR B SHARES

Rule 12b-1, adopted by the SEC under the 1940 Act, permits an investment company to pay directly or indirectly expenses associated with the distribution of its shares in accordance with a plan adopted by an investment company's trustees and approved by its shareholders. Pursuant to such Rule, the Group has adopted an Investor B Distribution and Shareholder Service Plan (the "Investor B Plan") with respect to the Investor B Shares of each Fund. Pursuant to the Investor B Plan, each Fund is authorized to pay or reimburse SEI, as Distributor of the Investor B Shares, for certain expenses that are incurred in connection with shareholder and distribution services. The Plan authorizes any Fund to pay SEI, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of such Fund (the "Distribution Fee"). Such amount may be used by SEI to pay banks and their affiliates (including IMC and its affiliates), and other institutions, including broker-dealers ("Participating Organizations") for administration, distribution, and/or shareholder service assistance pursuant to an agreement between SEI and the Participating Organization. Under the Investor B Plan, a Participating Organization may include SEI, its subsidiaries and its affiliates.

Also pursuant to the Investor B Plan, a Fund is authorized to pay a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of such Fund (the "Service Fee"). Such amount may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

Fees paid pursuant to the Investor B Plan are accrued daily and paid monthly, and are charged as expenses of Investor B Shares of a Fund as accrued. Payments under the Investor B Plan will be calculated daily and paid monthly at a rate not to exceed the limits described above, which rate is set from time to time by the Board of Trustees.

Pursuant to the Investor B Plan, the Distributor may enter into agreements with Participating Organizations for providing distribution assistance and shareholder services with respect to the Investor B Shares. Such Participating Organizations will be compensated at the annual rate of up to 1.00% (up to 0.75% Distribution Fee plus up to 0.25% Service Fee) of the average daily net asset value of the Investor B Shares held of record or beneficially by the Participating Organization's customers. The distribution services provided by Participating Organizations for which the Distribution Fee may be paid may include promoting the purchase of Investor B Shares of a Fund by their customers; processing purchase, exchange, and redemption requests from customers and placing orders with the Distributor or the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of customers; providing information periodically to customers, including information showing their positions in Investor B Shares; responding to inquiries from customers concerning their investment in Investor B Shares; and providing other similar services as may be reasonably requested. The shareholder services provided by Participating Organizations for which the Service Fee may be paid may include providing sub-accounting with respect to Investor B Shares beneficially owned by customers or the information necessary for sub-accounting; arranging for bank wires; and other continuing personal services to holders of Investor B Shares.

Actual distribution and shareholder service expenses for Investor B Shares at any given time may exceed the Rule 12b-1 fees and contingent deferred sales charges collected. These unrecovered amounts plus interest thereon will be carried forward and paid from future Rule 12b-1 fees and contingent deferred sales charges collected. If the Investor B Plan were terminated or not continued, the Group would not be contractually obligated to pay for any expenses not previously reimbursed by the Group or recovered through contingent deferred sales charges. During the fiscal period ended May 31, 1998, Rule 12b-1 fees

PROSPECTUS--Parkstone Investor B Shares54 and contingent deferred sales charges collected were sufficient to cover actual distribution and shareholder service expenses; that is, there were no unrecovered amounts to be carried forward.

Conflict of interest restrictions may apply to the receipt by Participating Organizations of compensation from SEI in connection with the investment of fiduciary assets in Investor B Shares. Institutions, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor B Shares.

As authorized by the Investor B Plan SEI utilizes a standard Sub-Distribution and Servicing Agreement, pursuant to which a dealer will agree to provide certain distribution, administrative and shareholder support services in connection with Investor B Shares. Such services include establishing and maintaining accounts and records, answering routine questions concerning the Funds and distributing prospectuses to persons other than shareholders. In consideration for such services, SEI has agreed to pay a monthly fee not to exceed .25% of average daily net assets of shares owned of record or beneficially by the dealer's customers.

As authorized by the Investor B Plan, SEI has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA-Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA-Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly maintain-shareholder accounts; and providing at its own expense such office space, equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between SEI and SDI. Under that agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.

The Group understands that Participating Organizations may charge fees to their customers who are owners of Investor B Shares for additional services provided in connection with their customer accounts. These fees would be in addition to any amounts which may be received by a Participating Organization under its Agreement with SEI.

The Investor B Plan requires the officers of the Group to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board reviews these reports in connection with its decisions with respect to the Plan.

As required by Rule 12b-1, the Investor B Plan was approved by the Trustees of the Group, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Group and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Investor B Plan continues in effect as long as such continuance is specifically approved at least annually by the Group's Trustees, including a majority of the Independent Trustees.

                                       55PROSPECTUS--Parkstone Investor B Shares

The Investor B Plan may be terminated by a vote of a majority of the Independent Trustees, or by a vote of a majority of the holders of the outstanding voting securities of the Investor B Shares. Any change in the Investor B Plan that would increase materially the distribution expenses paid by a Fund requires shareholder approval; otherwise, the Plan may be amended by the Board of Trustees, including a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting upon the amendment. As long as the Investor B Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES


National City Bank, an affiliate of the Investment Adviser, serves as the custodian of the Group's assets pursuant to a Custodian Services Agreement dated as of July 24, 1998. Union Bank of California serves as custodian for the International Discovery Fund pursuant to the Custodian Agreement dated July 31, 1995. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolio's first $100 million of average daily net assets, .010% of average daily net assets of each portfolio's next $650 million of assets, and .008% of daily net assets of each portfolio which exceeds $750 million. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8590, Boston, Massachusetts 02266-8590. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.


While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INVESTOR B SHARES


Investor B Shares of each Fund are continuously offered and may be purchased directly either by mail or by telephone. Investor B Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia. Investor B Shares may also be purchased through a broker-dealer that has entered into a dealer agreement with the Distributor. Except as otherwise discussed below under "Other Information Regarding Purchases" and "Auto Invest Plan," the minimum initial investment in a Fund, based upon the public offering price, is $500; however, there is no minimum subsequent purchase. Shareholders will pay the next calculated net asset value after the receipt by the Distributor of an order to purchase Investor B Shares, plus an applicable sales charge as described below (see "SALES CHARGES"). In the case of an order for the purchase of shares placed through a broker-dealer, it is the responsibility of the broker-dealer to transmit the order to the Distributor promptly. The Group will not accept third-party checks under any circumstance.


BY MAIL

To purchase Investor B Shares of any of the Funds by mail, complete an Account Application Form and return it along with a check or money order made payable to The Parkstone Group of Funds at the following address:

                          The Parkstone Group of Funds
                                 P.O. Box 8590
                        Boston, Massachusetts 02266-8590


An Account Application Form is included with this prospectus and may be obtained by calling the Group at (800) 451-8377.


PROSPECTUS--Parkstone Investor B Shares56

BY TELEPHONE

To purchase Investor B Shares of any of the Funds by telephone, an Account Application Form must have been previously received by the Distributor. To place an order by telephone, even if payment is to be made by wire, call the Group's toll-free number (800) 451-8377. Payment for such Investor B Shares ordered by telephone may be made by check or wire. Where payment is made by check, the transaction will not be processed until the check is received by the Group's Custodian. If a check received to purchase Investor B Shares does not clear or if a wire transfer is not received by the Group's Custodian within three Business Days (as defined in "HOW SHARES ARE VALUED") of the purchase order, the purchase may be canceled and the investor could be liable for any losses or fees incurred . When Purchasing Investor B Shares by wire, contact the Distributor at
(800) 851-1227 or wire instructions.

OTHER INFORMATION REGARDING PURCHASES

Investor B Shares may also be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by IMC or one of its affiliates. Investor B Shares of the Funds sold to IMC or the affiliate acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by IMC or the affiliate. With respect to such Investor B Shares so sold, it is the responsibility of the holder of record to transmit purchase or redemption orders to the Distributor and to deliver funds for the purchase thereof on a timely basis. Beneficial ownership of such Investor B Shares of the Funds will be recorded by IMC or one of its affiliates and reflected in the account statements provided to Customers. IMC or one of its affiliates may exercise voting authority for those Investor B Shares for which it has been granted authority by the Customer.

Investor B Shares of the Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Investor B Shares plus any applicable sales charge as described below. Purchases of Investor B Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Investor B Shares of all Funds, except the Prime Obligations Fund, are eligible to earn dividends on the first Business Day following the execution of the purchase. Investor B Shares of the Prime Obligations Fund purchased before 3 p.m., Eastern Time, begin earning dividends on the same Business Day. Investor B Shares continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Investor B Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Investor B Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase order. However, proceeds from reclaimed shares purchased by check will not be sent until the payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Investor B Shares.


The minimum initial investment amount referred to above may be waived if purchases are made in connection with Individual Retirement Accounts (IRAs), Keoghs or similar plans. For information on IRAs, Keoghs or similar plans, call the Group at (800) 451-8377. Due to the relatively high cost of handling small investments, the Group reserves the right to redeem involuntarily, at net asset value, the Investor B Shares of any shareholder if, because of redemptions of Investor B Shares by or on behalf of the shareholder (but not as a result of a decrease in the market price of such Investor B Shares, the deduction of any sales charge or the establishment of an account with less than $500 using the Auto Invest Plan), the account of such shareholder in that Fund has a value of less than $500. Accordingly, an investor


                                       57PROSPECTUS--Parkstone Investor B Shares
purchasing Investor B Shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if the investor thereafter redeems any such Investor B Shares. If at any time a shareholder's account balance falls below $500, upon 60 days' notice, the Group may exercise its right to redeem such Investor B Shares and to send the proceeds to the shareholder.


Depending upon the terms of a particular Customer account, IMC or one of its affiliates may charge a customer account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from IMC or the affiliate. This Prospectus should be read in conjunction with any such information so received.

The Group reserves the right to reject any order for the purchase of Investor B Shares in whole or in part.

Every shareholder will receive a confirmation of each new transaction in the shareholder's account which will also show the total number of Investor B Shares of the respective Fund of the Group owned by the shareholder. Confirmation of purchases and redemptions of Investor B Shares of the Funds by IMC or one of its affiliates on behalf of a Customer may be obtained from IMC or the affiliate. Shareholders may rely on these statements in lieu of certificates. Certificates representing Investor B Shares of the Funds will not be issued.

AUTO INVEST PLAN


The Parkstone Group of Funds Auto Invest Plan (the "Auto Invest Plan") enables shareholders to make regular monthly or quarterly purchases of Investor B Shares through automatic deduction from their bank accounts. With shareholder authorization, the Group's Transfer Agent will deduct the amount specified (subject to the applicable minimums) from the shareholder's bank account which will automatically be invested in shares at the public offering price on the date of such deduction (or the next Business Day thereafter, as defined under "HOW SHARES ARE VALUED" below). The required minimum initial investment when opening an account using the Auto Invest Plan is $50; the minimum amount for subsequent investments in a Fund is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Application Form or a supplemental Auto Invest Plan application that can be acquired by calling the Group at (800) 451-8377. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Group's Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, MA 02266-8590 and may take up to 15 days to implement.


SALES CHARGES

Investor B Shares may be purchased only in amounts of less than $250,000. There is no sales charge imposed upon purchases of Investor B Shares, but currently investors may be subject to a contingent deferred sales charge of up to 5.00% when Investor B Shares are redeemed prior to five years from the date of purchase. For Investor B Shares purchased prior to January 1, 1997, investors may be subject to a contingent deferred sales charge of up to 4.00% when Investor B Shares are redeemed prior to four years from the date of purchase. See "CONTINGENT DEFERRED SALES CHARGE" below.

From time to time dealers who receive dealer discounts and brokerage commissions from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers.

In addition to amounts paid to dealers as a dealer concession out of the sales charge paid by investors, if any, the Distributor may, from time to time, at its expense or as an expense for which it may be reimbursed under the Investor B Plan, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of shares of a Fund during a specified period of time. The Distributor also may, from time to time, arrange for the payment of additional consideration to dealers not to exceed 6.25% of the offering price per share on all sales of Investor B Shares as an expense of the Distributor or for which the Distributor may be reimbursed under the Investor B Plan or upon receipt of a contingent deferred sales charge. Any such additional consideration or incentive program may be terminated at any time by the Distributor.

PROSPECTUS--Parkstone Investor B Shares58

The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of any of the Funds of the Group. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more Funds of the Group, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to exotic locations within or outside of the United States for meetings or seminars of a business nature. Compensation may also include the following types of non-cash items offered through sales contests: (1) vacation trips, including travel arrangements and lodging at resorts; (2) tickets for entertainment events (such as concerts, cruises and sporting events); and (3) merchandise (such as clothing, trophies, clocks and pens). The Distributor, at its expense, currently conducts an annual sales contest for dealers in connection with their sales of shares of the Funds. Dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

CONTINGENT DEFERRED SALES CHARGE

Investor B Shares which are redeemed prior to five years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

 YEAR OF    CONTINGENT DEFERRED
REDEMPTION     SALES CHARGE
----------  -------------------
  First            5.00%
  Second           5.00%
  Third            4.00%
  Fourth           3.00%
  Fifth            2.00%

Investor B Shares which were purchased prior to January 1, 1997 and redeemed prior to four years from the date of purchase will be subject to a contingent deferred sales charge equal to a percentage of the lesser of net asset value at the time of purchase of the Investor B Shares being redeemed or net asset value of such shares at the time of redemption, as set forth in the chart below:

 YEAR OF    CONTINGENT DEFERRED
REDEMPTION     SALES CHARGE
----------  -------------------
  First            4.00%
  Second           4.00%
  Third            3.00%
  Fourth           2.00%

Accordingly, a contingent deferred sales charge will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. In addition, a charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gain distributions.

Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Investor B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a contingent deferred sales charge is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than four years or shares acquired pursuant to reinvestment of dividends or distributions.

For example, assume an investor purchased 100 Investor B Shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset

                                       59PROSPECTUS--Parkstone Investor B Shares
value per share is $12 and, during such time, the investor has acquired five additional Investor B Shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Investor B Shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Investor B Shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totaling $22.50.

The contingent deferred sales charge is waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Code ) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

DIRECTED DIVIDEND OPTION

A shareholder may elect to have all income dividends and capital gain distributions paid by check, reinvested in the Fund or reinvested in any of the Group's other Funds, without the payment of a sales charge (provided the other Fund is maintained at the minimum required balance). If you elect to receive distributions paid by check and the check (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your payment election will be changed automatically and your future dividend and capital gain distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks that remain uncashed for six months will be cancelled and reinvested in the Fund at the per share net, asset value determined as of the date of cancellation.

The Directed Dividend Option may be modified or terminated by the Group at any time after notice to participating shareholders. Participation in the Directed Dividend Option may be terminated or changed by the shareholder at any time by writing the Distributor. The Directed Dividend Option is not available to participants in any of the Parkstone IRAs.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders of Investor B Shares to acquire Investor B Shares that are offered by another Fund of the Group or Fund of Armada with a different investment objective. In order for the exchange privilege to apply, the redemption of one Fund or Fund of Armada and corresponding purchase of another Fund or Fund of Armada must occur on the same Business Day (as defined in "HOW SHARES ARE VALUED" below). Holders of shares of one class may not exchange their shares for shares of another class. For example, holders of a Fund's Investor B Shares may not exchange their shares for Investor A Shares, and holders of a Fund's Investor A Shares may not exchange their shares for Investor B Shares.

Holders of Investor B Shares of any of the Group's Funds (including Investor B Shares acquired through reinvestment of dividends and distributions on such shares) may exchange those Investor B Shares at net asset value without the imposition of a contingent deferred sales charge for Investor B Shares offered by any of the Group's other Funds or a Fund of Armada, provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized.

If a holder of Investor B Shares of the Prime Obligations Fund remains invested in such Fund for 18 consecutive months, the investor will be required to redeem such shares, and incur any applicable contingent deferred sales charges, or exchange their shares for Investor B Shares of another Fund.

An exchange is considered a sale of shares on which a shareholder may realize a capital gain or loss for federal income tax purposes. A shareholder may not include any sales charge on shares of a Fund or a Fund of Armada as a part of the cost of those shares for purposes of calculating the gain or loss realized

PROSPECTUS--Parkstone Investor B Shares60 on an exchange of those shares within 90 days of their purchase. An exchange of Investor B Shares will not be considered a redemption on which a contingent deferred sales charge will be applicable. Redemptions of Investor B Shares which have been exchanged will be subject to contingent deferred sales charges based upon the date of the purchase of the original Investor B Shares. The exchange privilege may be modified or terminated at any time upon 60 days notice to shareholders. As of the date of this prospectus, an investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.


No exchange fee is imposed by the Group. A shareholder wishing to exchange his or her shares may do so by contacting the Group at (800)451-8377 or by providing written instructions to the Transfer Agent. Any shareholder who wishes to make an exchange should obtain and review the current Prospectus of the Fund of the Group in which the shareholder wishes to invest before making the exchange. To obtain an Armada prospectus, please call 1-800-622-FUND (3863). For a discussion of risks associated with unauthorized telephone exchanges, see "HOW TO REDEEM YOUR INVESTOR B SHARES -- By Telephone" below.


The exchange privilege is a convenient way to respond to changes in investment goals or in market conditions. This privilege in not designed for frequent trading in response to short-term market fluctuations. Management of the Group reserves the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege upon 60 days' notice to shareholders. Except for exchange through the Systematic Exchange Program or Auto Exchange Plan described below, as of the date of this Prospectus, an investor is limited to one exchange every two months during a given 12-month period beginning upon the date of the first exchange transaction.

SYSTEMATIC EXCHANGE PROGRAM APPLICABLE TO INVESTOR B SHARES

Investor B Shares may also be purchased through automatic monthly or quarterly deductions from a Shareholder's account from any of the Group's money market funds. Under a systematic exchange program, a shareholder enters an agreement to purchase shares of one or more specified Funds over a specified period of time, and initially purchases shares of one of the Group's money market funds in an amount equal to the total amount of the investment. On a monthly or quarterly basis, a specified dollar amount of shares of the Group's money market fund is exchanged for Investor B Shares of the Funds specified.

The systematic exchange program of investing a fixed dollar amount at regular intervals over time has the effect of reducing the average cost per share of the Funds. Because purchases of Investor B Shares are subject to an initial sales charge, it may be beneficial for an investor to execute a Letter of Intent indicating an intent to purchase Investor B Shares in connection with the systematic exchange program. A Shareholder may apply for participation in this program through his financial institution or by calling 1-800-451-8377.

AUTO EXCHANGE PLAN

The Group's Auto Exchange Plan enables holders of Investor B Shares of the Prime Obligations Fund to make regular monthly or quarterly exchanges into Investor B Shares of another Fund. With shareholder authorization, the Transfer Agent will automatically exchange Investor B Shares of the Prime Obligations Fund in the amount specified (subject to the applicable minimums) on the date of the exchange. In order to participate in the Auto Exchange Plan, a minimum initial purchase of $10,000 of Investor B Shares of the Prime Obligations Fund is required.

Shareholders investing directly in Investor B Shares of the Prime Obligations Fund, as opposed to obtaining such through an exchange, will be asked to participate in the Auto Exchange Plan and to establish the time and amount of their automatic exchanges such that all of the Investor B Shares of the Prime Obligations Fund purchased initially will have been exchanged for Investor B Shares of other Funds within two years of purchase.

                                       61PROSPECTUS--Parkstone Investor B Shares

To participate in the Auto Exchange Plan, shareholders should complete the appropriate section of the Account Registration Form, which can be obtained by calling the Distributor. To change the Auto Exchange Plan instructions or to discontinue the feature, shareholders must send a written request to The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. The Auto Exchange Plan may be amended or terminated without notice at any time by the Distributor.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR B SHARES

Before purchasing Investor B Shares of a Fund, investors should consider whether during the anticipated life of their investment in the Fund, the accumulated Rule 12b-1 fees and potential contingent deferred sales charges on Investor B Shares prior to conversion (as described below) would be less than the initial sales charge and accumulated Rule 12b-1 fees on Investor A Shares purchased at the same time, and to what extent such differential would offset the higher yield of such Investor A Shares. To the extent that the sales charge for Investor A Shares is waived or reduced, investments in Investor A Shares become more desirable. The Group will refuse all purchase orders for Investor B Shares of over $250,000.

Although Investor A Shares are subject to Rule 12b-1 fees, they are not subject to the higher Rule 12b-1 fees applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Fund than purchasers of Investor B Shares.


As described above purchasers of Investor B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Group's future returns cannot be predicted, there can be no assurance that this will be the case. Investors in Investor B Shares would, however, own shares that are subject to higher annual expenses and, for shares purchased prior to January 1, 1997, for a four-year period, would be subject to a contingent deferred sales charge of up to 4.00% upon redemption depending upon the year of redemption. For Investor B Shares purchased on or after January 1, 1997, for a five-year period, such shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during a period in which a contingent deferred sales charge may be imposed should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' Rule 12b-1 fees to the cost of the initial sales charge and Rule 12b-1 fees on the Investor A Shares. Over time, the expenses of the annual Rule 12b-1 fees on the Investor B Shares may equal or exceed the initial sales charge and annual Rule 12b-1 fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate Rule 12b-1 fees with respect to Investor B Shares on the Funds would equal or exceed the initial sales charge and aggregate Rule 12b-1 fees of Investor A Shares approximately seven years after the purchase. In order to reduce such fees for investors that had Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares, as described below, at the end of an eight-year period. This example assumes that the initial purchase of Investor A Shares would be subject to the maximum initial sales charge of 5.50%. This example does not take into account the time value of money which reduces the impact of the Investor B Shares' administrative and Rule 12b-1 fees on the investment, the benefit of having the additional initial purchase price invested during the period before it is effectively paid out as administrative and Rule 12b-1 fees, fluctuations in net asset value or the effect of different performance assumptions.


CONVERSION FEATURE

Investor B Shares which have been outstanding for eight years after the end of the month in which the shares were initially purchased will automatically convert to Investor A Shares and, consequently, will no longer be subject to the higher Rule 12b-1 fees of the Investor B Plan. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales charge or other charge except that the Rule 12b-1 fees applicable to Investor A Shares shall thereafter be applied to

PROSPECTUS--Parkstone Investor B Shares62 such converted shares. Such investors will then benefit from the lower Rule 12b-1 fees of Investor A Shares. Because the per share net asset value of the Investor A Shares may be higher than that of the Investor B Shares at the time of conversion, a shareholder may receive fewer Investor A Shares than the number of Investor B Shares converted, although the dollar value will be the same. Reinvestments of dividends and distributions in Investor B Shares will not be considered new purchases for purposes of the conversion feature.

The Investor A Shares into which the Investor B Shares will convert will differ only in the amount of the Rule 12b-1 fees assessed to the shareholder. The Rule 12b-1 fees which may be assessed to holders of Investor A Shares is equal to 0.25% of the average daily net assets of the Investor A Shares owned, rather than 1.00% of the average daily net assets assessed to holders of Investor B Shares.

If a shareholder effects one or more exchanges among Investor B Shares of the Funds during the eight-year period, the holding period for shares so exchanged will be counted toward such period.

PARKSTONE INDIVIDUAL RETIREMENT ACCOUNTS

Investor B Shares of the Funds are available to shareholders on a tax-deferred basis through the following retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

A Parkstone IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program. Parkstone IRA contributions may be tax-deductible and earnings are tax-deferred. The tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

A Parkstone SEP/IRA may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions into IRAs on behalf of all eligible employees.

All Parkstone IRA distribution requests must be made in writing to the Transfer Agent. Any additional deposits to a Parkstone IRA must distinguish the type and year of the contribution.


For more information on any of the Parkstone IRAs or other retirement plan options available (401(k) Defined Contribution Plans, 403(b)(7) Defined Compensation Plans, etc.), call the Group at (800) 451-8377. Shareholders are advised to consult a tax adviser on Parkstone IRA contribution and withdrawal requirements and restrictions.


HOW TO REDEEM YOUR INVESTOR B SHARES

Shareholders may redeem their Investor B Shares, subject to the contingent deferred sales charge described above, on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Redemptions may be requested by mail or by telephone.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to honor the request. The Transfer Agent's address is: State Street Bank and Trust Company, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record, and (2) the redemption check is mailed to the shareholder(s) at the address of record. The shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account

                                       63PROSPECTUS--Parkstone Investor B Shares

Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be Improper, or (3) the guarantor institution is a broker or dealer that neither is a member of a clearing corporation nor maintains net capital of at least $100,000.

BY TELEPHONE

Investor B Shares may be redeemed by telephone if the Account Application Form reflects that the shareholder has that capability. The shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances payments will be transmitted on the next Business Day (as defined in "HOW SHARES ARE VALUED" below). Wire redemption requests may be made by the shareholder by telephone to the Group at (800) 451-8377. While the Transfer Agent currently does not charge a wire redemption fee, the Transfer Agent reserves the right to impose such a fee in the future.

The Group's Account Application Form provides that none of the Transfer Agent, BISYS, BISYS Ohio, the Group or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. If the telephone feature was not originally selected, the shareholder must provide written instructions to the Group to add it. The Group will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if these procedures are not followed, the Group may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, shareholders may mail the request to the Transfer Agent. In addition, redemptions by telephone will be suspended for a period of 10 days following any change in the applicable telephone number.

AUTO WITHDRAWAL PLAN


The Auto Withdrawal Plan enables shareholders of a Fund to make regular monthly or quarterly redemptions of Investor B Shares, subject to applicable contingent deferred sales charges with shareholder authorization. The Transfer Agent will automatically redeem such Investor B Shares at the net asset value on the fifth and/or twentieth day of the month or quarter (or the next Business Day, as defined in "HOW SHARES ARE VALUED," thereafter) and have the amount specified transferred according to the written instructions of the shareholder. Shareholders participating in this plan must maintain a minimum account balance of $500. The required minimum withdrawal is $100, monthly or quarterly.


The Auto Withdrawal Plan may be modified or terminated without notice. In addition, the Group may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or in the event that the account balance is less than the minimum $500 amount.

To participate in the Auto Withdrawal Plan, shareholders should call (800) 451-8377 for more information. Purchases of additional Investor B Shares concurrently with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. For a shareholder to

PROSPECTUS--Parkstone Investor B Shares64 change the Auto Withdrawal Plan instructions, the request must be made in writing to the Distributor and may take up to 15 days to implement.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a Customer's Investor B Shares may be redeemed in accordance with instructions and limitations pertaining to his or her account at IMC or one of its affiliates.

Redemption orders are effected at the net asset value per share next determined after the Investor B Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Investor B Shares of the Funds, less any applicable contingent deferred sales charge, may be more or less than the amount invested. Payment to shareholders for such Investor B Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from shareholders for next day payments upon redemption of Investor B Shares will be honored if received by the Transfer Agent before 4:00 p.m. (Eastern Time) on a Business Day (as defined below in "HOW SHARES ARE VALUED") or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Also, to the greatest extent possible, requests for same day payments upon redemption of Investor B Shares of the Prime Obligations Fund will be honored if the request for redemption is received by the Transfer Agent before 3 p.m. (Eastern Time), on a Business Day or, if received after 3:00 p.m. (Eastern Time), on the next Business Day, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Group may be requested to redeem Investor B Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Investor B Shares which delay may be for 15 days or more. Such delay may be avoided if such Investor B Shares are purchased by wire transfer of federal funds. The Group intends to pay cash for all Investor B Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

If any portion of the Investor B Shares to be redeemed represents an investment made by personal check, the Group reserves the right to delay payment of the redemption proceeds until the Transfer Agent is reasonably satisfied that the check has been collected, which could take up to 15 calendar days from the date of purchase. A Shareholder who anticipates the need for more immediate access to his investment should purchase shares by federal funds, bank wire, certified or cashier's check. Financial institutions normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds.

See the Statement of Additional Information ("ADDITIONAL PURCHASE AND REDEMPTION INFORMATION") for examples of when the Group or pay suspend the right of redemption or redeem Investor B Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of the Investor B Shares of the Funds, with the exception of the Prime Obligations Fund, is determined and the shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to each of the Funds except the Prime Obligations Fund, the "Valuation Time"). The net asset value of the Investor B Shares of the Prime Obligations Fund is determined and the shares are priced as of 3:00 p.m. (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to the Prime Obligations Fund, the "Valuation Times"). A "Business Day" is a day on which the NYSE is open for


                                       65PROSPECTUS--Parkstone Investor B Shares
trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets of the Prime Obligations Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, the Prime Obligations Fund will maintain a dollar-weighted average portfolio of 90 days or less. Although the Group seeks to maintain the Prime Obligations Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.


The securities in each Fund except the Prime Obligations Fund will be valued at the last quoted sale price for a given day. For the Income Funds, Tax-Free Income Funds, and fixed income securities of the Balanced Allocation Fund, if a sale is not reported for that day, shares are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. With respect to the Income Funds, other securities, and temporary cash investments acquired more than 60 days from maturity are valued at the mean between quoted bid and asked prices. With respect to the Growth Funds and the Equity Income Fund, if a sale is not reported for that day, shares are priced at the last bid quotation. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Prime Obligations Fund which declares dividends daily and pays them monthly. On or about November 30, 1998 dividends for the Income Funds and the Tax-Free Income Funds, if any, will be declared on a daily basis and paid on a monthly basis. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash or elects to participate in the Directed Dividend Option. Such election, or any revocation thereof, must be made in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each Fund's net investment income available for distribution to the holders of Investor B Shares will be reduced by the amount of Rule 12b-1 fees payable to Participating Organizations under the Investor B Plan. Each Fund's net investment income available for distribution to the holders of Investor B Shares may also be reduced by the amount of retail transfer agency fees payable to the Transfer Agent applicable to the Investor B Shares.

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

PROSPECTUS--Parkstone Investor B Shares66

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Fund do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case,

                                       67PROSPECTUS--Parkstone Investor B Shares
shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND (THE "EXEMPT FUNDS")

If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest on such bonds. Shareholders receiving Social Security or certain other retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable-to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capitals gains for Michigan purposes irrespective of how

PROSPECTUS--Parkstone Investor B Shares68 long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

MISCELLANEOUS

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

PERFORMANCE INFORMATION

From time to time, performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any.

Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may represent their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Investor B Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Investor B Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor B Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual funds or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such

                                       69PROSPECTUS--Parkstone Investor B Shares
services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

TELEPHONE ACCESS

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through an Automated Voice Response System 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP


The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have par value.


Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement. In addition, holders of Investor B Shares of a Fund will vote as a class and not with holders of another class of that Fund with respect to the approval of its Investor B Plan.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment and sub-investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of September 1, 1998, National City Corporation, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

PROSPECTUS--Parkstone Investor B Shares70

MULTIPLE CLASSES OF SHARES

In addition to Investor B Shares, the Group also offers Investor A Shares and Institutional Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. Investor A Shares have distribution fees. Institutional Shares do not have distribution or service fees. A salesperson or other person entitled to receive compensation for selling or servicing the shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Investor B Shares as a result of the Investor B Plan fees applicable to Investor B Shares and because Investor B Shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City Bank serves as the Group's Custodian and is affiliated with IMC, the Group's Investment Adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8590, Boston, Massachusetts 02266-8590, or calling toll-free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

                                       71PROSPECTUS--Parkstone Investor B Shares

THE PARKSTONE GROUP OF FUNDS
Board of Trustees

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.


President

Executive Vice President,

  National City Corporation

Chairman, President and

  Chief Executive


  Officer, NatCity


  Investments, Inc.


LEIGH CARTER
Retired President and

  Chief Operating Officer


  B.F. Goodrich Company

Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and

  Chief Operating Officer,


  Kittle's Home Furnishings


  Center, Inc.


ROBERT J. FARLING
Retired Chairman, President

  and Chief Executive Officer,


  Centerior Energy

Director:
Republic Engineered Steels

RICHARD W. FURST, Dean
Professor of Finance and Dean

  Carol Martin Gatton College


  of Business and Economics,


  University of Kentucky

Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President

  and General Counsel,


  Eaton Corporation

Trustee:
WVIZ Educational Television

J. WILLIAM PULLEN
President and Chief Executive Officer,

  Whayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Investor B Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8590
Boston, MA 02266

CUSTODIAN
National City Bank
4100 West 150th Street
Cleveland, Ohio 44135

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                                  GROWTH FUNDS
                      PARKSTONE SMALL CAPITALIZATION FUND
                       PARKSTONE MID CAPITALIZATION FUND
                      PARKSTONE LARGE CAPITALIZATION FUND
                     PARKSTONE INTERNATIONAL DISCOVERY FUND

                            GROWTH AND INCOME FUNDS
                       PARKSTONE BALANCED ALLOCATION FUND
                          PARKSTONE EQUITY INCOME FUND

                                  INCOME FUNDS
                              PARKSTONE BOND FUND
                      PARKSTONE LIMITED MATURITY BOND FUND
               PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND
                     PARKSTONE U.S. GOVERNMENT INCOME FUND

                             TAX-FREE INCOME FUNDS
                         PARKSTONE MUNICIPAL BOND FUND
                     PARKSTONE MICHIGAN MUNICIPAL BOND FUND

                               MONEY MARKET FUNDS
                        PARKSTONE PRIME OBLIGATIONS FUND
                   PARKSTONE U.S. GOVERNMENT OBLIGATIONS FUND
                            PARKSTONE TREASURY FUND
                            PARKSTONE TAX-FREE FUND


                      Prospectus dated September 18, 1998


                                [PARKSTONE LOGO]

                           -------------------------
                                NOT FDIC INSURED

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

THE PARKSTONE GROUP OF FUNDS


INSTITUTIONAL SHARESPPROSPECTUS DATED SEPTEMBER 18, 1998

GROWTH FUNDS
Parkstone Small Capitalization Fund
Parkstone Mid Capitalization Fund
Parkstone Large Capitalization Fund
Parkstone International Discovery Fund

GROWTH AND INCOME FUNDS
Parkstone Balanced Allocation Fund
Parkstone Equity Income Fund

INCOME FUNDS
Parkstone Bond Fund
Parkstone Limited Maturity Bond Fund
Parkstone Intermediate Government Obligations
Fund
Parkstone U.S. Government Income Fund

TAX-FREE INCOME FUNDS
Parkstone Municipal Bond Fund
Parkstone Michigan Municipal Bond Fund

MONEY MARKET FUNDS
Parkstone Prime Obligations Fund
Parkstone U.S. Government Obligations Fund
Parkstone Treasury Fund

Parkstone Tax-Free Fund
                                                  For more information call
                                                  (800) 451-8577
                                                  or write to:
                                                  One Freedom Valley Drive
                                                  Oaks, Pennsylvania 19456


The funds listed above are sixteen of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September 18, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.



SHARES OF THE GROUP ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE GROUP INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                PROSPECTUS--Institutional Shares

TABLE OF CONTENTS


                                                              PAGE
                                                              ----
PROSPECTUS SUMMARY..........................................    5
FEE TABLES (INSTITUTIONAL SHARES)...........................    9
FINANCIAL HIGHLIGHTS........................................   11
INVESTMENT OBJECTIVES AND POLICIES..........................   27
RISK FACTORS AND INVESTMENT TECHNIQUES......................   40
INVESTMENT RESTRICTIONS.....................................   53
MANAGEMENT OF THE FUNDS.....................................   55
HOW TO BUY INSTITUTIONAL SHARES.............................   58
HOW TO REDEEM YOUR INSTITUTIONAL SHARES.....................   59
HOW SHARES ARE VALUED.......................................   60
DIVIDENDS AND TAXES.........................................   61
PERFORMANCE INFORMATION.....................................   63
TELEPHONE ACCESS............................................   64
GENERAL INFORMATION.........................................   65


PROSPECTUS--Institutional Shares        2

PROSPECTUS ROADMAP

For information about the following subjects, consult the pages indicated on the table below.

[CAPTION]


                                                               INVESTMENT
                                                  FINANCIAL    OBJECTIVES     RISK FACTORS AND
                      FUND                        HIGHLIGHTS  AND POLICIES  INVESTMENT TECHNIQUES
Balanced Allocation                                   15           29                31
Bond Fund                                             17           32                33
Equity Income Fund                                    16           31                32
Government Income Fund                                20           34                35
International Discovery Fund                          14           28                29
Intermediate Government Obligations Fund              19           34                34
Large Capitalization Fund                             13           27                28
Limited Maturity Bond Fund                            18           32                33
Michigan Municipal Bond Fund                          21           35                37
Mid Capitalization Fund                               12           27                28
Municipal Bond Fund                                   22           35                37
Prime Obligations Fund                                23           37                40
Small Capitalization Fund                             11           27                28
Tax-Free Fund                                         24           37                40
Treasury Fund                                         25           37                40
U.S. Government Obligations Fund                      26           37                40


The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

      Parkstone Small Capitalization Fund (the "Small Capitalization Fund") Parkstone Mid Capitalization Fund, formerly known as the Parkstone Equity
        Fund (the "Mid Capitalization Fund")
      Parkstone Large Capitalization Fund (the "Large Capitalization Fund") Parkstone International Discovery Fund (the "International Fund") Parkstone Balanced Allocation Fund, formerly known as the Parkstone
        Balanced Fund (the "Balanced Allocation Fund")
      Parkstone Equity Income Fund, formerly known as the Parkstone High Income
        Equity Fund (the "Equity Income Fund")
      Parkstone Bond Fund (the "Bond Fund")
      Parkstone Limited Maturity Bond Fund (the "Limited Maturity Bond Fund") Parkstone Intermediate Government Obligations Fund (the "Intermediate
        Government Obligations Fund")
      Parkstone U.S. Government Income Fund (the "Government Income Fund") Parkstone Municipal Bond Fund (the "Municipal Bond Fund")
      Parkstone Michigan Municipal Bond Fund (the "Michigan Bond Fund") Parkstone Prime Obligations Fund (the "Prime Obligations Fund")
      Parkstone U.S. Government Obligations Fund (the "U.S. Government
        Obligations Fund")
      Parkstone Treasury Fund (the "Treasury Fund")
      Parkstone Tax-Free Fund (the "Tax-Free Fund")
                                        3       PROSPECTUS--Institutional Shares

For convenience of reference, the above Funds are sometimes referred to as part of a general grouping. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Fund are collectively referred to as the "Growth Funds." The Balanced Allocation Fund and Equity Income Fund are collectively referred to as the "Growth and Income Funds." The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and Government Income Fund are collectively referred to as the "Income Funds." The Michigan Bond Fund and Municipal Bond Fund are collectively referred to as the "Tax-Free Income Funds." Finally, the Prime Obligations Fund, Treasury Fund, Tax-Free Fund and U.S. Government Obligations Fund are collectively referred to as the "Money Market Funds."

The Trustees of the Group have divided beneficial ownership of each of the Funds into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. This Prospectus describes Institutional Shares for certain of the Group's Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of each of the Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("IMC" or the "Investment Adviser"), acts as the investment adviser to each of the Funds of the Group. To provide investment advisory services for the International Fund and Balanced Allocation Fund for investments in foreign securities, IMC has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

PROSPECTUS--Institutional Shares        4

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the following Funds of the
Group:

      GROWTH FUNDS
      Small Capitalization Fund
      Mid Capitalization Fund
      Large Capitalization Fund
      International Fund

      GROWTH AND INCOME FUNDS
      Balanced Allocation Fund
      Equity Income Fund

      INCOME FUNDS
      Bond Fund
      Limited Maturity Bond Fund
      Intermediate Government Obligations Fund
      Government Income Fund

      TAX-FREE INCOME FUNDS
      Municipal Bond Fund
      Michigan Bond Fund

      MONEY MARKET FUNDS
      Prime Obligations Fund
      U.S. Government Obligations Fund
      Treasury Fund
      Tax-Free Fund

These Funds represent sixteen separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares


The public offering price of Institutional Shares of each Fund is equal to the net asset value per share, which, in the case of the Money Market Funds, the Group will seek to maintain at $1.00. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."


Minimum Purchase


There is no minimum initial purchase per Fund with no minimum subsequent investment.


                                        5       PROSPECTUS--Institutional Shares

Investment Objectives

[CAPTION]

            FUND               INVESTMENT OBJECTIVE
Balanced Allocation Fund       seeks current income, long-term capital growth and
                               conservation of capital
Bond Fund                      seeks to provide current income as well as preservation
                               of capital by investing in a portfolio of high- and
                               medium-grade fixed-income securities
Equity Income Fund             seeks current income by investing in a diversified
                               portfolio of high quality, dividend-paying common
                               stocks and securities convertible into common stocks; a
                               secondary objective is growth of capital
Government Income Fund         seeks to provide shareholders with a high level of
                               current income consistent with prudent investment risk
Intermediate Government        seeks to provide current income with preservation of
Obligations Fund               capital by investing in U.S. government securities with
                               remaining maturities of 12 years or less
International Fund             seeks long-term growth of capital
Large Capitalization Fund      seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of companies with large
                               market capitalization
Limited Maturity Bond Fund     seeks to provide current income as well as preservation
                               of capital by investing in a portfolio of high- and
                               medium-grade fixed income securities with remaining
                               maturities of six years or less
Michigan Bond Fund             seeks income which is exempt from federal income tax
                               and Michigan state income and intangibles tax, although
                               such income may be subject to the federal alternative
                               minimum tax when received by certain shareholders; also
                               seeks preservation of capital
Mid Capitalization Fund        seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks
Municipal Bond Fund            seeks to provide current interest income which is
                               exempt from federal income taxes and preservation of
                               capital
Prime Obligations Fund         seeks to provide current income, with liquidity and
                               stability of principal
Small Capitalization Fund      seeks growth of capital by investing primarily in a
                               diversified portfolio of common stocks and securities
                               convertible into common stocks of small- to
                               medium-sized companies
Tax-Free Fund                  seeks to provide as high a level of current interest
                               income free from federal income taxes as is consistent
                               with the preservation of capital and relative stability
                               of principal
Treasury Fund                  seeks to provide current income, with liquidity and
                               stability of principal
U.S. Government Obligations    seeks to provide current income, with liquidity and
Fund                           stability of principal

PROSPECTUS--Institutional Shares        6

Investment Policies

Under normal market conditions, each Fund will invest as described in the following table:


FUND                           INVESTMENT POLICY
Balanced Allocation Fund       in any type or class of securities, including all types
                               of common stocks, fixed-income securities and
                               securities convertible into common stocks
Bond Fund                      at least 80% of its total assets in bonds, debentures
                               and certain other debt securities specified herein
Equity Income Fund             at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the Investment Adviser to be characterized
                               by sound management, the ability to finance expected
                               growth and the ability to pay above-average dividends
Government Income Fund         at least 65% of its total assets in obligations issued
                               or guaranteed by the U.S. government or its agencies or
                               instrumentalities; under current market conditions up
                               to 80% of its total assets in mortgage-related
                               securities which are issued or guaranteed by the U.S.
                               government, its agencies or instrumentalities and up to
                               35% of its total assets in mortgage-related securities
                               issued by non-governmental entities
Intermediate Government        at least 80% of its total assets in obligations issued
Obligations Fund               or guaranteed by the U.S. government or its agencies or
                               instrumentalities and with remaining maturities of
                               twelve years or less
International Fund             at least 65% of its total assets in an internationally
                               diversified portfolio of equity securities which trade
                               on markets in countries other than the United States
                               and which are issued by companies (i) domiciled in
                               countries other than the United States, or (ii) that
                               derive at least 50% of either their revenues or pre-tax
                               income from activities outside of the United States,
                               and (iii) which are ranked as small or medium-sized
                               companies on the basis of their capitalization
Large Capitalization Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed to be characterized by sound management and
                               the ability to finance expected long-term growth
Limited Maturity Bond Fund     at least 80% of the value of its total assets in bonds,
                               debentures and certain other debt securities specified
                               herein with remaining maturities of six years or less
Michigan Bond Fund             at least 80% of its total assets in debt securities of
                               all types; at least 65% of its net assets in municipal
                               securities issued by or on behalf of the State of
                               Michigan, its political subdivisions, municipalities
                               and public authorities
Mid Capitalization Fund        at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the Investment Adviser to be characterized
                               by sound management and the ability to finance expected
                               growth
Municipal Bond Fund            at least 80% of its total assets in tax-exempt
                               obligations

                                        7       PROSPECTUS--Institutional Shares


FUND                           INVESTMENT POLICY
Prime Obligations Fund         invests in high quality money market instruments and
                               other comparable investments
Small Capitalization Fund      at least 80% of its total assets in common stocks, and
                               securities convertible into common stocks, of companies
                               believed by the Investment Adviser to be characterized
                               by sound management and the ability to finance expected
                               growth
Tax-Free Fund                  at least 80% of its total assets in municipal
                               obligations the interest on which is both exempt from
                               federal income tax and not treated as a preference item
                               for federal alternative minimum tax purposes
Treasury Fund                  exclusively in obligations issued or guaranteed by the
                               U.S. Treasury and in repurchase agreements backed by
                               such securities
U.S. Government                at least 65% of its total assets in short-term U.S.
                               Treasury bills, notes and other obligations issued
Obligations Fund               by the U.S. government or its agencies or
                               instrumentalities

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

IMC serves as investment adviser, and, with respect to the International Fund and a portion of the Balanced Allocation Fund, Gulfstream serves as subadviser. IMC also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator (the "Administrator"). BISYS Fund Services Ohio, Inc. ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of IMC, and Union Bank of California (the "Custodians"), serve as custodians. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis, except for the Money Market Funds which declare dividends daily and pay them monthly. As of October 1, 1998, dividends for the Income Funds and the Tax-Free Income Funds, if any, will be declared on a daily basis and paid on a monthly basis. Dividends for the Growth Funds and the Growth and Income Funds, if any, will continue to be declared and paid on a monthly basis. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

PROSPECTUS--Institutional Shares        8

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering
  price)....................................................    None
Sales Charge on Reinvested Distributions....................    None
Deferred Sales Charge on Redemptions........................    None
Redemption Fees(l)..........................................    None
Exchange Fees...............................................    None

------------
(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                      12B-1                                      TOTAL
                                MANAGEMENT             FEES               OTHER                OPERATING
                                   FEES               (AFTER            EXPENSES               EXPENSES
                              (AFTER WAIVER,         WAIVER,         (AFTER WAIVER,         (AFTER WAIVER,
                             IF APPLICABLE)(2)    IF APPLICABLE)    IF APPLICABLE)(2)    IF APPLICABLE)(2),(3)
                             -----------------    --------------    -----------------    ---------------------
GROWTH FUNDS:
Small Capitalization
  Fund.....................        1.00%              0.00%               0.35%                  1.35%
Mid Capitalization Fund....        1.00%              0.00%               0.30%                  1.30%
Large Capitalization
  Fund.....................        0.80%              0.00%               0.30%                  1.10%
International Fund.........        1.16%(4)           0.00%               0.40%                  1.56%
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund...        0.75%              0.00%               0.37%                  1.12%
Equity Income Fund.........        1.00%              0.00%               0.33%                  1.33%
INCOME FUNDS:
Bond Fund..................        0.70%              0.00%               0.24%                  0.94%
Limited Maturity Bond
  Fund.....................        0.55%              0.00%               0.27%                  0.82%
Intermediate Government
  Obligations..............        0.70%              0.00%               0.27%                  0.97%
Government Income Fund.....        0.45%              0.00%               0.30%                  0.75%
TAX-FREE INCOME FUNDS:
Municipal Bond Fund........        0.55%              0.00%               0.23%                  0.77%
Michigan Bond Fund.........        0.55%              0.00%               0.19%                  0.74%
MONEY MARKET FUNDS:
Prime Obligations Fund.....        0.40%              0.00%               0.26%                  0.66%
U.S. Government Obligations
  Fund.....................        0.40%              0.00%               0.26%                  0.66%
Treasury Fund..............        0.40%              0.00%               0.17%                  0.57%
Tax-Free Fund..............        0.40%              0.00%               0.26%                  0.66%


------------
(2) After voluntary expense reductions.
(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.
(4) Calculated based on 1.25% of the first $50 million in average daily net assets, 1.20% on the next $50 million, 1.15% on the next $300 million and 1.05% over $400 million.

Management Fees and Total Expenses as a percentage of average net assets for the Balanced Allocation Fund, absent the voluntary reduction of advisory fees, would have been 1.00% and 1.37%, respectively. Management Fees, Other Expenses and Total Expenses as a percentage of average net assets for the Bond Fund, absent the voluntary reduction of advisory fees and administrative fees, would have been 0.74%, 0.30% and 1.04%, respectively. For the Limited Maturity Bond Fund they would have been 0.74%,

                                        9       PROSPECTUS--Institutional Shares

0.32% and 1.06%, respectively. For the Intermediate Government Obligations Fund they would have been 0.74%, 0.32% and 1.06%, respectively. For the Government Income Fund they would have been 0.74%, 0.35% and 1.09%, respectively. For the Municipal Bond Fund they would have been 0.74%, 0.33% and 1.07%, respectively. For the Michigan Bond Fund they would have been 0.74%, 0.29% and 1.03%, respectively. Other Expenses and Total Expenses as a percentage of average net assets for the Prime Obligations Fund, absent the voluntary reduction of administrative fees, would have been 0.28% and 0.68%, respectively. For the U.S. Government Obligations Fund, they would have been 0.28% and 0.68%, respectively. For the Treasury Fund they would have been 0.27% and 0.67%, respectively. For the Tax-Free Fund, they would have been 0.28% and 0.68%, respectively. (See "MANAGEMENT OF THE FUNDS -- Investment Adviser and Subadviser" and "Administrator, Sub-Administrator and Distributor").


EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                               1       3       5      10
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
GROWTH FUNDS:
Small Capitalization Fund...................................  $14     $43     $74    $162
Mid Capitalization Fund.....................................  $13     $41     $71    $157
Large Capitalization Fund...................................  $11     $35     $61    $134
International Fund..........................................  $16     $49     $85    $186
GROWTH AND INCOME FUNDS:
Balanced Allocation Fund....................................  $11     $36     $62    $135
Equity Income Fund..........................................  $14     $42     $73    $160
INCOME FUNDS:
Bond Fund...................................................  $10     $30     $52    $115
Limited Maturity Bond Fund..................................  $ 8     $26     $46    $101
Intermediate Government Obligations Fund....................  $10     $31     $54    $119
Government Income Fund......................................  $ 8     $24     $42    $ 93
TAX-FREE INCOME FUNDS:
Municipal Bond Fund.........................................  $ 8     $25     $43    $ 95
Michigan Bond Fund..........................................  $ 8     $24     $41    $ 92
MONEY MARKET FUNDS:
Prime Obligations Fund......................................  $ 7     $21     $37    $ 82
U.S. Government Obligations Fund............................  $ 7     $21     $37    $ 82
Treasury Fund...............................................  $ 6     $18     $32    $ 71
Tax-Free Fund...............................................  $ 7     $21     $37    $ 82

The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares of the Funds are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.

The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any Fund in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including the Investment Adviser or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

PROSPECTUS--Institutional Shares       10

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the Funds since its inception. Further financial information is included in the Statement of Additional Information and the Group's May 31, 1998 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group approved the reclassification of such Funds, outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

SMALL CAPITALIZATION FUND -- INSTITUTIONAL SHARES

                                                                       YEAR ENDED JUNE 30,
                                                       ----------------------------------------------------
                                       ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                           ENDED       ----------------------------------------------------
                                       MAY 31, 1998      1997       1996       1995       1994     1993(b)
                                       -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $  27.91      $  34.50   $  26.08   $  19.83   $  20.31   $  14.64
                                         --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss...............       (0.27)        (0.22)     (0.27)     (0.25)     (0.28)     (0.14)
   Net Realized and Unrealized Gains
     (Losses) on Investments.........       (0.19)        (1.12)     12.34       8.65       0.30       6.76
                                         --------      --------   --------   --------   --------   --------
       Total from Investment
        Activities...................       (0.46)        (1.34)     12.07       8.40       0.02       6.62
                                         --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income.............          --            --         --         --         --         --
   Net Realized Gains................       (1.30)        (5.25)     (3.65)     (2.15)     (0.50)     (0.95)
                                         --------      --------   --------   --------   --------   --------
       Total Distributions...........       (1.30)        (5.25)     (3.65)     (2.15)     (0.50)     (0.95)
                                         --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......    $  26.15      $  27.91   $  34.50   $  26.08   $  19.83   $  20.31
                                         ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges).................       (1.62)%(e)    (4.39)%    50.03%     45.32%     (0.15)%    45.77%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...    $527,805      $602,787   $528,866   $354,825   $271,425   $291,462
   Ratio of Expenses to Average Net
     Assets..........................        1.35%(c)      1.32%      1.29%      1.33%      1.30%      1.26%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets....       (0.99)%(c)    (0.94)%    (0.93)%    (1.06)%    (1.14)%    (0.98)%
   Ratio of Expenses to Average Net
     Assets*.........................        1.35%(c)      1.32%      1.29%      1.33%      1.30%      1.28%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets*...       (0.99)%(c)    (0.94)%    (0.93)%    (1.06)%    (1.14)%    (1.01)%
   Portfolio Turnover Rate (d).......       46.17%        48.45%     67.22%     50.53%     72.64%     71.21%
   Average Commission Rate Paid
     (f).............................    $     --      $ 0.0788   $ 0.0800

                                            YEAR ENDED JUNE 30,
                                       ------------------------------   OCT. 31, 1988
                                            INSTITUTIONAL SHARES             TO
                                       ------------------------------     JUNE 30,
                                         1992       1991       1990        1989(a)
                                       --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................  $  13.58   $  14.82   $  11.59     $  10.00
                                       --------   --------   --------     --------
Investment Activities
   Net Investment Loss...............     (0.08)      0.14       0.04         0.06
   Net Realized and Unrealized Gains
     (Losses) on Investments.........      1.89      (1.24)      3.23         1.59
                                       --------   --------   --------     --------
       Total from Investment
        Activities...................      1.81      (1.10)      3.27         1.65
                                       --------   --------   --------     --------
Distributions
   Net Investment Income.............        --      (0.14)     (0.04)       (0.06)
   Net Realized Gains................     (0.75)        --         --           --
                                       --------   --------   --------     --------
       Total Distributions...........     (0.75)     (0.14)     (0.04)       (0.06)
                                       --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD.......  $  14.64   $  13.58   $  14.82        11.59
                                       ========   ========   ========     ========
Total Return (excluding sales and
 redemption charges).................     12.95%    (6. 67)%    28.28%       16.60%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...  $180,079   $107,500   $ 94,517     $ 53,917
   Ratio of Expenses to Average Net
     Assets..........................      1.19%      1.15%      1.11%        1.29%(c)
   Ratio of Net Investment Income
     (Loss) to Average Net Assets....     (0.61)%     1.08%      0.37%        0.80%(c)
   Ratio of Expenses to Average Net
     Assets*.........................      1.28%      1.33%      1.33%        1.54%(c)
   Ratio of Net Investment Income
     (Loss) to Average Net Assets*...     (0.70)%     0.90%      0.15%        0.55%(c)
   Portfolio Turnover Rate (d).......     95.02%    139.66%     83.10%       51.79%
   Average Commission Rate Paid
     (f).............................

                                       11       PROSPECTUS--Institutional Shares

MID CAPITALIZATION FUND -- INSTITUTIONAL SHARES

                                                                       YEAR ENDED JUNE 30,
                                                       ----------------------------------------------------
                                       ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                           ENDED       ----------------------------------------------------
                                       may 31, 1998      1997       1996       1995       1994     1993(b)
                                       -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................    $  15.82      $  20.83   $  16.62   $  14.70   $  15.10   $  12.80
                                         --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss...............       (0.11)        (0.13)     (0.16)     (0.08)     (0.11)     (0.01)
   Net Realized and Unrealized Gains
     (Losses) on Investments.........        2.52          1.25       5.03       3.47      (0.25)      2.73
                                         --------      --------   --------   --------   --------   --------
Total from Investment Activities.....        2.41          1.12       4.87       3.39      (0.36)      2.72
                                         --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income.............          --            --         --         --         --      (0.02)
   Net Realized Gains................       (3.11)        (6.13)     (0.66)     (0.49)     (0.04)     (0.40)
                                         --------      --------   --------   --------   --------   --------
   In Excess of Net Realized Gains...          --            --         --      (0.98)        --         --
       Total Distributions...........       (3.11)        (6.13)     (0.66)     (1.47)     (0.04)     (0.42)
                                         --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.......    $  15.12      $  15.82   $  20.83   $  16.62   $  14.70   $  15.10
                                         ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges).................       16.98%(e)      5.58%     29.83%     25.20%     (2.44)%    21.34%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...    $518,080      $544,082   $650,495   $683,320   $533,260   $595,127
   Ratio of Expenses to Average Net
     Assets..........................        1.30%(c)      1.31%      1.29%      1.29%      1.28%      1.24%
   Ratio of Net Investment Income
     (Loss) to Average Net Assets....       (0.77)%(c)    (0.80)%    (0.68)%    (0.64)%    (0.65)%    (0.09)%
   Ratio of Expenses to Average Net
     Assets*.........................        1.30%(c)      1.31%      1.29%      1.29%      1.28%      1.27%
   Ratio of Net Investment Income
     (Loss)to Average Net Assets*....       (0.77)%(c)    (0.80)%    (0.68)%    (0.65)%    (0.65)%    (0.11)%
   Portfolio Turnover Rate (d).......       38.41%        38.47%     49.27%     46.39%     70.87%     66.48%
   Average Commission Rate Paid
     (f).............................                  $ 0.0794   $ 0.0796

                                            YEAR ENDED JUNE 30,
                                       ------------------------------   OCT. 31, 1988
                                            INSTITUTIONAL SHARES             TO
                                       ------------------------------     JUNE 30,
                                         1992       1991       1990        1989(a)
                                       --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................  $  11.69   $  12.37   $  11.48     $  10.00
                                       --------   --------   --------     --------
Investment Activities
   Net Investment Loss...............      0.17       0.45       0.30         0.20
   Net Realized and Unrealized Gains
     (Losses) on Investments.........      1.59      (0.53)      1.86         1.47
                                       --------   --------   --------     --------
Total from Investment Activities.....      1.76      (0.08)      2.16         1.67
                                       --------   --------   --------     --------
Distributions
   Net Investment Income.............     (0.17)     (0.45)     (0.28)       (0.19)
   Net Realized Gains................     (0.48)     (0.15)     (0.99)          --
                                       --------   --------   --------     --------
   In Excess of Net Realized Gains...        --         --         --           --
       Total Distributions...........     (0.65)     (0.60)     (1.27)       (0.19)
                                       --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD.......  $  12.80   $  11.69   $  12.37     $  11.48
                                       ========   ========   ========     ========
Total Return (excluding sales and
 redemption charges).................     15.18%     (0.45)%    19.23%       16.83%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000)...  $407,782   $298,655   $247,683     $180,124
   Ratio of Expenses to Average Net
     Assets..........................      1.18%      1.10%      1.07%        1.06%(c)
   Ratio of Net Investment Income
     (Loss) to Average Net Assets....      1.24%      3.87%      2.51%        2.80%(c)
   Ratio of Expenses to Average Net
     Assets*.........................      1.26%      1.28%      1.29%        1.31%(c)
   Ratio of Net Investment Income
     (Loss)to Average Net Assets*....     (1.15)%     3.69%      2.29%        2.55%(c)
   Portfolio Turnover Rate (d).......     93.76%    189.26%    136.95%       87.30%
   Average Commission Rate Paid
     (f).............................

PROSPECTUS--Institutional Shares       12

LARGE CAPITALIZATION FUND -- INSTITUTIONAL SHARES

                                                          ELEVEN MONTHS    YEAR ENDED JUNE 30,      DEC. 28, 1995
                                                              ENDED        INSTITUTIONAL SHARES           TO
                                                          MAY 31, 1998             1997            JUNE 30, 1996(a)
                                                          -------------    --------------------    ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................    $  14.48             $  11.25              $  10.00
                                                            --------             --------              --------
Investment Activities
     Net Investment Income (Loss).......................       (0.03)                0.03                  0.03
     Net Realized and Unrealized Gains (Losses) On
       Investments......................................        3.52                 3.31                  1.25
                                                            --------             --------              --------
          Total from Investment Activities..............        3.49                 3.34                  1.28
                                                            --------             --------              --------
Distributions
     Net Investment Income..............................          --                (0.03)                (0.03)
     Net Realized Gains.................................       (1.67)               (0.08)                   --
     Tax Return of Capital..............................       (0.03)                  --                    --
                                                            --------             --------              --------
          Total Distributions...........................       (1.70)               (0.11)                (0.03)
                                                            --------             --------              --------
NET ASSET VALUE, END OF PERIOD..........................    $  16.27             $  14.48              $  11.25
                                                            ========             ========              ========
Total Return (excluding sales and redemption charges)...       26.18%(e)            29.81%                12.86%(e)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000)....................    $358,221             $338,388              $274,150
     Ratio of Expenses to Average Net Assets............        1.10%(c)             1.12%                 2.19%(c)
     Ratio of Net Investment Income (Loss) to Average
       Net Assets.......................................       (0.19)%(c)            0.19%                 1.26%(c)
     Ratio of Expenses to Average Net Assets*...........        1.10%(c)             1.12%                 2.26%(c)
     Ratio of Net Investment Income (Loss) to Average
       Net Assets*......................................       (0.19)%(c)            0.19%                 1.19%(c)
     Portfolio Turnover Rate (d)........................       24.74%               48.44%                 0.86%
     Average Commission Rate Paid (f)...................                         $ 0.0932              $ 0.0800

                                       13       PROSPECTUS--Institutional Shares

INTERNATIONAL DISCOVERY FUND -- INSTITUTIONAL SHARES

                                                                          YEAR ENDED JUNE 30,
                                                              --------------------------------------------
                                             ELEVEN MONTHS                INSTITUTIONAL SHARES                   DEC. 29, 1992
                                                 ENDED        --------------------------------------------            TO
                                             MAY 31, 1998       1997        1996        1995        1994      JUNE 30, 1993(A)(B)
                                             -------------    --------    --------    --------    --------    -------------------
NET ASSET VALUE, BEGINNING OF PERIOD.......    $  16.41       $  14.11    $  12.33    $  13.24    $  11.54         $  10.00
                                               --------       --------    --------    --------    --------         --------
Investment Activities
    Net Investment Income (Loss)...........       (0.04)         (0.05)       0.02        0.04       (0.01)            0.04
    Net Realized and Unrealized Gains
      (Losses) on Investments and Foreign
      Currency Transactions................        0.84           2.35        1.80       (0.33)       1.75             1.51
                                               --------       --------    --------    --------    --------         --------
        Total from Investment Activities...        0.80           2.30        1.82       (0.29)       1.74             1.55
                                               --------       --------    --------    --------    --------         --------
Distributions
    Net Investment Income..................          --             --       (0.02)         --       (0.02)           (0.01)
    Net Realized Gains.....................       (0.51)            --       (0.02)      (0.62)      (0.02)              --
                                               --------       --------    --------    --------    --------         --------
        Total Distributions................       (0.51)            --       (0.04)      (0.62)      (0.04)           (0.01)
                                               --------       --------    --------    --------    --------         --------
NET ASSET VALUE, END OF PERIOD.............    $  16.70       $  16.41    $  14.11    $  12.33    $  13.24         $  11.54
                                               ========       ========    ========    ========    ========         ========
Total Return (excluding sales and
  redemption charges)......................        5.31%(e)      16.34%      14.76%      (1.86)%     15.12%           15.52%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period (000)........    $427,922       $426,111    $364,095    $264,759    $261,798         $114,822
    Rate of Expenses to Average Net
      Assets...............................        1.56%(c)       1.55%       1.55%       1.56%       1.52%            1.58%(c)
    Ratio of Net Investment Income (Loss)
      to Average Net Assets................       (0.47)%(c)     (0.29)%      0.12%       0.31%      (0.30)%          (0.82)%(c)
    Ratio of Expenses to Average Net
      Assets*..............................        1.56%(c)       1.55%       1.55%       1.59%       1.57%            1.63%(c)
    Ratio of Net Investment Income (Loss)
      to Average Net Assets*...............       (0.47%)(c)     (0.29)%      0.12%       0.28%      (0.35)%          (0.77)%(c)
    Portfolio Turnover Rate (d)............       34.15%         45.18%      54.47%     104.39%      37.23%           12.47%
    Average Commission Rate Paid (f).......                   $ 0.0329    $ 0.0321

PROSPECTUS--Institutional Shares       14

BALANCED ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                                         YEAR ENDED JUNE 30,
                                                        -----------------------------------------------------
                                       ELEVEN MONTHS                    INSTITUTIONAL SHARES                      JAN. 31, 1992
                                           ENDED        -----------------------------------------------------           TO
                                       MAY 31, 1998       1997        1996       1995       1994      1993(B)    JUNE 30, 1992(A)
                                       -------------    --------    --------    -------    -------    -------    ----------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.............................    $  12.99       $  13.37    $  12.19    $ 10.67    $ 11.08    $ 9.68         $ 10.00
                                         --------       --------    --------    -------    -------    -------        -------
Investment Activities
    Net Investment Income (Loss).....        0.32           0.35        0.36       0.31       0.27      0.28            0.14
    Net Realized and Unrealized Gains
      (Losses) on Investments and
      Foreign Currencies.............        1.20           1.12        1.74       1.68      (0.41)     1.41           (0.34)
                                         --------       --------    --------    -------    -------    -------        -------
        Total from Investment
          Activities.................        1.52           1.47        2.10       1.99      (0.14)     1.69            0.20
                                         --------       --------    --------    -------    -------    -------        -------
Distributions
    Net Investment Income............       (0.35)         (0.37)      (0.35)     (0.31)     (0.27)    (0.29)          (0.12)
    Net Realized Gains...............       (0.36)         (1.48)      (0.57)     (0.03)        --        --              --
    In Excess of Net Realized
      Gains..........................          --             --          --      (0.13)        --        --              --
                                         --------       --------    --------    -------    -------    -------        -------
        Total Distributions..........       (0.71)         (1.85)      (0.92)     (0.47)     (0.27)    (0.29)          (0.12)
                                         --------       --------    --------    -------    -------    -------        -------
NET ASSET VALUE, END OF PERIOD.......    $  13.80       $  12.99    $  13.37    $ 12.19    $ 10.67    $11.08         $  9.68
                                         ========       ========    ========    =======    =======    =======        =======
Total Return (excluding sales and
  redemption charges)................       12.06%(e)      11.86%      17.81%     19.22%     (1.44)%   17.66%          (2.06)%(e)
RATIOS/SUPPLEMENTARY DATA:
    Net Assets, End of Period
      (000)..........................    $262,533       $245,347    $113,493    $89,294    $71,427    $42,318        $38,136
    Rate of Expenses to Average Net
      Assets.........................        1.12%(c)       1.10%       1.16%      1.25%      1.09%     1.15%           1.19%(c)
    Ratio of Net Investment Income to
      Average Net Assets.............        2.57%(c)       2.77%       2.62%      2.75%      2.49%     2.70%           3.46%(c)
    Ratio of Expenses to Average Net
      Assets*........................        1.37%(c)       1.36%       1.41%      1.52%      1.39%     1.46%           1.50%(c)
    Ratio of Net Investment Income to
      Average Net Assets*............        2.32%(c)       2.51%       2.37%      2.47%      2.18%     2.40%           3.13%(c)
    Portfolio Turnover Rate (d)......      117.80%        425.05%     437.90%    250.66%    192.39%   177.99%          47.58%
    Average Commission Rate Paid
      (f)............................                   $ 0.0518    $ 0.0848

                                       15       PROSPECTUS--Institutional Shares

EQUITY INCOME FUND -- INSTITUTIONAL SHARES

                                                                     YEAR ENDED JUNE 30,
                                                     ----------------------------------------------------
                                     ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                         ENDED       ----------------------------------------------------
                                     MAY 31, 1998      1997       1996       1995       1994     1993(B)
                                     -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................    $  19.13      $  17.30   $  14.49   $  13.50   $  14.69   $  13.14
                                       --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss.............        0.29          0.34       0.34       0.39       0.39       0.45
   Net Realized and Unrealized
     Gains (Losses) on
     Investments...................        2.70          3.51       3.26       1.00      (0.56)      1.69
                                       --------      --------   --------   --------   --------   --------
       Total from Investment
        Activities.................        2.99          3.85       3.60       1.39      (0.17)      2.14
                                       --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income...........       (0.25)        (0.33)     (0.34)     (0.39)     (0.39)     (0.45)
   In Excess of Net Investment
     Income........................          --            --      (0.01)        --         --         --
   Net Realized Gains..............       (3.18)        (1.69)     (0.45)        --      (0.24)     (0.14)
   In Excess of Net Realized
     Gains.........................          --            --         --      (0.39)        --         --
                                       --------      --------   --------   --------   --------   --------
       Total Distributions.........       (3.43)        (2.02)     (0.79)     (0.40)     (1.02)     (0.59)
                                       --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.....    $  18.69      $  19.13   $  17.30   $  14.49   $  13.50   $  14.69
                                       ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges)...............       17.31%(e)     23.80%     25.30%     10.55%     (1.53)%    16.73%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).........................    $281,395      $315,878   $337,318   $346,164   $355,538   $384,240
   Ratio of Expenses to Average Net
     Assets........................        1.33%(c)      1.33%      1.32%      1.32%      1.30%      1.26%
   Ratio of Net Investment Income
     to Average Net Assets.........        1.65%(c)      1.89%      2.11%      2.86%      2.64%      3.28%
   Ratio of Expenses to Average Net
     Assets*.......................        1.33%(c)      1.33%      1.32%      1.32%      1.30%      1.28%
   Ratio of Net Investment Income
     to Average Net Assets*........        1.65%(c)      1.89%      2.11%      2.86%      2.64%      3.25%
   Portfolio Turnover Rate (d).....       18.62%        20.14%     40.75%     77.70%     69.35%     67.26%
   Average Commission Rate Paid
     (f)...........................                  $ 0.0800   $ 0.0800

                                          YEAR ENDED JUNE 30,
                                     ------------------------------
                                          INSTITUTIONAL SHARES         OCT. 31, 1988
                                     ------------------------------          TO
                                       1992       1991       1990     JUNE 30, 1989(A)
                                     --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................  $  12.48   $  12.19   $  11.35       $  10.00
                                     --------   --------   --------       --------
Investment Activities
   Net Investment Loss.............      0.54       0.57       0.56           0.35
   Net Realized and Unrealized
     Gains (Losses) on
     Investments...................      0.99       0.38       1.04           1.32
                                     --------   --------   --------       --------
       Total from Investment
        Activities.................      1.53       0.95       1.60           1.67
                                     --------   --------   --------       --------
Distributions
   Net Investment Income...........     (0.54)     (0.59)     (0.54)         (0.32)
   In Excess of Net Investment
     Income........................        --         --         --
   Net Realized Gains..............     (0.33)     (0.07)     (0.22)
   In Excess of Net Realized
     Gains.........................        --         --         --             --
                                     --------   --------   --------       --------
       Total Distributions.........     (0.87)     (0.66)     (0.76)         (0.32)
                                     --------   --------   --------       --------
NET ASSET VALUE, END OF PERIOD.....  $  13.14   $  12.48   $  12.19       $  11.35
                                     ========   ========   ========       ========
Total Return (excluding sales and
 redemption charges)...............     12.56%      8.22%     14.37%         16.97%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).........................  $270,549   $150,980   $ 96,344       $ 66,367
   Ratio of Expenses to Average Net
     Assets........................      1.19%      1.13%      1.11%          1.16%(c)
   Ratio of Net Investment Income
     to Average Net Assets.........      4.12%      4.75%      4.69%          4.92%(c)
   Ratio of Expenses to Average Net
     Assets*.......................      1.27%      1.31%      1.33%          1.41%(c)
   Ratio of Net Investment Income
     to Average Net Assets*........      4.03%      4.57%      4.47%          4.67%(c)
   Portfolio Turnover Rate (d).....     68.42%   115.686%     53.08%         29.55%
   Average Commission Rate Paid
     (f)...........................

PROSPECTUS--Institutional Shares       16

BOND FUND -- INSTITUTIONAL SHARES

                                                                     YEAR ENDED JUNE 30,
                                                     ----------------------------------------------------
                                     ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                         ENDED       ----------------------------------------------------
                                     MAY 31, 1998      1997       1996       1995       1994     1993(B)
                                     -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................    $   9.73      $   9.56   $   9.72   $   9.29   $  10.53   $  10.54
                                       --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss.............        0.56          0.59       0.59       0.61       0.60       0.71
   Net Realized and Unrealized
     Gains (Losses) on
     Investments...................        0.31          0.17      (0.16)      0.43      (0.72)      0.46
                                       --------      --------   --------   --------   --------   --------
       Total from Investment
        Activities.................        0.87          0.76       0.43       1.04      (0.12)      1.17
                                       --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income...........       (0.56)        (0.59)     (0.59)     (0.61)     (0.58)     (0.73)
   Net Realized Gains..............          --            --         --         --         --      (0.45)
   In Excess of Net Realized
     Gains.........................          --            --         --      (0.54)        --         --
       Total Distributions.........       (0.56)        (0.59)     (0.59)     (0.61)     (1.12)     (1.18)
                                       --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.....    $  10.04      $   9.73   $   9.56   $   9.72   $   9.29   $  10.53
                                       ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges)...............         9.15%(e)     8.20%      4.49%     11.78%     (1.52)%    11.84%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).........................    $481,998      $492,102   $549,336   $509,189   $469,903   $442,291
   Ratio of Expenses to Average Net
     Assets........................        0.94%(c)      0.94%      0.94%      1.02%      0.88%      0.87%
   Ratio of Net Investment Income
     to Average Net Assets.........        6.06%(c)      6.13%      5.96%      6.54%      5.97%      6.50%
   Ratio of Expenses to Average Net
     Assets*.......................        1.04%(c)      1.03%      1.03%      1.14%      1.02%      1.01%
   Ratio of Net Investment Income
     to Average Net Assets*........        5.97%(c)      6.04%      5.87%      6.42%      5.83%      6.36%
   Portfolio Turnover Rate (d).....      545.68%       827.00%  1,189.27%   1,010.4%    893.27%    443.98%

                                          YEAR ENDED JUNE 30,
                                     ------------------------------
                                          INSTITUTIONAL SHARES         OCT. 31, 1988
                                     ------------------------------          TO
                                       1992       1991       1990     JUNE 30, 1989(A)
                                     --------   --------   --------   ----------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................  $  10.07   $  10.00   $  10.11       $  10.00
                                     --------   --------   --------       --------
Investment Activities
   Net Investment Loss.............      0.75       0.77       0.78           0.53
   Net Realized and Unrealized
     Gains (Losses) on
     Investments...................      0.56       0.08      (0.11)          0.09
                                     --------   --------   --------       --------
       Total from Investment
        Activities.................      1.31       0.85       0.67           0.62
                                     --------   --------   --------       --------
Distributions
   Net Investment Income...........     (0.76)     (0.78)     (0.78)         (0.51)
   Net Realized Gains..............     (0.08)        --         --             --
   In Excess of Net Realized
     Gains.........................        --         --         --             --
       Total Distributions.........     (0.84)     (0.78)     (0.78)         (0.51)
                                     --------   --------   --------       --------
NET ASSET VALUE, END OF PERIOD.....  $  10.54   $  10.07   $  10.00       $  10.11
                                     ========   ========   ========       ========
Total Return (excluding sales and
 redemption charges)...............     13.47%      8.80%      6.94%              6.42%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).........................  $477,526   $ 432,25   $316,477       $123,928
   Ratio of Expenses to Average Net
     Assets........................      0.87%      0.84%      0.81%              0.82%(c)
   Ratio of Net Investment Income
     to Average Net Assets.........      7.19%      7.72%      8.04%              8.06%(c)
   Ratio of Expenses to Average Net
     Assets*.......................      1.01%      1.02%      1.02%          1.06%(c)
   Ratio of Net Investment Income
     to Average Net Assets*........      7.05%      7.54%      7.83%              7.82%(c)
   Portfolio Turnover Rate (d).....    289.38%    339.74%    314.71%        121.08%

                                       17       PROSPECTUS--Institutional Shares

LIMITED MATURITY BOND FUND -- INSTITUTIONAL SHARES

                                                                      YEAR ENDED JUNE 30,
                                                      ----------------------------------------------------
                                      ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                          ENDED       ----------------------------------------------------
                                      MAY 31, 1998      1997       1996       1995       1994     1993(B)
                                      -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................    $   9.49      $   9.48   $   9.71   $   9.57   $  10.18   $  10.25
                                        --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss..............        0.50          0.57       0.65       0.58       0.64       0.65
   Net Realized and Unrealized Gains
     (Losses) on Investments........        0.01          0.02      (0.21)      0.13      (0.59)      0.13
                                        --------      --------   --------   --------   --------   --------
       Total from Investment
        Activities..................        0.51          0.59       0.44       0.71       0.05       0.78
                                        --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income............       (0.50)        (0.58)     (0.65)     (0.57)     (0.62)     (0.69)
   Net Realized Gains...............          --            --      (0.01)        --         --      (0.16)
   In Excess of Net Realized
     Gains..........................          --            --         --         --      (0.04)        --
   Tax Return on Capital............          --            --      (0.01)        --         --         --
                                        --------      --------   --------   --------   --------   --------
       Total Distributions..........       (0.50)        (0.58)     (0.67)     (0.57)     (0.66)     (0.85)
                                        --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD......    $   9.50      $   9.49   $   9.48   $   9.71   $   9.57   $  10.18
                                        ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges)................        5.46%(e)      6.42%      4.65%      7.76%      0.43%      7.98%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000)..........................    $150,510      $136,126   $136,681   $141,781   $156,678   $141,706
   Ratio of Expenses to Average Net
     Assets.........................        0.82%(c)      0.85%      0.84%      0.84%      0.76%      0.72%
   Ratio of Net Investment Income to
     Average Net Assets.............        5.63%(c)      6.03%      6.32%      6.11%      6.32%      6.45%
   Ratio of Expenses to Average Net
     Assets*........................        1.06%(c)      1.10%      1.08%      1.11%      1.05%      1.01%
   Ratio of Net Investment Income to
     Average Net Assets.............        5.39%(c)      5.78%      6.08%      5.84%      6.03%      6.16%
   Portfolio Turnover Rate (d)......      225.88%       607.84%    618.60%    397.97%    353.28%    123.10%

                                          YEAR ENDED JUNE 30,
                                      ----------------------------   OCT. 31, 1988
                                          INSTITUTIONAL SHARES            TO
                                      ----------------------------     JUNE 30,
                                        1992      1991      1990        1989(A)
                                      --------   -------   -------   -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD.............................  $   9.93   $  9.88   $ 10.08      $ 10.00
                                      --------   -------   -------      -------
Investment Activities
   Net Investment Loss..............      0.71      0.72      0.83         0.53
   Net Realized and Unrealized Gains
     (Losses) on Investments........      0.35      0.10     (0.15)        0.02
                                      --------   -------   -------      -------
       Total from Investment
        Activities..................      1.06      0.82      0.68         0.02
                                      --------   -------   -------      -------
Distributions
   Net Investment Income............     (0.71)    (0.73)    (0.83)       (0.47)
   Net Realized Gains...............     (0.03)    (0.04)    (0.05)          --
   In Excess of Net Realized
     Gains..........................        --        --        --           --
   Tax Return on Capital............        --        --        --           --
                                      --------   -------   -------      -------
       Total Distributions..........     (0.74)    (0.77)    (0.88)       (0.47)
                                      --------   -------   -------      -------
NET ASSET VALUE, END OF PERIOD......  $  10.25   $  9.93   $  9.88      $ 10.08
                                      ========   =======   =======      =======
Total Return (excluding sales and
 redemption charges)................     11.00%     8.66%     7.10%        5.70%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000)..........................  $117,241   $70,870   $43,696      $71,627
   Ratio of Expenses to Average Net
     Assets.........................      0.83%     0.91%     0.92%        0.88%(c)
   Ratio of Net Investment Income to
     Average Net Assets.............      7.13%     7.47%     8.01%        8.19%(c)
   Ratio of Expenses to Average Net
     Assets*........................      1.05%     1.10%     1.14%        1.12%(c)
   Ratio of Net Investment Income to
     Average Net Assets.............      6.91%     7.28%     7.79%        7.95%(c)
   Portfolio Turnover Rate (d)......     87.75%   161.32%   319.11%      117.37%

PROSPECTUS--Institutional Shares       18

INTERMEDIATE GOVERNMENT OBLIGATIONS FUND -- INSTITUTIONAL SHARES

                                                                   YEAR ENDED JUNE 30,
                                                   ----------------------------------------------------
                                   ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                       ENDED       ----------------------------------------------------
                                   MAY 31, 1998      1997       1996       1995       1994     1993(B)
                                   -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................    $   9.73      $   9.71   $   9.93   $   9.62   $  10.53   $  10.42
                                     --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss...........        0.52          0.55       0.62       0.52       0.60       0.68
   Net Realized and Unrealized
     Gains (Losses) on
     Investments.................        0.16          0.03      (0.24)      0.31      (0.66)      0.22
                                     --------      --------   --------   --------   --------   --------
       Total from Investment
        Operations...............        0.68          0.58       0.38       0.83      (0.06)      0.90
                                     --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income.........       (0.52)        (0.56)     (0.60)     (0.52)     (0.60)     (0.73)
   Net Realized Gains............          --            --         --         --         --      (0.06)
   In Excess of Net Realized
     Gains.......................          --            --         --         --      (0.25)        --
   Tax Return of Capital.........       (0.01)           --         --         --         --         --
                                     --------      --------   --------   --------   --------   --------
       Total Distributions.......       (0.53)        (0.56)     (0.60)     (0.52)     (0.85)     (0.79)
                                     --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD...    $   9.88      $   9.73   $   9.71   $   9.93   $   9.62   $  10.53
                                     ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges).............        7.03%(e)      6.11%      3.95%      9.02%     (0.80)%     8.94%
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).......................    $171,481      $187,856   $225,313   $249,169   $281,232   $272,607
   Ratio of Expenses to Average
     Net Assets..................        0.97%(c)      0.98%      0.96%      1.04%     0.90%       0.87%
   Ratio of Net Investment Income
     to Average Net Assets.......        5.67%(c)      5.66%      5.76%      5.43%     5.90%       6.54%
   Ratio of Expenses to Average
     Net Assets*.................        1.06%(c)      1.07%      1.05%      1.16%     1.04%       1.01%
   Ratio of Net Investment Income
     to Average Net Assets*......        5.58%(c)      5.57%      5.67%      5.31%     5.76%       6.40%
   Portfolio Turnover Rate (d)...      774.28%     1,516.78%    916.39%    549.13%   546.06%     225.90%

                                        YEAR ENDED JUNE 30,
                                   ------------------------------   OCT. 31, 1998
                                        INSTITUTIONAL SHARES             TO
                                   ------------------------------     JUNE 30,
                                     1992       1991       1990        1989(A)
                                   --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $  10.05   $   9.91   $  10.05      $ 10.00
                                   --------   --------   --------      -------
Investment Activities
   Net Investment Loss...........      0.71       0.74       0.79         0.50
   Net Realized and Unrealized
     Gains (Losses) on
     Investments.................      0.46       0.15      (0.11)       (0.02)
                                   --------   --------   --------      -------
       Total from Investment
        Operations...............      1.17       0.89      (0.68)       (0.48)
                                   --------   --------   --------      -------
Distributions
   Net Investment Income.........     (0.71)     (0.75)     (0.79)       (0.43)
   Net Realized Gains............     (0.09)        --      (0.03)          --
   In Excess of Net Realized
     Gains.......................        --         --         --           --
   Tax Return of Capital.........        --         --         --           --
                                   --------   --------   --------      -------
       Total Distributions.......     (0.80)     (0.75)     (0.82)       (0.43)
                                   --------   --------   --------      -------
NET ASSET VALUE, END OF PERIOD...  $  10.42   $  10.05   $   9.91      $ 10.05
                                   ========   ========   ========      =======
Total Return (excluding sales and
 redemption charges).............     12.03%      9.32%      7.07%        4.92%(e)
RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period
     (000).......................  $234,906   $142,864   $100,205      $83,212
   Ratio of Expenses to Average
     Net Assets..................      0.87%      0.86%      0.85%        0.87%(c)
   Ratio of Net Investment Income
     to Average Net Assets.......      7.07%      7.48%      8.04%        7.79%(c)
   Ratio of Expenses to Average
     Net Assets*.................      1.01%      1.04%      1.06%        1.11%(c)
   Ratio of Net Investment Income
     to Average Net Assets*......      6.93%      7.30%      7.83%        7.55%(c)
   Portfolio Turnover Rate (d)...    114.76%    164.59%    294.62%      111.96%

                                       19       PROSPECTUS--Institutional Shares

U.S. GOVERNMENT INCOME FUND -- INSTITUTIONAL SHARES

                                                                           YEAR ENDED JUNE 30,              NOV. 12, 1992
                                                                -----------------------------------------        TO
                                                ELEVEN MONTHS             INSTITUTIONAL SHARES                JUNE 30,
                                                    ENDED       -----------------------------------------       1993
                                                MAY 31, 1998      1997       1996       1995       1994        (a)(b)
                                                -------------   --------   --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD..........    $   9.15      $   9.25   $   9.42   $   9.41   $  10.04     $  10.00
                                                  --------      --------   --------   --------   --------     --------
Investment Activities
    Net Investment Income (Loss)..............        0.63          0.72       0.75       0.76       0.74         0.48
    Net Realized and Unrealized Gains (Losses)
      on Investments..........................        0.08         (0.10)     (0.17)      0.01      (0.63)        0.04
                                                  --------      --------   --------   --------   --------     --------
    Total From Investment Activities..........        0.71          0.62       0.58       0.77       0.11         0.52
                                                  --------      --------   --------   --------   --------     --------
Distributions
    Net Investment Income.....................       (0.55)        (0.61)     (0.67)     (0.68)     (0.73)       (0.48)
    Tax Return of Capital.....................       (0.04)        (0.11)     (0.08)     (0.08)     (0.01)          --
                                                  --------      --------   --------   --------   --------     --------
         Total Distributions..................       (0.59)        (0.72)     (0.75)     (0.76)     (0.74)       (0.48)
                                                  --------      --------   --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD................    $   9.27      $   9.15   $   9.25   $   9.42   $   9.41     $  10.04
                                                  ========      ========   ========   ========   ========     ========
Total Return (excluding sales and redemption
  charges)....................................        8.04%(e)      6.91%      6.34%      8.70%      1.04%        5.37%(e)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of Period (000).........    $161,567      $148,854   $130,615   $110,190   $101,506     $ 71,862
    Ratio of Expenses to Average Net Assets...        0.75%(c)      0.77%      0.76%      0.83%      0.72%        0.70%(c)
    Ratio of Net Investment Income to Average
      Net Assets..............................        7.44%(c)      7.90%      7.94%      8.25%      7.51%        7.49%(c)
    Ratio of Expenses to Average Net
      Assets*.................................        1.09%(c)      1.11%      1.10%      1.19%      1.11%        1.09%(c)
    Ratio of Net Investment Income to Average
      Net Assets*.............................        7.10%(c)      7.56%      7.60%      7.89%      7.12%        7.09%(c)
    Portfolio Turnover Rate (d)...............      278.94%       499.53%    348.01%    114.71%    102.24%      135.06%

PROSPECTUS--Institutional Shares       20

MICHIGAN MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES

                                                                       YEAR ENDED JUNE 30,
                                                 ---------------------------------------------------------------   JULY 2, 1990
                                 ELEVEN MONTHS                        INSTITUTIONAL SHARES                              TO
                                     ENDED       ---------------------------------------------------------------     JUNE 30,
                                 MAY 31, 1998      1997       1996       1995       1994     1993(b)      1992        1991(a)
                                 -------------   --------   --------   --------   --------   --------   --------   ------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................    $  10.89      $  10.77   $  10.76   $  10.53   $  10.97   $  10.58   $  10.14     $  10.00
                                   --------      --------   --------   --------   --------   --------   --------     --------
Investment Activities
    Net Investment Income
      (Loss)...................        0.44          0.51       0.50       0.50       0.48       0.50       0.52         0.55
    Net Realized and Unrealized
      Gains (Losses) on
      Investments..............        0.23          0.14       0.04       0.25      (0.36)      0.47       0.44         0.11
                                   --------      --------   --------   --------   --------   --------   --------     --------
         Total From Investment
           Activities..........        0.67          0.65       0.54       0.75       0.12       0.97       0.96         0.66
                                   --------      --------   --------   --------   --------   --------   --------     --------
Distributions
    Net Investment Income......       (0.47)        (0.49)     (0.50)     (0.50)     (0.46)     (0.54)     (0.52)       (0.52)
    Net Realized Gains.........       (0.03)        (0.04)     (0.03)     (0.02)     (0.01)     (0.04)        --           --
                                                                                                                        (0.02)
    In Excess of Net Realized
      Gains....................          --            --         --         --      (0.09)        --         --           --
                                   --------      --------   --------   --------   --------   --------   --------     --------
         Total Distributions...       (0.50)        (0.53)     (0.53)     (0.52)     (0.56)     (0.58)     (0.52)       (0.52)
                                   --------      --------   --------   --------   --------   --------   --------     --------
NET ASSET VALUE, END OF
  PERIOD.......................    $  11.06      $  10.89   $  10.77   $  10.76   $  10.53   $  10.97   $  10.58     $  10.14
                                   ========      ========   ========   ========   ========   ========   ========     ========
Total Return (excluding sales
  and redemption charges)......        6.30%(e)      6.11%      5.12%      7.33%      1.02%      9.42%      9.73%        6.77%(e)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of Period
      (000)....................    $206,246      $194,950   $185,191   $176,068   $181,051   $165,414   $146,782     $ 90,182
    Ratio of Expenses to
      Average Net Assets.......        0.74%(c)      0.76%      0.77%      0.78%      0.75%      0.76%      0.84%        0.57%(c)
    Ratio of Net Investment
      Income to Average Net
      Assets...................        4.34%(c)      4.73%      4.57%      4.79%      4.35%      4.70%      5.15%        5.67%(c)
    Ratio of Expenses to
      Average Net Assets*......        1.03%(c)      1.05%      1.06%      1.07%      1.04%      1.05%      1.05%        1.15%(c)
    Ratio of Net Investment
      Income to Average Net
      Assets*..................        4.05%(c)      4.44%      4.28%      4.50%      4.06%      4.41%      4.93%        5.18%(c)
    Portfolio Turnover Rate
      (d)......................       26.24%        28.48%     27.66%     26.06%      6.69%     35.81%     19.97%       45.30%

                                       21       PROSPECTUS--Institutional Shares

MUNICIPAL BOND FUND -- INSTITUTIONAL SHARES

                                                                         YEAR ENDED JUNE 30,
                                                         ----------------------------------------------------
                                         ELEVEN MONTHS                   INSTITUTIONAL SHARES
                                             ENDED       ----------------------------------------------------
                                         MAY 31, 1998      1997       1996       1995       1994     1993(b)
                                         -------------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD...    $  10.54      $  10.43   $  10.39   $  10.29   $  10.92   $  10.58
                                           --------      --------   --------   --------   --------   --------
Investment Activities
   Net Investment Loss.................        0.37          0.46       0.43       0.46       0.41       0.49
   Net Realized and Unrealized Gains
     (Losses) on Investments...........        0.21          0.14       0.04       0.27      (0.31)      0.48
                                           --------      --------   --------   --------   --------   --------
Total from Investment Activities.......        0.58          0.60       0.47       0.73       0.10       0.97
                                           --------      --------   --------   --------   --------   --------
Distributions
   Net Investment Income...............       (0.41)        (0.44)     (0.43)     (0.46)     (0.40)     (0.53)
   Net Realized Gains..................       (0.18)        (0.05)        --         --      (0.21)     (0.10)
   In Excess of Net Realized Gains.....          --            --         --      (0.17)     (0.12)        --
                                           --------      --------   --------   --------   --------   --------
       Total Distributions.............       (0.59)        (0.49)     (0.43)     (0.63)     (0.73)     (0.63)
                                           --------      --------   --------   --------   --------   --------
NET ASSET VALUE, END OF PERIOD.........    $  10.53      $  10.54   $  10.43   $  10.39   $  10.29   $  10.92
                                           ========      ========   ========   ========   ========   ========
Total Return (excluding sales and
 redemption charges)...................        5.71%(e)      5.89%      4.55%      7.25%      0.81%      9.48%

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).....    $123,856      $134,579   $132,527   $134,784   $147,687   $146,302
   Ratio of Expenses to Average Net
     Assets............................        0.77%(c)      0.81%      0.80%      0.80%      0.77%      0.73%
   Ratio of Net Investment Income to
     Average Net Assets................        3.89%(c)      4.41%      4.10%      4.21%      3.83%      4.61%
   Ratio of Expenses to Average Net
     Assets*...........................        1.07%(c)      1.10%      1.09%      1.08%      1.06%      1.02%
   Ratio of Net Investment Income to
     Average Net Assets*...............        3.60%(c)      4.12%      3.81%      3.93%      3.53%      4.31%
   Portfolio Turnover Rate (d).........       85.56%        48.83%     47.46%     35.15%     44.39%     67.26%

                                              YEAR ENDED JUNE 30,
                                         ------------------------------   OCT. 31, 1988
                                              INSTITUTIONAL SHARES             TO
                                         ------------------------------     JUNE 30,
                                           1992       1991       1990        1989(a)
                                         --------   --------   --------   -------------
NET ASSET VALUE, BEGINNING OF PERIOD...  $  10.20   $  10.03   $  10.18     $  10.00
                                         --------   --------   --------     --------
Investment Activities
   Net Investment Loss.................      0.52       0.55       0.57         0.40
   Net Realized and Unrealized Gains
     (Losses) on Investments...........      0.39       0.18      (0.12)        0.14
                                         --------   --------   --------     --------
Total from Investment Activities.......      0.91       0.73       0.45         0.54
                                         --------   --------   --------     --------
Distributions
   Net Investment Income...............     (0.52)     (0.56)     (0.58)       (0.36)
   Net Realized Gains..................     (0.01)        --      (0.02)          --
   In Excess of Net Realized Gains.....        --         --         --           --
                                         --------   --------   --------     --------
       Total Distributions.............     (0.53)     (0.66)     (0.60)       (0.36)
                                         --------   --------   --------     --------
NET ASSET VALUE, END OF PERIOD.........  $  10.58   $  10.20   $  10.03     $  10.18
                                         ========   ========   ========     ========
Total Return (excluding sales and
 redemption charges)...................      9.11%      7.51%      4.57%        5.52%(e)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets, End of Period (000).....  $130,788   $ 98,186   $100,455     $ 68,256
   Ratio of Expenses to Average Net
     Assets............................      0.81%      0.87%      0.85%        0.85%(c)
   Ratio of Net Investment Income to
     Average Net Assets................      5.09%      5.49%      5.78%       6.112%(c)
   Ratio of Expenses to Average Net
     Assets*...........................      1.03%      1.06%      1.06%        1.09%(c)
   Ratio of Net Investment Income to
     Average Net Assets*...............      4.88%      5.29%      5.57%        5.87%(c)
   Portfolio Turnover Rate (d).........     66.31%     76.55%    113.12%       82.22%

PROSPECTUS--Institutional Shares       22

PRIME OBLIGATIONS FUND -- INSTITUTIONAL SHARES

                                                                   YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------------
                             ELEVEN MONTHS                        INSTITUTIONAL SHARES
                                 ENDED       ---------------------------------------------------------------
                             MAY 31, 1998      1997       1996       1995       1994     1993(b)      1992
                             -------------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                               --------      --------   --------   --------   --------   --------   --------
Investment Activities
 Net Investment Income.....       0.046         0.049      0.051      0.048      0.028      0.029      0.046
                               --------      --------   --------   --------   --------   --------   --------
Distributions
 Net Investment Income.....      (0.046)       (0.049)    (0.051)    (0.048)    (0.028)    (0.029)    (0.046)
                               --------      --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD....................    $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                               ========      ========   ========   ========   ========   ========   ========
Total Return...............        4.73%(e)      5.01%      5.17%      4.91%      2.85%      2.91%      4.75%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period (000)............    $690,947      $677,324   $596,075   $640,380   $561,697   $478,821   $690,908
 Ratio of Expenses to
   Average Net Assets......        0.66%(c)      0.63%      0.64%      0.65%      0.64%      0.64%      0.64%
 Ratio of Net Investment
   Income to Average Net
   Assets..................        5.04%(c)      4.90%      5.05%      4.83%      2.84%      2.88%      4.61%
 Ratio of Expenses to
   Average Net Assets*.....        0.68%(c)      0.65%      0.66%      0.67%      0.66%      0.66%      0.66%
 Ratio of Net Investment
   Income to Average Net
   Assets*.................        5.02%(c)      4.88%      5.03%      4.81%      2.82%      2.86%      4.59%

                                  YEAR ENDED JUNE 30,
                             ------------------------------
                                  INSTITUTIONAL SHARES         AUGUST 24, 1987
                             ------------------------------          TO
                               1991       1990       1989     JUNE 30, 1988(a)
                             --------   --------   --------   -----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  1.000   $  1.000   $  1.000       $  1.000
                             --------   --------   --------       --------
Investment Activities
 Net Investment Income.....     0.069      0.080      0.083          0.056
                             --------   --------   --------       --------
Distributions
 Net Investment Income.....    (0.069)    (0.080)    (0.083)        (0.056)
                             --------   --------   --------       --------
NET ASSET VALUE, END OF
 PERIOD....................  $  1.000   $  1.000   $  1.000       $  1.000
                             ========   ========   ========       ========
Total Return...............      7.15%      8.32%      8.58%       5.76%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period (000)............  $702,340   $547,351   $526,450       $241,545
 Ratio of Expenses to
   Average Net Assets......      0.64%      0.65%      0.62%       0.60%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets..................      6.86%      8.03%      8.26%       6.48%(c)
 Ratio of Expenses to
   Average Net Assets*.....      0.66%      0.67%      0.66%       0.70%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets*.................      6.84%      8.01%      8.22%       6.38%(c)

                                       23       PROSPECTUS--Institutional Shares

TAX-FREE FUND -- INSTITUTIONAL SHARES

                                                                   YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------------
                            ELEVEN MONTHS                         INSTITUTIONAL SHARES
                                ENDED        ---------------------------------------------------------------
                             MAY 31, 1998      1997       1996       1995       1994     1993(b)      1992
                            --------------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD................     $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
Investment Activities
 Net Investment Income....        0.027         0.029      0.030      0.030      0.019      0.019      0.033
                               --------      --------   --------   --------   --------   --------   --------
Distributions
 Net Investment Income....       (0.027)       (0.029)    (0.030)    (0.030)   (0.0019)    (0.019)    (0.033)
                               --------      --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD...................     $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                               ========      ========   ========   ========   ========   ========   ========
Total Return..............         2.75%(e)      2.94%      3.02%      3.00%      1.92%      2.10%      3.34%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period (000)...........     $104,062      $108,884   $106,154   $ 98,489   $ 84,465   $ 86,292   $141,913
 Ratio of Expenses to
   Average Net Assets.....         0.66%(c)      0.68%      0.66%      0.64%      0.58%      0.55%      0.59%
 Ratio of Net Investment
   Income to Average Net
   Assets.................         2.96%(c)      2.90%      2.97%      2.97%      1.90%      2.08%      3.29%
 Ratio of Expenses to
   Average Net Assets*....         0.68%(c)      0.70%      0.68%      0.70%      0.68%      0.65%      0.69%
 Ratio of Net Investment
   Income to Average Net
   Assets*................         2.94%(c)      2.88%      2.95%      2.91%      1.80%      1.98%      3.19%

                                 YEAR ENDED JUNE 30,
                            ------------------------------
                                 INSTITUTIONAL SHARES            JULY 30,
                            ------------------------------          TO
                              1991       1990       1989     JUNE 30, 1988(a)
                            --------   --------   --------   -----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD................  $  1.000   $  1.000   $  1.000       $  1.000
Investment Activities
 Net Investment Income....     0.046      0.054      0.055          0.040
                            --------   --------   --------       --------
Distributions
 Net Investment Income....    (0.046)    (0.054)    (0.055)        (0.040)
                            --------   --------   --------       --------
NET ASSET VALUE, END OF
 PERIOD...................  $  1.000   $  1.000   $  1.000       $  1.000
                            ========   ========   ========       ========
Total Return..............      4.73%      5.75%      5.62%       4.08%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period (000)...........  $139,615   $142,004   $120,031       $107,199
 Ratio of Expenses to
   Average Net Assets.....      0.60%      0.61%      0.63%       0.64%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets.................      4.63%      5.43%      5.46%       4.34%(c)
 Ratio of Expenses to
   Average Net Assets*....      0.70%      0.70%      0.73%       0.75%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets*................      4.53%      5.34%      5.36%       4.23%(c)

PROSPECTUS--Institutional Shares       24

TREASURY FUND -- INSTITUTIONAL SHARES

                                                                                    YEAR ENDED JUNE 30,
                                                                 ELEVEN       --------------------------------    DECEMBER 1,
                                                                 MONTHS             INSTITUTIONAL SHARES            1993 TO
                                                                 ENDED        --------------------------------     JUNE 30,
                                                              MAY 31, 1998      1997        1996        1995        1994(a)
                                                              ------------      ----        ----        ----      -----------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $1.000        $1.000      $1.000      $1.000       $1.000
                                                                --------      --------    --------    --------      -------
Investment Activities
    Net Investment Income...................................       0.046         0.048       0.050       0.048        0.017
                                                                --------      --------    --------    --------      -------
Distributions
    Net Investment Income...................................      (0.046)       (0.048)     (0.050)     (0.048)      (0.017)
                                                                --------      --------    --------    --------      -------
NET ASSET VALUE, END OF PERIOD..............................      $1.000        $1.000      $1.000      $1.000       $1.000
                                                                ========      ========    ========    ========      =======
Total Return................................................        4.70%(e)      4.93%       5.14%       4.91%        1.72%(e)

RATIOS/SUPPLEMENTARY DATA:
    Net Assets at End of Period (000).......................    $321,584      $324,377    $223,416    $192,232      $76,035
    Ratio of Expenses to Average Net Assets.................        0.57%(c)      0.57%       0.60%       0.64%        0.54%(c)
    Ratio of Net Investment Income to Average Net Assets....        5.00%(c)      4.83%       4.98%       4.95%        3.15%(c)
    Ratio of Expenses to Average Net Assets*................        0.67%(c)      0.67%       0.70%       0.78%        0.74%(c)
    Ratio of Net Investment Income to Average Net Assets*...        4.90%(c)      4.73%       4.88%       4.81%        2.95%(c)

                                       25       PROSPECTUS--Institutional Shares

U.S. GOVERNMENT OBLIGATIONS FUND -- INSTITUTIONAL SHARES

                                                                   YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------------
                             ELEVEN MONTHS                        INSTITUTIONAL SHARES
                                 ENDED       ---------------------------------------------------------------
                             MAY 31, 1998      1997       1996       1995       1994     1993(b)      1992
                             -------------   --------   --------   --------   --------   --------   --------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................    $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                               --------      --------   --------   --------   --------   --------   --------
Investment Activities
 Net Investment Income.....       0.045         0.048      0.050      0.048      0.028      0.028      0.044
                               --------      --------   --------   --------   --------   --------   --------
Distributions
 Net Investment Income.....      (0.045)       (0.048)    (0.050)    (0.048)    (0.028)    (0.028)    (0.044)
                               --------      --------   --------   --------   --------   --------   --------
NET ASSET VALUE, END OF
 PERIOD....................    $  1.000      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
                               ========      ========   ========   ========   ========   ========   ========
Total Return...............        4.62%(e)      4.89%      5.10%      4.87%      2.79%      2.86%      4.78%

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period..................    $185,384      $210,162   $207,451   $227,565   $192,612   $223,855   $400,242
 Ratio of Expenses to
   Average Net Assets......        0.66%(c)      0.64%      0.64%      0.67%      0.67%      0.64%      0.64%
 Ratio of Net Investment
   Income to Average Net
   Assets..................        4.93%(c)      4.79%      4.99%      4.76%      2.74%      2.81%      4.43%
 Ratio of Expenses to
   Average Net Assets*.....        0.68%(c)      0.66%      0.66%      0.69%      0.69%      0.66%      0.66%
 Ratio of Net Investment
   Income to Average Net
   Assets*.................        4.91%(c)      4.77%      4.97%      4.74%      2.72%      2.79%      4.41%

                                  YEAR ENDED JUNE 30,
                             ------------------------------
                                  INSTITUTIONAL SHARES         AUGUST 24, 1987
                             ------------------------------          TO
                               1991       1990       1989     JUNE 30, 1988(a)
                             --------   --------   --------   -----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD.................  $  1.000   $  1.000   $  1.000       $  1.000
                             --------   --------   --------       --------
Investment Activities
 Net Investment Income.....     0.066      0.078     (0.080)        (0.055)
                             --------   --------   --------       --------
Distributions
 Net Investment Income.....    (0.066)    (0.078)    (0.080)        (0.055)
                             --------   --------   --------       --------
NET ASSET VALUE, END OF
 PERIOD....................  $  1.000   $  1.000   $  1.000       $  1.000
                             ========   ========   ========       ========
Total Return...............      6.82%      8.10%      8.31%       5.66%(e)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at End of
   Period..................  $341,903   $248,671   $201,012       $136,823
 Ratio of Expenses to
   Average Net Assets......      0.65%      0.65%      0.63%       0.62%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets..................      6.54%      7.79%      8.00%       6.25%(c)
 Ratio of Expenses to
   Average Net Assets*.....      0.67%      0.67%      0.68%       0.73%(c)
 Ratio of Net Investment
   Income to Average Net
   Assets*.................      6.52%      7.77%      7.95%       6.14%(c)

---------------

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) On April 1, 1993 the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993 the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Not annualized.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

PROSPECTUS--Institutional Shares       26

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of each of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund, with the exception of the U.S. Government Obligations Fund and the Treasury Fund, may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. The investment objectives of the U.S. Government Obligations Fund and the Treasury Fund are fundamental and may not be changed without a vote of the holders of a majority of the outstanding shares of that Fund. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

GROWTH FUNDS

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION FUND

THE INVESTMENT OBJECTIVE OF THE SMALL CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF SMALL- TO MEDIUM-SIZED COMPANIES. THE INVESTMENT OBJECTIVE OF THE MID CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. THE INVESTMENT OBJECTIVE OF THE LARGE CAPITALIZATION FUND IS TO SEEK GROWTH OF CAPITAL BY INVESTING PRIMARILY IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS OF COMPANIES WITH LARGE MARKET CAPITALIZATION.

Under normal market conditions, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management and the ability to finance expected long-term growth. In addition, under normal market conditions, the Small Capitalization Fund will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies that have a market capitalization of less than $1 billion. The Mid Capitalization Fund, under normal market conditions, will invest at least 65% of the value of its total assets in common stocks and securities convertible into common stocks of companies considered by the Investment Adviser to have a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund will do the same with companies considered by the Investment Adviser to have a market capitalization of greater than $5 billion. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. Each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of American depository receipts ("ADRs") or European depository receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks,

                                       27       PROSPECTUS--Institutional Shares

CCP and in U.S. dollar-denominated commercial paper of a foreign issuer. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Mid Capitalization Fund anticipates investing in growth-oriented, medium-sized companies. Medium-sized companies are considered to be those with a market capitalization between $1 billion and $5 billion. The Large Capitalization Fund anticipates investing in growth-oriented companies with large market capitalization, defined as capitalization of over $5 billion. For both the Mid Capitalization Fund and Large Capitalization Fund, investments will be in companies that have typically exhibited consistent, above-average growth in revenues and earnings, strong management, and sound and improving financial fundamentals. Often, these companies are market or industry leaders, have excellent products and/or services, and exhibit the potential for growth. Core holdings of the Mid Capitalization Fund and Large Capitalization Fund are in companies that participate in long-term growth industries, although these will be supplemented by holdings in non-growth industries that exhibit the desired characteristics.

The Small Capitalization Fund anticipates investing in dynamic small- to medium-sized companies that exhibit outstanding potential for superior growth. Small-sized companies are considered to be those companies that have been determined to have a market capitalization of less than $1 billion based upon current market data. The Small Capitalization Fund will limit its investment in securities of medium-sized companies to not more than 35% of the value of its total assets. Companies that participate in sectors that are identified as having long-term growth potential generally make up a substantial portion of such Fund's holdings. These companies often have established a market niche or have developed unique products or technologies that are expected to produce superior growth in revenues and earnings. As smaller capitalization stocks are quite volatile and subject to wide fluctuations in both the short and medium term, the Small Capitalization Fund may be fairly characterized as more aggressive than a general equity fund.

Consistent with the foregoing, each of the Small Capitalization Fund, Mid Capitalization Fund and Large Capitalization Fund will focus its investments in those companies and types of companies that the Investment Adviser believes will enable such Fund to achieve its investment objective.

THE SMALL CAPITALIZATION FUND, THE MID CAPITALIZATION FUND AND THE LARGE CAPITALIZATION
FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Securities            -Foreign Currency
                                                              Transactions
-Futures Contracts             -Government Obligations        -Lending Portfolio Securities
-Mortgage-Related Securities   -Other Mutual Funds            -Portfolio Turnover
-Put and Call Options          -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase            -When-Issued and Delayed-
     Agreements and Dollar          Delivery Transactions
     Roll Agreements

THE INTERNATIONAL FUND

THE INVESTMENT OBJECTIVE OF THE INTERNATIONAL FUND IS TO SEEK LONG-TERM GROWTH OF CAPITAL.

Under normal market conditions the International Fund will invest at least 65% of its total assets in an internationally diversified portfolio of equity securities which trade on markets in countries other than the United States and which are issued by companies (i) domiciled in countries other than the United States, or (ii) that derive at least 50% of either their revenues or pre-tax income from activities outside of the United States, and (iii) which are small-or medium-sized companies on the basis of their capitalization.

Equity securities include common and preferred stock, securities (bonds and preferred stock) convertible into common stock, warrants and securities representing underlying international securities such as ADRs and EDRs.

For purposes of investment by the International Fund only, companies are deemed to be small- or medium-sized if, at the time of purchase, they are of a size which would rank them in the lower half of a major market index in the applicable country by weighted market capitalization and in the lower half of all

PROSPECTUS--Institutional Shares       28
equity securities listed in recognized secondary markets where such markets exist. In addition, in countries with less well-developed stock markets, where the range of investment opportunities is more restrictive, the equity securities of all listed companies will be eligible for investment. In major markets, issuers could have capitalizations of up to approximately $10 billion while in smaller markets issuers would be eligible with capitalizations as low as approximately $200 million.

The International Fund may invest in securities of issuers in, but not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Korea, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. Normally the International Fund will invest at least 65% of its total assets in securities traded in at least three foreign countries, including the countries listed above. It is possible, although not currently anticipated, that up to 35% of the International Fund's assets could be invested in the securities of U.S. companies. In addition, the International Fund temporarily may invest cash in short-term debt instruments of U.S. and foreign issuers for cash management purposes or pending investment.

THE INTERNATIONAL FUND
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Securities            -Foreign Currency
                                                              Transactions
-Futures Contracts             -Government Obligations        -Lending Portfolio Securities
-Portfolio Turnover            -Put and Call Options          -Repurchase Agreements
-Reverse Repurchase            -When-Issued and Delayed-      -Restricted Securities
Agreements                     Delivery Transactions
     and Dollar Roll
Agreements

GROWTH AND INCOME FUNDS

THE BALANCED ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL.

The Balanced Allocation Fund may invest in any type or class of security. Under normal market conditions the Balanced Allocation Fund will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and any highly liquid security with a known market value and a maturity, when acquired, of less than three months ("cash equivalents"). Of these investments, no more than 20% of the Fund's net assets will be in foreign securities.

For the Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Balanced Allocation Fund will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The Balanced Allocation Fund intends to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the Balanced Allocation Fund, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of the Balanced Allocation Fund's assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which

                                       29       PROSPECTUS--Institutional Shares
the Balanced Allocation Fund invests may have warrants or options attached. The Balanced Allocation Fund may also invest in repurchase agreements.

The Balanced Allocation Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The Balanced Allocation Fund also expects to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Balanced Allocation Fund will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES Medium-Grade Securities."

The Balanced Allocation Fund may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The Balanced Allocation Fund may also invest in securities of other investment companies.

The Balanced Allocation Fund may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more foreign Governments ("Supranational Agency Bonds"). The Balanced Allocation Fund's investments in foreign securities may be made either directly or through the purchase of ADRs and the Balanced Allocation Fund may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The Balanced Allocation Fund reserves the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that the Balanced Allocation Fund is so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in the Balanced Allocation Fund entails certain risks. As a Fund investing in common stocks the Balanced Allocation Fund is subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the Balanced Allocation Fund also invests in bonds, investors in the Balanced Allocation Fund are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

PROSPECTUS--Institutional Shares       30

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the Balanced Allocation Fund, with its balance of common stock and bond investments, is expected to entail less investment risk (and a potentially smaller investment return) than a mutual fund investing exclusively in common stocks.

 THE BALANCED ALLOCATION FUND

 See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities            -Foreign Securities            -Foreign Currency
-Futures Contracts             -Government Obligations        Transactions
-Medium-Grade Securities       -Mortgage-Related Securities   -Lending Portfolio Securities
-Portfolio Turnover            -Put and Call Options          -Other Mutual Funds
-Restricted Securities         -Reverse Repurchase            -Repurchase Agreement
                               Agreements                     -When-Issued and Delayed-
                               -Dollar Roll Agreements             Delivery Transactions

THE EQUITY INCOME FUND

THE INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS TO SEEK CURRENT INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF HIGH QUALITY, DIVIDEND-PAYING COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. A SECONDARY INVESTMENT OBJECTIVE OF THE EQUITY INCOME FUND IS GROWTH OF CAPITAL.

The Equity Income Fund, under normal market conditions, will invest at least 80% of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by the Investment Adviser to be characterized by sound management, the ability to finance expected growth and the ability to pay above-average dividends. The Equity Income Fund may also invest up to 20% of the value of its total assets in preferred stocks, corporate bonds, notes, units of real estate investment trusts, warrants, and short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit, repurchase agreements, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, and demand and time deposits of domestic and foreign banks and savings and loan associations. The Equity Income Fund may also hold securities of other investment companies and depository or custodial receipts representing beneficial interests in any of the foregoing securities.

Subject to the foregoing policies, the Equity Income Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. For a discussion of risks associated with foreign securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Foreign Securities."

The Equity Income Fund anticipates investing in securities that currently have a high dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of this Fund. However, these holdings are balanced with lower yielding but higher growth-oriented securities to achieve portfolio balance. All securities must provide current income. Given its bias towards income, the Equity Income Fund may be considered more conservative than growth-oriented equity funds such as the Group's Small Capitalization Fund and Mid Capitalization Fund.

Consistent with the foregoing, the Equity Income Fund will focus its investments in those companies and those of companies that the Investment Adviser believes will enable the Fund to achieve its investment objective.

                                       31       PROSPECTUS--Institutional Shares

 THE EQUITY INCOME FUND

 See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities            -Foreign Securities            -Foreign Currency
-Futures Contracts             -Government Obligations        Transactions
-Mortgage-Related Securities   -Other Mutual Funds            -Lending Portfolio Securities
-Put and Call Options          -Repurchase Agreements         -Portfolio Turnover
-Reverse Repurchase            -When-Issued and Delayed       -Restricted Securities
Agreements      and Dollar          Delivery Transactions
Roll Agreements

INCOME FUNDS

THE BOND FUND AND THE LIMITED MATURITY BOND FUND

THE INVESTMENT OBJECTIVE OF THE BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES. THE INVESTMENT OBJECTIVE OF THE LIMITED MATURITY BOND FUND IS TO SEEK CURRENT INCOME AS WELL AS PRESERVATION OF CAPITAL BY INVESTING IN A PORTFOLIO OF HIGH- AND MEDIUM-GRADE FIXED-INCOME SECURITIES WITH REMAINING MATURITIES OF SIX YEARS OR LESS.

Under normal market conditions, the Bond Fund will invest at least 80% of the value of its total assets in bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Bond Fund's total assets may be invested in preferred stocks, notes with remaining maturities at the time of purchase of less than one year, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies, and guaranteed investment contracts ("GICs") issued by insurance companies, as more fully described below. Some of the securities in which the Bond Fund invests may have warrants or options attached.

Under normal market conditions, the Limited Maturity Bond Fund will invest at least 80% of the value of its total assets in the following securities which have remaining maturities of six years or less: bonds, debentures, notes with remaining maturities at the time of purchase of one year or more, zero coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, debt securities convertible into, or exchangeable for, common stocks, first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Limited Maturity Bond Fund will invest in state and municipal securities when, in the opinion of the Investment Adviser, their yields are competitive with comparable taxable debt obligations. In addition, up to 20% of the value of the Limited Maturity Bond Fund's total assets may be invested in the debt securities listed above without regard to maturity, as well as preferred stocks, short-term debt obligations consisting of domestic and foreign commercial paper (including variable amount master demand notes), bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, repurchase agreements, securities of other investment companies and GICs. Under normal market conditions, the Limited Maturity Bond Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three years or less. By seeking to maintain a dollar-weighted average portfolio maturity of three years or less the Limited Maturity Bond Fund attempts to minimize the fluctuation in its shares' net asset value relative to those funds which invest in longer-term obligations.

PROSPECTUS--Institutional Shares       32

Some of the securities in which the Limited Maturity Bond Fund invests may have warrants or options attached.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Limited Maturity Bond Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

Each of the Bond Fund and Limited Maturity Bond Fund expects to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as Stripped Treasury Obligations, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Bond Fund and the Limited Maturity Bond Fund also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The Bond Fund and the Limited Maturity Bond Fund each will invest only corporate debt securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a discussion of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT
TECHNIQUES -- Medium-Grade Securities."

The Bond Fund and the Limited Maturity Bond Fund each may also invest in obligations of the Export-Import Bank of the United States, in Yankee Bonds, in Eurodollar Bonds, in Canadian Bonds and in Supranational Agency Bonds. Each of the Bond Fund and Limited Maturity Bond Fund may also invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper.

An increase in interest rates will generally reduce the value of the investments in the Bond Fund and the Limited Maturity Bond Fund and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Investment Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In making investment decisions for the Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, the potential for realizing capital appreciation, maturity, and yield to maturity. In making investment decisions for the Limited Maturity Bond Fund, the Investment Adviser will consider many factors other than current yield, including the preservation of capital, maturity, and yield to maturity.

 THE BOND FUND AND THE LIMITED MATURITY BOND FUND

 See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES


-Complex Securities            -Foreign Currency              -Foreign Securities
-Futures Contracts             -Government Obligations        Transactions
-Medium-Grade Securities       -Mortgage-Related Securities   -Lending Portfolio Securities
-Other Mutual Funds            -Portfolio Turnover            -Municipal Securities
-Repurchase Agreements         -Restricted Securities         -Put and Call Options
-When-Issued and Delayed-                                     -Reverse Repurchase
     Delivery Transactions                                    Agreements
                                                              and Dollar Roll Agreements


                                       33       PROSPECTUS--Institutional Shares

THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

THE INVESTMENT OBJECTIVE OF THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND IS TO SEEK CURRENT INCOME WITH PRESERVATION OF CAPITAL BY INVESTING IN U.S. GOVERNMENT SECURITIES WITH REMAINING MATURITIES OF TWELVE YEARS OR LESS.

Under normal market conditions, the Intermediate Government Obligations Fund will invest at least 80% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and with remaining maturities of twelve years or less, although up to 20% of the value of its total assets may be invested in debt securities, preferred stocks and other investments without regard to maturity, except as set forth below. Under normal market conditions, the Intermediate Government Obligations Fund expects to maintain a dollar-weighted average portfolio maturity of its debt securities of three to ten years. By seeking to maintain a dollar-weighted average portfolio maturity of three to ten years, the Intermediate Government Obligations Fund attempts to minimize the fluctuation in its share's net asset value relative to funds which invest in longer-term obligations.

Certain debt securities including, but not limited to, mortgage-related securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, may be repaid prior to their maturity dates. As a result, effective maturity of these securities may be deemed to be shorter than the stated maturity. For purposes of calculating the weighted average maturity of the Intermediate Government Obligations Fund, the effective maturity of such securities, as determined by the Investment Adviser, will be used.

The types of U.S. Government obligations invested in by the Intermediate Government Obligations Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes, bonds and certificates of indebtedness, and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Intermediate Government Obligations Fund may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, as more fully described below under "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

 THE INTERMEDIATE GOVERNMENT OBLIGATIONS FUND

 See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities            -Foreign Currency              -Futures Contracts
-Government Obligations        Transactions                   -Mortgage-Related Securities
-Municipal Securities          -Lending Portfolio Securities  -Portfolio Turnover
-Put and Call Options          -Other Mutual Funds            -Restricted Securities
-Reverse Repurchase            -Repurchase Agreements
Agreements                     -When-Issued and Delayed-
     and Dollar Roll           Delivery Transactions
Agreements

THE GOVERNMENT INCOME FUND

THE INVESTMENT OBJECTIVE OF THE GOVERNMENT INCOME FUND IS TO PROVIDE SHAREHOLDERS WITH A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRUDENT INVESTMENT RISK.

Under normal market conditions, the Government Income Fund will invest at least 65% of its total assets in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, although up to 35% of the value of its total assets may be invested in debt securities and preferred stocks of non-governmental issuers. Consistent with the foregoing, under current market conditions, the Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the
U. S. government or its agencies or instrumentalities. The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-

PROSPECTUS--Institutional Shares       34
governmental entities and in other securities described below. For more information, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Mortgage-Related Securities."

The types of U.S. government obligations, including mortgage-related securities, invested in by the Government Income Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury, such as Treasury bills, notes and bonds, Stripped Treasury Obligations and government securities, as described below in "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations."

The Government Income Fund may also hold short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper (including variable amount master demand notes), rated at the time of purchase within the top two rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase and reverse repurchase agreements. The Government Income Fund may also invest in corporate debt securities which are rated at the time of purchase within the top three rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

THE GOVERNMENT INCOME FUND
See The Following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Currency              -Foreign Securities
                               Transactions
-Futures Contracts             -Government Obligations        -Lending Portfolio Securities
-Mortgage-Related Securities   -Other Mutual Funds            -Portfolio Turnover
-Put and Call Options          -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase            -When-Issued and Delayed-
  Agreements
     and Dollar Roll           Delivery Transactions
       Agreements

TAX-FREE INCOME FUNDS

THE MUNICIPAL BOND FUND AND THE MICHIGAN BOND FUND

THE INVESTMENT OBJECTIVE OF THE MUNICIPAL BOND FUND IS TO SEEK CURRENT INTEREST INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAXES AND PRESERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE MICHIGAN BOND FUND IS TO SEEK INCOME WHICH IS EXEMPT FROM FEDERAL INCOME TAX AND MICHIGAN STATE INCOME AND INTANGIBLES TAXES, ALTHOUGH SUCH INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX WHEN RECEIVED BY CERTAIN SHAREHOLDERS, AND PRESERVATION OF CAPITAL.

Under normal market conditions and as a fundamental policy, at least 80% of the net assets of the Municipal Bond Fund will be invested in a diversified portfolio of Municipal Securities and at least 80% of the net assets of the Michigan Bond Fund will be invested in a portfolio of Michigan Municipal Securities.

"Municipal Securities" include obligations consisting of bonds, notes and commercial paper, issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and other political subdivisions, agencies, instrumentalities and authorities, the interest on which is both exempt from federal income taxes and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. "Michigan Municipal Securities" include debt obligations, consisting of notes, bonds and commercial paper, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is, in the opinion of bond counsel to the issuer, exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for individuals for purposes of the federal alternative minimum tax) and debt obligations issued by the government of Puerto Rico, the U. S. territories and possessions of Guam, the U. S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangibles taxes. For more information regarding Municipal Securities and Michigan Municipal Securities, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Municipal Securities."

                                       35       PROSPECTUS--Institutional Shares

Under normal market conditions, at least 65% of the net assets of each of the Municipal Bond Fund and the Michigan Bond Fund will be invested in Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) consisting of bonds and notes with remaining maturities at the time of purchase of one year or more. Quality is the primary consideration in selecting Michigan Municipal Securities for investment by the Michigan Bond Fund.

The Municipal Bond Fund also intends that under normal market conditions its portfolio will maintain an average weighted rating of AA/Aa. Each of the Municipal Bond Fund and the Michigan Bond Fund intends that, under normal market conditions, it will be invested in long-term Municipal Securities (Michigan Municipal Securities in the case of the Michigan Bond Fund) and that the average weighted maturity of such investments will be 5 to 12 years, although the Michigan Bond Fund may invest in Michigan Municipal Securities of any maturity and the Investment Adviser may extend or shorten the average weighted maturity of its portfolio depending upon anticipated changes in interest rates or other relevant market factors. In addition, the average weighted rating of a Tax-Free Income Fund's portfolio may vary depending upon the availability of suitable Municipal Securities or other relevant market factors.

The Michigan Bond Fund invests in Michigan Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, in the case of notes, tax-exempt commercial paper or variable rate demand obligations, rated within the two highest rating categories assigned by an NRSRO. The Michigan Bond Fund may also purchase Michigan Municipal Securities which are unrated at the time of purchase but are determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The applicable Michigan Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a description of debt securities rated within the four highest rating categories assigned by the NRSROs, see "RISK FACTORS AND INVESTMENT
TECHNIQUES -- Medium-Grade Securities."

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. The Tax-Free Income Funds will not treat these bonds as "Municipal Securities" or "Michigan Municipal Securities" for purposes of measuring compliance with the 80% tests described above. To the extent the Tax-Free Income Funds invest in these bonds, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Tax-Free Income Funds' distributions derived from these bonds. For further information relating to the types of municipal securities which will be included in income subject to alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

Investments of the Tax-Free Income Funds may be made in taxable obligations if, for example, suitable tax-exempt obligations are unavailable or if acquisition of U.S. government or other taxable securities is deemed appropriate for temporary defensive purposes as determined by the Investment Adviser to be warranted due to market conditions. Such taxable obligations consist of government securities, certificates of deposit, time deposits and bankers' acceptances of selected banks, commercial paper meeting the Tax-Free Income Funds' quality standards for tax-exempt commercial paper (as described above), and such taxable obligations as may be subject to repurchase agreements. These obligations are described further in the Statement of Additional Information. Under such circumstances and during the period of such investment, the affected Tax-Free Income Fund may not achieve its stated investment objectives.

Although the Municipal Bond Fund may invest more than 25% of its net assets in
(i) Municipal Securities whose issuers are in the same state, (ii) Municipal Securities the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, it does not presently intend to do so on a regular basis. To the extent the Municipal Bond Fund's assets are concentrated in Municipal Securities that are payable from the revenues of similar projects or are issued by issuers located in the same state, or are concentrated in private activity bonds, the Municipal Bond Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so concentrated.

PROSPECTUS--Institutional Shares       36

Because the Michigan Bond Fund invests primarily in securities issued by the State of Michigan and its political subdivisions, municipalities and public authorities, the Michigan Bond Fund's performance is closely tied to the general economic conditions within the State as a whole and to the economic conditions within particular industries and geographic areas represented or located within the State. However, the Michigan Bond Fund attempts to diversify, to the extent the Investment Adviser deems appropriate, among issuers and geographic areas in the State of Michigan.

The Michigan Bond Fund is classified as a "non-diversified" investment company, which means that the amount of assets of the Michigan Bond Fund that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act"). Nevertheless, the Michigan Bond Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater that 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). Since a relatively high percentage of the Michigan Bond Fund's assets may be invested in the obligations of a limited number of issuers, some of which may be within the same economic sector, the Michigan Bond Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

TAX-FREE INCOME FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Currency              -Futures Contracts
                               Transactions
-Government Obligations        -Lending Portfolio Securities  (Municipal Bond Fund only)
-Medium-Grade Securities       -Mortgage-Related Securities   -Municipal Securities
-Other Mutual Funds            -Portfolio Turnover            -Private Activity Bonds
-Put and Call Options          -Repurchase Agreements         -Restricted Securities
-Reverse Repurchase            -When-Issued and Delayed-
Agreements
     and Dollar Roll           Delivery Transactions
       Agreements

MONEY MARKET FUNDS

THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND, THE TREASURY FUND AND THE TAX-FREE FUND

THE INVESTMENT OBJECTIVE OF EACH OF THE U.S. GOVERNMENT OBLIGATIONS FUND, THE PRIME OBLIGATIONS FUND AND THE TREASURY FUND IS TO SEEK CURRENT INCOME WITH LIQUIDITY AND STABILITY OF PRINCIPAL. THE INVESTMENT OBJECTIVE OF THE TAX-FREE FUND IS TO SEEK AS HIGH A LEVEL OF CURRENT INTEREST INCOME FREE FROM FEDERAL INCOME TAXES AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND RELATIVE STABILITY OF PRINCIPAL.

Under normal market conditions, the U.S. Government Obligations Fund invests at least 65% of the value of its total assets in short-term U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Prime Obligations Fund invests in high quality money market instruments, including Municipal Securities and other instruments deemed to be of comparable high quality as determined by the Board of Trustees. Under normal market conditions, the Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury, its agencies or instrumentalities and in repurchase agreements related to such securities. As a matter of fundamental policy, under normal market conditions, at least 80% of the Tax-Free Fund's total assets will be invested in Municipal Securities.

                                       37       PROSPECTUS--Institutional Shares

The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in high-quality money market instruments, including Municipal Securities, bankers' acceptances, certificates of deposit, time deposits, and other instruments deemed to be of comparable high quality as determined by the Board of Trustees.

The Tax-Free Fund may invest up to 20% of its total assets in obligations the interest on which is either subject to federal income taxation or treated as a preference item for purposes of the federal alternative minimum tax ("Taxable Obligations"). If the Investment Adviser deems it appropriate for temporary defensive purposes, the Tax-Free Fund may increase its holdings in Taxable Obligations to over 20% of its total assets and may also hold uninvested cash reserves pending investment. Taxable Obligations may include obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (some of which may be subject to repurchase agreements), certificates of deposit and bankers' acceptances of selected banks, and commercial paper meeting the Tax-Free Fund's quality standards for tax-exempt commercial paper (as described below). These obligations are described further in the Statement of Additional Information.

As a money market fund, each Money Market Fund invests exclusively in United States dollar-denominated instruments which the Board of Trustees of the Group and the Investment Adviser determine present minimal credit risks and which at the time of acquisition are (a) U.S. government securities, (b) money market fund shares, or (c) rated by at least two NRSROs or by the only NRSRO providing a rating in one of the two highest rating categories for short-term debt obligations or, if unrated, which the Investment Adviser deems to be of comparable quality. In addition, each of the U.S. Government Obligations Fund, the Prime Obligations Fund and the Treasury Fund diversifies its investments so that, except for United States government securities and certain other exceptions, not more than 5% of its total assets is invested in the securities of any one issuer, not more than 5% of its total assets is invested in securities of all issuers rated by an NRSRO or NRSROs (in accordance with SEC regulations) at the time of investment in the second highest rating category for short-term debt obligations or deemed to be of comparable quality to securities rated in the second highest rating category for short-term debt obligations (either referred to as "Second Tier Securities") and not more than the greater of 1% of total assets or $1 million is invested in the Second Tier Securities of one issuer. All securities or instruments in which a Money Market Fund invests have remaining maturities of 397 calendar days (13 months) or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). The dollar-weighted average maturity of the obligations in a Money Market Fund will not exceed 90 days.

The Prime Obligations Fund and, within the limitations described above, the U.S. Government Obligations Fund may invest in commercial paper and other short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest rating categories assigned by at least two NRSROs or by the only NRSRO providing a rating or, if not rated, which the Investment Adviser deems to be of comparable quality. For a description of the rating categories of the NRSROs, see the Appendix to the Statement of Additional Information. The Prime Obligations Fund may also invest in CCP, Europaper, bankers' acceptances, certificates of deposit and time deposits.

Variable amount master demand notes in which the U.S. Government Obligations Fund, the Prime Obligations Fund and certain other Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and that provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

PROSPECTUS--Institutional Shares       38

Each of the Money Market Funds may acquire securities that are subject to demand features (generally, a feature permitting the holder of the security at specified intervals to sell the security at an exercise price equal to the approximate market cost plus accrued interest). The demand feature may be issued by the issuer of the underlying security or a dealer in the securities or by another third party. The Money Market Funds use these arrangements to provide liquidity and not to protect against changes in the market value of the underlying securities. The bankruptcy, receivership, or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security. Demand features that are exercisable after a payment default on the underlying security may be treated as a form of credit enhancement.

Certain of the Money Market Funds' permitted investments may have received credit enhancement by a guaranty, letter of credit, or insurance. The Money Market Funds may evaluate the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the entity providing the credit enhancement, rather than the issuer. The bankruptcy, receivership, or default of an entity providing credit enhancement may adversely affect the quality and marketability of the underlying security.

Consistent with the requirements of Rule 2a-7 adopted under the 1940 Act, each of the Money Market Funds will limit its investment, with respect to 75% of its assets, to no more than 10% of its total assets in securities issued by or subject to demand features or guarantees of a single issuer. With respect to the remaining 25% of a Money Market Fund's assets, the Fund may invest in securities subject to demand features or guarantees from, or directly issued by, one or more institutions, provided they are rated in the highest rating category assigned by an NRSRO and are issued by a "Non-Controlled Person," as defined in the Rule. In addition, a demand feature or guarantee may be acquired by a Money Market Fund only if not more than 5% of the Fund's total assets are invested in demand features, guarantees or securities issued by the provider of the demand feature or guarantee that are rated in the second highest short-term rating category assigned by an NRSRO or NRSROs (in accordance with Rule 2a-7).

Each of the Money Market Funds intends to follow the operational policies described above, as well as other non-fundamental policies that will enable the Fund to comply with the laws and regulations applicable to money market mutual funds, particularly Rule 2a-7 under the 1940 Act. Each of the Money Market Funds shall determine the effective maturity of its investments, the applicable credit rating of securities, and adequate diversification by reference to Rule 2a-7. Each of the Money Market Funds may change its operational policies to reflect changes in the laws and regulations applicable to money market mutual funds without shareholder approval.

The Tax-Free Fund may acquire zero coupon obligations, which have greater price volatility than coupon obligations and which will not result in the payment of interest until maturity. Additionally, the Tax-Free Fund, within the limitations described above and subject to the quality standards for tax-exempt commercial paper described below, may invest in commercial paper.

Although the Tax-Free Fund presently does not intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities which are related in such a way that an economic, business, or political development or change affecting one such security would likewise affect the other Municipal Securities. Examples of such securities are obligations the repayment of which is dependent upon similar types of projects or projects located in the same state. Such investments would be made only if deemed necessary or appropriate by the Investment Adviser. To the extent that the Tax-Free Fund's assets are concentrated in Municipal Securities that are so related, the Tax-Free Fund will be subject to the peculiar risks presented by such Municipal Securities, such as negative developments in a particular industry or state, to a greater extent than it would be if the Tax-Free Fund's assets were not so concentrated.

                                       39       PROSPECTUS--Institutional Shares

MONEY MARKET FUNDS
See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES
-Complex Securities            -Foreign Securities            -Government Obligations
     (except Treasury Fund)    -Guaranteed Investment         -Lending Portfolio Securities
                               Contracts
-Municipal Securities          (Prime Obligations Fund only)  -Portfolio Turnover
     (except Treasury Fund)    -Private Activity Bonds        -Put and Call Options
-Repurchase Agreements         (Tax-Free Fund only)           (Tax-Free Fund only)
-Reverse Repurchase            -When-Issued and Delayed-      -Restricted Securities
  Agreements
     and Dollar Roll           Delivery Transactions          (except Treasury Fund)
       Agreements

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase, reverse repurchase or dollar roll agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements, reverse repurchase agreements and dollar roll agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by the Investment Adviser, and in the case of the International Fund and Balanced Allocation Fund, Gulfstream, in the management of each of the Funds (with the exception of the Treasury Fund) involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they represent substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the Funds, with the exception of the Money Market Funds and the Tax-Free Income Funds, may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the

PROSPECTUS--Institutional Shares       40
relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

No Fund intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

The International Fund invests primarily in the securities of foreign issuers. The Balanced Allocation Fund may invest up to 20% of its total assets in foreign securities. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and Equity Income Fund may invest in foreign securities as permitted by their respective investment policies. Each of the Bond Fund and Limited Maturity Bond Fund may invest up to 25% of its net assets in foreign securities either directly or through the purchase of ADRs and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in CCP, and in Europaper. The Government Income Fund, the U.S. Government Obligations Fund, the Prime Obligations Fund and the Tax-Free Fund may invest in foreign securities by purchasing: Eurodollar certificates of deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks outside the U.S.; Eurodollar time deposits ("ETD"), which are U.S.

                                       41       PROSPECTUS--Institutional Shares
dollar-denominated deposits in a foreign branch of a U.S. or foreign bank; Canadian time deposits ("CDs"), which are essentially the same as ETDs, except that they are issued by Canadian offices of major Canadian banks; Yankee certificates of deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank but held in the U.S.; CPC, and Europaper.

Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S. domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.

The conversion of the eleven member states of the European Union to a common currency, the "euro", is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted

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into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuer's stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depository Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. The International Fund and Balanced Allocation Fund may also invest in EDRs, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and assigned for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the Growth Funds and Growth and Income Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURES CONTRACTS

The Growth Funds, the Growth and Income Funds, the Income Funds and the Municipal Bond Fund may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund

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can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising of the option at any time during the option period.

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

The U.S. Government Obligations Fund will invest primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. Subject to the investment parameters described above, each of the remaining Funds may also invest in such obligations. The Treasury Fund, however, will invest exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such securities.

The types of U.S. government obligations in which each of these Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The Funds which may invest in these government obligations will invest in the obligations of such agencies or instrumentalities only when the Investment Adviser believes that the credit risk with respect thereto is minimal.

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GUARANTEED INVESTMENT CONTRACTS

The Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund may invest in GICs. When investing in GICs, the Bond Fund, the Limited Maturity Bond Fund and the Prime Obligations Fund make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The Bond Fund and the Limited Maturity Bond Fund may invest in GICs of insurance companies without regard to the ratings, if any, assigned to such insurance companies' outstanding debt securities. The Prime Obligations Fund may only invest in GICs that have received the requisite ratings by one or more NRSROs, see "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Funds" in this Prospectus. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment. For each of the Bond Fund and Limited Maturity Bond Fund, no more than 15% of its total assets will be invested in instruments which are considered to be illiquid. For the Prime Obligations Fund, no more than 10% of its total assets may be invested in instruments which are considered to be illiquid. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

MEDIUM-GRADE SECURITIES

Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Bond Fund may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

MORTGAGE-RELATED SECURITIES

The Government Income Fund intends to invest up to 80% of the value of its total assets in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. However, the Government Income Fund may invest greater amounts as conditions warrant. Each of the remaining Funds, except the International Fund, may also invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the Balanced Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjusted-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are

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sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the litigation is repaid. The opposite is true for pass-throughs purchased at a discount. The Fund may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

The Government Income Fund also may invest up to 35% of its total assets in mortgage-related securities issued by non-governmental entities and in other securities described below. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issues also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities,
PROSPECTUS--Institutional Shares       46
private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Government Income Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Investment Adviser determines that the securities meet the Government Income Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Government Income Fund will not purchase mortgage-related securities or any other assets which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of the value of the Government Income Fund's total assets will be illiquid.

Mortgage-related securities in which the above-named Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

The Government Income Fund expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Investment Adviser will, consistent with the Government Income Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

MUNICIPAL SECURITIES

The two principal classifications of Municipal Securities (Michigan Municipal Securities, in the case of the Michigan Bond Fund) which may be held by the Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund, Michigan Bond Fund, Prime Obligations Fund, U.S. Government Obligations Fund and Tax-Free Fund are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class

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of facilities or, in some cases, from proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Municipal Bond Fund and Michigan Bond Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

The above-named Funds may also invest in "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Each of the above-named Funds invests primarily in Municipal Securities which are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or in the highest rating category assigned by an NRSRO in the case of notes, tax-exempt commercial paper or variable rate demand obligations. These Funds may also purchase Municipal Securities which are unrated at the time of purchase but determined to be of comparable quality by the Investment Adviser pursuant to guidelines approved by the Group's Board of Trustees. The Money Market Funds may invest in Municipal Securities only in compliance with the requirements of Rule 2a-7 under the 1940 Act, which generally requires that they invest only in securities rated in the two highest rating categories assigned by an NRSRO (with no more than 5% of their assets invested in the second highest rating category). The applicable Municipal Securities ratings are described in the Appendix to the Statement of Additional Information. For a discussion of debt securities rated within the four highest rating categories assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium Grade Securities."

Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Municipal Securities and Michigan Municipal Securities purchased by the Tax-Free Income Funds may include rated and unrated variable and floating rate tax-exempt notes. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Tax-Free Income Funds will be determined by the Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Funds' investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate note. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to the Tax-Free Income Funds will approximate their par value. The Tax-Free Income Funds will not purchase variable and floating rate notes or any other securities which in the Investment Adviser's opinion are illiquid if, as a result, more than 15% of either Tax-Free Income Fund's total assets will be illiquid.

SPECIAL RISK CONSIDERATIONS APPLICABLE TO THE MICHIGAN MUNICIPAL BOND FUND

The economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.

In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment
PROSPECTUS--Institutional Shares       48
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increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

OTHER MUTUAL FUNDS

Each of the Funds, except the Money Market Funds, may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate.

Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.

PRIVATE ACTIVITY BONDS

The Tax-Free Income Funds and the Tax-Free Fund may invest in private activity bonds. It should be noted that the Tax Reform Act of 1986 substantially revised provisions of prior federal law affecting the issuance and use of proceeds of certain tax-exempt obligations. A new definition of private activity bonds applies to many types of bonds, including those which were industrial development bonds under prior law. Any reference herein to private activity bonds includes industrial development bonds. Interest on private activity bonds is tax-exempt (and such bonds will be considered Municipal Securities for purposes of this Prospectus) only if the bonds fall within certain defined categories of qualified private activity bonds and meet the requirements specified in those respective categories. If a Fund invests in private activity bonds which fall outside these categories, shareholders may become subject to the federal alternative minimum tax on that part of the Fund's distributions derived from interest on such bonds. The Tax Reform Act generally did not change the federal tax treatment of bonds issued to finance government operations. For further information relating to the types of private activity bonds which will be included in income subject to the federal alternative minimum tax, see "ADDITIONAL INFORMATION -- Additional Tax Information Concerning the Tax-Free Fund, the Municipal Bond Fund and the Michigan Bond Fund" in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the Growth Funds, the Growth and Income Funds, the Income Funds and the Tax-Free Income Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each Fund may so engage in writing call options from time to time as the Investment Adviser or Gulfstream, as the case may be with respect to the Balanced Allocation Fund or International Fund, deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has rewritten). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the optionholder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that a Fund will cause the underlying value of portfolio securities and currencies subject to such options to exceed 50% of its net assets, and with respect to each of the Balanced Allocation Fund and International Fund, 20% of its net assets.

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Each of the Growth Funds, the Growth and Income Funds and the Government Income
Fund, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by improvements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

In addition, each of the Tax-Free Fund and the Tax-Free Income Funds may acquire "puts" with respect to Municipal Securities (or Michigan Municipal Securities, as the case may be), held in its portfolio. Under a put, such Fund would have the right to sell a specified Municipal Security (or Michigan Municipal Security, as the case may be) within a specified period of time at a specified price. A put would be sold, transferred, or assigned only with the underlying security. Each of the Tax-Free Fund and the Tax-Free Income Funds will acquire puts solely either to facilitate portfolio liquidity, shorten the maturity of the underlying securities, or permit the investment of its funds at a more favorable rate of return. Each of the Tax-Free Fund and the Tax-Free Income Funds expects that it will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Fund may pay for a put either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

REPURCHASE AGREEMENTS

Securities held by a Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the Funds, with the exception of the Treasury Fund, may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which
PROSPECTUS--Institutional Shares       50
is afforded by Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the Board of Trustees of the Group, First of America may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. For each of the Non-Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. For each of the Money Market Funds, a Fund may not invest in additional illiquid securities if, as a result, more than 10% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS


Each of the Funds may borrow money by entering into reverse repurchase agreements and, in the case of the Income Funds and the Tax-Free Income Funds, dollar roll agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. Dollar roll agreements utilized by the Income Funds and Tax-Free Income Funds are identical to reverse repurchase agreements except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements and dollar roll agreements, see "INVESTMENT OBJECTIVES AND
POLICIES -- Additional Information on Portfolio Instruments -- Reverse Repurchase Agreements and Dollar Roll Agreements" in the Statement of Additional Information.


WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a

                                       51       PROSPECTUS--Institutional Shares

Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund s liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The Funds intend only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each Fund except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, has determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

Because the Money Market Funds intend to invest primarily in securities with maturities of less than one year (although each may invest in securities with maturities of up to 13 months) and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes. For portfolio turnover rates for each of the Non-Money Market Funds, see "FINANCIAL HIGHLIGHTS." The Balanced Allocation Fund does not expect that its turnover rate with respect to that portion of its portfolio invested in (i) common stocks and securities convertible into common stocks and (ii) other investments will exceed 200% and 200%, respectively.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in additional tax consequences to a Fund's shareholders. (See "Dividends and Taxes".) Portfolio turnover will not be a limiting factor in making investment decisions.

PROSPECTUS--Institutional Shares       52

INVESTMENT RESTRICTIONS

Each Fund is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

THE FOLLOWING INVESTMENT RESTRICTIONS APPLY TO ALL FUNDS EXCEPT THE U.S. GOVERNMENT OBLIGATIONS FUND AND THE TREASURY FUND:

No Non-Money Market Funds, with the exception of the Michigan Bond Fund, may:

        Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

No Fund may:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

        (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments, or in the case of the Prime Obligations or Tax-Free Funds, domestic bank obligations and repurchase agreements secured by such obligations;

        (b) wholly-owned finance companies will be considered to be in the industries of the their parents if their activities are primarily related to financing the activities of the parents;

        (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

        (d) personal credit and business credit businesses will be considered separate industries.

2. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

The following investment restrictions apply to the U.S. Government Obligations Fund and the Treasury Fund:

Neither of the Funds may:

        Purchase securities of any one issuer, other than obligations issued or Guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 50% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                                       53       PROSPECTUS--Institutional Shares

Irrespective of the investment restriction above, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to above under the caption "INVESTMENT OBJECTIVES AND POLICIES -- The Money Market Funds."

For purposes of the investment limitations above, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security and, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user.

Neither of the Funds will:

1. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that:

        (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities;

        (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and

        (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

2. (a) Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 10% of its total assets at the time of borrowing (and provided that such bank borrowings, reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third-of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgage, pledge or hypothecate any assets except in connection with a bank borrowing, in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

        (b) enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements; and

        (c) issue senior securities except as permitted by the 1940 Act or any rule, order or interpretation thereunder.

3. Make loans, except that a Fund may Purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements.

For purposes of investment limitation number 1 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.

The following additional investment restriction may be changed without the vote of a majority of the outstanding shares of a Fund.

Each Fund will not:

1. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid. In
PROSPECTUS--Institutional Shares       54
addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry.

In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.


Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.



In addition to the above investment restrictions, the Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.


MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

IMC, formerly named First of America Investment Corporation ("First of America"), serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). Prior to such time, the investment adviser of the Funds was an indirect wholly owned subsidiary of First of America Bank Corporation ("FOA"). As of December 31, 1997, First of America managed over $16 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. As of December 31, 1997, NCC had over $55 billion in assets. As a result of the NCC and FOA merger National City Corporation had assets of over $81 billion as of June 30, 1998. IMC reflects a combination of National City Bank's investment management group and First of America. In connection with this combination, various portfolio management changes were made. IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or, with respect to the International Fund and the Balanced Allocation Fund, through Gulfstream, furnishes a continuous investment program for each Fund and makes investment decisions on behalf of each Fund.

IMC utilizes a team approach to the investment management of the funds, with professionals working as teams to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.

IMC has established investment management teams by market segment: equities and fixed income instruments. Within the equities segment, teams have been formed based on style -- growth or value -- and market capitalization.


The Equity Growth Group is comprised of the Small Capitalization Growth Team, the Mid Capitalization Growth Team and the Large Capitalization Growth Team. The Small Capitalization Growth Team manages the Parkstone Small Capitalization Fund. The Mid Capitalization Growth Team manages the Parkstone Mid Capitalization Fund. The Large Capitalization Growth Team manages the Parkstone Large Capitalization Fund. The Large Capitalization Value Team manages the Parkstone Equity Income Fund.


                                       55       PROSPECTUS--Institutional Shares

The investment management teams within IMC and Gulfstream share the management duties of the Balanced Allocation Fund. The teams manage their respective segment allocation within the fund, according to their areas of specification.

The Fixed Income Team of IMC manages the Income and Tax-Free Income Funds.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from the Large Capitalization Fund, computed daily and paid monthly, at the annual rate of 0.80% of the Fund's average daily net assets. For its services in connection with each of the Small Capitalization Fund, Mid Capitalization Fund, Equity Income Fund and Balanced Allocation Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.00% of the applicable Fund's average daily net assets. For its services in connection with the International Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 1.25% of the first $50 million of the International Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million and 1.05% of average daily net assets above $400 million. For its services in connection with each Income Fund and Tax-Free Income Fund, the Investment Adviser's fee is computed daily and paid monthly at the annual rate of 0.74% of each Income Fund's and Tax-Free Income Fund's average daily net assets. For its services in connection with the Money Market Funds, the Investment Adviser's fee is computed daily and paid monthly, at the annual rate of 0.40% of each Money Market Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Fund and to manage the investment and reinvestment of those assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the International Fund's assets and the applicable portion of the Balanced Allocation Fund, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to the International Fund's investments in the United States. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long-term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Fund's average daily net assets and the average daily net assets of the Balanced Allocation Fund which are invested in foreign-securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996 exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that, as a limited Partner, the Investment
PROSPECTUS--Institutional Shares       56

Adviser does not possess management authority or response for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.


As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional investment company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 23 years of investment experience and 11 years of international investment experience.


For further information regarding the relationship between Gulfstream and the Investment Adviser, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.

YEAR 2000 RISKS

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each Fund of the Group. IMC serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc. a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of: a fee computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets; or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located at One Freedom Valley Drive, Oaks, Pennsylvania 19456. It acts as agent for the Funds in the distribution of their shares, and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each Fund will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current

                                       57       PROSPECTUS--Institutional Shares
shareholders, outside auditing and legal administration fees, legal expenses, advisory fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders, reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distribution of materials such as shareholder reports, prospectuses and proxies to current shareholders Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

National City Bank, an affiliate of the Investment Adviser, serves as the custodian of the Group's assets pursuant to a Custodian Services Agreement dated as of July 24, 1998. Union Bank of California serves as a custodian for the International Discovery Fund pursuant to a Custodian Agreement dated July 31, 1995. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolio's first $100 million of average daily net assets, .010% of each portfolio's next $650 million of average daily net assets and .008% of the average daily net assets of each portfolio which exceed $750 million. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8590, Boston, Massachusetts 02266-8590. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's Administrator), BISYS Ohio is considered to be an affiliated person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INSTITUTIONAL SHARES

Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer. Institutional Shares of the Michigan Bond Fund may only be sold in those states where the Fund has filed the required notification documents, currently only Colorado, District of Columbia, Florida, Georgia, Hawaii, Illinois, Indiana, Michigan, Mississippi, New Jersey, Ohio and Virginia.

Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial

PROSPECTUS--Institutional Shares       58
institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.


Institutional Shares of each Fund are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of any of the Funds will be effected only on a Business Day (as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of all Funds, except the Money Market Funds, are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Treasury and Tax-Free Funds purchased before 1 p.m., Eastern Time, will begin earning dividends on the same Business Day. Institutional Shares of the Prime Obligations Fund and the U.S. Government Obligations Fund purchased before 3:00 p.m. Eastern Standard Time begin earning dividends on the same Business Day. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.


An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED". Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares. The Group will not accept third-party checks under any circumstance.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemptions of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the Funds will not be issued.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED". Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in

                                       59       PROSPECTUS--Institutional Shares
that account falls below that minimum, the customer's Institutional Shares may be redeemed to the extent necessary to maintain the required minimum balance.


Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, receipts from financial institutions for next day payments upon redemption of Institutional Shares except the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m., (Eastern Time), on a Business Day or, if received after 4:00 p.m., (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.



Also to the greatest extent possible, requests for same day by payments upon redemption of Institutional Shares of the Money Market Funds will be honored if the request for redemption is received by the Transfer Agent before 1:00 p.m., (Eastern Time) for the Treasury and Tax-Free Funds and 3:00 p.m. (Eastern Time) for the Prime Obligations and U.S. Government Obligations Funds, on a Business Day or, if received after 1:00 p.m. or 3:00 p.m. (Eastern Time) for the respective funds, on the next Business Day, unless it would be disadvantageous to the Group or the shareholder of a Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.


See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the Funds, with the exception of the Money Market Funds, is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time) (with respect to the Non-Money Market Funds, the "Valuation Time"). The net asset value of the Institutional Shares of the Treasury and Tax-Free Funds is determined and the shares are priced as of 1:00 p.m. (Eastern Time) and as of the close of trading on the NYSE on each Business Day (with respect to these Funds, the "Valuation Times"). The net asset value of the Institutional Shares of the Prime Obligations and U.S. Government Obligations Funds is determined and the shares are priced as of 3:00 p.m. Eastern Time and as of the close of trading on the NYSE on each Business Day. A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class.

The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes. However, the assets in each Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the SEC regarding the use of the amortized cost method, each Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although the Group seeks to maintain each Money Market Fund's net asset value per share at $1.00, there can be no assurance that net asset value will not vary.

PROSPECTUS--Institutional Shares       60

The securities in each Fund except the Money Market Funds will be valued at the last quoted sale price for a given day. For the Income Funds, Tax-Free Income Funds, and the fixed income securities of the Balanced Allocation Fund, if a sale is not reported for that day, shares are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations readily available are valued at the mean between the most recent bid and asked prices. With respect to the Income Funds, other securities, and temporary cash investments acquired more than 60 days from maturity are valued at the mean between quoted bid and asked prices. With respect to the Growth Funds and the Equity Income Fund, if a sale is not reported for that day, shares are priced at the last bid quotation. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.


Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

DIVIDENDS AND TAXES

GENERAL


Net income for each Fund is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly, except for the Money Market Funds which declare dividends daily and pay them monthly. On or about November 30, 1998, dividends for the Income Funds and the Tax-Free Income Funds, if any, will be declared on a daily basis and paid on a monthly basis. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Growth Funds, Growth and Income Funds, Income Funds and Money Market Funds (other than the Tax-Free Fund) will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year. Although the Tax-Free Income Funds and Tax-Free Fund do not intend to earn any investment company taxable income, they intend to distribute substantially all of their net tax-exempt income (such distributions are known as "exempt-interest dividends") each taxable year. Exempt-interest dividends may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code unless under the circumstances applicable to the particular shareholder

                                       61       PROSPECTUS--Institutional Shares
the exclusion would be disallowed. See the Statement of Additional Information under "Additional Information Concerning Taxes."

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares. The Tax-Free Income Funds and Money Market Funds do not intend to earn any net long-term capital gains.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Group's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

Taxes may be imposed on the Funds, particularly the Balanced Allocation Fund and International Fund, by foreign countries with respect to income received on foreign securities. If more than 50% of the value of a Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes it paid as paid by its shareholders. In this case, shareholders generally will be required to include in income their pro rata share of such taxes, but will then be entitled to claim a credit or deduction for their share of such taxes. However, a particular shareholder's ability to utilize such a credit will be subject to certain limitations imposed by the Code. The Funds will report to their shareholders each year the amount, if any, of foreign taxes per share that they have elected to have treated as paid by their shareholders.

THE MUNICIPAL BOND FUND, THE MICHIGAN BOND FUND AND THE TAX-FREE FUND (THE "EXEMPT FUNDS")

If the Exempt Funds hold certain private activity bonds, shareholders must include as an item of tax preference for purposes of the federal alternative minimum tax that portion of dividends paid by these Funds derived from interest on such bonds. Shareholders receiving Social Security or certain other retirement payments should note that all exempt-interest dividends will be taken into account in determining the taxability of such benefits.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Exempt Funds generally will not be deductible for federal income tax purposes.

Distributions by the Michigan Bond Fund to holders of shares who are subject to the Michigan personal income tax and/or single business tax will not be subject to the Michigan personal income tax, single business tax or any Michigan city income tax to the extent that the distributions are attributable to income

PROSPECTUS--Institutional Shares       62
received by the Michigan Bond Fund as interest from Michigan Municipal Securities or to the extent that the distributions are attributable to interest income and gains from the sale or disposal of United States obligations exempted from state taxation by the United States Constitution, treaties, and statutes. However, some or all of the other distributions by the Michigan Bond Fund may be taxable by the State of Michigan or subject to applicable city income taxes, even if the distributions are attributable to income of the Michigan Bond Fund derived from obligations of the United States or its agencies and instrumentalities. In addition, to the extent that a shareholder of the Michigan Bond Fund is obligated to pay state or local taxes outside of Michigan, dividends earned by an investment in the Michigan Bond Fund may represent taxable income. Investments held in the Michigan Bond Fund by a Michigan resident are not subject to the Michigan intangible personal property tax to the extent that the investments are attributable to bonds or other similar obligations of the State of Michigan or a political subdivision thereof, or obligations of the United States.

The Michigan Department of Treasury in a 1986 Revenue Administrative Bulletin has taken the position that the tax attributes of the securities held by a mutual fund flow through to the investors. Based on this position, the Michigan Department of Treasury has stated that mutual fund distributions attributable to interest from the fund's investment in direct U.S. government securities, as well as Municipal Securities, will not be subject to the Michigan personal income tax. The Michigan Department of Treasury also has stated that an owner of a share of a mutual fund will not be subject to intangible personal property tax to the extent that the pro rata share of the securities underlying the mutual fund would be exempt.

For Michigan personal income tax and intangible personal property tax purposes, taxable distributions from investment income and short-term capital gains, if any, are taxable as ordinary income, whether received in cash or additional shares, and are subject to the Michigan intangible personal property tax and to applicable Michigan city income taxes. Business tax, a modified value added tax, is computed by applying the tax rate to a tax base determined by making certain adjustments to federal taxable income. Taxable distributions from investment income and gains, if any, may be included in federal taxable income or may comprise one of the adjustments made to the tax base. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer attributable to any gain realized from the sale, exchange or other disposition of Michigan Municipal Securities may be included in the Michigan single business taxpayer's adjusted tax base for purposes of the Michigan single business tax to the extent included in federal taxable income. Distributions of cash, other property or additional shares by the Michigan Bond Fund to a Michigan single business taxpayer are not subject to the Michigan single business tax to the extent that the distributions are attributable to interest income from and any gain realized from the sale, exchange or other disposition of U.S. securities. Taxable long-term capital gain distributions are taxable as long-term capitals gains for Michigan purposes irrespective of how long a shareholder has held the shares, except that such distributions reinvested in shares of the Michigan Bond Fund are exempt from the Michigan intangible personal property tax.

MISCELLANEOUS

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above in certain respects.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

PERFORMANCE INFORMATION

From time to time, performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder

                                       63       PROSPECTUS--Institutional Shares
reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in a Fund will be calculated for the period since the establishment of the Funds and will reflect the imposition of the maximum sales charge, if any. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gain distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the Funds may represent their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period (the maximum offering price per share). The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the Funds. Because of differences in the fees and/or expenses borne by different classes of shares of the Funds, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those established by various services including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in resorts to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

TELEPHONE ACCESS

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through an Automated Voice Response System 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

PROSPECTUS--Institutional Shares       64

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares, and Institutional Shares. Each share represents an equal proportionate interest in a Fund which is entitled to such dividends and other shares of the same Fund, and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of September 1, 1998, National City Corporation, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment owner with respect to more than 25% of the shares of each of the Funds, and therefore may be presumed to control each Fund within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A Shares and Investor B Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. Investor A Shares have distribution fees. Investor B Shares have distribution and service fees. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of shares, call the Group at (800) 451-8377.

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City Bank serves as the Group's Custodian and is affilated with IMC, the Group's Investment Adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


                                       65       PROSPECTUS--Institutional Shares

The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8590, Boston, MA 02266-8590, or by calling toll-free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Institutional Shares       66

THE PARKSTONE GROUP OF FUNDS
Board of Trustees

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.


President

Executive Vice President,
  National City Corporation
Chairman, President and

  Chief Executive

  Officer, NatCity
  Investments, Inc.

LEIGH CARTER
Retired President and
  Chief Operating Officer

  B.F.Goodrich Company

Director:
Kirtland Capital Corporation
Morrison Products

JOHN F. DURKOTT
President and Chief
  Operating Officer,
  Kittle's Home Furnishings
  Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
  and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
  Carol Martin Gatton College
  of Business and Economics,
  University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
  General Counsel, Eaton
  Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,

  Whayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8590
Boston, MA 02266

CUSTODIAN
National City Bank
4100 West 150th Street
Cleveland, Ohio 44135

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

--------------------------------------------------------------------------------

                                 THE PARKSTONE
                                 GROUP OF FUNDS
                              INSTITUTIONAL SHARES
--------------------------------------------------------------------------------

                              THE LIFEWORKS FUNDS
                     PARKSTONE CONSERVATIVE ALLOCATION FUND
                       PARKSTONE BALANCED ALLOCATION FUND
                      PARKSTONE AGGRESSIVE ALLOCATION FUND


                      Prospectus dated September 18, 1998


                            [PARKSTONE MUTUAL FUNDS]

                           -------------------------
                                NOT FDIC INSURED

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

THE PARKSTONE GROUP OF FUNDS


INSTITUTIONAL SHARES                         PROSPECTUS DATED SEPTEMBER 18, 1998

Parkstone Conservative Allocation Fund
Parkstone Balanced Allocation Fund
Parkstone Aggressive Allocation Fund

                                                  For more information call:
                                                  (800) 451-8377
                                                  or write to:
                                                  One Freedom Valley Drive
                                                  Oaks, Pennsylvania 19456


The funds listed above are three of the currently offered series (the "Funds") of The Parkstone Group of Funds (the "Group") which offer Institutional Shares. This Prospectus explains concisely what you should know before investing in the Institutional Shares of the Funds listed above. Please read it carefully and keep it for future reference. Institutional Shares are currently offered only to accounts that have a fiduciary or agency relationship with a financial institution. You can find more detailed information about the Funds in the September 18, 1998 Statement of Additional Information, as amended from time to time. For a free copy of the Statement of Additional Information or other information, contact the Group at the number specified above. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated into this Prospectus by reference.



SHARES OF THE GROUP ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, NATIONAL CITY INVESTMENT MANAGEMENT COMPANY, ITS PARENT COMPANY OR ANY OF ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY OR STATE. INVESTMENT IN THE GROUP INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                           PROSPECTUS--Parkstone LifeWorks Funds

TABLE OF CONTENTS


                                                              PAGE
PROSPECTUS SUMMARY..........................................    4
FEE TABLES..................................................    5
FINANCIAL HIGHLIGHTS........................................    6
INVESTMENT OBJECTIVES AND POLICIES..........................    9
PARKSTONE LIFEWORKS FUNDS...................................    9
RISK FACTORS AND INVESTMENT TECHNIQUES......................   11
INVESTMENT RESTRICTIONS.....................................   20
MANAGEMENT OF THE FUNDS.....................................   21
HOW TO BUY INSTITUTIONAL SHARES.............................   24
HOW TO REDEEM YOUR INSTITUTIONAL SHARES.....................   25
HOW SHARES ARE VALUED.......................................   26
DIVIDENDS AND TAXES.........................................   26
PERFORMANCE INFORMATION.....................................   28
TELEPHONE ACCESS............................................   29
GENERAL INFORMATION.........................................   29


PROSPECTUS--Parkstone LifeWorks Funds   2

The Parkstone Group of Funds (the "Group") is an open-end management investment company which, as of the date of this Prospectus, offers to the public eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. These Funds enable the Group to meet a wide range of investment needs.

This Prospectus relates only to the Institutional Shares of the following Funds:

      Parkstone Conservative Allocation Fund (the "Conservative Allocation
        Fund")
      Parkstone Balanced Allocation Fund, formerly known as the Parkstone
        Balanced Fund (the "Balanced Allocation Fund")
      Parkstone Aggressive Allocation Fund (the "Aggressive Allocation Fund")

For convenience of reference, the above Funds are sometimes collectively referred to as the "LifeWorks Funds."

The Board of Trustees of the Group has divided beneficial ownership of each Fund into an unlimited number of transferable units called shares. Most Funds of the Group offer multiple classes of shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares, while the Balanced Allocation Fund offers Investor A Shares, Investor B Shares and Institutional Shares. This Prospectus describes Institutional Shares of each of the LifeWorks Funds. Interested persons who wish to obtain a copy of any of the Group's other Prospectuses or a copy of the Group's most recent Annual Report may contact the Group at the telephone number shown above.

The investment objectives of the LifeWorks Funds are described in this Prospectus and are summarized in the Prospectus Summary. National City Investment Management Company, Cleveland, Ohio ("IMC" or the "Investment Adviser"), acts as the investment adviser to each of the LifeWorks Funds. To provide investment advisory services for the LifeWorks Funds for investments in foreign securities, IMC has entered into a sub-investment advisory agreement with Gulfstream Global Investors, Ltd., Dallas, Texas ("Gulfstream" or the "Subadviser").

                                        3  PROSPECTUS--Parkstone LifeWorks Funds

PROSPECTUS SUMMARY

Shares Offered

This Prospectus relates to Institutional Shares of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

These Funds represent three separate investment portfolios of The Parkstone Group of Funds, a Massachusetts business trust which is registered as an open-end, management investment company.

Purchase and Redemption of Shares

The public offering price of Institutional Shares of each Fund is equal to the net asset value per share. There are no initial or contingent deferred sales charges on Institutional Shares. Shares may be purchased through procedures established by the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"). Shareholders may redeem their shares by contacting their trust administrator or financial consultant responsible for the account. See "HOW TO BUY INSTITUTIONAL SHARES," "HOW TO REDEEM INSTITUTIONAL SHARES" and "HOW SHARES ARE VALUED."

Minimum Purchase


There is no minimum requirement for individual shareholders on whose behalf the financial institutions are purchasing Institutional Shares.


Investment Objectives

The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth.

Investment Policies

Under normal market conditions, each Fund will invest in various types or classes of securities, including all types of common stocks, fixed income securities and securities convertible into common stocks. The emphasis of investment in each type of security varies among the LifeWorks Funds as described in this Prospectus.

Risk Factors and Special Considerations

An investment in a mutual fund such as any of the Funds involves a certain amount of risk and may not be suitable for all investors. In addition, some investment policies of the Funds may entail certain risks. See "RISK FACTORS AND INVESTMENT TECHNIQUES."

Management of the Funds

IMC serves as investment adviser, and, with respect to a portion of the Funds, Gulfstream serves as subadviser. IMC also serves as sub-administrator. BISYS Fund Services, L.P. ("BISYS"), a partnership owned by The BISYS Group, Inc., serves as administrator, (the "Administrator"). BISYS Fund Services Ohio, Inc. and Union Bank of California ("BISYS Ohio") serves as fund accountant. National City Bank, an affiliate of IMC, (the "Custodians") serve as custodians. State Street Bank and Trust Company ("State Street" or the "Transfer Agent") serves as transfer agent and dividend disbursing agent.

Dividends and Taxes

Dividends from net income are declared and paid, if at all, on a monthly basis. Net realized capital gains are distributed at least annually. Each of the Funds is treated as a separate entity for federal tax purposes and intends to qualify as a "regulated investment company." Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

PROSPECTUS--Parkstone LifeWorks Funds   4

FEE TABLES (INSTITUTIONAL SHARES)

SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Charge (as a percentage of the offering
  price)....................................................    None
Sales Charge on Reinvested Distributions....................    None
Deferred Sales Charge on Redemptions........................    None
Redemption Fees(1)..........................................    None
Exchange Fees...............................................    None

---------------

(1) Although no such fee is currently in place, the Transfer Agent has reserved the right in the future to charge a fee for wire transfers of redemption proceeds.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                  TOTAL
                                    MANAGEMENT            12B-1              OTHER              OPERATING
                                     EXPENSES             FEES               FEES                EXPENSES
                                  (AFTER WAIVER,     (AFTER WAIVER,     (AFTER WAIVER,        (AFTER WAIVER,
                                 IF APPLICABLE)(2)   IF APPLICABLE)    IF APPLICABLE)(2)   IF APPLICABLE)(2)(3)
                                 -----------------   ---------------   -----------------   --------------------
Conservative Allocation Fund...        0.70%              0.00%              0.37%                 1.07%
Balanced Allocation Fund.......        0.75%              0.00%              0.37%                 1.12%
Aggressive Allocation Fund.....        0.85%              0.00%              0.45%                 1.30%

---------------

(2) After voluntary expense reductions.

(3) Certain purchases of the Funds through financial institutions may be subject to fees for additional services provided to investors.

Absent the voluntary reduction of advisory fees, Management Fees and Total Operating Expenses for the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund would have been 1.00% and 1.37%, 1.00% and 1.37%, and 1.00% and 1.45%, respectively. (See "MANAGEMENT OF THE
FUNDS -- Investment Adviser and Subadviser" and "Administrator,
Sub-Administrator and Distributor.")

EXPENSE EXAMPLES

You would pay the following expenses rounded to the nearest dollar on a $1,000 investment in Institutional Shares, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                          1        3        5       10
                                                         YEAR    YEARS    YEARS    YEARS
                                                         ----    -----    -----    -----
Conservative Allocation Fund...........................  $11      $34      $59     $131
Balanced Allocation Fund...............................  $11      $36      $62     $135
Aggressive Allocation Fund.............................  $13      $41      $71     $157

The information set forth in the foregoing Fee Tables and expense examples relates only to Institutional Shares of the Funds. Each of the Funds also may offer other classes of shares. The other classes of shares are subject to the same expenses except that Rule 12b-1 fees and sales charges may apply.

The purpose of the above tables is to assist a potential purchaser of Institutional Shares of any of the LifeWorks Funds in understanding the various costs and expenses that an investor in a Fund will bear directly or indirectly. Such expenses do not include any fees charged by a financial institution, including IMC or any of its affiliates, to its customer accounts which may invest in Institutional Shares of the Funds. See "MANAGEMENT OF THE FUNDS" and "GENERAL INFORMATION" for a more complete discussion of the annual operating expenses of each of the Funds. The expense information for Institutional Shares reflects current fees. THE FOREGOING EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                        5  PROSPECTUS--Parkstone LifeWorks Funds

FINANCIAL HIGHLIGHTS

The tables on the following pages set forth certain information concerning the investment results of the Institutional Shares of each of the LifeWorks Funds since its inception. Further financial information regarding the LifeWorks Funds is included in the Statement of Additional Information and the Group's May 31, 1998 Annual Report to Shareholders which may be obtained free of charge.

The Financial Highlights for the periods presented below have been derived from financial statements audited by PricewaterhouseCoopers LLP, independent auditors for the Group, whose report thereon is incorporated by reference in the Statement of Additional Information.

On March 31, 1993, the shareholders of all of the then-existing Funds of the Group, including the Balanced Allocation Fund, approved the reclassification of such Funds' outstanding shares into Investor A Shares and Institutional Shares. The financial information provided below and in the Annual Report includes periods prior to such reclassification.

CONSERVATIVE ALLOCATION FUND -- INSTITUTIONAL SHARES


                                                                                     YEAR ENDED
                                                                                      JUNE 30,
                                                                                 -------------------
                                                                                    INSTITUTIONAL
                                                                                       SHARES
                                                                ELEVEN           -------------------
                                                                MONTHS              DEC. 30, 1996
                                                                ENDED                TO JUNE 30,
                                                             MAY 31, 1998              1997(A)
                                                             ------------           -------------
NET ASSET VALUE, BEGINNING OF PERIOD.......................    $ 10.36                 $ 10.00
                                                               -------                 -------
Income from Investment Activities
     Net Investment Income (Loss)..........................       0.35                    0.14
     Net Realized and Unrealized Gains (Losses) on
       Investments.........................................       0.79                    0.34
                                                               -------                 -------
          Total from Investment Activities.................       1.14                    0.48
                                                               -------                 -------
Distributions
     Net Investment Income.................................      (0.35)                  (0.12)
     Net Realized Gains....................................      (0.07)                     --
                                                               -------                 -------
          Total Distributions..............................      (0.42)                  (0.12)
                                                               -------                 -------
NET ASSET VALUE, END OF PERIOD.............................    $ 11.08                 $ 10.36
                                                               =======                 =======
Total Return (excluding sales and redemption charges)......      11.18(e)                 4.87%(e)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets, End of Period (000).......................    $17,031                 $10,287
     Ratio of Expenses to Average Net Assets...............       1.07%(c)                1.64%(c)
     Ratio of Net Investment Income (Loss) to Average Net
       Assets..............................................       3.69%(c)                3.12%(c)
     Ratio of Expenses to Average Net Assets*..............       1.37%(c)                1.94%(c)
     Ratio of Net Investment Income (Loss) to Average Net
       Assets*.............................................       3.39%(c)                2.82%(c)
     Portfolio Turnover Rate (d)...........................      99.41%                  62.11%
     Average Commission Rate Paid (f)......................                            $0.0795


PROSPECTUS--Parkstone LifeWorks Funds   6

BALANCED ALLOCATION FUND -- INSTITUTIONAL SHARES

                           ELEVEN                       YEAR ENDED JUNE 30
                           MONTHS       --------------------------------------------------    JAN. 31,
                           ENDED                       INSTITUTIONAL SHARES                     1992
                          MAY 31,       --------------------------------------------------   TO JUNE 30,
                            1998          1997       1996      1995      1994      1993(B)     1992(A)
                          --------      --------   --------   -------   -------    -------   -----------
NET ASSET VALUE,
  BEGINNING OF PERIOD...  $  12.99      $  13.37   $  12.19   $ 10.67   $ 11.08    $  9.68     $ 10.00
                          --------      --------   --------   -------   -------    -------     -------
Income from Investment
  Activities
    Net Investment
      Income
      (Loss)............      0.32          0.35       0.36      0.31      0.27       0.28        0.14
    Net Realized and
      Unrealized Gains
      (Losses) on
      Investments and
      Foreign
      Currencies........      1.20          1.12       1.74      1.68     (0.41)      1.41       (0.34)
                          --------      --------   --------   -------   -------    -------     -------
         Total from
           Investment
           Activities...      1.52          1.47       2.10      1.99     (0.14)      1.69       (0.20)
                          --------      --------   --------   -------   -------    -------     -------
Distributions
    Net Investment
      Income............     (0.35)        (0.37)     (0.35)    (0.31)    (0.27)     (0.29)      (0.12)
    Net Realized
      Gains.............     (0.36)        (1.48)     (0.57)    (0.03)       --         --          --
    In Excess of Net
      Realized Gains....        --            --         --     (0.13)       --         --          --
                          --------      --------   --------   -------   -------    -------     -------
         Total
         Distributions..     (0.71)        (1.85)     (0.92)    (0.47)    (0.27)     (0.29)      (0.12)
                          --------      --------   --------   -------   -------    -------     -------
NET ASSET VALUE, END OF
  PERIOD................  $  13.80      $  12.99   $  13.37   $ 12.19   $ 10.67    $ 11.08     $  9.68
                          ========      ========   ========   =======   =======    =======     =======
Total Return (excluding
  sales and redemption
  charges)..............     12.06%(e)     11.86%     17.81%    19.22%    (1.44)%    17.66%      (2.06)%(e)
RATIOS/SUPPLEMENTARY
  DATA:
    Net Assets, End of
      Period (000)......  $262,533      $245,347   $113,493   $89,294   $71,427    $42,318     $38,136
    Ratio of Expenses to
      Average Net
      Assets............      1.12%(c)      1.10%      1.16%     1.25%     1.09%      1.15%       1.19%(c)
    Ratio of Net
      Investment Income
      (Loss) to Average
      Net Assets........      2.57%(c)      2.77%      2.62%     2.75%     2.49%      2.70%       3.46%(c)
    Ratio of Expenses to
      Average Net
      Assets*...........      1.37%(c)      1.36%      1.41%     1.52%     1.39%      1.46%       1.50%(c)
    Ratio of Net
      Investment Income
      (Loss) to Average
      Net Assets*.......      2.32%(c)      2.51%      2.37%     2.47%     2.18%      2.40%       3.13%(c)
    Portfolio Turnover
      Rate (d)..........    117.80%       425.05%    437.90%   250.66%   192.39%    177.99%      47.58%
    Average Commission
      Rate Paid (f).....                $ 0.0518   $ 0.0848

                                        7  PROSPECTUS--Parkstone LifeWorks Funds

AGGRESSIVE ALLOCATION FUND -- INSTITUTIONAL SHARES

                                                                                 YEAR ENDED
                                                                                  JUNE 30,
                                                                                -------------
                                                                                INSTITUTIONAL
                                                                 ELEVEN            SHARES
                                                                 MONTHS         DEC. 31, 1996
                                                                 ENDED           TO JUNE 30,
                                                              MAY 31, 1998         1997(A)
                                                              ------------      -------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.57            $ 10.00
                                                                -------            -------
Income from Investment Activities
     Net Investment Income (Loss)...........................       0.12               0.07
     Net Realized and Unrealized Gains (Losses) on
       Investments..........................................       1.19               0.56
                                                                -------            -------
          Total from Investment Activities..................       1.31               0.63
                                                                -------            -------
Distributions
     Net Investment Income..................................      (0.13)             (0.06)
                                                                -------            -------
          Total Distributions...............................      (0.13)             (0.06)
                                                                -------            -------
NET ASSET VALUE, END OF PERIOD..............................    $ 11.75            $ 10.57
                                                                =======            =======
Total Return (excluding sales and redemption charges).......      12.45%(e)           6.38%(e)
RATIOS SUPPLEMENTARY DATA:
     Net Assets, End of Period (000)........................    $33,816            $39,043
     Ratio of Expenses to Average Net Assets................       1.30%(c)           1.32%(c)
     Ratio of Net Investment Income (Loss) to Average Net
       Assets...............................................       1.11%(c)           1.61%(c)
     Ratio of Expenses to Average Net Assets*...............       1.45%(c)           1.47%(c)
     Ratio of Net Investment Income (Loss) to Average Net
       Assets*..............................................       0.96%(c)           1.46%(c)
     Portfolio Turnover Rate (d)............................      76.47%             44.68%(c)
     Average Commission Rate Paid (f).......................                       $0.0280

---------------

NOTES TO FINANCIAL HIGHLIGHTS:

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) On April 1, 1993, the shareholders of the Group exchanged their shares for either the Group's Investor A Shares or Institutional Shares. For the year ended June 30, 1993, the Financial Highlights ratios of expenses, ratios of net investment income, total return and the per share investment activities and distributions are presented on the basis whereby the Fund's net investment income, expenses, and distributions for the period July 1, 1992 through March 31, 1993 were allocated to each class of shares based upon the relative net assets of each class of shares as of April 1, 1993 and the results combined therewith the results of operations and distributions for each applicable class for the period April 1, 1993 through June 30, 1993.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(e) Not annualized.

(f) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

PROSPECTUS--Parkstone LifeWorks Funds   8

INVESTMENT OBJECTIVES AND POLICIES

GENERAL

The investment objectives of the Funds are set forth below under the headings describing the Funds. The investment objective of each Fund may be changed without a vote of the holders of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information) although the Board of Trustees would only change a Fund's objective upon 30 days' notice to shareholders. There can be no assurance that a Fund will achieve its objective. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

During temporary defensive periods as determined by the Investment Adviser or Gulfstream, as the case may be, each of the Funds may hold up to 100% of its total assets in short-term obligations including domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by bank instruments. However, to the extent that a Fund is so invested, its investment objective may not be achieved during that time. Uninvested cash reserves will not earn income.

PARKSTONE LIFEWORKS FUNDS

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND THE AGGRESSIVE ALLOCATION FUND

THE INVESTMENT OBJECTIVE OF THE CONSERVATIVE ALLOCATION FUND IS TO SEEK CURRENT INCOME AND CONSERVATION OF CAPITAL, WITH A SECONDARY OBJECTIVE OF LONG-TERM CAPITAL GROWTH. THE INVESTMENT OBJECTIVE OF THE BALANCED ALLOCATION FUND IS TO SEEK CURRENT INCOME, LONG-TERM CAPITAL GROWTH AND CONSERVATION OF CAPITAL. THE INVESTMENT OBJECTIVE OF THE AGGRESSIVE ALLOCATION FUND IS TO SEEK CAPITAL APPRECIATION AND INCOME GROWTH.

The LifeWorks Funds may invest in any type or class of security. Under normal market conditions the LifeWorks Funds will invest in common stocks, fixed-income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed-rate preferred stock, convertible fixed-income securities, options and rights). The Conservative Allocation Fund anticipates investing between 25% and 35% of its net assets in common stocks and securities convertible into common stocks, between 35% and 75% of its net assets in fixed-income securities and up to 45% of its net assets in cash and any highly liquid security with a known market value and a maturity, when issued, of less than three months ("cash equivalents"). No more than 15% of the Conservative Allocation Fund's investments will be in foreign securities. The Balanced Allocation Fund intends to invest 45% to 65% of its net assets in common stocks and securities convertible into common stocks, 25% to 55% of its net assets in fixed-income securities and up to 30% of its net assets in cash and cash equivalents. Of these investments, no more than 20% of the Fund's net assets will be in foreign securities. The Aggressive Allocation Fund expects to invest between 50% and 90% of its net assets in common stocks and securities convertible into common stocks, between 15% and 40% of its net assets in fixed-income securities and up to 25% of its net assets in cash and cash equivalents. The Aggressive Allocation Fund may invest up to 25% in foreign securities.

For each of the Conservative Allocation Fund and Balanced Allocation Fund, common stocks are held primarily for the purpose of providing long-term growth of capital. When choosing such stocks, the potential for long-term capital appreciation will be the primary basis for selection. The Aggressive Allocation Fund will primarily invest in common stocks for capital appreciation and growth. Each of the LifeWorks Funds will invest in the common and preferred stocks of companies with a market capitalization of at least $100 million and which are traded either in established over-the-counter markets or on national exchanges. The LifeWorks Funds intend to invest primarily in those companies which are growth-oriented and have exhibited consistent, above-average growth in revenues and earnings.

For the LifeWorks Funds, fixed-income securities held consist of bonds, debentures, notes, zero-coupon securities, mortgage-related securities, state, municipal or industrial revenue bonds, obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time

                                        9  PROSPECTUS--Parkstone LifeWorks Funds
deposits, high quality commercial paper, bankers' acceptances and variable amount master demand notes. In addition, a portion of each of the LifeWorks Funds assets may, from time to time, be invested in first mortgage loans and participation certificates in pools of mortgages issued or guaranteed by the U.S. government or its agencies or instrumentalities. Some of the securities in which the LifeWorks Funds invest may have warrants or options attached. The LifeWorks Funds may also invest in repurchase agreements.

The LifeWorks Funds expect to invest in a variety of U.S. Treasury obligations, differing in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations ("Stripped Treasury Obligations"), such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments, and other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. See "RISK FACTORS AND INVESTMENT TECHNIQUES -- Government Obligations" below.

The LifeWorks Funds also expect to invest in bonds, notes and debentures of a wide range of U.S. corporate issuers. Such obligations, in the case of debentures, will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.

The LifeWorks Funds will invest only in corporate fixed-income securities which are rated at the time of purchase within the four highest rating categories assigned by a nationally-recognized statistical rating organization ("NRSRO") or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality. For a description of the rating symbols of the NRSROs, see the Appendix to the Statement of Additional Information. For a discussion of fixed-income securities rated within the fourth highest rating category assigned by an NRSRO, see "RISK FACTORS AND INVESTMENT TECHNIQUES -- Medium-Grade Securities."

The LifeWorks Funds may hold some short-term obligations (with maturities of 12 months or less) consisting of domestic and foreign commercial paper, variable amount master demand notes, bankers' acceptances, certificates of deposit and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. The LifeWorks Funds may also invest in securities of other investment companies.

The LifeWorks Funds may also invest in obligations of the Export-Import Bank of the United States, in U.S. dollar-denominated international bonds for which the primary trading market is in the United States ("Yankee Bonds"), or for which the primary trading market is abroad ("Eurodollar Bonds"), and in Canadian bonds and bonds issued by institutions, such as the World Bank and the European Economic Community, organized for a specific purpose by two or more sovereign governments ("Supranational Agency Bonds"). The LifeWorks Funds' investments in foreign securities may be made either directly or through the purchase of American depository receipts ("ADRs") and the LifeWorks Funds may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper ("CCP"), and in Europaper.

The amount invested in stock, bonds and cash reserves may be varied from time to time, depending upon the Investment Adviser's assessment of business, economic and market conditions, including any potential advantage of price shifts between the stock market and the bond market. The LifeWorks Funds reserve the right to hold short-term securities in whatever proportion deemed desirable for temporary defensive periods during adverse market conditions as determined by the Investment Adviser. However, to the extent that any of the LifeWorks Funds are so invested, its investment objective may not be achieved during that time.

Like any investment program, investment in any of the LifeWorks Funds entails certain risks. As Funds investing in common stocks, the LifeWorks Funds are subject to stock market risk, i.e., the possibility that stock prices in general will decline over short or even extended periods.

Since the LifeWorks Funds also invest in bonds, investors in the Funds are also exposed to bond market risk, i.e., fluctuations in the market value of bonds. Bond prices are influenced primarily by changes in interest rate levels. When interest rates rise, the prices of bonds generally fall; conversely, when interest


PROSPECTUS--Parkstone LifeWorks Funds  10
rates fall, bond prices generally rise. While bonds normally fluctuate less in price than stock, there have been extended periods of cyclical increases in interest rates that have caused significant declines in bond prices.

From time to time, the stock and bond markets may fluctuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, the LifeWorks Funds, with their balance of common stock and bond investments, are expected to entail less investment risk (and a potentially smaller investment return) than mutual funds investing exclusively in common stocks.
--------------------------------------------------------------------------------

THE CONSERVATIVE ALLOCATION FUND, THE BALANCED ALLOCATION FUND AND
THE AGGRESSIVE ALLOCATION FUND

See the following Sections in RISK FACTORS AND INVESTMENT TECHNIQUES

-Complex Securities        -Foreign Securities                 -Foreign Currency Transactions
-Futures Contracts         -Government Obligations             -Lending Portfolio Securities
-Medium-Grade Securities   -Mortgage-Related Securities        -Other Mutual Funds
-Portfolio Turnover        -Put and Call Options               -Repurchase Agreements
-Restricted Securities     -Reverse Repurchase Agreements      -When-Issued and
                              and Dollar Roll Agreements          Delayed-Delivery Transactions

RISK FACTORS AND INVESTMENT TECHNIQUES

Like any investment program, an investment in a Fund entails certain risks. The Funds will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Investment Adviser, BISYS, SEI or their affiliates, and will not give preference to the correspondents of their bank affiliates with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

COMPLEX SECURITIES

Some of the investment techniques utilized by the Investment Adviser and Gulfstream in the management of each of the Funds involve complex securities sometimes referred to as "derivatives." Among such securities are put and call options, foreign currency transactions and futures contracts, all of which are described below. The Investment Adviser and Subadviser believe that such complex securities may, in some circumstances, play a valuable role in successfully implementing each Fund's investment strategy and achieving its goals. However, because complex securities and the strategies for which they are used, are by their nature complicated, they present substantial opportunities for misunderstanding and misuse. To guard against these risks, the Investment Adviser and Subadviser will utilize complex securities primarily for hedging, not speculative, purposes and only after careful review of the unique risk factors associated with each such security.

FOREIGN CURRENCY TRANSACTIONS

Each of the LifeWorks Funds may utilize foreign currency transactions in its portfolio. The value of the assets of a Fund as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversions between various currencies. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract ("forward currency contracts") involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The

                                       11  PROSPECTUS--Parkstone LifeWorks Funds

LifeWorks Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies.

For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes it will increase, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships. A Fund may also hedge its foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

The forecasting of short term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain. It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Fund is obligated to deliver when a decision is made to buy the security and make delivery of the foreign currency in settlement of a forward contract. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency such Fund is obligated to deliver.

If any of the LifeWorks Funds retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward currency contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsettng contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. If forward prices increase, such Fund would suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of such currency increases. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.

None of the LifeWorks Funds intends to enter into forward currency contracts if more than 15% of the value of its total assets would be committed to such contracts on a regular or continuous basis. A Fund also will not enter into forward currency contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

For further information about the characteristics, risks and possible benefits of options, futures and foreign currency transactions, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments" in the Statement of Additional Information.

FOREIGN SECURITIES

Each of the LifeWorks Funds may invest a portion of its total assets in foreign securities. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to

PROSPECTUS--Parkstone LifeWorks Funds  12
investments in securities of U.S. domestic issuers. Such risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its agencies or instrumentalities. The markets on which such securities trade may have less volume and liquidity, and may be more volatile than securities markets in the United States. In addition, there may be less publicly available information about a foreign company than about a U.S.-domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of U.S. banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of U.S. banks and U.S. domestic issuers.

In many instances, foreign debt securities may provide higher yields than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for a Fund to obtain or to enforce a judgment against the issuers of such securities. If a security is denominated in foreign currency, the value of the security to the Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's securities denominated in that currency. Such changes will also affect a Fund's income and distributions to shareholders. In addition, although a Fund will receive income on foreign securities in such currencies, such Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines materially after such Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater.


The conversion of the eleven member states of the European Union to a common currency, the "euro," is scheduled to occur on January 1, 1999. As a result of the conversion, securities issued by the member states will be subject to certain risks, including competitive implications of increased price transparency of European Union markets (including labor markets) resulting from adoption of a common currency and issuers' plans for pricing their own products and services in euro; an issuer's ability to make any required information technology updates on a timely basis, and costs associated with the conversion (including costs of dual currency operations through January 1, 2002); currency exchange rate risk and derivatives exposure (including the disappearance of price sources, such as certain interest rate indices); continuity of material contracts and potential tax consequences. Other risks include whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; the creation of suitable clearing and settlement payment systems for the new currency; the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates for currencies being converted into the euro; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax and labor regimes of European countries participating in the Fund will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom, Denmark and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia and Lithuania as members of the EU may have an impact on the euro. These or other factors, including political and economic risks, could cause market disruptions before or after the introduction of the euro, and could adversely affect the value of

                                       13  PROSPECTUS--Parkstone LifeWorks Funds
securities and foreign currencies held by the Funds. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

U.S. dollar-denominated ADRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, standards which are more uniform and more exacting than those to which many foreign issuers may be subject. The ADR is sometimes referred to as a Global Depositary Receipt, or GDR. In the United States, the GDR is, after issuance, not unlike any other ADR. The difference is found in the purpose of the issue. GDRs are used for global offerings, by the simultaneous issuance of a single security in multiple world markets. Each of the LifeWorks Funds may also invest in European depository receipts ("EDRs"), which are receipts evidencing an arrangement with a European bank similar to that for ADRs and designed for use in the European securities markets. EDRs are not necessarily denominated in the currency of the underlying security.

Certain of the ADRs and EDRs, typically those categorized as unsponsored, require their holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

Subject to its applicable investment policies, each of the LifeWorks Funds may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" unit of currency consisting of specified amounts of the currencies of certain of the member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. Such adjustments may adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

FUTURES CONTRACTS

The LifeWorks Funds may also enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

A Fund may engage in such futures contracts in an effort to hedge against market risks. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

PROSPECTUS--Parkstone LifeWorks Funds  14

Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

GOVERNMENT OBLIGATIONS

Each of the LifeWorks Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The types of U.S. government obligations in which each of the LifeWorks Funds may invest include U.S. Treasury notes, bills, bonds, and any other securities directly issued by the U.S. government for public investment, which differ only in their interest rates, maturities, and times of issuance. Stripped Treasury Obligations are also permissible investments. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

Obligations of certain agencies and instrumentalities of the U.S. government such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC") are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities, such as FNMA, SLMA or FHLMC, since it is not obligated to do so by law. The LifeWorks Funds will invest in the obligations of such agencies or instrumentalities only when the Investment Advisor believes that the credit risk with respect thereto is minimal.

MEDIUM-GRADE SECURITIES

Each of the LifeWorks Funds may invest in fixed-income securities rated within the fourth highest rating category assigned by an NRSRO (i.e., BBB or Baa by S&P or Moody's, respectively) and comparable unrated securities as determined by the Investment Adviser. These types of fixed-income securities are considered by the NRSROs to have some speculative characteristics, and are more vulnerable to changes in economic conditions, higher interest rates or adverse issuer-specific developments which are more likely to lead to a weaker capacity to make principal and interest payments than comparable higher rated debt securities.

Should subsequent events cause the rating of a fixed-income security purchased by any of the Funds listed above to fall below the fourth highest rating, the Investment Adviser will consider such an event in determining whether the Fund should continue to hold that security. In no event, however, would the Fund be required to liquidate any such portfolio security where the Fund would suffer a loss on the sale of such security.

                                       15  PROSPECTUS--Parkstone LifeWorks Funds

MORTGAGE-RELATED SECURITIES

Each of the LifeWorks Funds may invest in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. Such agencies or instrumentalities include GNMA, FNMA and FHLMC. Each of the LifeWorks Funds may also invest in mortgage-related securities issued by non-governmental entities which are rated, at the time of purchase, within the three highest bond rating categories assigned by an NRSRO or, if unrated, which the Investment Adviser deems present attractive opportunities and are of comparable quality.

The mortgage-related securities in which these Funds may invest have mortgage obligations backing such securities, consisting of conventional thirty-year fixed-rate mortgage obligations, graduated payment mortgage obligations, fifteen-year mortgage obligations and adjustable-rate mortgage obligations. All of these mortgage obligations can be used to create pass-through securities. A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold. The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal and prepayments (net of a service fee). Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. The Funds may purchase mortgage-related securities at a premium or at a discount.

If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Fund. In addition, regular payments received with respect to mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

The principal governmental (i.e., backed by the full faith and credit of the United States government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

Government-related (i.e., not backed by the full faith and credit of the United States government) guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States government. FHLMC is a corporate instrumentality of the United States government whose stock is

PROSPECTUS--Parkstone LifeWorks Funds  16
owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC are guaranteed as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States government.

Mortgage-related securities in which the LifeWorks Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.

CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

OTHER MUTUAL FUNDS

Each of the LifeWorks Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Fund's total assets may be invested in the securities of mutual funds in the aggregate. Each Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of other mutual funds. Additional restrictions regarding the Funds' investments in securities of other mutual funds are contained in the Statement of Additional Information.

PUT AND CALL OPTIONS

Each of the LifeWorks Funds may purchase put and call options on securities and on foreign currencies, subject to its applicable investment policies, for the purposes of hedging against market risks related to its portfolio securities and adverse movements in exchange rates between currencies, respectively. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to writers of options. Each of the LifeWorks Funds may also engage in writing call options from time to time as the Investment Adviser or Gulfstream deems appropriate. The Funds will write only covered call options (options on securities or currencies owned by the particular Fund). In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When a portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that

                                       17  PROSPECTUS--Parkstone LifeWorks Funds

Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market appreciation over the exercise price. Under normal conditions, it is not expected that the Funds will cause the underlying value of portfolio securities and currencies subject to such options to exceed 20% of its net assets.

Each of the LifeWorks Funds, as part of its options transactions, also may purchase index put and call options and write index options. As with options on individual securities, a Fund will write only covered index call options. Through the writing or purchase of index options a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, a Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.

REPURCHASE AGREEMENTS

Securities held by each of the LifeWorks Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions such as member banks of the Federal Deposit Insurance Corporation or registered broker-dealers which the Investment Adviser or Gulfstream, as the case may be, deem creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by that Fund were delayed pending court action. Repurchase agreements are considered to be loans by an investment company under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES --Additional Information on Portfolio Instruments-Repurchase Agreements" in the Statement of Additional Information.

RESTRICTED SECURITIES

Securities in which each of the LifeWorks Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and securities issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) securities"). Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors such as the Funds who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) securities, thus providing liquidity. Pursuant to procedures adopted by the

PROSPECTUS--Parkstone LifeWorks Funds  18

Board of Trustees of the Group, the Investment Adviser may determine Section 4(2) securities to be liquid if such securities are eligible for resale under Rule 144A under the 1933 Act and are readily saleable.

Subject to the limitations described above, the LifeWorks Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven
(7) days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities.

REVERSE REPURCHASE AGREEMENTS

Each of the LifeWorks Funds may borrow money by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid high-grade debt securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act and therefore a form of leverage. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES AND POLICIES -- Additional Information on Portfolio Instruments-Reverse Repurchase Agreements" in the Statement of Additional Information.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

Each of the LifeWorks Funds may purchase securities on a when-issued or delayed-delivery basis. Such Funds will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage although such transactions represent a form of leveraging. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase such securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

No Fund's commitments to purchase "when-issued" securities will exceed 25% of the value of its total assets under normal market conditions, and a commitment by a Fund to purchase "when-issued" securities will not exceed 60 days. In the event its commitments to purchase "when-issued" securities ever exceeded 25% of the value of its assets, a Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be adversely affected. The LifeWorks Funds intend

                                       19  PROSPECTUS--Parkstone LifeWorks Funds
only to purchase "when-issued" securities for the purpose of acquiring portfolio securities, not for investment leverage.

LENDING PORTFOLIO SECURITIES

In order to generate additional income, each of the LifeWorks Funds may, from time to time, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral will be valued daily by the Group's Custodian. Should the market value of the loaned securities increase, the borrower must furnish additional collateral to that Fund. During the time portfolio securities are on loan, the borrower pays that Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While a Fund does not have the right to vote securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, such Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The LifeWorks Funds will enter into loan agreements only with broker-dealers, banks, or other institutions that the Investment Adviser or Gulfstream, as the case may be, have determined are creditworthy under guidelines established by the Group's Board of Trustees.

PORTFOLIO TURNOVER

The portfolio turnover rate for each Fund is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less. For portfolio turnover rates for the Funds, see "FINANCIAL HIGHLIGHTS." The Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund do not anticipate that their turnover rates will exceed 500%. Such Funds do not expect that their turnover rates with respect to that portion or their portfolios invested in common stocks and securities convertible into common stocks and other investments will exceed 200%.

The portfolio turnover rate for a Fund may vary greatly from year to year, as well as within a particular year, and may also be affected by cash requirements for redemptions of shares. High portfolio turnover rates will generally result in higher transaction costs, including brokerage commissions, to a Fund and may result in increased taxable gains to a Fund's shareholders. (See "Dividends and Taxes.") Portfolio turnover will not be a limiting factor in making investment decisions.

INVESTMENT RESTRICTIONS

Each of the LifeWorks Funds is subject to a number of investment restrictions that may be changed only by a vote of a majority of the outstanding shares of that Fund (as defined in the Statement of Additional Information).

None of the LifeWorks Funds will:

1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that:

          (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such obligations;

          (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;

          (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and

          (d) personal credit and business credit businesses will be considered separate industries.

PROSPECTUS--Parkstone LifeWorks Funds  20

2. Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

3. Make loans, except that the Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

4. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

For purposes of the above investment limitations, the Funds treat all supranational organizations as a single industry and each foreign government (and all of its agencies) as a separate industry. In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.


Generally if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


In addition to the above investment restrictions, the LifeWorks Funds are subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVES AND POLICIES -- Investment Restrictions" in the Statement of Additional Information.

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES

The business and affairs of the Group are managed under the direction of its Board of Trustees. The trustees of the Group, their addresses, principal occupations during the past five years, other affiliations, and the compensation paid by the Group and the fees and reimbursed expenses they receive in connection with each meeting of the Board of Trustees they attend are included in the Statement of Additional Information.

INVESTMENT ADVISER AND SUBADVISER

IMC formerly named First of America Investment Corporation, serves as investment adviser to the Funds. IMC is a registered investment adviser and an indirect wholly owned subsidiary of National City Corporation ("NCC"). Prior to such time, the investment adviser of the Funds was an indirect wholly owned subsidiary of First of America Bank Corporation ("FOA"). As of December 31, 1997, First of America managed over $16 billion on behalf of both taxable and tax-exempt clients, including pensions, endowments, corporations and individual portfolios. As of December 31, 1997, NCC had over $55 billion in assets. As a result of the merger, NCC and FOA National City Corporation had assets of over $81 billion as of June 30, 1998. IMC reflects a combination of National City Bank's investment management group and First of America. In connection with this combination, various portfolio management changes were made.

IMC has its principal offices at 1900 East Ninth Street, Cleveland, Ohio 44114. Subject to such policies as the Group's Board of Trustees may determine, the Investment Adviser, either directly or through Gulfstream, furnishes a continuous investment program for each of the LifeWorks Funds and makes investment decisions on behalf of each Fund.

                                       21  PROSPECTUS--Parkstone LifeWorks Funds

IMC utilizes a team approach to the investment management of the funds, with professionals working as a team to ensure a disciplined investment process designed to result in long-term performance consistent with each Fund's investment objective. No one person is responsible for a Fund's management.

IMC has established investment management teams by market segment: equities and fixed income instruments. Within the equities segment, teams have been formed based on style -- growth or value -- and market capitalization.

The investment management teams within IMC and Gulfstream share the management duties of these funds. The teams manage their respective segment allocation within each fund, according to their areas of specialization.

For the services provided and expenses assumed pursuant to its Investment Advisory Agreement with the Group, the Investment Adviser receives a fee from each of the LifeWorks Funds, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the yield of that Fund to be higher than it would otherwise be in the absence of such a reduction.

Pursuant to the terms of its Investment Advisory Agreement with the Group, the Investment Adviser has entered into a Sub-Investment Advisory Agreement with Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201. Pursuant to the terms of such Sub-Investment Advisory Agreement, Gulfstream has been retained by the Investment Adviser to manage the investment and reinvestment of those assets of the LifeWorks Funds which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

Under this arrangement, Gulfstream is responsible for day-to-day management of the applicable portion of the LifeWorks Funds, reviewing investment performance policies and guidelines and maintaining certain books and records, and the Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. Gulfstream utilizes a team approach to investment management to ensure a disciplined investment process designed to result in long term performance consistent with a Fund's investment objective. No one person is responsible for a Fund's management.

For its services provided and expenses assumed pursuant to its Sub-Investment Advisory Agreement with the Investment Adviser, Gulfstream receives from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% the first $50 million of the average daily net assets of each of the LifeWorks Funds which are invested in foreign securities, 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.


Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James
P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. The Investment Adviser is the sole limited partner, and as of August 31, 1996, exercised options to increase its interest in Gulfstream from 49% to 72%. In spite of the fact that First of America, as a limited partner, does not possess management authority or responsibility for Gulfstream, because of its 72% ownership interest, the Investment Adviser may be deemed to control Gulfstream for purposes of the 1940 Act.



As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional, investment, company, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 23 years of investment experience and 11 years of international investment experience.


For further information regarding the relationship between the Investment Adviser and Gulfstream, see "MANAGEMENT OF THE GROUP -- Investment Adviser" in the Statement of Additional Information.

PROSPECTUS--Parkstone LifeWorks Funds  22

YEAR 2000 RISKS

Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Investment Adviser and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Investment Adviser is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds or their shareholders as a result of the Year 2000 Problem.

ADMINISTRATOR, SUB-ADMINISTRATOR AND DISTRIBUTOR

BISYS, 3435 Stelzer Road, Columbus, Ohio 43219, is the administrator for each of the LifeWorks Funds. IMC serves as Sub-Administrator for each Fund of the Group and provides certain services as may be requested by BISYS from time to time. BISYS and its affiliated companies, including BISYS Ohio, are wholly-owned by The BISYS Group, Inc., a publicly-held company which is a provider of information processing, loan servicing and 401(k) administration and record keeping services to and through banking and other financial organizations.

The Administrator generally assists in all aspects of the LifeWorks Funds' administration and operation. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Group, the Administrator receives a fee from each Fund equal to the lesser of a fee, computed daily and paid periodically at an annual rate of 0.20% of the Fund's average daily net assets, or such other fee as may be agreed upon from time to time in writing by the Group and the Administrator. For its services as Sub-Administrator, IMC receives, from the Administrator, pursuant to its Sub-Administration Agreement with BISYS, a fee not to exceed 0.05% of each Fund's average daily net assets. The Administrator may periodically voluntarily reduce all or a portion of its administrative fee with respect to a Fund to increase the net income of that Fund available for distribution as dividends. The voluntary fee reduction will cause the return of that Fund to be higher than it would otherwise be in the absence of such reduction.

SEI acts as the Group's principal underwriter and distributor. The Distributor is a registered broker/dealer with principal offices located in Oaks, Pennsylvania 19456. It acts as agent for the LifeWorks Funds in the distribution of their shares and, in such capacity, solicits orders for the sale of shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under its Distribution Agreement with the Group.

EXPENSES

The Investment Adviser, Gulfstream and BISYS each bear all expenses in connection with the performance of their services as Investment Adviser, Subadviser and Administrator, respectively, other than the cost of securities (including brokerage commissions) purchased for the Group. Each of the LifeWorks Funds will bear the following expenses relating to its operation: organizational expenses, taxes, interest, brokerage fees and commissions, fees of the Trustees of the Group, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the Custodian, Transfer Agent and Fund Accountant, certain insurance premiums, costs of maintenance of the Group's existence, costs of shareholders' reports and meetings, and any extraordinary expenses incurred in each Fund's operation. As a general matter, expenses are allocated to the Institutional Shares and the other classes of shares of the LifeWorks Funds on the basis of the relative net asset value of each class. The various classes may bear certain additional retail transfer agency expenses and may also bear certain additional shareholder service and distribution costs incurred pursuant to a Distribution and Shareholder Service Plan.

                                       23  PROSPECTUS--Parkstone LifeWorks Funds

The Trustees reserve the right, subject to the receipt of relevant regulatory approvals or rulings, if needed, to allocate certain other expenses to the shareholders of a particular class, including the Institutional Shares class, on a basis other than relative net asset value, as they deem appropriate ("Class Expenses"). In such event, Class Expenses would be limited to: transfer agency fees identified by the Transfer Agent as attributable to a specific class; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; Blue Sky registration fees incurred by a class of shares; SEC registration fees incurred by a class of shares; expenses related to administrative personnel and services as required to support the shareholders of a specific class; litigation or other legal expenses relating solely to one class of shares; and Trustees' fees incurred as a result of issues relating solely to one class of shares.

CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

National City Bank, an affiliate of the Investment Adviser, serves as the custodian of the Group's assets pursuant to a Custodian Services Agreement dated as of July 24, 1998. Union Bank of California serves as custodian for the International Discovery Fund pursuant to Custodian Agreement dated July 31, 1995. The Funds reimburse National City Bank for its direct and indirect costs and expenses incurred in rendering custodial services, except that the costs and expenses borne by each Fund in any year may not exceed .020% of each portfolio's first $100 million of average daily net assets, .010% of each portfolio's next $650 million of average daily net assets and .008% of the average daily net assets of each portfolio which exceeds $750 million. State Street Bank and Trust Company serves as the Group's transfer and dividend disbursing agent. Communications to the Transfer Agent should be directed to P.O. Box 8590, Boston, Massachusetts 02266-8590. BISYS Ohio, 3435 Stelzer Road, Columbus, Ohio 43219, provides certain accounting services for each of the LifeWorks Funds and receives a fee for such services. See "MANAGEMENT OF THE GROUP -- Custodian, Transfer Agent and Fund Accounting Services" in the Statement of Additional Information for further information.

While BISYS Ohio is a distinct legal entity from BISYS (the Group's administrator), BISYS Ohio is considered to be an affiliate person of BISYS under the 1940 Act due to, among other things, the fact that BISYS Ohio and BISYS are both owned by The BISYS Group, Inc.

HOW TO BUY INSTITUTIONAL SHARES

Institutional Shares of each Fund are continuously offered and may be purchased through procedures established by the Distributor in connection with the requirements of customer accounts maintained by or on behalf of certain financial institutions acting as fiduciary or agent for their customers ("Customer Accounts"). These procedures may include instructions under which a Customer Account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by the financial institution and the customer are invested by the Distributor in Institutional Shares of the Money Market Funds, depending upon the type of Customer Account and/or the instructions of the customer.

Institutional Shares of the Group sold to financial institutions acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of customers will normally be held of record by the financial institution. With respect to Institutional Shares of the Group so sold, it is the responsibility of the particular financial institution to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis.

Beneficial ownership of Institutional Shares of the Group will be recorded by the financial institution and reflected in the account statements provided by the financial institution to customers. A financial institution may exercise voting authority for those Institutional Shares for which it is granted authority by the customer.

Institutional Shares of each of the LifeWorks Funds are purchased at the net asset value per share (see "HOW SHARES ARE VALUED") next determined after receipt by the Distributor of an order to purchase Institutional Shares. Purchases of Institutional Shares of a Fund will be effected only on a Business Day

PROSPECTUS--Parkstone LifeWorks Funds  24

(as defined in "HOW SHARES ARE VALUED") of the applicable Fund. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the Last Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund. Institutional Shares of the LifeWorks Funds are eligible to earn dividends on the first Business Day following the execution of the purchase. Institutional Shares of the Funds continue to be eligible to earn dividends through the day before their redemption.

An order to purchase Institutional Shares will be deemed to have been received by the Distributor only when federal funds are available to the Group's Custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Institutional Shares which is transmitted by federal funds wire will be available the same day for investment by the Group's Custodian, if received prior to the last Valuation Time (see "HOW SHARES ARE VALUED"). Purchases made by check or other means are made at the price next determined upon receipt of the purchase instrument. However, proceeds from redeemed shares purchased by check will not be sent until the method of payment has cleared. The Group strongly recommends that investors of substantial amounts use federal funds to purchase Institutional Shares. The Group will not accept third-party checks under any circumstances.

There is no sales charge imposed by the Group in connection with the purchase of Institutional Shares of the LifeWorks Funds. Depending upon the terms of a particular Customer Account, a financial institution may charge a Customer Account fees for automatic investment and other cash management services provided in connection with investment in the Group. Information concerning these services and any charges may be obtained from the financial institution. This Prospectus should be read in conjunction with any such information received from the financial institution.

The Group reserves the right to reject any order for the purchase of Institutional Shares in whole or in part.

Confirmations of purchases and redemptions of Institutional Shares of the Group by financial institutions on behalf of their customers may be obtained from the financial institutions. Shareholders may rely on these statements in lieu of certificates. Certificates representing Institutional Shares of the LifeWorks Funds will not be issued.

HOW TO REDEEM YOUR INSTITUTIONAL SHARES

Shareholders may redeem their Institutional Shares without charge on any day that net asset value is calculated (see "HOW SHARES ARE VALUED"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request. Shareholders may request redemptions by contacting their trust administrator or other financial consultant responsible for the Customer Account.

OTHER INFORMATION REGARDING REDEMPTION OF SHARES

All or part of a customer's Institutional Shares may be redeemed in accordance with instructions and limitations pertaining to his Customer Account with a financial institution. For example, if a customer has agreed with a bank to maintain a minimum balance in his or her account with the bank, and the balance in that account falls below that minimum, the customer's Institutional Shares may be redeemed to the extent necessary to maintain the required minimum balance with the financial institution.

Redemption orders are effected at the net asset value per share next determined after the Institutional Shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of such Institutional Shares of the Funds may be more or less than the amount invested. Payment to shareholders for Institutional Shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, requests from financial institutions for next day payments upon redemption of Institutional Shares will be honored if the request for redemption is received by the Transfer Agent before 4:00 p.m. (Eastern
Time), on a Business Day or, if received after 4:00 p.m. (Eastern Time), within two Business Days, unless it would be disadvantageous to the Group or the shareholders of a Fund to sell or liquidate portfolio securities in an

                                       25  PROSPECTUS--Parkstone LifeWorks Funds
amount sufficient to satisfy requests for payments in that manner. Shareholders should contact their trust administrator or other financial consultant responsible for the account to determine the financial institution's requirements for effectuating redemptions.

See "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" in the Statement of Additional Information for examples of when the Group may suspend the right of redemption or redeem Institutional Shares involuntarily if it appears appropriate to do so in light of the Group's responsibilities under the 1940 Act.

HOW SHARES ARE VALUED


The net asset value of Institutional Shares of the LifeWorks Funds is determined and the shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") on each Business Day (generally 4:00 p.m. Eastern Time). A "Business Day" is a day on which the NYSE is open for trading and any other day other than a day on which no shares are tendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Net asset value per share for a particular class for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to a Fund allocable to such class, less the liabilities charged to that Fund allocable to such class and any liabilities charged directly to that class, by the number of outstanding shares of such class. The net asset value per share will fluctuate as the value of the investment portfolio of a Fund changes.


The securities in each Fund will be valued at the last quoted sale price for a given day. For the fixed income securities of the funds, if a sale is not reported for that day, shares are priced at the mean between the most recent quoted bid and asked prices. Unlisted securities and securities traded on a national securities market for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. With respect to the equity securities of the funds, if a sale is not reported for that day, shares are priced at the last bid quotation. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. Foreign securities are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.


DIVIDENDS AND TAXES

GENERAL

Net income for each of the LifeWorks Funds is declared monthly as a dividend to shareholders at the close of business on the day of declaration and is paid monthly. In some months, certain Funds may not pay any dividends. Distributable net realized capital gains are distributed at least annually. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares at net asset value as of the date of declaration, unless the shareholder elects to receive dividends or distributions in cash. A shareholder wishing to make such an election, or any revocation thereof, must contact the trust administrator or other financial consultant responsible for the account to submit the request in writing to the Transfer Agent, c/o The Parkstone Group of Funds, P.O. Box 8590, Boston, Massachusetts 02266-8590. Any election or revocation thereof will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Each of the Funds intends to qualify as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the Code.

PROSPECTUS--Parkstone LifeWorks Funds  26

Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, if any, for such year. In general, a Fund's investment company taxable income will be the sum of its net investment income and the excess of any net short-term capital gain for the taxable year over the net long-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income and net tax-exempt income each taxable year. Such distributions by the Fund will be taxable as ordinary income to their respective shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or to a qualified retirement plan are deferred under the Code.) For corporate shareholders, the dividends received deduction will apply to such distributions to the extent of the gross amount of qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

Dividends declared in October, November or December of any year payable to shareholders of record on a specified date before the end of the year will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

Prior to purchasing Fund shares, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Fund shares depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution. Generally, a shareholder may include sales charges incurred upon the purchase of Fund shares in his tax basis for such shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for shares of another Fund within 90 days of the purchase and is able to reduce the sales charge applicable to the new shares (by virtue of the Trust's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to this limitation) in the tax basis of the new shares.

Shareholders of the Funds will be advised at least annually as to the federal income tax consequences of distributions made to them each year. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes which may differ from federal tax consequences described above.

The foregoing discussion is based on tax laws and regulations which were in effect as of the date of this Prospectus; such laws and regulations may be changed by legislative or administrative actions. The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisers with specific reference to their own tax situation.

                                       27  PROSPECTUS--Parkstone LifeWorks Funds

PERFORMANCE INFORMATION

From time to time, performance information for the LifeWorks Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return of a class of shares in any of the LifeWorks Funds will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Currently, only the Balanced Allocation Fund of the LifeWorks Funds is offered with multiple classes of shares. Average annual total return is measured by comparing the value of an investment in a class of shares in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield of a class of shares will be computed by dividing a class of shares' net investment income per share earned during a recent one-month period by that class of shares' per share maximum offering price (reduced by an undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Each LifeWorks Fund may also present its average annual total return, aggregate total return and yield, as the case may be, excluding the effect of a sales charge, if any.

In addition, from time to time the LifeWorks Funds may present their respective distribution rates for a class of shares in shareholder reports and in supplemental sales literature which is accompanied or preceded by a prospectus. Distribution rates will be computed by dividing the distribution per share of a class made by a Fund over a twelve-month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non-recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.

Standardized yield and total return quotations will be computed separately for Institutional Shares and the other classes of the LifeWorks Funds, if any. Because of differences in the fees and/or expenses borne by different classes of shares of the LifeWorks Funds, if any, the net yield and total return on Institutional Shares may be different from that for another class of the same Fund. For example, net yield and total return on Investor A Shares is expected, at any given time, to be lower than the net yield and total return on Institutional Shares for the same period.

Investors may also judge the performance of any class of shares or Fund by comparing or referencing it to the performance of various mutual fund or market indices such as those published by various services, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to shareholders. For further information regarding such services and publications, see "ADDITIONAL INFORMATION -- Performance Comparisons" in the Statement of Additional Information.

Total return and yield are functions of the type and quality of instruments held in the portfolio, levels of operating expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by the Investment Adviser or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Investment Adviser and BISYS voluntarily reduce all or a part of their respective fees, as further discussed above, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

PROSPECTUS--Parkstone LifeWorks Funds  28

TELEPHONE ACCESS

Shareholders of the Group may obtain current price, yield and other performance information on any of the Group's Funds through an Automated Voice Response System 24 hours a day by calling (800) 451-8377 from any touch-tone phone. Shareholders may also speak directly with a Group representative, employed by the Transfer Agent, during regular business hours.

GENERAL INFORMATION

ORGANIZATION OF THE GROUP

The Group was organized as a Massachusetts business trust in 1987 and, as of the date of this Prospectus, offers eighteen Funds. The shares of each of the Funds of the Group may be offered in up to three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Each share represents an equal proportionate interest in a Fund with other shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shares do not have a par value.

Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by Fund except as otherwise expressly required by law. For example, shareholders of the Funds will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a Fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that Fund's investment advisory agreement.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve investment and sub-investment advisory agreements and to satisfy certain other requirements. To the extent that such a meeting is not required, the Group may elect not to have an annual or special meeting.

The Group has represented to the SEC that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

As of September 1, 1998, National City Corporation, through its wholly-owned subsidiaries, possessed on behalf of its underlying accounts voting or investment power with respect to more than 25% of the shares of each of the LifeWorks Funds, and therefore may be presumed to control such Funds within the meaning of the 1940 Act.

MULTIPLE CLASSES OF SHARES

In addition to Institutional Shares, the Group also offers Investor A Shares and Investor B Shares of certain Funds pursuant to a Multiple Class Plan adopted by the Group's Trustees under Rule 18f-3 of the 1940 Act. Investor A Shares impose distribution fees and Investor B Shares impose distribution fees and a sales load. A salesperson or other person entitled to receive compensation for selling or servicing shares may receive different compensation with respect to one particular class of shares over another in the same Fund. The amount of dividends payable with respect to other classes of shares will differ from dividends on Institutional Shares as a result of the Distribution and Shareholder Service Plan fees applicable to such other classes of shares and because the different classes of shares may bear different retail transfer agency expenses. For further details regarding these other classes of Shares, call the Group at (800) 451-8377.

                                       29  PROSPECTUS--Parkstone LifeWorks Funds

MISCELLANEOUS

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants.


Pursuant to Rule 17f-2, since National City Bank serves as the Group's Custodian and is affiliated with IMC, the Group's investment adviser, a procedure has been established requiring three annual verifications, two of which are to be unannounced, of all investments held pursuant to the Custodian Services Agreement, to be conducted by the Group's independent auditors.


The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.

Inquiries regarding the Group may be directed in writing to The Parkstone Group of Funds at P.O. Box 8590, Boston, MA 02266-8590, or by calling toll free (800) 451-8377.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by their Distributor in any jurisdiction in which such offering may not lawfully be made.

PROSPECTUS--Parkstone LifeWorks Funds  30

THE PARKSTONE GROUP OF FUNDS

Board of Trustees

ROBERT D. NEARY
Chairman
Retired Co-Chairman, Ernst & Young
Director:
Cold Metal Products, Inc.


HERBERT R. MARTENS, JR.

President
Executive Vice President,
  National City Corporation
Chairman, President and
  Chief Executive
  Officer, NatCity
  Investments, Inc.

LEIGH CARTER
Retired President and
  Chief Operating Officer
  B.F. Goodrich Company
Director:

Kirtland Capital Corporation

Morrison Products

JOHN F. DURKOTT
President and Chief
  Operating Officer,
  Kittle's Home Furnishings
  Center, Inc.

ROBERT J. FARLING
Retired Chairman, President
  and Chief Executive Officer,
  Centerior Energy
Director:
Republic Engineered Steels

RICHARD W. FURST, DEAN
Professor of Finance and Dean
  Carol Martin Gatton College
  of Business and Economics,
  University of Kentucky
Director:
Foam Design, Inc.
The Seed Corporation

GERALD L. GHERLEIN
Executive Vice President and
  General Counsel, Eaton
  Corporation
Trustee:

WVIZ Educational Television


J. WILLIAM PULLEN
President and Chief Executive Officer,

  Whayne Supply Company

THE PARKSTONE GROUP OF FUNDS
Institutional Shares

INVESTMENT ADVISER (AND SUB-ADMINISTRATOR)
National City Investment Management Company
1900 East Ninth Street
Cleveland, Ohio 44114

SUBADVISER
Gulfstream Global Investors, Ltd.
Suite 550
100 Crescent Court
Dallas, Texas 75201

DISTRIBUTOR
SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

ADMINISTRATOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8590
Boston, MA 02266

CUSTODIAN
National City Bank
4100 West 150th Street
Cleveland, Ohio 44135

LEGAL COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107

                            INVESTMENT PORTFOLIOS OF
                          THE PARKSTONE GROUP OF FUNDS


                                INVESTOR A SHARES
                                INVESTOR B SHARES
                              INSTITUTIONAL SHARES


                           THE PARKSTONE GROWTH FUNDS
                      THE PARKSTONE GROWTH AND INCOME FUNDS
                           THE PARKSTONE INCOME FUNDS
                       THE PARKSTONE TAX-FREE INCOME FUNDS
                        THE PARKSTONE MONEY MARKET FUNDS

                                   FORM N - 1A
                              CROSS-REFERENCE SHEET

PART B.  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
ITEM NO.                                                                    Rule 404(a) CROSS REFERENCE

10.         Cover Page......................................................     Cover Page
11.         Table of Contents...............................................     Table of Contents
12.         General Information and History.................................     Not Applicable
13.         Investment Objectives and Policies..............................     Investment Objectives and Policies; Investment
                                                                                 Restrictions; Portfolio Turnover
14.         Management of the Fund..........................................     Management of the Group
15.         Control Persons and Principal Holders of Securities.............     Principal Holders of Voting Securities
16.         Investment Advisory and Other Services..........................     Investment Adviser; Administrator and
                                                                                 Sub-Administrator; Distributor; Custodian,
                                                                                 Transfer Agent and Fund Accounting Services;
                                                                                 Independent Auditors; Legal Counsel
17.         Brokerage Allocation and Other Practices........................     Portfolio Transactions; Distributor
18.         Capital Stock and Other Securities..............................     Description of Shares
19.         Purchase, Redemption and Pricing of Securities Being Offered....     Net Asset Value; Additional Purchase and
                                                                                 Redemption Information
20.         Tax Status......................................................     Additional Tax Information; Additional Tax
                                                                                 Information Concerning the Exempt Funds;
                                                                                 Additional Tax Information Concerning the
                                                                                 International Fund and Emerging Markets Fund
21.         Underwriters....................................................     Distributor; Portfolio Transactions
22.         Calculation of Performance Data.................................     Yields of the Money Market Funds; Yields of the
                                                                                 Non-Money Market Funds; Calculation of Total
                                                                                 Return; Distribution Rates
23.         Financial Statements............................................     Financial Statements



STATEMENT OF ADDITIONAL INFORMATION                                    PAGE 1

                          THE PARKSTONE GROUP OF FUNDS


                       Statement of Additional Information
                               September 18, 1998


                                  GROWTH FUNDS
                       Parkstone Small Capitalization Fund
                        Parkstone Mid Capitalization Fund
                       Parkstone Large Capitalization Fund
                     Parkstone International Discovery Fund

                             GROWTH AND INCOME FUNDS
                          Parkstone Equity Income Fund
                     Parkstone Conservative Allocation Fund
                       Parkstone Balanced Allocation Fund
                      Parkstone Aggressive Allocation Fund

                                  INCOME FUNDS
                               Parkstone Bond Fund
                      Parkstone Limited Maturity Bond Fund
               Parkstone Intermediate Government Obligations Fund
                      Parkstone U.S. Government Income Fund

                              TAX-FREE INCOME FUNDS
                          Parkstone Municipal Bond Fund
                     Parkstone Michigan Municipal Bond Fund

                               MONEY MARKET FUNDS
                        Parkstone Prime Obligations Fund
                   Parkstone U.S. Government Obligations Fund
                             Parkstone Treasury Fund
                             Parkstone Tax-Free Fund


         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the following Prospectuses (the "Prospectuses") of the Funds: Each of the Investor A Shares, Investor B Shares and Institutional Shares Prospectuses dated September 18, 1998 and the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund Prospectus dated September 18, 1998, any of which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of each of the Prospectuses may be obtained by writing the Group at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by telephoning toll free (800) 451-8377.

                                TABLE OF CONTENTS

                                                                            PAGE
INVESTMENT OBJECTIVES AND POLICIES.........................................   2
Additional Information On Portfolio Instruments............................   2
Additional Investment Limitations..........................................  20
Portfolio Turnover.........................................................  23

NET ASSET VALUE............................................................  25
Valuation Of The Money Market Funds........................................  26
Valuation Of The Non-Money Market Funds....................................  27

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.............................  27
MANAGEMENT OF THE GROUP....................................................  28
Trustees And Officers......................................................  28
Investment Adviser And Subadviser..........................................  33
Portfolio Transactions.....................................................  38
Authority To Act As Investment Adviser.....................................  41
Glass-Steagall Act.........................................................  41
Administrator And Sub-Administrator........................................  42
Expenses...................................................................  45
Distributor................................................................  45
Custodian, Transfer Agent And Fund Accounting Services.....................  48
Independent Auditors.......................................................  49
Legal Counsel..............................................................  49

ADDITIONAL INFORMATION.....................................................  50
Description Of Shares......................................................  50
Vote Of A Majority Of The Outstanding Shares...............................  51
Shareholder And Trustee Liability..........................................  52
Additional Tax Information.................................................  52
Additional Tax Information Concerning The Exempt Funds.....................  55
Yields Of The Money Market Funds...........................................  58
Yields Of The Non-Money Market Funds.......................................  60
Calculation Of Total Return................................................  61
Distribution Rates.........................................................  64
Performance Comparisons....................................................  65
Miscellaneous..............................................................  66

PRINCIPAL HOLDERS OF VOTING SECURITIES.....................................  67

FINANCIAL STATEMENTS.......................................................  83

APPENDIX ..................................................................  84

                       STATEMENT OF ADDITIONAL INFORMATION

                          THE PARKSTONE GROUP OF FUNDS

         The Parkstone Group of Funds (the "Group") is an open-end management investment company composed of eighteen separate investment portfolios, seventeen of which are diversified portfolios and one of which is a non-diversified portfolio, each with different investment objectives. The separate investment portfolios of the Group enable the Group to meet a wide range of investment needs. This Statement of Additional Information contains information about each of the eighteen portfolios (collectively, the "Funds" and singly, a "Fund").

         The Group includes four money market Funds: the U.S. Government Obligations Fund, the Prime Obligations Fund, the Treasury Fund and the Tax-Free Fund (collectively, the "Money Market Funds"), each of which, except the Tax-Free Fund, seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. The Tax-Free Fund seeks to provide current income free from federal income taxes, preservation of capital and relative stability of principal. The U.S. Government Obligations Fund invests primarily in short-term U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Prime Obligations Fund invests in high quality money market instruments. The Tax-Free Fund invests in high-quality tax-exempt obligations and seeks to produce a high level of income which is exempt from federal income taxes. The Treasury Fund invests exclusively in obligations issued or guaranteed by the U.S. Treasury and in repurchase agreements backed by such obligations.

         In addition, the Group has fourteen variable net asset value Funds: the Small Capitalization Fund , the Mid Capitalization Fund (formerly, the Parkstone Equity Fund), the Large Capitalization Fund, the International Discovery Fund, the Conservative Allocation Fund, the Balanced Allocation Fund (formerly, the Parkstone Balanced Fund), the Aggressive Allocation Fund, the Equity Income Fund (formerly, the Parkstone High Income Equity Fund), the Bond Fund, the Limited Maturity Bond Fund, the Intermediate Government Obligations Fund, the U.S. Government Income Fund, the Municipal Bond Fund and the Michigan Municipal Bond Fund (collectively, the "Non-Money Market Funds"). The Small Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. The Mid Capitalization Fund seeks capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The Large Capitalization Fund seeks growth of capital by investing primarily in a diversified portfolio of common stocks and securities of companies with large market capitalization. The International Discovery Fund seeks the long-term growth of capital. The Conservative Allocation Fund seeks current income and conservation of capital, with a secondary objective of long-term capital growth. The Balanced Allocation Fund seeks current income, long-term capital growth and conservation of capital. The Aggressive Allocation Fund seeks capital appreciation and income growth. The Equity Income Fund seeks current income as well as capital growth by investing in high quality dividend-paying stocks and securities convertible into common stocks. The Bond Fund seeks current income with preservation of capital by investing in a portfolio of high- and medium-grade fixed-income securities. The Limited Maturity Bond Fund seeks current income with preservation of capital by investing in a portfolio of high and medium-grade fixed-income securities with maturities of six years or less. The Intermediate Government Obligations Fund seeks current income with preservation of capital by investing in a portfolio of U.S. government obligations with maturities of 12 years or less. The U.S. Government Income Fund seeks to provide shareholders with a high level of current income consistent with prudent investment risk. The Municipal Bond Fund seeks federal tax-exempt income with preservation of capital by investing in tax-exempt fixed-income securities. The Michigan Municipal Bond Fund seeks income which is exempt from federal income tax and Michigan state income and intangibles taxes, although such income may be subject to the federal alternative minimum tax when received by certain shareholders. The Michigan Municipal Bond Fund also seeks preservation of capital. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund and International Discovery Fund are sometimes referred to as the Growth Funds. The Conservative Foundation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Equity Income Fund are sometimes referred to as the Growth and Income Funds. The Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund and U.S. Government Income Fund are sometimes referred to as the Income Funds. The Michigan Municipal Bond Fund and Municipal Bond Fund are sometimes referred to as the Tax-Free Income Funds.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectuses of the eighteen Funds described above. Capitalized terms not defined herein are defined in the Prospectuses. No investment in shares of a Fund should be made without first reading the Fund's Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

         Additional Information on Portfolio Instruments

         The following policies supplement the investment objectives and policies of each Fund of the Group as set forth in the Prospectus for that Fund.

                  Bank Obligations. Each of the U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may invest in bank obligations consisting of bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers ' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

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         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and U.S. Government Income Fund may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs"), which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; and Canadian time deposits, which are basically the same as ETDs except they are issued by Canadian-offices of major Canadian banks.

         Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         Subject to the limitations described in the Prospectuses, the Prime Obligations Fund, the U.S. Government Obligations Fund, the Tax-Free Fund, the U.S. Government Income Fund and the Michigan Municipal Bond Fund will purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories assigned by a nationally recognized statistical rating organization ("NRSRO"). The Tax-Free Fund may purchase commercial paper rated in the highest rating category assigned by an NRSRO. These Funds may also invest in commercial paper that is not rated but that is determined by National City Investment Management Company ("IMC" or the "Investment Adviser"), under guidelines established by the Group's Board of Trustees, to be of comparable quality to instruments that are so rated by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments. The Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and Municipal Bond Fund may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower-rated instruments is more risky than investment in instruments in higher-rated categories. For a description of the rating symbols of each NRSRO, see the Appendix. The U.S. Government Obligations Fund, Prime Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive



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Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund and
U.S. Government Income Fund may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer.


         Variable Amount Master Demand Notes. Variable amount master demand notes, in which the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Investment Adviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.

         Foreign Investment. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to securities of U.S. domestic issuers. Since investments in the securities of foreign issuers may involve currencies of foreign countries, and since the International Discovery Fund may from time to time temporarily hold funds in bank deposits in foreign currencies, the International Discovery Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

         Since foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign bond markets are less than in the U.S. and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results in their portfolio transactions. There is generally less government supervision and regulation of the securities exchanges, brokers, dealers and listed companies than in the U.S., thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

         Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause such Fund to miss attractive investment opportunities. Losses to a Fund due to subsequent declines in the value of portfolio securities, or losses arising out of the Fund's inability to fulfill a contract to sell such securities, could result in potential liability to the Fund. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund and Limited Maturity Bond Fund will acquire foreign securities only when the Investment Adviser or Gulfstream Global Investors, Ltd. ("Gulfstream" or the "Subadviser"), the subadviser of the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, believes that the risks associated with such investments are minimal.


          Variable and Floating Rate Notes. The Prime Obligations Fund, U.S. Government Obligations Fund, Tax-Free Fund, Bond Fund, Limited Maturity Bond Fund, U.S. Government Income Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may acquire variable and floating rate notes subject to each such Fund's investment objective, policies and restrictions. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by The Investment Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Investment Adviser will consider the earning power, cash flow and liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result, or for other reasons, suffer a loss to the extent of the default. To the extent that the Fund is not entitled to receive the principal amount of a note within 7 days, such note will be treated as an illiquid security for purposes of the calculation of the limitation on the Fund's investment in illiquid securities as set forth in that Fund's investment restrictions. Variable or floating rate notes may be secured by bank letters of credit.


         Variable or floating rate notes invested in by the Prime Obligations Fund, U.S. Government Obligations Fund and the Tax-Free Fund may have maturities of more than 397 days, as follows:

         1. An instrument that is issued or guaranteed by the United States government or any agency thereof which has a variable rate of interest adjusted no less frequently than every 397 days will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         2. A variable rate note, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by a Fund to have a maturity equal to the period remaining until the maturity date or the next readjustment of the interest rate, whichever is less.

         3. A variable rate note that is subject to a demand feature will be deemed by a Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

         4. A floating rate note that is subject to a demand feature will be deemed by Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

         As used above, a note is "subject to a demand feature" where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 days.

         Money Market Mutual Funds. Each of the Non-Money Market Funds may invest up to 5% of the value of its total assets in the securities of any one money market mutual fund, provided that no more than 10% of a Non-Money Market Fund's total assets may be invested in the securities of money market mutual funds in the aggregate. Each Non-Money Market Fund will incur additional expenses due to the duplication of expenses as a result of investing in securities of money market mutual funds.

         Municipal Securities. The Tax-Free Fund and Municipal Bond Fund, the assets of such Funds will be primarily invested in bonds and notes issued by or on behalf of states (including the District of Columbia), territories, and possessions of the United States and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is both exempt from federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax ("Municipal Securities"). With respect to the Tax-Free Fund, Municipal Securities are expected to have remaining maturities of 397 days or less. Under normal market conditions, at least 80% of the total assets of each such Fund will be invested in

Municipal Securities. The U.S. Government Obligations Fund may invest up to 35% of the value of its total assets in Municipal Securities. In addition, the Bond Fund, Limited Maturity Bond Fund and Prime Obligations Fund may invest in Municipal Securities but shall limit such investment to the extent necessary to preclude them from paying "exempt-interest dividends" as that term is defined in the Internal Revenue Code of 1986, as amended (the "Code").

         Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from both federal income tax and not treated as a preference item for purposes of the federal alternative minimum tax.

         Among other types of Municipal Securities, the Tax-Free Fund and Municipal Bond Fund may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, these Funds may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds , and pollution control bonds.

         Project notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its project notes, the notes are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the project notes.

         The assets of the Michigan Municipal Bond Fund will be invested in obligations consisting of bonds, notes, commercial paper, and certificates of indebtedness, issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from federal income tax and Michigan state income and intangibles taxes (but may be treated as a preference item for purposes of the federal alternative minimum tax) and in debt obligations issued by the government of Puerto Rico, the U.S. territories and possessions of Guam, the U.S. Virgin Islands or such other governmental entities whose debt obligations, either by law or treaty, generate interest income which is exempt from federal and Michigan state income and intangible taxes ("Michigan Municipal Securities"). Under normal market conditions, at least 80% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities, and at least 65% of the net assets of the Michigan Municipal Bond Fund will be invested in Michigan Municipal Securities issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities.

         Michigan Municipal Securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Michigan Municipal Securities if the interest paid thereon is exempt from both federal and Michigan state income and intangibles taxes although such interest may be treated as a preference item for purposes of the federal alternative minimum tax.

         Other types of Michigan Municipal Securities which the Michigan Municipal Bond Fund may purchase are short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

         The two principal classifications of Municipal Securities and Michigan Municipal Securities (collectively, "Exempt Securities") consist of "general obligation" and "revenue" issues. The Tax-Free Fund, Municipal Bond Fund and Michigan Municipal Bond Fund (collectively the "Exempt Funds" and singly, an "Exempt Fund") may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Exempt Securities, both within a particular classification and between classifications, and the yields on Exempt Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of an NRSRO represent their opinions as to the quality of Exempt Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Exempt Securities with the same maturity, interest rate and rating may have different yields, while Exempt Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of Exempt Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Investment Adviser will consider such an event in determining whether a Fund should continue to hold the obligation.

         An issuer's obligations under Exempt Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of Exempt Securities may be materially adversely affected by litigation or other conditions.

         Special Investment Considerations Relating To Investing In The Michigan Municipal Bond Fund. The following information is drawn from various Michigan governmental publications and from official statements relating to securities offerings of the State and its political subdivisions. While the Trust has not independently verified such information, it has no reason to believe that it is not correct in all material respects.

         The State of Michigan's economy is principally dependent on manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture, and historically has been highly cyclical.

         Total State wage and salary employment is estimated to have grown by 1.5% in 1997. The rate of unemployment is estimated to have been 4.1% in 1997, below the national average for the fourth consecutive year. Personal income grew at an estimated 4.7% annual rate in 1997, up from the 4.2% growth reported for 1996.

         During the past five years, improvements in the Michigan economy have resulted in increased revenue collections which, together with restraints on the expenditure side of the budget, have resulted in State General Fund budget surpluses, most of which were transferred to the State's Counter-Cyclical Budget and Economic Stabilization Fund. The balance of that Fund as of September 30, 1997 is estimated to have been in excess of $1.1 billion.

         The Michigan Constitution limits the amount of total State revenues that can be raised from taxes and certain other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a fixed percentage of State personal income in the prior calendar year or the average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%).

         The Michigan Constitution also provides that the proportion of State spending paid to all units of local government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year. The State originally determined that portion to be 41.6%. If such spending does not meet the required level in a given year, an additional appropriation for local governmental units is required by the following fiscal year; which means the year following the determinations of the shortfall, according to an opinion issued by the State's Attorney General. Spending for local units met this requirement for fiscal years 1986-87 through 1991-92. As the result of litigation, the State agreed to reclassify certain expenditures, beginning with fiscal year 1992-93, and has recalculated the required percentage of spending paid to local government units to be 48.97%.

         The State has issued and has outstanding general obligation full faith and credit bonds for Water Resources, Environmental Protection Program, Recreation Program and School Loan purposes. As of September 30, 1997, the State had approximately $677 million of general obligation bonds outstanding.

         The State may issue notes or bonds without voter approval for the purposes of making loans to school districts. The proceeds of such notes or bonds are deposited in the School Bond Loan Fund maintained by the State Treasurer and used to make loans to school districts for payment of debt on qualified general obligations bonds issued by local school districts.

         The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. As of early 1998, these lawsuits involved programs generally in the areas of corrections, tax collection, commerce, and proceedings involving budgetary reductions to school districts and governmental units, and court funding.

         The State Constitution limits the extent to which municipalities or political subdivisions may levy taxes upon real and personal property through a process that regulates assessments.

         On March 15, 1994, Michigan voters approved a property tax and school finance reform measure commonly known as Proposal A. Under Proposal A, as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack and an additional tax of 16% of the wholesale price began to be imposed on certain other tobacco products. A .75% real estate transfer tax became effective January 1, 1995. Beginning in 1994, a state property tax of 6 mills began to be imposed on all real and personal property currently subject to the general property tax. All local school boards are authorized, with voter approval, to levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes on nonhomestead property and nonqualified agricultural property. Proposal A contains additional provisions regarding the ability of local school districts to levy taxes, as well as a limit on assessment increases for each parcel of property, beginning in 1995. Such increases for each parcel of property are limited to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value will revert to the current assessment level of 50% of true cash value. Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund.

         Proposal A and its implementing legislation shifted significant portions of the cost of local school operations from local school districts to the State and raised additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

         Government Obligations. Each of the Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" U.S. Treasury Obligations ("Stripped Treasury Obligations") such as Treasury receipts issued by the U.S. Treasury representing either future interest or principal payments. Stripped securities are issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Stripped Treasury Obligations in which the Money Market Funds may invest do not include certificates of accrual on Treasury securities ("CATS") or Treasury income growth receipts ("TIGRs").

         Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

         Taxable Obligations. Under normal market conditions, each of the Exempt Funds may invest up to 20% of its total assets in Taxable Obligations. Taxable Obligations may include: (1) obligations of the United States Treasury; (2) obligations of agencies and instrumentalities of the United States government;
(3) money market instruments, such as certificates of deposit issued by domestic banks, corporate commercial paper, and bankers' acceptances; and (4) taxable instruments subject to repurchase agreements (agreements under which the seller agrees at the time of sale to repurchase the securities it is selling at an agreed time and price). Certificates of deposit will be those of domestic branches of U.S. banks' which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000, or of savings and loan associations which are members of the Federal Deposit Insurance Corporation and which have total assets at the time of purchase in excess of $100,000,000. Bankers' acceptances will be guaranteed by U.S. commercial banks having total assets at the time of purchase in excess of $100,000,000. Obligations of the U.S. Treasury and U.S. government agencies and instrumentalities, bankers' acceptances, and certificates of deposit are described in this Statement of Additional Information.

         Options Trading. Each of the Non-Money Market Funds may purchase put and call options. A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. Put and call options purchased by the Non-Money Market Funds are valued at the last sale price, or in the absence of such a price, at the mean between bid and asked price.

         When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or , in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss

         Each of the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund and U.S. Government Income Fund may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option

         PUTS. Each Exempt Fund may acquire "puts" with respect to Exempt Securities held in its portfolio. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Such Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

         The amount payable to an Exempt Fund upon its exercise of a put is normally: (i) the Exempt Fund's acquisition cost of the Exempt Securities (excluding any accrued interest which the Exempt Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Exempt Fund owned the securities, plus (ii) all interest accrued on the Exempt Securities since the last interest payment date during that period.

         Puts may be acquired by the Exempt Funds to facilitate the liquidity of their respective-portfolio assets. Puts may also be used to facilitate the reinvestment of a Fund's assets at a rate of return more favorable than that of the underlying security. Puts may, under certain circumstances, also be used to shorten the maturity of underlying variable rate or floating rate securities for purposes of calculating the remaining maturity of those securities and the dollar weighted average portfolio maturity of the Tax-Free Fund's assets pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments-Variable and Floating Rate Notes" and "NET ASSET VALUE" in this Statement of Additional Information.

         The Exempt Funds expect that each such Fund will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, such Funds may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

         The Exempt Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in The Investment Adviser's opinion, present minimal credit risks.

         When-Issued and Delayed-Delivery Securities. Each Fund may purchase securities on a "when-issued" or "delayed-delivery" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase securities on a "when-issued" or "delayed-delivery" basis, the Fund's Custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Investment Adviser or Gulfstream, as the case may be, to manage it might be affected in the event its commitments to purchase "when issued" or "delayed-delivery" securities ever exceeded 25% of the value of its assets. Under normal market conditions, however, a Fund's commitments to purchase "when-issued" or "delayed-delivery" securities will not exceed 25% of the value of its assets.

         If the Fund sells a "when-issued" or "delayed-delivery" security before a delivery, any gain would not be tax-exempt. When the Fund engages in "when-issued" or "delayed-delivery" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Funds will engage in "when-issued" or "delayed-delivery" transactions only for the purpose of acquiring securities consistent with the Funds' investment objectives and policies and not for investment leverage, although such transactions represent a form of leveraging.


         Mortgage-Related Securities. Each of the Funds, except the International Discovery Fund, may, consistent with its investment objective and policies, invest in mortgage-related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, U.S. Government Income Fund, Prime Obligations Fund and U.S. Government Obligations Fund, may, in addition, invest in mortgage-related securities issued by non-governmental entities, including collateralized mortgage obligations structured on pools of mortgage pass-through certificates or mortgage loans, subject to the rating limitations described in the Prospectuses.

         Mortgage-related securities, for purposes of the Funds' Prospectuses and this Statement of Additional Information, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as the Government National Mortgage Association ("GNMA") and government-related organizations such as the Federal National Mortgage

Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), as well as by non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates, the mortgages underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.

         There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to the timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress and owned entirely by the Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to the timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or the timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Medium-Grade Securities. The Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, Bond Fund, Limited Maturity Bond Fund, Municipal Bond Fund and Michigan Municipal Bond Fund may each invest in securities which are rated within the four highest rating categories assigned by an NRSRO (including, for example, securities rated BBB by S&P or Baa by Moody's) or, if not rated, are of comparable quality as determined by The Investment Adviser. ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Medium-Grade Securities are considered by Moody's to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of a Fund to sell such securities at their fair market value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that a Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Investment Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         Restricted Securities. Each of the Funds, except the Treasury Fund, may invest in Section 4(2) securities. "Section 4(2) Securities," as described in the Prospectuses, are securities which are issued in reliance on the "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 (the "1933 Act"). The Funds will not purchase Section 4(2) Securities which have not been determined to be liquid in excess of 15% (10% in the case of the Money Market Funds) of the total assets of that Fund. The Group's Board of Trustees has delegated to the Investment Adviser the day-to-day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe-harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker-dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.

         The Investment Adviser may deem Section 4(2) Securities liquid if it believes that, based on the trading markets for such security, such security can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. In making such determination, the Investment Adviser generally considers any and all factors that it deems relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market-place trades.

         Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

         Repurchase Agreements. Securities held by each of the Group's Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Investment Adviser deems creditworthy under the guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although management of the Group believes that, under the regular procedures normally in effect for custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Group's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Reverse Repurchase Agreements and Dollar Roll Agreements. As discussed in the Prospectuses, each of the Group's Funds may borrow money by entering into reverse repurchase agreements and, with respect to the Income and Tax-Free Income Funds, dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements and dollar roll agreements are considered to be borrowings by a Fund under the 1940 Act.

         Futures Contracts. Each of the Growth Funds, Growth and Income Funds, Income Funds and the Municipal Bond Fund may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercising the option at any time during the option period.

         Futures transactions involve brokerage costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high-grade debt obligations, to cover its performance under such contracts. A Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         Forward Foreign Currency Exchange Contracts. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         No Fund intends to enter into such forward foreign currency exchange contracts if such Fund would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. A Fund also will not enter into such forward contracts or maintain a net exposure on such contracts where such Fund would be obligated to deliver an amount of foreign currency in excess of the value of such Fund's portfolio securities or other assets denominated in that currency. The Investment Adviser and Gulfstream believe that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Group's Custodian segregates cash or liquid high-grade securities in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency security. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of such Fund's commitments with respect to such contracts. The Funds generally do not enter into a forward contract for a term longer than one year.

         Foreign Currency Options. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options any time prior to expiration.

         A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, such Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.

         Foreign Currency Futures Transactions. Each of the Funds, except the Money Market Funds and the Tax-Free Income Funds, may invest in foreign currency futures transactions. As part of its financial futures transactions, the Funds may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives as through forward foreign currency exchange contracts more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

         Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission (the "SEC") Release No. IC-10666, when purchasing a futures contract or writing a put option or entering into a forward foreign currency exchange purchase, a Fund will maintain in a segregated account cash or liquid high-grade debt securities equal to the value of such contracts.

         To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid being classified as a "commodity pool operator," a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts held by such Fund plus premiums paid by it for open options on futures would exceed 5% of such Fund's total assets. Such Fund will not engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which such Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 25% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

         Lending of Portfolio Securities. In order to generate additional income, each of the Funds except the Treasury Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities. A Fund must receive 100% collateral in the form of cash or U.S. government securities. This collateral must be valued daily by the Custodian and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower days the Fund any dividends or interest paid on such securities. Loans are subject to termination on by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recover of its portfolio securities and the risk of loss of rights in the collateral. A Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Investment Adviser or Gulfstream has determined are creditworthy under guidelines established by the Group's Board of Trustees.

Additional Investment Limitations

         Each Fund's investment objective may be changed without a vote of the holders of a majority of the Fund's outstanding shares, with the exception of the U.S. Government Obligations and Treasury Funds. The investment objectives of the U.S. Government Obligations and Treasury Funds are fundamental and may not be changed without a vote of the holders of a majority of outstanding shares of that Fund. In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "ADDITIONAL INFORMATION - Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information).

         The following investment restrictions apply to all Funds except the U.S. Government Obligations Fund and the Treasury Fund:

         No Fund may:


         1. Purchase or sell real estate, except that the Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Invest in commodities, except that as consistent with its investment objective and policies a Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. For purposes of this investment limitation, "commodities" includes commodity contracts.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

         In addition, the Funds are subject to the following non-fundamental limitations, which may be changed without the vote of shareholders.

         No Fund may:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

         2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with the Fund's investment objective and policies for transactions in options on securities or indices of securities, future contracts and options on futures contracts and in similar investments.

         3. Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         4. Purchase securities of companies for the purpose of exercising control.

         5. Invest more than 15% (10% in the case of a Money Market Fund) of its net assets in illiquid securities.

         The following investment restrictions apply to the U.S. Government Obligations Fund and the Treasury Fund:

         No Fund may:

                  Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         No Fund may:

                  Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of such Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

                  Irrespective of this investment restriction, and pursuant to Rule 2a-7 under the 1940 Act, the U.S. Government Obligations Fund and the Treasury Fund each will, with respect to 100% of its total assets, limit its investment in the securities of any one issuer in the manner provided by such Rule, which limitations are referred to in the applicable Prospectuses under the caption "INVESTMENT OBJECTIVES AND POLICIES-The Money Markets Funds."

         None of the Funds will:

         1. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities";

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund;

         3. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein are not prohibited by this restriction);

         4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents, and (c) utilities will provide according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

         5. Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that each Fund may borrow from banks for temporary or emergency purposes and then only in amounts up to 30% of its total assets at the time of borrowing (and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements), or mortgages, pledge or hypothecate any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets at the time of borrowing;

         6. Enter into reverse repurchase agreements, dollar roll agreements and other permitted borrowings in amounts exceeding in the aggregate one-third of the Fund's total assets (10% in the case of the Money Market Funds) less liabilities other than the obligations represented by such reverse repurchase and dollar roll agreements;

         7. Issue senior securities except as permitted by 1940 Act or any rule, order or interpretation thereunder;

         8. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities in accordance with its investment objective and policies , make time deposits with financial institutions and enter into repurchase agreements; or

         9. Write any call options on securities unless the securities are held by the Fund or unless the Fund is entitled to such securities in deliverable form in exchange for cash in an amount which has been segregated for payment or without further payment. In no event will a Fund write call options in excess of 5% of its total assets.


     For purposes of investment limitation number 4 above only, such limitation shall not apply to Municipal Securities or governmental guarantees of Municipal Securities, and industrial development bonds or private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Securities.
         The following additional investment restrictions may be changed without the vote of a majority of the outstanding shares of a Fund. No Fund may:

         1. Engage in any short sales;

         2. Invest more than 10% of the Fund's total assets in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation;

         3. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, and (b) to the extent permitted by the 1940 Act or pursuant to any exemptions therefrom;

         4. Purchase or retain securities of any issuer if the officers or Trustees of the Group and the officers or directors of its Investment Adviser and of its Administrator, who each owns beneficially more than one-half of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities;

         5. Purchase participations or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction); or

         6. Purchase or otherwise acquire any securities if, as a result, more than 15% (10% in the case of the Money Market Funds) of the Fund's net assets would be invested in securities that are illiquid.


Portfolio Turnover

         The portfolio turnover rate for each of the Group's Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.

         Because each Money Market Fund intends to invest entirely in securities with maturities of less than one year and because the SEC requires such securities to be excluded from the calculation of portfolio turnover rate, the portfolio turnover rate with respect to each of the Money Market Funds is expected to be zero for regulatory purposes.

         The portfolio turnover rates for the Funds of the Group may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of shares and, in the case of the Municipal Bond Fund and the Michigan Municipal Bond Fund, by requirements which enable those Funds to receive certain favorable tax treatments. With respect to the Conservative Allocation Fund, the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 600%. With respect to the Aggressive Allocation Fund, the Investment Adviser anticipates that the annual portfolio turnover rate may be as high as 500%. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions, and may result in additional tax consequences to a Fund's shareholders. Portfolio turnover will not be a limiting factor in making investment decisions.

         Significant changes in the portfolio turnover rates for the Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund were primarily the result of fundamental changes in the prospects of the companies held and/or the availability of better opportunities. In addition, with respect to the Small Capitalization Fund and the Mid Capitalization Fund, portfolio turnover was affected by equity market capitalization exceeding $2.5 billion and $10 billion, respectively. For the Equity Income Fund, reduced portfolio turnover resulted from sustained suitability of securities held in the portfolio. The decrease in portfolio turnover for the International Discovery Fund was principally due to the fact that there were fewer changes in country allocation during the latest 12-month period ended June 30, 1997 as heavier weighting in continental Europe and lesser weighting in the Far East were maintained.

         For the Group's Income Funds, changes in portfolio turnover rates occurred in connection with changes in opportunities perceived by the Investment Adviser to be profitable to the Funds and their shareholders.

PARKSTONE INTERMEDIATE GOVERNMENT OBLIGATIONS FUNDS
---------------------------------------------------

During the fiscal year ended May 31, 1998, portfolio turnover was 774.28% as compared to 1516.78% for the previous fiscal year. The style of investment management employed by the investment advisor sought to enhance shareholder's total return through the active trading of portfolio holdings. The advisors style involves the monitoring of market values of securities held by the fund relative to securities available in the marketplace. When the advisor believes the relationships to be out of line with historically normal relationships, they would trade the securities held for those in the marketplace. The advisor believes that these "swaps" produce profits which benefit shareholders.

The advisor believes that opportunities for profits from the above described activity are related to market conditions such as volatility. As market volatility varies from period to period, so to may the opportunities to profit from those market conditions. In the advisor's estimation, the fiscal year ended May 31, 1998 presented less opportunity for such profitable trades than did the previous fiscal year and therefore trade activity was less than during the previous period.

An additional factor which reduced turnover is the result of the change in fiscal year. The fiscal year ended May 31, 1998 covers eleven months as compared to twelve for the previous fiscal year.




PARKSTONE GOVERNMENT INCOME FUND
----------------------------------
During the fiscal year ended May 31, 1998, portfolio turnover was 278.94% as compared to 499.53% for the previous fiscal year. The style of investment management employed by the investment advisor sought to enhance shareholder's total return through the active trading of portfolio holdings. The advisors style involves the monitoring of market values of securities held by the fund relative to securities available in the marketplace. When the advisor believes the relationships to be out of line with historically normal relationships, they would trade the securities held for those in the marketplace. The advisor believes that these "swaps" produce profits which benefit shareholders.

The advisor believes that opportunities for profits from the above described activity are related to market conditions such as volatility. As market volatility varies from period to period, so to may the opportunities to profit from those market conditions. In the advisor's estimation, the fiscal year ended May 31, 1998 presented less opportunity for such profitable trades than did the previous fiscal year and therefore trade activity was less than during the previous period.

An additional factor which reduced turnover is the result of the change in fiscal year. The fiscal year ended May 31, 1998 covers eleven months as compared to twelve for the previous fiscal year.

                                 NET ASSET VALUE

         As indicated in the Prospectuses, the net asset value of each Fund is determined and the shares of each Fund are priced as of the Valuation Times defined in the Prospectuses on each Business Day of the Group. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day other than a day on which no shares of the Fund are rendered for redemption and no order to purchase any shares is received. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The offering prices for Investor A Shares of the Non-Money Market Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:


         Net Assets                                          $ 163,177,742.80
         Outstanding Shares                                     6,345,379.583
         Net Asset Value Per Share                           $          25.72
         Sales Charge, 4.50% of
           the offering price (4.71 of NAV) per share                    1.21
                                                             ----------------
         Offering Price                                      $          26.93

         The offering prices for Investor B Shares of the Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                       $ 41,399,578.97
         Outstanding Shares                 1,654,854.623
         Net Asset Value Per Share        $         25.02
         Sales Charge                                0.00
                                          ---------------
         Offering Price                   $         25.02


         The offering prices for Institutional Shares of the Non-Money Market Funds as of May 31, 1998 were calculated as illustrated in this example using the Small Capitalization Fund:

         Net Assets                       $ 527,805,014.00
         Outstanding Shares                 20,185,252.327
         Net Asset Value Per Share        $          26.15
         Sales Charge                                 0.00
                                          ----------------
         Offering Price                   $          26.15


Valuation of the Money Market Funds

         The Money Market Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

         Pursuant to Rule 2a-7, the Money Market Funds will maintain a dollar-weighted average maturity appropriate to each Fund's objective of maintaining a stable net asset value per share, provided that no Fund will purchase any security with a remaining maturity of more than 397 days (thirteen months) (securities subject to repurchase agreements may bear longer maturities) nor will it maintain a dollar-weighted average maturity which exceeds 90 days. The Group's Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of each of these Funds, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of each Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar-weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations. As permitted by Rule 2a-7 and the procedures adopted by the Board, certain of the Board's responsibilities under the Rule may be delegated to the Investment Adviser.

Valuation of the Non-Money Market Funds


          Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation. With respect to the Fixed Income Funds, Tax-Free Income Fund and the Fixed Income Securities of the Balanced Allocation; Aggressive Allocation and Conservative Allocation Funds, if there have been no sales during such day, portfolio securities will be valued at the mean between the most recent quoted bid and asked prices. Portfolio securities, the principal market for which is not a securities exchange, will be valued at the mean between the most recent quoted bid and asked prices in such principal market. With respect to the Growth Funds, Equity Income Fund, and the equity securities of the Balanced Allocation, Aggressive Allocation, and Conservative Allocation Funds, if there have been no sales during such day, portfolio securities will be valued at the latest bid quotation. In either case, if no such price is available, then such securities will be valued in good faith at their respective fair market values using methods determined by or under the supervision of the Board of Trustees of the Group. Portfolio securities with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.


         All other assets and securities including securities for which market quotations are not readily available will be valued at their fair market value as determined in good faith under the general supervision of the Board of Trustees of the Group.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Each of the classes of shares of the Group's Funds is sold on a continuous basis by the Group's distributor, SEI Investments Distribution Co. ("SEI" or the "Distributor"), and SEI has agreed to use appropriate efforts to solicit all purchase orders. The Group's Funds offer one or more of the following classes of shares: Investor A Shares, Investor B Shares and Institutional Shares. In addition to purchasing shares directly from SEI, Institutional Shares may be purchased at net asset value through procedures established by SEI in connection with the requirements of financial institutions, including the Trust Department of National City Bank, an affiliate of the Funds' Investment Adviser, other affiliated entities acting on behalf of customers for investment of funds that are held by such Trust Department in a fiduciary, agency, custodial or similar capacity, although currently Institutional Shares are only being offered to the trust departments of National City Bank and its affiliates.

         As stated in the relevant Prospectuses , the public offering price of Investor A Shares of the Money Market Funds is their net asset value per share which they will seek to maintain at $1.00. The public offering price of Investor A Shares of each of the other Funds is their net asset value per share next computed after the sale plus a sales charge which varies based upon the quantity purchased. The public offering price of such Investor A Shares of the Group is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase (see "HOW TO BUY

INVESTOR A SHARES" in the relevant Prospectus). The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Investor A Share Prospectus applies to purchases of Investor A Shares of a Fund.

         The public offering price of Investor B Shares of each Fund is their net asset value per share. Investor B Shares redeemed prior to five years from the date of purchase may be subject to a contingent deferred sales charge of 2.00% to 5.00%. Investor B Shares purchased prior to January 1, 1997 may be subject to a contingent deferred sales charge of 2.00% to 4.00%, if redeemed prior to four years from the date of purchase.

         The Group may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as a result of which: (i) disposal by the Group of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Group to determine the fair market value of its net assets.

         The Money Market Funds may redeem shares involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "NET ASSET VALUE - Valuation of the Money Market Funds" in this Statement of Additional Information.

                             MANAGEMENT OF THE GROUP

         Trustees and Officers

         Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's Funds. The Trustees elect the officers of the Group to supervise actively its day-to-day operations. One officer of the Trust, Herbert R. Martens, Jr., also serves as a Trustee.


         The Trustees of the Group, their addresses, ages and principal occupations during the past five years are as follows:


               Names, Addresses                       Positions(s) Held           Principal Occupation
                   and Ages                            With the Group             During Past 5 Years
                   --------                            --------------             -------------------
     Robert D. Neary                              Chairman of the Board and    Retired Co-Chairman of Ernst &
     32980 Creekside Drive                             Trustee                 Young, April 1984 to September 1993;
     Pepper Pike, OH  44124                                                    Director, Cold Metal Products, Inc.,
     Age 64                                                                    since March 1994; Director, Zurn
                                                                               Industries, Inc. (building products
                                                                               and construction services),

               Names, Addresses                       Positions(s) Held           Principal Occupation
                   and Ages                             With the Group            During Past 5 Years
                   --------                             --------------            -------------------
                                                                                June 1995 to June 1998.

     Herbert R. Martens, Jr.*                       President and Trustee       Executive Vice President, National
     c/o NatCity Investments, Inc.                                              City Corporation (bank holding
     1965 East Sixth Street                                                     company), since July 1997; Chairman,
     Cleveland, OH  44114                                                       President and Chief Executive
     Age 46                                                                     Officer, NatCity Investments, Inc.
                                                                                (investment banking), since July 1995;
                                                                                President and Chief Executive Officer,
                                                                                Raffensberger, Hughes & Co. (broker-dealer)
                                                                                from 1993 until 1995; President, Reserve
                                                                                Capital Group, from 1990 until 1993.


     Leigh Carter*                                         Trustee              Retired President and Chief
     13901 Shaker Blvd., #6B                                                    Operating Officer, B.F. Goodrich
     Cleveland, OH  44120                                                       Company, August 1986 to September
     Age 73                                                                     1990; Director, Adams Express
                                                                                Company (closed-end investment company),
                                                                                April 1982 to December 1997; Director,
                                                                                Acromed Corporation; (producer of spinal
                                                                                implants), June 1992 to March 1998;
                                                                                Director, Petroleum & Resources Corp., April
                                                                                1987 to December 1997; Director, Morrison
                                                                                Products (manufacturer of blowers fans and
                                                                                air moving equipment), since April 1983;
                                                                                Director, Kirtland Capital Corp. (privately
                                                                                funded investment group), since January
                                                                                1992.


     John F. Durkott                                       Trustee              President and Chief Operating
     8600 Allisonville Road                                                     Officer, Kittle's Home Furnishings
     Indianapolis, IN  46250                                                    Center, Inc., since January 1982;
     Age 54                                                                     partner, Kittles Bloomington
                                                                                Property Company, since January 1981;
                                                                                partner, KK&D (Affiliated Real Estate
                                                                                Companies of Kittle's Home Furnishings
                                                                                Center), since

               Names, Addresses                       Positions(s) Held           Principal Occupation
                   and Ages                             With the Group            During Past 5 Years
                   --------                             --------------            -------------------
                                                                                January 1989.

     Robert J. Farling                                     Trustee              Retired Chairman, President and
     1608 Balmoral Way                                                          Chief Executive Officer, Centerior
     Westlake, OH  44145                                                        Energy (electric utility), March
     Age 61                                                                     1992 to October 1997; Director,
                                                                                National City Bank until October 1997;
                                                                                Director, Republic Engineered Steels, since
                                                                                October 1997.

     Richard W. Furst, Dean                                Trustee              Professor of Finance and Dean, Carol
     600 Autumn Lane                                                            Martin Gatton College of Business
     Lexington, KY  40502                                                       and Economics; University of
     Age 60                                                                     Kentucky, since 1981; Director, The
                                                                                Seed Corporation (restaurant group), since
                                                                                1990; Director, Foam Design, Inc.,
                                                                                (manufacturer of industrial and commercial
                                                                                foam products), since 1993.

     Gerald L. Gherlein                                    Trustee              Executive Vice-President and General
     3679 Greenwood Drive                                                       Counsel, Eaton Corporation, since
     Pepper Pike, OH  44124                                                     1991 (global manufacturing);
     Age 60                                                                     Trustee, Meridia Health System (four
                                                                                hospital health system), 1994 to 1998;
                                                                                Trustee, WVIZ Educational Television (public
                                                                                television).

               Names, Addresses                       Positions(s) Held           Principal Occupation
                   and Ages                             With the Group            During Past 5 Years
                   --------                             --------------            -------------------
     J. William Pullen                                     Trustee              President and Chief Executive
     Whayne Supply Company                                                      Officer, Whayne Supply Co. (engine
     1400 Cecil Avenue                                                          and heavy equipment distribution),
     P.O. Box 35900                                                             since 1986; President and Chief
     Louisville, KY  40232-5900                                                 Executive Officer, American
     Age 59                                                                     Contractors Rentals & Sales (rental
                                                                                subsidiary of Whayne Supply Co.),
                                                                                since 1988.


                  *Mr. Carter and Mr. Martens are each an "interested person" of the Trust, as defined in the 1940 Act.

         Mr. Martens is an "interested person" because (1) he is an Executive Vice President of National City Corporation, (2) he owns shares of common stock and options to purchase common stock of National City Corporation, and (3) he is the Chief Executive Officer of NatCity Investments, Inc., a broker-dealer affiliated with National City Investment Management Company.

         The Group paid an aggregate of $96,250 in Trustees' fees and expenses for the fiscal year ended May 31, 1998, to all Trustees of the Group. All of the Trustees also serve as Trustees of The Parkstone Advantage Fund, an open-end investment company managed by the Group's Investment Adviser as an investment vehicle for insurance company separate accounts, and as Trustees for Armada Funds. The following table depicts, for the fiscal period ended May 31, 1998, the compensation received by each of the Trustees from the Group and in total from all investment companies managed by the Investment Adviser to the Group.

                               COMPENSATION TABLE

                                                                                                              TOTAL
                                                                                                          COMPENSATION
                                                                                                           FROM GROUP
                                                                                                          THE PARKSTONE
                                                                                                            ADVANTAGE
                                                           PENSION OR                                         FUND
                                                           RETIREMENT                                       AND THE
                                                            BENEFITS                ESTIMATED             FUND COMPLEX
                                        AGGREGATE          ACCRUED AS            ANNUAL BENEFITS         (ARMADA FUNDS)
                                      COMPENSATION        PART OF FUND                UPON                   PAID TO
           NAME OF TRUSTEE           FROM THE GROUP         EXPENSES               RETIREMENT               TRUSTEES*
           ---------------           --------------         --------               ----------               ---------
        Robert D. Neary                    -0-                 -0-                     -0-                   31,500
        Leigh Carter                       -0-                 -0-                     -0-                   27,750
        John F. Durkott                    -0-                 -0-                     -0-                   27,750
        Robert J. Farling                  -0-                 -0-                     -0-                   20,875
        Richard W. Furst                   -0-                 -0-                     -0-                   27,750
        Gerald L. Gherlein                 -0-                 -0-                     -0-                   27,750
        Herbert R. Martens, Jr.            -0-                 -0-                     -0-                     -0-
        J. William Pullen                  -0-                 -0-                     -0-                   24,750
        John B. Rapp                      6,500                -0-                     -0-                    6,500
        George R. Landreth                 -0-                 -0-                     -0-                     -0-
        Robert M. Beam                   25,750                -0-                     -0-                   25,750
        Lawrence D. Bryan                21,000                -0-                     -0-                   21,000
        Adrian Charles Edwards           25,750                -0-                     -0-                   25,750
        James F. Jones, Jr.              17,250                -0-                     -0-                   17,250

         Each Trustee who is not an affiliated person of BISYS or National City Corporation, the ultimate parent of IMC, receives an annual fee of $12,500 plus $3,000 for each Board meeting attended and reimbursement of expenses incurred in attending meetings for services as a Trustee to the Fund Complex. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. Mr. Martens is an employee of National City Corporation. He receives no compensation from the Group for acting as Trustee. Mr. Landreth served as Chairman of the Board until his resignation as Chairman on February 12, 1997, at which time Mr. Rapp became a Trustee and assumed that position. Mr. Landreth resigned as Trustee and the Group's President on October 23, 1997. Dr. Jones began serving as a Trustee on August 21, 1997. Mr. Landreth is an employee of BISYS. He received no compensation from the Group for acting as Trustee. Messrs. Rapp, Beam, Bryan, Edwards and Jones served as Trustees until their resignations on August 14, 1998.

* Reflects total compensation paid to Trustees for the 11 month period June 30, 1997 through May 31, 1998.

         The officers of the Group, their addresses, and principal occupations during the past five years are as follows:


                                                    Position(s) Held                   Principal Occupation
Name                                                 With the Group                     During Past 5 Years
----                                                 --------------                    -------------------
Herbert R. Martens, Jr.                              President                         Executive Vice President,
                                                                                       National City Corporation
                                                                                       (bank holding company), since July 1997;
                                                                                       Chairman, President and Chief Executive
                                                                                       Officer, NatCity Investments, Inc.
                                                                                       (investment banking), since July 1995;
                                                                                       President and Chief Executive Officer,
                                                                                       Raffensperger, Hughes & Co.,
                                                                                       (broker-dealer), from 1993 until 1995;
                                                                                       President, Reserve Capital Group, from 1990
                                                                                       until 1993; President, since July 1997 and
                                                                                       Trustee, since November 1997 of Armada
                                                                                       Funds.

W. Bruce McConnel, III                               Secretary                         Partner of the law firm
                                                                                       Drinker Biddle & Reath LLP
                                                                                       Philadelphia, Pennsylvania.

Gary Tenkman                                         Treasurer                         Director of Financial
                                                                                       Services, BISYS Fund
                                                                                       Services since April 1998;
                                                                                       formerly, Audit Manager, Ernst & Young LLP.

R. Jeffrey Young                                     Assistant Treasurer               Employee of BISYS Fund Services


         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. As Administrator, BISYS receives fees from the Group. As Distributor, SEI may retain all or a portion of any sales charge on the shares sold and may receive fees under the Distribution and Shareholder Service Plans described below. BISYS Fund Services Ohio, Inc. ("BISYS Ohio," or the "Fund Accountant") receives fees from the Group for providing certain fund accounting services. Mr. Tenkman, the Treasurer of the Group, and Mr. Young, the Assistant Treasurer of the Group, are employees of BISYS.


Investment Adviser and Subadviser

         Subject to the general supervision of the Group's Board of Trustees and in accordance with the Funds' investment objectives and restrictions, investment advisory services are provided to the Funds of the Group by IMC (formerly "First of America"), 1900 East Ninth Street, Cleveland, Ohio 44114, pursuant to the Investment Advisory Agreement dated July 9, 1987, as amended (with respect to the Money Market Funds) and the Investment Advisory Agreement dated September 8, 1988, as amended (with respect to the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund and Government Income Fund) (the "First Investment Advisory

Agreements") and the Investment Advisory Agreement dated as of December 22, 1992 (with respect to the International Discovery Fund (the "Second Investment Advisory Agreement") (together called the "Investment Advisory Agreements").


         IMC is a registered investment adviser and an indirect wholly-owned subsidiary of National City Corporation ("NCC"). NCC recently consolidated the asset management responsibilities of its various bank affiliates including FOA. Prior to such time, the investment adviser of the Funds was First of America Investment Corporation ("First of America"), a wholly-owned subsidiary of FOA.

         Under the Investment Advisory Agreements, the Investment Adviser has agreed to provide, either directly or through one or more subadvisers, investment advisory services for each of the Group's Funds as described in their Prospectuses. For the services provided and expenses assumed pursuant to the Investment Advisory Agreements, each of the Group's Funds pays IMC a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund. The annual rates for the Funds are as follows: 0.40% for the Money Market Funds; 0.74% for the Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, Municipal Bond Fund, Michigan Municipal Bond Fund and Government Income Fund, 1.00% for the Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Equity Income Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund; for the International Discovery Fund; 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 million and $400 million, and 1.05% of average daily net assets above $400 million. While the fees for these last seven Funds is higher than the advisory fees paid by most mutual funds, the Board of Trustees of the Group believes them to be comparable to advisory fees paid by many funds having objectives and policies similar to those Funds. The Investment Adviser may periodically voluntarily reduce all or a portion of its advisory fee with respect to any Fund to increase the net income of one or more of the Funds available for distribution as dividends.

         Pursuant to each of the Investment Advisory Agreements, the Investment Adviser will pay all expenses, including, as applicable, the compensation of any subadvisers directly appointed by it, incurred by it in connection with its activities under the Investment Advisory Agreements other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Pursuant to the terms of the Group's Second Investment Advisory Agreement, the Investment Adviser may retain a subadviser to manage the investment and reinvestment of the assets of the International Discovery Fund subject to the direction and control of the Group's Board of Trustees. Pursuant to the Group's Investment Advisory Agreement relating to the Balanced Allocation Fund, the Investment Adviser may also retain a subadviser to manage the investment and reinvestment of the assets of the Balanced Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees. Also pursuant to that Agreement, the Investment Adviser may retain a subadviser to manage the investment and reinvestment of the assets of the Conservative Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, subject to the direction and control of the Group's Board of Trustees.

         As of January 1, 1995 the Investment Adviser entered into a Sub-Investment Advisory Agreement between the Investment Adviser and Gulfstream, 100 Crescent Court, Suite 550, Dallas, Texas 75201 (the "Initial Sub-Investment Advisory Agreement" which had been approved by the Trustees). Pursuant to the terms of the Initial Sub-Investment Advisory Agreement, Gulfstream was retained by the Investment Adviser to manage the investment and reinvestment of the assets of the International Discovery Fund, subject to the direction and control of the Investment Adviser and the Group's Board of Trustees. At a meeting of shareholders held on February 28, 1995, shareholders of the International Discovery Fund and the Balanced Allocation Fund approved both the Initial Sub-Investment Advisory Agreement and a Sub-Investment Advisory Agreement between the Investment Adviser and Gulfstream (the "Current Sub-Investment Advisory Agreement"). The terms of the Current Sub-Investment Advisory Agreement, except for the addition of the Conservative Allocation Fund, the Balanced Allocation Fund, and the Aggressive Allocation Fund are identical to those of the Initial Sub-Investment Advisory Agreement. Pursuant to the Current Sub-Investment Advisory Agreement, Gulfstream currently provides sub-investment advisory services to the International Discovery Fund, the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.

         Under the Sub-Investment Advisory Agreement, Gulfstream is responsible for the day-to-day management of the International Discovery Fund, and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities. Gulfstream also has responsibility for reviewing investment performance, policies and guidelines, and maintaining certain books and records. The Investment Adviser is responsible for selecting and monitoring the performance of Gulfstream and for reporting the activities of Gulfstream in managing these Funds to the Group's Board of Trustees. The Investment Adviser may also render advice with respect to these Funds' investments in the United States and otherwise participate to the extent it deems necessary or desirable in day-to-day management of the Funds.

         For its services provided and expenses assumed pursuant to the Sub-Investment Advisory Agreement, Gulfstream is entitled to receive from the Investment Adviser a fee, computed daily and paid monthly, at the annual rate of 0.50% of the first $50 million of the International Discovery Fund's average daily net assets and the average daily net assets of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund which are invested in foreign securities, of 0.45% of such average daily net assets between $50 million and $100 million, 0.40% of such average daily net assets between $100 million and $400 million and 0.30% of such average daily net assets above $400 million, provided the minimum annual fee shall be $75,000.

         Pursuant to the Sub-Investment Advisory Agreement, Gulfstream will pay all expenses incurred by it in connection with its activities under the Sub-Investment Advisory Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Group.

         Gulfstream was organized in 1991 as a Texas limited partnership by Tull, Doud, Marsh & Triltsch, Inc., a Texas corporation ("TDMT"). TDMT is the sole general partner of Gulfstream. TDMT is owned by C. Thomas Tull, Stephen C. Doud, James P. Marsh and Reiner M. Triltsch. Messrs. Tull, Doud and Triltsch are the portfolio managers and Mr. Marsh is responsible for client services with Gulfstream. IMC is the sole limited partner of Gulfstream, holding a 72% interest. As of May 31, 1998, Gulfstream had over $876 million in international assets of institutional, governmental, pension fund and high net worth individual clients under its investment management. Gulfstream's portfolio management personnel average over 23 years investment experience and over 11 years of international investment experience. Gulfstream's investment process is designed to provide long-term growth of capital. Gulfstream focuses on identifying companies world-wide with strong balance sheets, superior operating margins and consistent sales and earnings growth and endeavors to purchase the Securities of those companies at reasonable valuations. Gulfstream generally avoids investments in the securities of cyclical, financial or turnaround companies, whose earnings are less predictable and more volatile. These stock selection criteria lead Gulfstream to invest in small to medium capitalization companies in international markets in pursuit of superior returns from long-term growth of capital. The Investment Adviser and the Trustees of the Trust believe that Gulfstream's style of investment management is well suited to the investment objective and policies of the International Discovery Fund, Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund.
         For the fiscal period ended May 31, 1998, and the fiscal years ended 1997 and 1996, First of America collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its investment advisory services to the indicated Funds under the Investment Advisory Agreements:

                                   Fiscal Period Ended May 31,                  Fiscal Years Ended June 30,

         FUND                             1998                          1997                            1996
                               ---------------------------  -----------------------------   ----------------------------
                                  Gross           Fees         Gross             Fees           Gross           Fees
                                  Fees         Voluntarily     Fees           Voluntarily       Fees         Voluntarily
                               Collected        Reduced     Collected          Reduced       Collected        Reduced
                               ---------        -------     ---------          -------       ---------        -------
Prime Obligations                3,212,525           --        3,441,611           --        3,144,270             84

U.S. Government Obligations      1,390,243           --        1,712,370           --        1,638,981             17

Tax-Free                           631,554           --          651,531           --          629,497              6

Treasury                         1,905,446           --        1,618,910           --        1,300,994          1,189

Small Capitalization             7,988,486           --        7,049,924           --        5,765,210          8,667

Mid Capitalization               6,103,574           --        6,531,413           --        8,178,104          2,655

Large Capitalization(l)          2,681,620           --        2,725,217           --          432,969         19,514

International Discovery          4,978,744           --        4,981,112           --        3,968,550          3,839

Equity Income                    3,930,234           --        4,335,969           --        4,277,488            206

Conservative Allocation(2)         143,243         42,973         44,485         13,345           --             --

Balanced Allocation              2,599,865        649,964      1,946,812        484,709      1,168,319        292,740

Aggressive Allocation(2)           357,342         53,601        136,524         20,479           --             --

Bond                             3,554,009        192,110      4,027,206        207,298      4,106,765        222,927

Limited Maturity Bond            1,263,800        324,490      1,134,805        289,664      1,155,348        296,518

Intermediate Government
  Obligations                    1,334,336         72,116      1,692,438         86,957      1,982,604        106,624

Government Income                1,649,105        646,269      1,587,392        620,579      1,384,056        542,801

Municipal Bond                     954,911        245,181      1,058,852        270,292      1,079,024        276,973

Michigan Bond                    1,705,361        437,864      1,715,085        437,841      1,653,555        424,702

(1)  Commenced operations December 27, 1995.

(2)  Commenced operations December 30, 1996.


         Unless sooner terminated, each of the Investment Advisory Agreements continues in effect as to a particular Fund for successive one-year periods ending December 31 of each year if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding shares of such Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Prospectuses), and a majority of the Trustees who are not parties to the Investment Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreements by votes cast in person at a meeting called for such purpose. Unless sooner terminated, the Sub-Investment Advisory Agreement continues in effect successive one-year periods ending December 31, if such continuance is approved as described above with respect to the Investment Advisory Agreements. The Investment Advisory Agreements and the Sub-Investment Advisory Agreement are terminable as to a particular Fund at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of that Fund, or by the Investment Adviser or, in the case of Gulfstream, on 150 days, prior written notice from Gulfstream. Such Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Investment Advisory Agreements and the Sub-Investment Advisory Agreement provide that neither the Investment Adviser nor Gulfstream shall be liable for any error of judgment or mistake of law or for any loss suffered by the Group in connection with the performance of their duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the respective investment adviser or subadviser in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Funds may include descriptions of the Investment Adviser or Subadviser including, but not limited to, (i) descriptions of the Investment Adviser's or Subadviser's operations; (ii) descriptions of certain personnel and their functions; and
(iii) statistics and rankings related to the Investment Adviser's or Subadviser's operations.

Portfolio Transactions

         With respect to all Funds of the Group other than the International Discovery Fund, pursuant to the Investment Advisory Agreements, the Investment Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. With respect to the International Discovery Fund and the portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund invested in foreign securities, pursuant to the terms of the Sub-Investment Advisory Agreement, Gulfstream determines, subject to the general supervision of The Investment Adviser, the Board of Trustees of the Group and in accordance with each of the investment objectives and restrictions of these Funds, which securities are to be purchased and sold by the International Discovery Fund, and foreign securities portion of the Conservative Allocation Fund, Balanced Allocation Fund and Aggressive Allocation Fund, and which brokers are to be eligible to execute the portfolio transactions of the International Discovery Fund, and foreign securities portion of the Conservative Allocation Fund, the Balanced Allocation Fund and the Aggressive Allocation Fund.

         Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Group, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Investment Adviser and Gulfstream in their best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Investment Adviser or Gulfstream may receive orders for transactions on behalf of the Group. Information so received is in addition to and not in lieu of services required to be performed by the Investment Adviser or Gulfstream and does not reduce the fees payable to such advisers by the Group or the Investment Adviser, as the case may be. Such information may be useful to the Investment Adviser or Gulfstream in serving both the Group and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to such advisers in carrying out their obligations to the Group.

         While the Investment Adviser and Gulfstream generally seek competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction for reasons discussed above. For the fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, the Group paid an aggregate of approximately $2,930,315, $3,118,633 and $3,615,061, respectively, as brokerage commissions on behalf of the Funds.

         The Group will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with National City Corporation (the parent corporation of IMC), SEI, BISYS, or their affiliates, and will not give preference to National City Corporation's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Investment decisions for each Fund of the Group are made independently from those for the other Funds or any other portfolio, investment company or account managed by The Investment Adviser. Any such other portfolio, investment company or account may also invest in the same securities as the Group. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which the Investment Adviser believes to be equitable to the Fund(s) and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreements, in taking investment recommendations for the Group, the Investment Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Group is a customer of The Investment Adviser, its parent or its subsidiaries or affiliates, and, in dealing with its customers, The Investment Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Group.

         Each of the Prime Obligations Fund, U.S. Government Obligations Fund, Treasury Fund, Small Capitalization Fund, Mid Capitalization Fund, Large Capitalization Fund, Conservative Allocation Fund, Balanced Allocation Fund, Aggressive Allocation Fund, Equity Income Fund, Bond Fund, Limited Maturity Bond Fund, Intermediate Government Obligations Fund, and Government Income Fund held, from time to time during the fiscal period ended May 31, 1998, securities of its regular brokers or dealers, as defined in Rule l0b-1 under the 1940 Act, or their parent companies, including: with respect to the Prime Obligations Funds, those of Bank of America, Bear Stearns, Hong Kong Shanghai Bank, Goldman Sachs, Morgan Stanley and Nomura Securities; with respect to the U.S. Government Obligations Fund, those of Aubrey Lanston, Goldman Sachs and Morgan Stanley; with respect to the Treasury Fund, those of Aubrey Lanston, Bank of America, J.P. Morgan, Goldman Sachs, Hong Kong Shanghai Bank Corp., Lehman Brothers and Nomura Securities; with respect to the Small Capitalization Fund, the Mid Capitalization Fund and the Large Capitalization Fund, those of Goldman Sachs; with respect to the Conservative Allocation Fund, those of Goldman Sachs and Salomon Smith Barney; with respect to the Balanced Allocation Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Aggressive Allocation Fund, those of Goldman Sachs and Salomon Smith Barney; with respect to the Equity Income Fund, those of Goldman Sachs and Morgan Stanley; with respect to the Bond Fund, those of Goldman Sachs, Lehman Brothers and Salomon Smith Barney; with respect to the Limited Maturity Bond Fund, those of Goldman Sachs and Lehman Brothers; with respect to the Intermediate Government Obligations Fund, those of Goldman Sachs; and with respect to the Government Income Fund, those of Goldman Sachs and Prudential.

         As of May 31, 1998, the Prime Obligations Fund held the following amounts of the securities of Goldman Sachs and Morgan Stanley, respectively:
$4,870,000 and $34,944,000. The Treasury Fund held the following amounts of securities of Bank of America, Goldman Sachs, J.P. Morgan, and Nomura Securities, respectively: $28,000,000, $20,000,000, $28,000,000 and
$140,000,000. The Conservative Allocation Fund held the following amounts of securities of Salomon Smith Barney:

$99,000. The Balanced Allocation Fund held the following amounts of the securities of Lehman Brothers: $3,386,000. The Aggressive Allocation Fund held the following amounts of securities of Salomon Smith Barney: $222,000 and. The Equity Income Fund held the following amounts of securities of Morgan Stanley:
$7,493,000. The Bond Fund held the following amounts of securities of Lehman
Brothers: $2,944,000. The Limited Maturity Bond Fund held the following amounts of securities of Lehman Brothers: $7,170,000. The Government Income Fund held the following amounts of securities of Prudential: $5,469,000.

Authority to Act as Investment Adviser

         Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibits banks generally from issuing, underwriting, selling, or distributing securities such as shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. The investment adviser and custodians are subject to such banking laws and regulations. Should legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, the Group might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Group's method of operation would not affect a Fund's net asset value per share or result in financial losses to any shareholder. State securities laws on this issue may differ from federal law and banks and financial institutions may be required to register as dealers pursuant to state law.

Glass-Steagall Act

         In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a national bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of

1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of The Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank-companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a national bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a national bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act. The Office of the Comptroller of the Currency, which has jurisdiction over national banks and their subsidiaries, has specifically permitted national banks and their subsidiaries to act as investment advisers to investment companies.

         The Investment Adviser believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectuses, this Statement of Additional Information and the Investment Advisory Agreements without violation of applicable statutes and regulations. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict the Investment Adviser from continuing to perform such services for the Group. Depending upon the nature of any changes in the services which could be provided by The Investment Adviser, the Board of Trustees of the Group would review the Group's relationship with the Investment Adviser and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of the Investment Adviser and/or National City Corporation's affiliated and correspondent banks in connection with customer purchases of shares of the Group, those banks might be required to alter materially or discontinue the services offered by them to customers. It is not anticipated, however, that any change in the Group's method of operations would affect its daily net asset value per share or result in financial losses to any shareholder.

Administrator and Sub-Administrator

         BISYS, formerly the Winsbury Company Limited Partnership, serves as administrator (the "Administrator") to the Group pursuant to the Administration Agreement dated January 1, 1995, as amended (the "Administration Agreement"). The Administrator assists in supervising all operations of each Fund (other than those performed by the Investment Adviser under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreement, by National City Bank and

Union Bank (the "Custodians") under the Custody Agreement and by BISYS Ohio under the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the SEC, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities for the Group; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings prepare compliance filings pursuant to state securities laws with the advice or the Group's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; in the case of the Money Market Funds, determine the actual variance from $1.00 of the Fund's net asset value per share; and generally assist in all aspects of the Group's operations other than those performed by the Investment Adviser under the Investment Advisory Agreements, by Gulfstream under its Sub-Investment Advisory Agreements, by State Street Bank and Trust Company under the Custody Agreements and by BISYS Ohio under the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         Pursuant to its authority to delegate its responsibilities under the Administration Agreement, the Administrator has engaged IMC to provide certain services as Sub- Administrator to the Funds of the Group. IMC serves as Sub-Administrator to the Group pursuant to a Sub-Administration Agreement dated as of January 1, 1995, and receives a fee from the Administrator for its services. Under the Sub-Administration Agreement, IMC will assist the Administrator by providing, upon the request of the Administrator, services which are incidental to, but not included among, its duties as Investment Adviser to the Group. These services include preparation of reports and documents necessary to calculate daily expense accruals, to update the financial accounts and records of the Funds and to prepare certain federal and state tax returns.

         The Administrator receives a fee from each Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, calculated daily and paid periodically, equal to the lesser of (a) the fee calculated at the annual rate of 0.20% of that Fund's average daily net assets, or (b) such other fee as may from time to time be agreed upon in writing by the Group and the Administrator. As Sub-Administrator , IMC is entitled to receive a fee from the Administrator of not more than 0.05% of each Fund's average daily net assets. The Administrator may voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.

         For the fiscal period ended May 31, 1998 and the fiscal years ended June 30, 1997 and 1996, the Administrator collected and voluntarily reduced the amounts indicated below which were payable to it with respect to its administrative services to the indicated Funds:

                                      Fiscal Period
                                      Ended May 31,                                        Fiscal Years Ended June 30,
            FUND                          1998                        1997                         1996
            ----                          ----                        ----                         ----
                                  Gross          Fees           Gross         Fees           Gross          Fees
                                  Fees        Voluntarily       Fees       Voluntarily       Fees        voluntarily
                                Collected       Reduced       Collected      Reduced       Collected       Reduced
                                ---------       -------       ---------      -------       ---------       -------
Prime Obligations              1,606,277        160,613       1,717,665      168,939      1,572,135      157,229

U.S. Government Obligations      695,128         69,506         854,229       83,726        819,490       81,957

Tax-Free                         315,780         31,575         325,122       31,933        314,749       31,478

Treasury                         952,742        476,362         808,404      403,676        649,909      324,958

Small Capitalization           1,597,709             --       1,410,121           --      1,153,042        1,736

Mid Capitalization             1,220,724             --       1,306,285           --      1,635,613           --

Large Capitalization             670,411             --         681,310           --        108,242        4,880

International Discovery          865,301             --         858,253           --        677,155          613

Equity Income                    786,053             --         867,179           --        855,486           28

Conservative Allocation(1)        28,649             --           8,897           --             --           --

Balanced Allocation              519,977             --         389,895           --        232,664          176

Aggressive Allocation(1)          71,469             --          27,305           --             --           --

Bond                             960,550        240,142       1,089,049      270,497      1,109,936      277,654

Limited Maturity Bond            341,570         85,394         306,698       76,205        312,256       78,030

Intermediate Government
  Obligations                    360,580         90,147         457,683      113,651        535,839      133,851

Government Income                445,707        111,428         428,868      106,625        374,069       93,652

Municipal Bond                   258,086        129,041         286,364      142,990        291,628      145,801

Michigan Municipal Bond          460,912        230,452         463,836      231,610        446,907      223,479

(1) Commenced operations December 30, 1996.

         Unless sooner terminated as provided therein, the Administration Agreement and the Sub-Administration Agreement will continue in effect until December 31, 1999. The Administration Agreement and the Sub-Administration Agreement thereafter shall be renewed automatically for successive five-year terms, unless written notice not to renew is given by the non-renewing party to the other Party at least 60 days prior to the examination of the then-current term. The Administration Agreement and the Sub-Administration Agreement are each terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement (or Sub-Administration Agreement, as the case may be) and for cause (as defined in the Administration Agreement) by the party alleging cause, on no less than 60 days' written notice by the Group's Board of Trustees or by the Administrator (or Sub-Administrator, in the case of the Sub-Administration Agreement).

         The Administration Agreement and the Sub-Administration Agreement provide that the Administrator and the Sub-Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Group in connection with the matters to which the Administration Agreement or the Sub-Administration Agreement relate, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator or the Sub-Administrator of its obligations and duties thereunder.

Expenses

         If total expenses borne by any of the Funds in any fiscal year exceed expense limitations imposed by applicable state securities regulations, IMC, Gulfstream (only with respect to the International Discovery Fund) and the Administrator will reimburse that Fund by the amount of such excess in proportion to their respective fees. As of the date of this Statement of Additional Information, the most restrictive expense limitation applicable to the Group's Funds limits each Fund's aggregate annual expenses, including management and advisory fees but excluding interest, taxes, brokerage commissions, and certain other expenses, to 2-1/2% of the first $30 million of a Fund's average net assets, 2% of the next $70 million of a Fund's average net assets, and 1-1/2% of a Fund's remaining average net assets. Any expense reimbursements will be estimated daily and reconciled and paid on a monthly basis. Fees imposed upon customer accounts by National City Corporation or its affiliated or correspondent banks for cash management services are not included within Group expenses for purposes of any such expense limitation.

Distributor

         SEI serves as Distributor to the Group pursuant to the Distribution Agreement dated September 14, 1998 (the "Distribution Agreement"). BISYS served as the principal underwriter and distributor for the Group prior to September 14, 1998. Unless otherwise terminated, the Distribution Agreement remains in effect for successive one-year periods ending September 14 of each year if approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding shares of the Group, and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         For the Group's fiscal period ended May 31, 1998, and the fiscal years ended June 30, 1997 and 1996, total commissions paid in connection with sales of the Group's shares were $1,259,061, $3,523,450 and $4,099,106, respectively. Of that amount BISYS retained $77,510, $3,241,396 and $3,814,505, respectively.

         As described in the Prospectuses, the Group has adopted an Investor A Distribution and Shareholder Service Plan with respect to Investor A Shares (the "Investor A Plan") and an Investor B Distribution and Shareholder Service Plan with respect to Investor B Shares (the

"Investor B Plan") (the Investor A Plan and Investor B Plan together are hereinafter referred to as the "Plans") pursuant to Rule 12b-1 of the 1940. Pursuant to these Plans, the Funds are authorized to pay or reimburse SEI, as Distributor, for certain expenses that are incurred in connection with the provision of shareholder and distribution services. Pursuant to the Investor A Plan, a Fund is authorized to pay SEI, as Distributor of Investor A Shares, a distribution and shareholder service fee in an amount not to exceed on an annual basis 0.25% of the average daily net assets of Investor A Shares of a Fund. Such amount may be used by SEI to pay banks and their affiliates (including National City Corporation and its affiliates), and other institutions, including broker-dealers (collectively, "Participating Organizations") for distribution or shareholder services provided or expenses incurred in provided such services pursuant to an agreement between SEI and the Participating Organization.

         Pursuant to the Investor B Plan, each Fund is authorized to pay SEI, as Distributor of Investor B Shares, a distribution fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of Investor B Shares of a Fund. Such amounts may be used by SEI to pay Participating Organizations for distribution assistance or to reimburse them for expenses incurred in providing distribution assistance pursuant to an agreement between SEI and the Participating Organization. Also pursuant to the Investor B Plan, a Fund is authorized to pay SEI a service fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Investor B Shares of a Fund. Such amounts may be used to pay Participating Organizations for shareholder services provided or expenses incurred in providing such services.

         As required by Rule 12b-1, the Investor A Plan was approved by the holders of the Investor A Shares and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of that Plan (the "Independent Trustees"). The Investor B Plan has been approved by the Board of Trustees, including a majority of the Independent Trustees, and by the initial Investor B Shareholders of each Fund.
         For the fiscal period ended May 31, 1998, BISYS received $2,091,693.00 pursuant to the Investor A Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $668,957.97 for payments to FOA or affiliates under the Investor A Plan, as described below.

         For the fiscal period ended May 31, 1998, BISYS received $1,123,403.00 pursuant to the Investor B Plan to compensate dealers for their distribution and shareholder service assistance.

         The Group discontinued its Investor C Distribution and Shareholder Service Plan with respect to Investor C Shares. For the fiscal period ended May 31, 1998, BISYS received $158,115.00 pursuant to the Investor C Plan to compensate dealers for their distribution and shareholder service assistance. Of that amount, BISYS received $60,207.00 for payments to FSI under the Investor C Plan.

                  The Plans may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the applicable class of the Fund. Any change in a Plan that would materially increase the distribution cost to the Fund requires shareholder approval. The Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred. The Plan may be amended by vote of the Trustees including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. For so long as the Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Group shall be committed to the discretion of such Independent Trustees. All agreements with any person relating to the implementation of a Plan may be terminated at any time on 60 days' written notice without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of the majority of the outstanding shares of the applicable class of the Fund. The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved
(i) by the vote of a majority of the Independent Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plans should be implemented or continued. In addition the Trustees in approving the Plans must determine that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders.

         The Board of Trustees of the Group believes that the Plans are in the best interests of the Funds since they encourage Fund growth. As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

         As authorized by the Investor B Plan, SEI has entered into a Service and Commission Agreement with Security Distributors, Inc. ("SDI"), Security Benefit Group, Inc. ("SBG") and First of America Brokerage Service, Inc. ("FOA Brokerage") which relates to purchases of Investor B Shares made prior to January 1, 1995. Pursuant to the Service and Commission Agreement, FOA Brokerage performs certain brokerage and related services in connection with the purchase of Investor B Shares by its customers and maintains shareholder accounts for such customers. Also pursuant to the Service and Commission Agreement, SBG provides financing assistance, consistent with the Investor B Plan, in connection with the services performed by FOA-Brokerage. Services provided by FOA-Brokerage include placing orders to purchase Investor B Shares, as agent for its customers, pursuant to the terms of its Dealer Agreement; providing shareholder liaison services; responding to inquiries; providing such information as FOA-Brokerage and SDI mutually determine to be appropriate in order to properly (maintain shareholder accounts; and providing at its own expense such office space equipment, facilities and personnel as may be reasonably necessary or beneficial in order to provide such services to customers. In consideration for such services, FOA-Brokerage receives from SBG a commission rate of 4.00% of the net asset value of Investor B Shares purchased by FOA-Brokerage as agent for its customers. SDI, either directly or through an affiliate, receives amounts specified in the Shareholder Services and Financing Agreement dated February 1, 1994 between SEI and SDI. Under that Agreement, SDI receives compensation for financing assistance at the annual rate of up to 0.75% of the average daily net assets of Investor B Shares of each Fund and compensation for shareholder support services at an annual rate of up to 0.25% of the average daily net assets of the Investor B Shares of each Fund.

Custodian, Transfer Agent and Fund Accounting Services

         National City Bank, 1900 East Ninth Street, Cleveland, Ohio 44114, an affiliate of IMC serves as Custodian to the Group pursuant to the Custodian Services Agreement dated as of July 24, 1998. Union Bank of California serves as Custodian for the International Discovery Fund pursuant to an Agreement dated July 31, 1995. The Custodians' responsibilities include safeguarding and controlling the Funds, cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments.

         State Street Bank and Trust Company serves as transfer agent and dividend disbursing agent (the "Transfer Agent") for all Funds of the Group pursuant to the Transfer Agency Agreement dated as of September 14, 1998, as amended. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services: maintenance of shareholder records for each of the Group's shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of shares of the Group on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services, the Transfer Agent receives a fee based on the number of shareholders of record. Prior to September 14, 1998, BISYS served as the Fund's transfer agent and disbursing agent. For the fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, BISYS received $2,576,000, $2,091,000, and $1,663,309, respectively from the Group for services as transfer agent for all portfolios of the Group.

         In addition, BISYS Ohio provides certain fund accounting services to the Group pursuant to a Fund Accounting Agreement dated January 26, 1993, as amended. BISYS Ohio receives a fee for such services, computed daily and paid periodically at an annual rate of 0.016% of the average daily net assets of each Money Market Fund and 0.022% of the average daily net assets of each of the other Funds. Under such Agreement, BISYS Ohio maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial, balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the daily net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Funds' Custodian, affirmation to the Funds' Custodian of all portfolio trades and cash settlements, verification and reconciliation with the Funds' Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds. For such services, for fiscal period ended May 31, 1998 and fiscal years ended June 30, 1997 and 1996, BISYS Ohio received $1,746,000, $1,722,000, and $1,491,244, respectively, from the Group.

Independent Auditors

         The Financial Statements of the Group as of May 31, 1998, which appear in the Group's Annual Report dated May 31, 1998, have been audited by PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, independent auditors. The Financial Statements are incorporated herein by reference to the Annual Report in reliance upon such report and on the authority of PricewaterhouseCoopers LLP as experts in auditing and accounting.

Legal Counsel

         Drinker Biddle & Reath LLP, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496 is counsel to the Group and will pass upon certain legal matters pertaining to the shares offered hereby.

                             ADDITIONAL INFORMATION

Description of Shares

         The Parkstone Group of Funds is a Massachusetts business trust. The Group was organized on March 25, 1987, and the Group's Declaration of Trust was filed with the Secretary of State of the Commonwealth of Massachusetts on March 27, 1987. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are units of beneficial interest, without par value. The Group presently has eighteen series of shares, representing interests in each series of the Group. The shares of each of the Funds of the Group, other than the Money Market Funds, the Tax-Free Income Funds, the Conservative Allocation Fund and the Aggressive Allocation Fund are offered in three separate classes: Investor A Shares, Investor B Shares and Institutional Shares. Shares of the Money Market Funds are offered in two separate classes: Investor A Shares and Institutional Shares, except for the Prime Obligations Fund which offers Investor A Shares, Investor B Shares and Institutional Shares. Shares of the Tax-Free Income Funds are offered in three classes: Investor A Shares, Investor B Shares and Institutional Shares. The Conservative Allocation Fund and the Aggressive Allocation Fund only offer Institutional Shares. The Group's Declaration of Trust authorizes the Board of Trustees to classify or re-classify any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares of each of the Group's Funds have no subscription or pre-emptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, shares of the Group's Funds will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group or an individual Fund, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund at a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the shareholders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in fundamental investment policy submitted to shareholders would be effectively acted upon with respect to a Fund only if approved by majority of the outstanding shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to a Fund.


         Shareholders are entitled to one vote for each dollar value invested and fractional votes for any fraction of a dollar invested and will vote in the aggregate, and not by class except as otherwise required by the 1940 Act or other applicable law, or when the matter to be voted upon affects only interests of the shareholders of a particular class. Voting rights are not cumulative, and, accordingly, the holders of more than 50% of the Group's outstanding shares may elect all of the Trustees, irrespective of the votes of other shareholders.


         The Group does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. The Group's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon written request of shareholders owning at least 10% of the outstanding shares of the Group entitled to vote.

         The Group's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law) to
(a) sell and convey the assets of a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares of the Group if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of an class participating in such combination and, in connection therewith, to cause all outstanding shares of any class to be redeemed at their net asset value or converted into shares of another class of the Group's shares at their net asset value. However, the exercise of such authority by the Board of Trustees may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

Vote of a Majority of the Outstanding Shares

         As used in the Prospectuses and the Statement of Additional Information, a "vote of a majority of the outstanding shares" of the Group or the Fund, means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Group or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Group or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Group or the Fund.

Shareholder and Trustee Liability

         Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Group's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Group, and that every written agreement, obligation, instrument, or undertaking made by the Group shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Group shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Group, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations.

         The Declaration of Trust states further that no Trustee, officer, or agent of the Group shall be personally liable in connection with the administration or preservation of the assets of the trust or the conduct of the Group's business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except or his own bad faith, willful-misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Group shall look solely to the assets of the trust for payment.

Additional Tax Information

         Individual federal income tax is computed on the basis of five graduated tax rates of 15%, 28%, 31%, 36% and 39.6%. The benefit of the personal exemptions and the benefit of itemized deductions are phased out by a rate adjustment for taxpayers with gross income in excess of certain threshold amounts resulting in a marginal federal tax rate in excess of 39.6%. The maximum tax rate applicable to corporations is 35%. Although a corporation's taxable income of less than $10 million is subject to tax at lower rates, the benefit of these lower rates is phased out for corporations with income in excess of $15 million resulting in a maximum effective marginal tax rate of 38%.

         For non-corporate taxpayers, the maximum tax rate imposed on net capital gains is 28%. The limitation on the deductibility of capital losses has been retained. Capital losses may be used to offset capital gains. Individual taxpayers may deduct up to $3,000 of capital losses each year to offset ordinary income and excess capital losses may be carried forward in future years.

         The Code generally permits a corporation to deduct 70% of dividends received from domestic corporations. Each of the Group's Funds will designate the portion of any dividend distribution for which the dividends-received deduction will be allowed. The amount so designated may not exceed the aggregate amount of dividends from domestic corporations that otherwise qualify for the dividends-received deduction received by the Fund for its taxable year.

         A non-deductible excise tax is also imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their ordinary income for the calendar year plus 98% of their capital gain net income for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency.

         Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.

         Although each of the Funds expects to qualify as a "regulated investment company" ("RIC") and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year a Fund does not qualify for the special tax treatment afforded RICS, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends-received deduction for corporations.

         A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of that investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.

         A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and certain equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256"
positions generally include regulated futures contracts, foreign currency contracts, non-equity options and dealer equity options.

         Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked to market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked- to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.

         When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position which may reduce or eliminate-the operation of these straddle rules.



         Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.

         In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.

         The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.

         Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the Exempt Funds

         As indicated in the Prospectuses, the Exempt Funds are designed to provide shareholders with current tax-exempt interest income. The Exempt Funds are not intended to constitute balanced investment programs and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Exempt Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts, since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Exempt Funds, dividends being tax-exempt; furthermore, such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Exempt Funds may not be appropriate investments for entities which are "substantial users," or "related persons" thereof, of facilities financed by private activity bonds held by an Exempt Fund. "Substantial user" is defined under U.S. Treasury Relations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 50% of the total revenues derived by any users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

         The percentage of total dividends paid by an Exempt Fund with respect to any taxable year which qualifies as federal exempt interest dividends will be the same for all shareholders receiving dividends during such year. In order for an Exempt Fund to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter, at least 50% of the aggregate value of the Exempt Fund must consist of exempt-interest obligations. In addition, the Exempt Fund must distribute 90% of the aggregate exempt-interest income and 90% of the investment company taxable income earned by it during the taxable year. After the close of an Exempt Fund's taxable year, the Exempt Fund will notify each shareholder of the portion of the dividends paid by the Exempt Fund to the shareholder with respect to such taxable year which constitutes an exempt-interest dividend. However, the aggregate amount of dividends as designated cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Exempt Fund during the taxable year over any amounts disallowed as deductions under Section 265 and 171(a)(2) of the Code.

         Under the Code, dividends attributable to interest on certain private activity bonds issued after August 7, 1986, must be included in alternative minimum taxable income for the purpose of determining liability (if any) for the 24% alternative minimum tax for individuals and the 20% alternative minimum tax for corporations. These private activity bonds include: certain bonds issued to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, and government-owned airports, docks and wharves and mass commuting facilities; certain qualified mortgage, student loan and redevelopment bonds; and certain bonds issued as part of "small issues" for industrial facilities. In the case of corporations, alternative minimum taxable income will also include an item of tax preference consisting of 75% of the excess of the corporation's "adjusted current earnings" over the corporation's other alternative minimum taxable income, and for this purpose all tax-exempt interest dividends will be included in the corporation's "adjusted current earnings. In addition, tax-exempt interest dividends paid to corporate investors may be subject to an environmental tax which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporation over $2 million.

         While each Exempt Fund does not expect to earn any investment company taxable income, taxable income earned by each Exempt Fund will be distributed. In general, the investment company taxable income will be the taxable income of each Exempt Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Each Exempt Fund would be taxed on any undistributed investment company taxable income. Since any such income will be distributed, it will be taxable to shareholders as ordinary income (whether paid in cash or additional shares). While each Exempt Fund does not expect to realize long-term capital gains, any net realized long-term capital gains will be distributed annually. Each Exempt Fund will have no federal tax liability and the Michigan Municipal Bond Fund will have no state tax liability with respect to such gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Exempt Fund's shares. Such distributions will be designated as a capital gains dividend in a written notice mailed by each Exempt Fund to shareholders after the close of each Exempt Fund's taxable year. See "Additional Tax Information" above.

         As indicated in the Prospectuses, each Exempt Fund may acquire rights regarding specified portfolio securities under puts. See "INVESTMENT OBJECTIVES AND POLICIES Additional Information on Portfolio Instruments-Puts" in this Statement of Additional Information. The policy of each Exempt Fund is to limit its acquisition of puts to those under which it will be treated for federal income tax purposes as the owner of the Exempt Securities acquired subject to the put and the interest on the Exempt Securities will be tax-exempt to it. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts that each Exempt Fund could acquire under the 1940 Act. Therefore, although each Exempt Fund will only acquire a put after concluding that it will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion.

         Although each Exempt Fund expects to qualify as a RIC and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Exempt Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year an Exempt Fund does not qualify for the special tax treatment afforded RICS, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends received deduction for corporations.

         Income itself exempt from federal income taxation may be considered in addition to taxable income when determining whether social security payments received by a shareholder are subject to federal income taxation.

         The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Exempt Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of each Exempt Fund or its shareholders or of Michigan state income or intangible taxes treatment of the Michigan Municipal Bond Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly potential purchasers of shares of these Funds are urged to consult their own tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Additional Tax Information Concerning the International Discovery Fund

         The International Discovery Fund may invest in non-U.S. corporations, which would be treated as "passive foreign investment companies" ("PFICs") under the Code which will result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that the International Discovery Fund invests in PFICs, its may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non-U.S. banks and insurance companies may not be treated as PFICs if they satisfy certain technical requirements under the Code. To the extent that the International Discovery Fund invests in foreign securities which are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the International Discovery Fund shareholders. Therefore, the payment of this tax would reduce the International Discovery Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

         If, for any reason, the International Discovery Fund were treated as a United Kingdom ("UK") resident, the worldwide income and capital gains of the International Discovery Fund would be subject to UK tax. If, for any reason, the International Discovery Fund were treated as having a permanent establishment in the UK, the Fund's UK source income (although not its capital gains), if any, would become subject to UK tax and certain other advantages otherwise available to the International Discovery Fund under the double tax treaty between the UK and the U.S. would not be available. Provided that the International Discovery Fund is not treated as being resident or having a permanent establishment in the UK, such Funds will not incur any UK tax liability with respect to the types of income or gains that the are likely to receive, except with respect to income on UK securities help in the portfolios of the International Discovery Fund. The Group believes, based on the advice of special counsel, that it would be highly unlikely for the Fund to be deemed or treated as being UK residents for UK tax purposes or having a permanent establishment in the UK pursuant to the double tax treaty between the U.S. and the UK as a result of the activities of both Funds' Subadviser, Gulfstream.

Yields of the Money Market Funds

         For the seven-day period ended May 31, 1998, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.82% and 4.94%; 4.80% and 4.92%; 4.84% and 4.96%; and 3.05% and
3.09%. For the thirty-day period ended May 31, 1998, the yield and compounded effective yield for the Investor A Shares of the Prime Obligations Fund, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively: 4.82% and 4.93%; 4.82% and 4.93%; 4.85% and 4.96%; and 2.99% and
3.03%.

         For the seven-day period ended May 31, 1998, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Funds, U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively:

4.92% and 4.94%; 4.90% and 5.02%; 4.94% and 5.07%; and 3.15% and 3.19%. For the
thirty-day period ended May 31, 1998, the yield and compounded effective yield for the Institutional Shares of the Prime Obligations Fund, the U.S. Government Obligations Fund, the Treasury Fund and the Tax-Free Fund were, respectively:
4.92% and 5.03%; 4.92% and 5.03%; 4.95% and 5.07%; and 3.09% and 3.13%.

         The standardized seven-day yield for each of the Money Market Funds is computed: (1) by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in that Fund having a balance of one share at the beginning of the seven-day base period, subtracting a hypothetical charge reflecting deductions from share older accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of each of the Money Market Funds includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non-recurring account or sales charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

         The effective yield for each of the Money Market Funds is computed by compounding the base period return, as calculated above by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. Each of the thirty-day yields and effective yields is calculated as described above except that the base period is 30 days rather than 7 days.

         For the seven-day period ended May 31, 1998, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Investor A Shares of the Tax-Free Fund was 5.04% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 5.11%. For the thirty-day period ended May 31, 1998, the tax-equivalent yield of the Investor A Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 4.95% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 5.02%.

         For the seven-day period ended May 31, 1998, the tax-equivalent yield (using a federal income tax rate of 39.6%) of the Institutional Shares of the Tax-Free Fund was 5.21% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 5.28%. For the thirty-day period ended May 31, 1998, the tax-equivalent yield of the Institutional Shares of the Tax-Free Fund (using a federal income tax rate of 39.6%) was 5.12% and its tax-equivalent effective yield (using a federal income tax rate of 39.6%) for the same period was 5.18%.

         The Tax-Free Fund's tax-equivalent yields were computed by dividing that portion of the Tax-Free Fund's yield which is tax-exempt by one minus the stated income tax rate and adding the result to that portion, if any, of the Tax-Free Fund's yield that is not tax-exempt. The Tax-

Free Fund's tax-equivalent effective yields were computed by dividing that portion of the effective yield which is tax-exempt by one minus the stated income tax rate and adding to that result the portion, if any, of the Tax-Free Fund's effective yield that is not tax-exempt.

         At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Yields of the Non-Money Market Funds

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," yields of each of the Non-Money Market Funds will be computed by analyzing net investment income per share for a recent thirty-day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non-Money Market Funds will vary from time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Group allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.

         In addition, for the Municipal Bond Fund and the Michigan Municipal Bond Fund, tax-equivalent yields will be computed by dividing that portion of a Fund's yield (as computed above) which is tax-exempt by one minus a stated income tax rate and adding that result to that portion, if any, of the yield of that Fund which is not tax exempt.

         For the 30-day period ended May 31, 1998, the yields, calculated as set forth above, for the Funds were as follows:

                                           Investor A      B Shares  Investor I
                                         With Sales Load

Parkstone Small Capitalization Fund           0.00%          0.00%      0.00%
Parkstone Mid Capitalization Fund             0.00%          0.00%      0.00%
Parkstone Large Capitalization Fund           0.00%          0.00%      0.00%
Parkstone International Discovery Fund            %              %          %
Parkstone Equity Income Fund                  1.01%          0.31%      1.31%
Parkstone Conservative Allocation Fund         N/A%           N/A%      3.06%
Parkstone Balanced Allocation Fund            1.64%          0.97%      1.97%
Parkstone Aggressive Allocation Fund           N/A%           N/A%      0.29%
Parkstone Bond Fund                           4.87%          4.32%      5.32%
Parkstone Limited Maturity Fund               4.49%          3.93%      4.94%
Parkstone Intermediate Government
  Obligations Fund                            4.62%          4.06%      5.06%
Parkstone U.S. Government Income Fund         5.00%          4.47%      5.47%


         The tax-equivalent yields for the Municipal Bond Funds for the 30-day period ended May 31, 1998 (assuming a 39.6% federal tax rate for the Municipal Bond Fund and a 4.4% Michigan income tax rate for the Michigan Municipal Bond
Fund) were as follows:

                                           Investor A      B Shares  Investor I
                                         With Sales Load

Parkstone Municipal Bond Fund                 5.71%          4.72%      6.36%
Parkstone Michigan Municipal Bond Fund        3.61%          2.98%      4.02%


Calculation of Total Return

         As summarized in the Prospectuses under the heading "PERFORMANCE INFORMATION," average annual total return is a measure of the change in value of an investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash.

Average annual total return will be calculated by: (l) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and (less the maximum sales charge, if any) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.

         For the one-year period ended May 31, 1998, the five-year period ended June 30, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Small Capitalization Fund, 0.74%, 14.72% and 16.82%; Mid Capitalization Fund, 15.93%, 13.54% and 14.32%; Equity Income Fund, 16.20%, 14.00% and 14.20%; Balanced
Allocation Fund, 10.22%, 10.78% and 10.59%; Bond Fund, 5.73%, 5.48% and 7.57%;
Limited Maturity Bond Fund, 1.60%, 4.04% and 6.17%; Intermediate Government Obligations Fund, 3.25%, 4.22% and 6.41%; Municipal Bond Fund, 1.87%, 4.00% and 5.68% and Michigan Municipal Bond Fund, 2.50%, 4.35% and 5.79%. For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, assuming the imposition of the maximum sales load, were: Large Capitalization Fund, 27.06% and 25.52%; Government Income Fund, 4.27% and 5.56%; and International Discovery Fund, 4.42% and 10.64%.


         For the one-year period ended May 31, 1998, the five-year period ended June 30, 1998 and the period from the commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were: Small Capitalization Fund, 5.48%, 15.78% and 17.39%; Mid Capitalization Fund, 21.40%, 14.59% and 14.87%; Equity Income Fund, 21.68%, 14.00% and 14.20%; Balanced
Allocation Fund, 15.41%, 11.80% and 11.40%; Bond Fund, 10.12%, 6.34% and 8.03%;
Limited Maturity Bond Fund, 5.83%, 4.90% and 6.62%; Intermediate Government Obligations Fund, 7.51%, 5.07% and 6.87%; Municipal Bond Fund, 6.14%, 4.85% and 6.14%; and Michigan Municipal Bond Fund, 6.76%, 5.21% and 6.34%. For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor A Shares of the following Funds, excluding the effect of any sales charges, were:
Large Capitalization Fund, 33.05% and 28.03%; Government Income Fund, 8.61% and 6.34%; and International Discovery Fund, 9.35% and 11.58%.

         For the one-year period ended May 31, 1998 and the period from the commencement of operations to May 31, 1998, the average annual total returns for the Investor B Shares of the following Funds, assuming the imposition of the maximum contingent deferred sales charges, were: Small Capitalization Fund, (0.19)% and 13.22%; Mid Capitalization Fund, 15.79% and 12.92%; Large Capitalization Fund, 27.13% and 25.93%; Equity Income Fund, 15.78% and 13.86%; Balanced Allocation Fund, 9.58% and 10.45%; Bond Fund 4.29% and 5.13%; Limited Maturity Bond Fund 0.14% and 3.71%; Intermediate Government Obligations Fund 1.83% and 3.84%; Government Income Fund, 2.72% and 5.06%; Municipal Bond Fund 0.46% and 3.19%; Balanced Allocation Fund, 9.58% and 10.45%; and Michigan Municipal Bond Fund 1.04% and 3.48%.

         For the one-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Investor B Shares of the following Funds, excluding the effect of any contingent deferred sales charges, were: Small Capitalization Fund, 4.79% and 13.52%; Mid Capitalization Fund, 20.66% and 13.18%; Large Capitalization Fund, 32.13% and 27.19%; International Discovery Fund, 8.58% and 5.05%; Equity Income Fund, 20.78% and 14.16%; Balanced Allocation Fund, 14.58% and 10.78%; Government Income Fund, 7.72% and 5.42%; Bond Fund, 9.28% and 5.52%; Limited Maturity Bond Fund, 5.14% and 4.10%; Intermediate Government Obligations Fund, 6.83% and 4.24%; Municipal Bond Fund, 5.46% and 3.60%; and Michigan Municipal Bond Fund, 6.04% and 3.89%.

         For the one-year period ended May 31, 1998, the five-year period ended May 31, 1998, and the period from commencement of operations to May 31, 1998, the average annual total returns for the Institutional Shares of the following Funds were: Small Capitalization Fund, 5.77%, 16.06% and 17.53%; Mid Capitalization Fund, 21.52%, 14.73% and 14.93%; Equity Income Fund, 21.96%, 15.21% and 14.83%; Balanced Allocation Fund, 15.64%, 12.04% and 11.57%; Bond
Fund, 10.46%, 6.69% and 8.21%; Limited Maturity Bond Fund, 6.09%, 5.13% and 6.75%; Intermediate Government Obligations Fund, 7.78%, 5.29% and 6.99%; Municipal Bond Fund, 6.27%, 5.10% and 1.38%; and Michigan Municipal Bond Fund, 7.12%, 5.45% and 6.50%. For the one-year period ended June 30, 1998, the average annual total returns of the Institutional Shares of the following Funds were:
Government Income Fund, 8.88%; and International Discovery Fund, 9.58%. For the one-year period ended May 31, 1998, the aggregate annual total returns of the Institutional Shares of the following Funds were: Conservative Allocation Fund, 11.18%; and Aggressive Allocation Fund, 12.45%.

Distribution Rates

         Each of the Funds may from time to time advertise current distribution rates which are calculated in accordance with the method disclosed in the Prospectuses. For the fiscal period ended May 31, 1998, the distribution rates for the Investor A Shares of the Funds, including the effect of sales loads and capital gains, were as follows: Small Capitalization Fund, 4.83%; Mid Capitalization Fund, 19.82%; Large Capitalization Fund, 10.03%; International Discovery Fund, 2.95%; Equity Income Fund, 17.24%; Balanced Allocation Fund, 4.70%; Bond Fund, 5.09%; Limited Maturity Bond Fund, 4.75%; Intermediate Government Obligations Fund, 4.86%; Government Income Fund, 5.90%; Municipal Bond Fund, 5.20%; and Michigan Municipal Bond Fund, 4.17%. For the fiscal period ended May 31, 1998, the distribution rates, including the effect of sales loads but excluding the effect of capital gains, for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.18%; International Discovery Fund, 0.00%; Equity Income Fund, 1.07%; Balanced Allocation Fund, 2.21%; Bond Fund, 5.09%; Limited Maturity Bond Fund, 4.75%; Intermediate Government Obligations Fund, 4.76%; Government Income Fund, 5.90%; Municipal Bond Fund, 3.56%; and Michigan Municipal Bond Fund, 3.91%.

         Excluding the effect of sales loads but including the effect of capital gains, for the fiscal period ended May 31, 1998, the distribution rates for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 5.05%; Mid Capitalization Fund, 20.76%; Large Capitalization Fund, 10.50%; International Discovery Fund, 3.09%; Equity Income Fund, 18.05%; Balanced Allocation Fund, 4.92%; Bond Fund, 5.31%; Limited Maturity Bond Fund,
4.95%; Intermediate Government Obligations Fund, 5.06%; Government Income
Fund, 6.15%; Municipal Bond Fund, 5.41%; and Michigan Municipal Bond Fund, 4.34%. For the fiscal period ended May 31, 1998, the distribution rates, excluding the effect of capital gains and sales loads for the Investor A Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.19%; International Discovery Fund, 0.00%; Equity Income Fund, 1.12%; Balanced Allocation Fund, 2.32%; Bond Fund, 5.31%; Limited Maturity Bond Fund, 4.95%; Intermediate Government Obligations Fund, 4.96%; Government Income Fund, 6.15%; Municipal Bond Fund, 3.30%; and Michigan Municipal Bond Fund, 4.07%.


         Distribution rates for the Investor B Shares of the Funds, including the effect of sales loads are not calculated by the Group, nor are they advertised. Distribution rates for the Investor B Shares of the Funds, excluding the effect of sales loads but including the effect of capital gains, for the fiscal period ended May 31, 1998, were as follows: Small Capitalization
Fund, 5.20%; Mid Capitalization Fund, 21.90%; Large Capitalization Fund, 10.66%; International Discovery Fund, 3.19%; Equity Income Fund, 17.56%; Balanced Allocation Fund, 4.27%; Bond Fund, 4.70%; Limited Maturity Bond Fund,
4.32%; Intermediate Government Obligations Fund, 4.47%; Government Income
Fund, 5.52%; Municipal Bond Fund, 4.76%; and Michigan Municipal Bond Fund, 3.61%. For the fiscal period ended May 31, 1998, the distribution rates, excluding the effect of capital gains and sales loads for the Investor B Shares of the Funds were as follows: Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.19%; International Discovery Fund, 0.00%; Equity

Income Fund, 0.54%; Balanced Allocation Fund, 1.67%; Bond Fund, 4.70%; Limited Maturity Bond Fund, 4.95%; Intermediate Government Obligations Fund, 0.00%; Government Income Fund, 6.15%; Municipal Bond Fund, 3.05%; and Michigan Municipal Bond Fund, 3.34%.


         For the fiscal period ended May 31, 1998, the distribution rates, including the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, 4.60%; Small Capitalization Fund, 4.97%; Mid Capitalization Fund, 20.57%; Large Capitalization Fund, 10.45%; International Discovery Fund, 3.05%; Equity Income Fund, 18.35%; Balanced Allocation Fund, 5.14%; Bond Fund, 5.58%; Limited Maturity Bond Fund, 5.26%; Intermediate Government Obligations Fund, 5.38%; Government Income Fund, 6.36%; Municipal Bond Fund, 5.60%; and Michigan Municipal Bond Fund, 4.52%. For the fiscal period ended May 31, 1998, the distribution rates, excluding the effect of capital gains, for the Institutional Shares of the Funds were as follows: Prime Obligations Fund, 4.60%; Small Capitalization Fund, 0.00%; Mid Capitalization Fund, 0.00%; Large Capitalization Fund, 0.18%; International Discovery Fund, 0.03%; Equity Income Fund, 0.54%; Balanced Allocation Fund, 1.67%; Bond Fund, 4.70%; Limited Maturity Bond Fund, 4.32%; Intermediate Government Obligations Fund, 4.37%; Government Income Fund, 5.52%; Municipal Bond Fund, 3.05%; Michigan Municipal Bond Fund, 3.34%; and Conservative Allocation Fund, 0.00%.


Performance Comparisons

         Investors may judge the performance of the Funds by comparing their performance to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies through various mutual fund or market indices such as the Morgan Stanley Capital International EAFE Index and those prepared by Dow Jones & Co., Inc., Standard & Poor's Corporation, Shearson Lehman Brothers, Inc. and The Russell 2000 Index and to data prepared Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, Morningstar, Inc. and the Consumer Price Index. Comparisons may also be made to indices or data published in Donoghue's MONEY FUND REPORT of Holliston, Massachusetts 01746, a nationally recognized money market fund reporting service, Money Magazine, Forbes, Barron's, The Wall Street Journal, The Bond Buyer's Weekly 20-Bond Index, The Bond Buyer's Index, The Bond Buyer, The New York Times, Business Week, Pensions and Investments and U.S.A. Today. In addition to performance information, general information about these Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

         From time to time, the Funds may include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions past or anticipated portfolio holdings for one or more of the funds within the Group; (5) descriptions of investment strategies for one or more of the Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.

         Morningstar, Inc., Chicago, Illinois, rates mutual funds on a one- to five-star rating scale with five stars representing the highest rating. Such ratings are based upon a fund's historical risk/reward ratio as determined by Morningstar relative to other funds in that fund's class. Funds are divided into classes based upon their respective investment objectives. The one- to five-star ratings represent the following ratings by Morningstar, respectively: Lowest, Below Average, Neutral, Above Average and Highest.

         Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments which provide fixed returns for a stated period of time. Yield and performance are functions of a Fund's quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by the Investment Adviser or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to customers.

Miscellaneous

         Individual Trustees are elected by the shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than a majority of the shares then outstanding, cast in person or by proxy at any meeting called for that purpose, or by a written declaration signed by shareholders voting not less than two thirds of the shares then outstanding.

         The Group is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Group. The 1998 Annual Report and, when available, the November 30, 1998 Semi-Annual Report to shareholders of the Group are incorporated herein by reference. These reports include the financial statements for the fiscal period ended May 31, 1998. In addition, the Annual Report includes management's discussion of Fund performance for each of the Non-Money Market Funds, as well as line graph comparisons to appropriate broad-based securities indices.

         The Prospectuses and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

         The Prospectuses and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this Statement of Additional Information.

         As of May 31, 1998, the Trustees and officers of the Group, as a group, owned less than one percent of the shares of any Fund of the Group.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

         As of August 21, 1998, the following persons were the record owners of more than 5% of the Investor A Shares, Investor B Shares and Institutional Shares of each of the Group's Funds:


FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED

Fund Prime Obligations A Shares  National Financial Services Corp.         79,169,316.160             75.622
                                 For The Benefit of Our Customers
                                 Church Street Station
                                 PO BOX 3908
                                 New York, NY 10008-3908

                                 Corelink Financial Inc.                    6.153,460.765              5.877
                                 PO Box 4054
                                 Concord, CA 94524


U.S. Gov't Obligations A    National Financial Services Corp.          21,710,398.170             13.384
Shares                      For The Benefit of Our Customers
                            Church Street Station
                            PO Box 3908
                            New York, NY 10008-3908

                            First of America                           140,258,967.530            86.471
                            Trust Operations
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Tax Free Obligations A      National Financial Services Corp.          28,356,994.580             56.832
Shares                      For The Benefit of Our
                            Customers
                            Church Street Station
                            PO Box 3908
                            New York, NY 10008-3908


                            First Of America                           18,322,403.120             36.721
                            Trust Operations
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
                            Corelink Financial Inc.                    2,881,332.790              5.774
                            PO Box 4054
                            Concord, CA 94524

Mid Capitalization A        Corelink Financial Inc.                    1,036,626.040              18.654
Shares                      PO Box 4054
                            Concord, CA 94524

                            J C Bradford Co. Cust FBO                  518,039.510                9.322
                            Cust RCIP Limited Partners I
                            330 Commerce St.
                            Nashville, TN 37201-1899

Small Capitalization A      Charles Schwab & Co. Inc.                  273,242.656                5.047
Shares                      Special Custodian Account
                            FBO Our Customers
                            ATTN: Mutual Funds
                            101 Montgomery Street
                            San Francisco, CA 94104

                            Corelink Financial Inc.                    337,350.737                6.231
                            PO Box 4054
                            Concord, CA 94524

                            Donaldson Lufkin Jenrette                  598,748.014                11.059
                            Securities Corporation Inc.
                            Jersey City, NJ 07303-9998

Limited Maturity Bond A     Corelink Financial Inc.                    2,267,840.436              54.273
Shares                      PO Box 4054
                            Concord, CA 94524

                            NFSC FEBO OL4-639028                       485,752.169                11.624
                            NSF International
                            PO Box 130140
                            Ann Arbor, MI 48113

                            Wheat First Securities Inc.                385,023.284                9.214
                            A C 5634-2536
                            Midwest Foundation Corporation
                            PO Box 1207
                            Tremont, IL 61568-1207

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED

Municipal Bond A Shares     Corelink Financial Inc.                    317,568.563                42.622
                            PO Box 4054
                            Concord, CA 94524

Michigan Municipal  Bond    Corelink Financial Inc.                    498,963.465                16.086
A Shares                    PO Box 4054
                            Concord, CA 94524

U.S. Government Income A    Corelink Financial Inc.                    1,842,237.918              34.757
Shares                      PO Box 4054
                            Concord, CA 94524

International Discovery A   Corelink Financial Inc.                    411,419.037                17.217
Shares                      PO Box 4054
                            Concord, CA 94524

Treasury Fund A Shares      First Of America                           235,279,318.940            96.190
                            Trust Operations
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Large Capitalization Fund   Corelink Financial Inc.                    496,783.214                38.583
A Shares                    PO Box 4054
                            Concord, CA 94524

Prime Obligations B Shares  Richard C. Sloan                           61,493.380                 9.694
                            287 Twin Lakes Drive
                            Moultrie, GA 31768

                            Donald L. Edwards                          122,169.900                19.260
                            PO Box 1766
                            Moultrie, GA 31776

                            Wheat First Securities Inc.                32,355.830                 5.100
                            A C 1027-5263
                            Florence M. Adams
                            Thomas L. Adams
                            880 E. Remus Rd.
                            Mt. Pleasant, MI 48858-9072

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
                            NFSC FEBO W69-006394                       96,746.780                 15.252
                            NFSC FMTC IRA
                            FBO Paul A. Spinelli
                            5143 SW 9th Lane
                            Gainesville, FL 32607

                            Union Bank of California,                 38,563.990                 6.079
                            Custodian
                            Michael D. Laughhunn
                            SEP IRA
                            6884 3 Mile
                            White Cloud, MI 49349

                            Union Bank of California,                 32,336.930                 5.097
                            Custodian
                            Michael D. Laughhunn
                            SEP IRA
                            6884 3 Mile
                            White Cloud, MI 49349

Limited Maturity            Raymond James Assoc. Inc.                  8,797.945                  5.717
Bond B Shares               CSDN
                            David E. Reese Jr. IRA
                            519 Brandwynne Ct.
                            Dayton, OH 45459

                            Wheat First Securities Inc.                10,351.967                 6.727
                            A C 4422-0525
                            Isaac Walker Company
                            PO Box 3500
                            Peoria, IL 61612-3500

Intermediate                NFSC FEBO OL4-634433                       23,197.783                 13.567
Government B                Horace Burton Gemmill
Shares                      Joyce Louise Gemmill
                            2360 Mccomb Drive
                            Clio, MI 48420

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
Municipal Bond B Shares     NFSC FEBO OL4-640557                       5,252.929                  8.586
                            Edward L. Najim
                            Cheri S. Najim
                            1300 Pine Valley Court
                            Springfield, IL 62704

                            NFSC FEBO OL4-655562                       6,187.391                  10.113
                            William G. Bruns
                            2604 W. Purdie Ave.
                            Muncie, IN 47304

                            Wheat First Securities Inc.                11,985.951                 19.591
                            A C 1684-5440
                            Berry J. Bowen
                            2400 Country Club Drive
                            Springfield, IL 62704-3262

                            Wheat First Securities Inc.                5,706.210                  9.326
                            A C 3706-4972
                            Frank A. Gregory
                            Thelma M. Gregory
                            3149 Shadow Brook Dr.
                            Indianapolis, IN 46214-1904

                            Wheat First Securities                     3,432.051                  5.609
                            A C 899-5047
                            2309 Vassar
                            Lansing, MI 48912

                            Wayne Hummer Investments LLC               12,738.296                 20.821
                            910-33413-10
                            Attn: Mutual Funds
                            PO Box 750
                            Chicago, IL 60690

Prime Obligations           First Of America                           577,715,241.770            87.553
Institutional Shares        Trust Operations
                            Trust 1
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
                            First Of America                           60,655,333.190             9.192
                            Trust Operations
                            Trust 2
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

U.S. Gov't Obligations      First Of America                           135,122,037.050            69.604
Institutional Shares        Trust Operations
                            Trust 1
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           48,249,492.860             24.854
                            Trust Operations
                            Trust 2
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            National City Indiana                      10,756,510.780             5.540
                            Trust Operations
                            Money Market 5312
                            PO Box 94777
                            Cleveland, OH 44101-4777

Tax Free Obligations        First Of America                           86,294,471.260             94.486
Institutional Shares        Trust Operations
                            Trust 1
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Mid Capitalization          First Of America                           22,552,056.887             68.444
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           9,585,841.409              29.092
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
Small Capitalization        First Of America                           11,126,048.565             66.482
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           4,772,077.175              28.515
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Equity Income               First Of America                           3,150,996.316              21.768
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           10,555,403.660             72.920
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Bond Institutional Shares   First Of America                           30,728,727.234             64.719
                            Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           15,099,647.690             31.802
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Limited Maturity Bond       First Of America                           5,420,250.683              33.818
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
                            First Of America                           9,986,426.410              62.307
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Intermediate Government     First Of America                           4,636,539.591              27.678
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           11,424,553.558             68.220
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Municipal Bond              First Of America                           9,620,841.587              84.465
Institutional Shares        Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            Sheldon & Co.                              813,547.001                7.142
                            Attn: Mutual Funds
                            PO Box 94984
                            Cleveland, OH 44101-4984

Michigan Municipal Bond     First Of America                           2,591,197.240              13.961
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           15,840,243.403             85.350
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
Balanced Allocation         First Of America                           16,598,465.338             90.841
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           1.623.261.565              8.883
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

U.S. Government Income      First Of America                           1,501,504.025              8.850
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           14,437,558.151             85.099
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

International Discovery     First Of America                           14,326,201.801             56.994
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           10,112,666.425             40.231
                            Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Treasury Fund               First Of America                           299,234,794.650            99.208
Institutional Shares        Trust Operations
                            Trust 1
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

FUND                        OWNER                                      SHARES OWNED               PERCENT OWNED
Aggressive Allocation       First Of America                           2,675,656.559              98.427
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Conservative Allocation     First Of America                           1,543,839.142              99.484
Institutional Shares        Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

Large Capitalization Fund   First Of America                           13,585,677.460             62.982
Institutional Fund Shares   Trust Operations
                            Cash
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

                            First Of America                           7,337,053.664              34.014
                            Trust Operations
                            Reinvest
                            PO Box 4042
                            Kalamazoo, MI 49003-4042

         As of August 31, 1998, as a result of its possession of voting or investment power with respect to such shares, through accounts for which National City Bank and other affiliates of NCC act in a fiduciary capacity, National City Bank and other affiliates were deemed to be the record and beneficiary owners of approximately 99.7% of the Institutional Shares of the Group as follows:

Institutional Shares Beneficially Owned By National City Bank And Its
Affiliates:


                                        Amount of Beneficial           Percent of                 Percent of
Title of Institutional Share Fund             Ownership                Fund Class                    Fund

Prime Obligations Fund                        $627,395,529                 97.9%                     76.2%
U.S. Government Obligations Fund              $206,964,442                 97.1%                     49.6%
Treasury Fund                                 $326,098,486                100.0%                     66.1%
Tax-Free Fund                                 $120,954,861                 98.6%                     68.8%
Small Capitalization Fund                      $18,875,557                 85.7%                     59.3%
Mid Capitalization Fund                        $34,110,866                 99.9%                     83.0%
Large Capitalization Fund                      $21,173,041                 99.9%                     94.4%
International Discovery Fund                   $25,827,163                 99.7%                     88.6%
Conservative Allocation Fund                    $1,181,484                 99.3%                     99.3%
Balanced Allocation Fund                       $19,318,511                   .9%                     90.1%
Aggressive Allocation Fund                      $3,699,178                 99.9%                     99.9%
Equity Income Fund                             $15,990,298                 99.8%                     71.4%
Bond Fund                                      $51,255,830                 99.8%                     95.0%
Limited Maturity Bond Fund                     $14,840,346                 99.9%                     82.6%
Intermediate Government Obligations Fund       $18,949,652                 99.9%                     90.3%
Government Income Fund                         $16,790,066                 99.8%                     65.0%
Municipal Bond Fund                            $12,793,554                 99.9%                     92.6%
Michigan Municipal Bond Fund                   $18,356,516                 99.9%                     82.6%

         Therefore, NCC owned beneficially as of such date 69.4% the total outstanding shares of the Group. NCC may be presumed to control both the Group and each of the Funds because it possesses or shares investment or voting power with respect to more than 25% of the total outstanding shares of the Group and of each of the Funds. As a result, NCC may have the ability to elect the Trustees of the Group, approve the Investment Advisory Agreements and

Distribution Agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification.

         With respect to all of the Funds, the Group's officers and directors collectively owned less than 1% of the Funds' outstanding securities.

                              FINANCIAL STATEMENTS

         Financial Statements describing audited financial information for the each Fund's operations since inception appear in the Group's Annual Report dated May 31, 1998, and on file with the SEC (File Nos. 33-13283 and 811-5105) are incorporated herein by reference. The report of PricewaterhouseCoopers LLP, independent auditors of the Group, appears therein.

                                    APPENDIX


         COMMERCIAL PAPER RATINGS

                  A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                  "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                  "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A-1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                  "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                  "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                  "C" - Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.

                  "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


              Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

              "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

              "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

              "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                           "Not Prime" - Issuers do not fall within any of the
Prime rating categories.


                           The three rating categories of Duff & Phelps for
investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                           "D-1+" - Debt possesses the highest certainty of
timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                           "D-1" - Debt possesses very high certainty of timely
payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                           "D-1-" - Debt possesses high certainty of timely
payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                           "D-2" - Debt possesses good certainty of timely
payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.



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                  "D-3" - Debt possesses satisfactory liquidity and other
protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

                  "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

                  "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."

                  "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                  "B" - Securities possess speculative credit quality. this designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

                  "C" - Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

                  "D" - Securities are in actual or imminent payment default.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

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                           "TBW-1" - This designation represents Thomson
BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

                           "TBW-2" - This designation represents Thomson
BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                           "TBW-3" - This designation represents Thomson
BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

                           "TBW-4" - This designation represents Thomson
BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


                 CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                           The following summarizes the ratings used by Standard
& Poor's for corporate and municipal debt:

                           "AAA" - An obligation rated "AAA" has the highest
rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

                           "AA" - An obligation rated "AA" differs from the
highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

                           "A" - An obligation rated "A" is somewhat more
susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

                           "BBB" - An obligation rated "BBB" exhibits adequate
protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                           "BB," "B," "CCC," "CC" and "C" - Debt is regarded as
having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



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                           "BB" - Debt is less vulnerable to non-payment than
other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

                           "B" - Debt is more vulnerable to non-payment than
obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

                           "CCC" - Debt is currently vulnerable to non-payment,
and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

                           "CC" - An obligation rated "CC" is currently highly
vulnerable to non-payment.

                           "C" - The "C" rating may be used to cover a situation
where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                           "D" - An obligation rated "D" is in payment default.
This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.

                           PLUS (+) OR MINUS (-) - The ratings from "AA" through
"CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                           "r" - This rating is attached to highlight
derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

                  The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

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
                           "Aaa" - Bonds are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                           "Aa" - Bonds are judged to be of high quality by all
standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                           "A" - Bonds possess many favorable investment
attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                           "Baa" - Bonds are considered as medium-grade
obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                           "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess
one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                           Con. (---) - Bonds for which the security depends
upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                           Note: Those bonds in the Aa, A, Baa, Ba and B groups
which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

                           The following summarizes the long-term debt ratings
used by Duff & Phelps for corporate and municipal long-term debt:



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                           "AAA" - Debt is considered to be of the highest
credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                           "AA" - Debt is considered of high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                           "A" - Debt possesses protection factors which are
average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                           "BBB" - Debt possesses below-average protection
factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                           "BB," "B," "CCC," "DD" and "DP" - Debt that possesses
one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                           To provide more detailed indications of credit
quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                           The following summarizes the ratings used by Fitch
IBCA for corporate and municipal bonds:

                           "AAA" - Bonds considered to be investment grade and
of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.

                           "AA" - Bonds considered to be investment grade and of
very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

                           "A" - Bonds considered to be investment grade and of
high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.

                           "BBB" - Bonds considered to be investment grade and
of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The


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
capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.

                           "BB" - Bonds considered to be speculative. These
ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                           "B" - Bonds are considered highly speculative. These
ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                           "CCC," "CC" and "C" - Bonds have high default risk.
Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

                           "DDD," "DD" and "D" - Bonds are in default.
Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

                           To provide more detailed indications of credit
quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                           Thomson BankWatch assesses the likelihood of an
untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                           "AAA" - This designation represents the highest
category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                           "AA" - This designation indicates a very strong
ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                           "A" - This designation indicates that the ability to
repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.



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
                           "BBB" - This designation represents Thomson
BankWatch's lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                           "BB," "B," "CCC" and "CC," - These designations are
assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                           "D" - This designation indicates that the long-term
debt is in default.

                           PLUS (+) OR MINUS (-) - The ratings from "AAA"
through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


         MUNICIPAL NOTE RATINGS

                           A Standard and Poor's rating reflects the liquidity
concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                           "SP-1" - The issuers of these municipal notes exhibit
a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

                           "SP-2" - The issuers of these municipal notes exhibit
satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

                           "SP-3" - The issuers of these municipal notes exhibit
speculative capacity to pay principal and interest.


                           Moody's ratings for state and municipal notes and
other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                           "MIG-1"/"VMIG-1" - This designation denotes best
quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

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
                           "MIG-2"/"VMIG-2" - This designation denotes high
quality, with margins of protection ample although not so large as in the preceding group.

                           "MIG-3"/"VMIG-3" - This designation denotes favorable
quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                           "MIG-4"/"VMIG-4" - This designation denotes adequate
quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                           "SG" - This designation denotes speculative quality
and lack of margins of protection.


                           Fitch IBCA and Duff & Phelps use the short-term
ratings described under Commercial Paper Ratings for municipal notes.



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